Exhibit 10.1

AMENDED AND RESTATED

MASTER LEASE AGREEMENT

Dated as of November 20, 2009

Between

TOYS “R” US PROPERTY COMPANY II, LLC,

as Landlord,

and

TOYS “R” US – DELAWARE, INC.,

as Tenant

	ARTICLE VI AFFIRMATIVE COVENANTS; USE

6.1	Tenant Covenants	18

	ARTICLE VII NEGATIVE COVENANTS

7.1	Tenant’s Negative Covenants	21

	ARTICLE VIII ALTERATIONS; LEASING

8.1	Alterations	22
8.2	Subletting and Assignment	23

	ARTICLE IX MAINTENANCE AND REPAIR; IMMATERIAL ENCROACHMENTS

9.1	Maintenance and Repair	24
9.2	Immaterial Encroachments, Restrictions, etc.	25

	ARTICLE X CASUALTY AND CONDEMNATION

10.1	Insurance	26
10.2	Casualty; Application of Proceeds	29
10.3	Condemnation	30

	ARTICLE XI INTENTIONALLY OMITTED

	ARTICLE XII EVENTS OF DEFAULT

12.1	Events of Default	31
12.2	Certain Remedies	33
12.3	Damages	33
12.4	Application of Funds	34

-ii-

	ARTICLE XIII LANDLORD’S CURE RIGHTS

13.1	Landlord’s Right to Cure Tenant’s Default	34

	ARTICLE XIV HOLDING OVER AND SUBORDINATION

14.1	Holding Over	35
14.2	Subordination	35
14.3	Attornment	35

	ARTICLE XV RIGHTS OF LANDLORD’S LENDER

15.1	Landlord’s Lender Generally	36
15.2	Successor to Landlord	36
15.3	Limitation of Successor Landlord Liability	37
15.4	Lease Modifications	38
15.5	Notice of Default to Landlord’s Lender	38
15.6	Modifications to Secure Financing	38
15.7	Delivery of Notices to Landlord’s Lender	38
15.8	Right of Landlord’s Lender to Enforce Lease	38
15.9	Exercise of Landlord’s Discretion	38
15.10	Cure of Landlord Defaults	39
15.11	Indemnification	39

	ARTICLE XVI NO WAIVER

16.1	No Waiver	40

	ARTICLE XVII REMEDIES CUMULATIVE

17.1	Remedies Cumulative	40

	ARTICLE XVIII ACCEPTANCE OF SURRENDER

18.1	Acceptance of Surrender	40

-iii-

	ARTICLE XIX NO MERGER OF TITLE

19.1	No Merger of Title	41

	ARTICLE XX CONVEYANCE BY LANDLORD

20.1	Conveyance by Landlord	41

	ARTICLE XXI QUIET ENJOYMENT

21.1	Quiet Enjoyment	41

	ARTICLE XXII

22.1	Notices	41

	ARTICLE XXIII APPRAISERS

23.1	Appraisers	43

	ARTICLE XXIV

24.1	Confidentiality	44

	ARTICLE XXV ENVIRONMENTAL INDEMNITY

25.1	Environmental Indemnity	45
25.2	Landlord’s Lender’s Rights of Enforcement	46
25.3	Survival	46
25.4	Successors and Assigns	46
25.5	Termination	46
25.6	No Impairment	47
25.7	Statute of Limitations	47

-iv-

	ARTICLE XXVI MISCELLANEOUS

26.1	Survival of Claims	47
26.2	Severability	47
26.3	Maximum Permissible Rate	47
26.4	Headings	47
26.5	Exculpation; No Consequential, Punitive or Indirect Damages	47
26.6	Exhibition of Leased Property	48
26.7	Entire Agreement	48
26.8	Governing Law	48
26.9	No Waiver	48
26.10	Successors and Assigns	48
26.11	Modifications in Writing	48
26.12	No Waiver	48
26.13	Third Party Beneficiaries	48
26.14	Waiver of Landlord’s Lien	48
26.15	Separate Lease	48

	ARTICLE XXVII MEMORANDUM OF LEASE

27.1	Memorandum of Lease	49

	ARTICLE XXVIII TRUE LEASE, ETC.

28.1	True Lease	49
28.2	Acknowledgment of Law	49
28.3	Single Lease	49

-v-

AMENDED AND RESTATED MASTER LEASE AGREEMENT (this “Lease”), dated as of the 20th day of November, 2009, among TOYS “R” US PROPERTY COMPANY II, LLC (formerly known as GIRAFFE PROPERTIES, LLC) (“Landlord”), a Delaware limited liability company, having offices c/o Toys “R” Us, Inc., One Geoffrey Way, Wayne, New Jersey 07470, Attention: Chief Financial Officer, and TOYS “R” US – DELAWARE, INC., a Delaware corporation (“Tenant”), having its principal offices at One Geoffrey Way, Wayne, New Jersey 07470, Attention: Chief Financial Officer.

RECITALS

WHEREAS, Landlord and Tenant are parties to that certain Master Lease Agreement dated as of July 21, 2005 (the “Original Giraffe Master Lease”), pursuant to which Landlord agreed to let to Tenant, and Tenant agreed to lease from Landlord, certain parcels of real property and improvements described therein;

WHEREAS, on the date hereof, Tenant has sold or exchanged the properties described on Schedule 1.1 to Landlord (the “Additional Properties”), subject to the terms of the Master Lease Agreement, dated as of July 21, 2005 (the “Original MPO Master Lease” and, together with the Original Giraffe Lease, the “Master Lease Agreements”), between MPO Properties, LLC (as predecessor-in-interest to Tenant), as landlord, and Tenant, as tenant,

WHEREAS, Landlord and Tenant now wish to amend and restate the Master Lease Agreements to (i) consolidate the terms of the Master Lease Agreements into one Amended and Restated Master Lease Agreement, (ii) terminate the Master Lease Agreements with respect to the six properties listed on Schedule 1.2 attached hereto concurrently with the sale of such properties by Landlord to Tenant or its designee (the “Excluded Properties”) and the execution and delivery hereof, (iii) extend the term of the Master Lease Agreements to January 31, 2030, and (iv) effect such other amendments thereto as are hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that:

A. the Master Lease Agreements are hereby terminated with respect to the Excluded Properties, and neither Landlord nor Tenant shall have any rights or obligations under said Master Lease Agreements with respect to the Excluded Properties, except to the extent that any of the same are expressly stated under the Master Lease Agreements to survive the termination thereof;

B. the Master Lease Agreements are hereby amended to exclude the Excluded Properties for all purposes hereunder (as used hereinafter, the term “Leased Property” shall exclude the Excluded Properties for all purposes hereunder); and

C. the Master Lease Agreements are hereby amended to consolidate the Master Lease Agreements into one Amended and Restated Master Lease Agreement that reads in its entirety as follows:

ARTICLE I

LEASED PROPERTY; TERM

1.1 Leased Property. Upon and subject to the terms and conditions hereinafter set forth, Landlord leases to Tenant and Tenant leases from Landlord all of Landlord’s right, title and interest in and to all of the following (collectively or individually as the context may require, the “Leased Property”):

(i) those certain tracts, pieces and parcels of land, as more particularly described in Exhibit A attached hereto and made a part hereof (collectively, the “Land”);

(ii) all buildings, structures, Fixtures (all capitalized terms used but not elsewhere defined herein shall have the meanings provided therefor in Article II hereof) and other improvements of every kind, including alleyways, sidewalks, utility pipes, conduits and lines, parking areas and roadways appurtenant to such buildings and structures presently or hereafter situated upon the Land (collectively, the “Leased Improvements”);

(iii) all easements, rights and appurtenances relating to the Land and the Leased Improvements; and

(iv) all permanently affixed equipment, machinery, fixtures (as defined in the Uniform Commercial Code as in effect in the State of New York) (including all HVAC equipment, elevators, escalators and lighting, together with all equipment, parts and supplies used to service, repair, maintain and equip the foregoing), and other items of real and/or personal property, including all components thereof, now and hereafter located in, on or used in connection with, and permanently affixed to or incorporated into the Leased Improvements, including all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air- and water-pollution-control, waste-disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire- and theft-protection equipment, all of which, to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto (collectively the “Fixtures”), provided that the foregoing shall exclude all items included within Tenant’s Personalty.

1.2 Release of Unimproved Parcels. Notwithstanding anything herein to the contrary, Landlord shall have the right from time to time to terminate this Lease, with respect to any Unimproved Parcels located at the Leased Property as well as grant in connection therewith in respect of the Leased Property remaining subject to this Lease reasonable easements, restrictions, covenants, reservations and rights of way for, among other things, traffic circulation, ingress, egress, parking, access, water and sewer lines, telephone and telegraph lines, electric lines or other utilities or for other similar purposes at no cost to Landlord and with no adjustment in Rent; provided, in each such case, (x) such Unimproved Parcel shall be used for the purpose of erecting, maintaining and operating other structures and improvements not inconsistent with the use of the related Leased Property, and (y) such termination will not materially adversely affect either the value of the remaining portion of the related Leased Property (as distinguished from the value of the entire Leased Property) or the net operating income of the remaining portion of the Leased Property (taking into account, to the extent applicable, any potential loss of revenue resulting if the transfer and development of the Unimproved Parcel by Landlord were not to occur), as supported by the Officer’s Certificate of Landlord described below. As used herein, “Unimproved Parcel” shall mean, with respect to a Leased Property, one or more land areas comprising such Leased Property on which no improvements used in connection with the Primary Intended Use are situate, and not materially required for the Primary Intended Use. In connection with any termination permitted pursuant to this Section, Tenant agrees to execute and deliver any instrument reasonably necessary or appropriate to facilitate said action, subject to Tenant’s receipt of:

1.	a plot plan identifying the location of the applicable Unimproved Parcel;

2.	a metes and bounds description of the portion of such Unimproved Parcel; and

3.	an amendment to the legal description attached as an exhibit to this Lease implementing the proposed release, including a metes and bounds description of the portion of the Land at the relevant Leased Property that will continue to be subject to this Lease after the proposed termination.

1.3 Uneconomic Property.

(a) Subject to the terms of this Section, if, at any time during the Term, in the good faith judgment of Tenant (as evidenced by an Officer’s Certificate on behalf of Tenant which describes the basis for such judgment), any Leased Property becomes or imminently will become uneconomic or unsuitable for use as a Toys “R” Us store, including, without limitation, as a Babies “R” Us store, and will remain uneconomic or unsuitable for such use for the foreseeable future (in each case, any such Leased Property, an “Uneconomic Property”), then, Tenant shall have the right (but, except to the extent provided in Section 1.3(d), not the obligation), so long as no Event of Default shall have occurred and be continuing (at the time of Tenant’s delivery of a Tenant Termination Election Notice or at any time thereafter prior to the sale of the applicable Uneconomic Property by Landlord pursuant to this Section 1.3(a)), to request the termination of this Lease with respect to such Uneconomic Property in accordance with the terms of this Section. Tenant shall signify its election to exercise such option to terminate this Lease by giving notice (each, a “Tenant Termination Election Notice”) of the election to Landlord and Landlord’s Lender, accompanied by the Officer’s Certificate described in the immediately preceding sentence. Upon receipt of a Tenant Termination Election Notice, Landlord shall use reasonable, good faith efforts to market and sell such Uneconomic Property as unencumbered by this Lease. If Landlord sells such Uneconomic Property, this Lease shall terminate with respect to such Uneconomic Property as of the closing of such sale, and Tenant shall vacate such Uneconomic Property at or prior to such closing. Provided Landlord uses reasonable, good faith efforts to market and sell an Uneconomic Property, Landlord shall have no liability to Tenant and this Lease shall continue with respect to such Uneconomic Property in the event Landlord is unable sell the same. Further, Landlord shall not be required to sell an Uneconomic Property (and its efforts to sell shall be deemed reasonable and in good faith it if is unable to sell an Uneconomic Property) for an amount less than the fair market value of such Uneconomic Property, as unencumbered by this Lease.

(b) Tenant hereby agrees to pay all reasonable, out-of-pocket expenses in connection with any actions taken pursuant to this Section, including all reasonable out-of-pocket expenses and costs incurred by Landlord or Landlord’s Lender (or any of their respective affiliates), regardless whether a sale of an Uneconomic Property is ultimately effected, including those of the following nature: audits; travel; accounting services; environmental and engineering reports; credit reports; appraisals; property evaluations; preparation, negotiation, execution and delivery of documents; attorneys’ fees and expenses of Landlord and Landlord’s Lender; transfer, transfer gains, intangibles and deed recording taxes; title insurance; survey; and document recordings and filings.

(c) Upon the termination of this Lease with respect to an Uneconomic Property pursuant to clause (a) above, Tenant shall, in addition to any amounts payable pursuant to clause (b) above, pay Landlord an amount equal to the excess (if any) of the net present value of the Base Rent for such Uneconomic Property over the remaining Term for such Uneconomic Property, discounted at 10% per annum, over the sales proceeds for such Uneconomic Property received by Landlord.

(d) In addition to the foregoing, if by reason Tenant’s determination no longer to operate or cause the operation of its or another business at a Leased Property, a ground lessor or other Person shall have the right to exercise a purchase right, purchase option, termination right or recapture right in respect of such Leased Property pursuant to a Property Document applicable thereto, then on or after the 180th day prior to the date on which such right would be triggered, Tenant shall be obligated to request a termination of such Leased Property in accordance with and subject to the conditions of the provisions of Section 1.3(a) and, if this Lease is terminated pursuant to said Section 1.3(a), pay the amount required to be paid pursuant to Section 1.3(c).

1.4 Term. Subject to the terms of Section 1.6, the term of this Lease (the “Term”) shall commence on the Commencement Date and shall expire on January 31, 2030, unless otherwise terminated as provided herein, provided that the Term for those certain Ground Leased Properties set forth on Exhibit B that have an expiration date under the applicable Ground Lease expiring prior to January 31, 2030, shall expire on the earlier expiration date under the applicable Ground Lease. In no event shall the Term with respect to any Leased Property extend beyond January 31, 2030.

1.5 No Merger of Landlord’s Interest. If Landlord or any Affiliate of Landlord shall purchase any fee or other interest in a Leased Property that is superior to the interest of Landlord, such as the lessor’s interest in a Ground Leased Property, then the estate of Landlord and such superior interest shall not merge and, without limiting the foregoing, Tenant shall continue to be liable hereunder to pay any rent and perform any other obligations of the lessee under such Ground Lease. Further, in the event Landlord or any Affiliate of Landlord acquires a superior lessor’s interest in a Ground Leased Property and the term of the related Ground Lease shall have expired, then Landlord or such Affiliate shall have the right to enter into a new Ground Lease and receive from Tenant reimbursement (or payment) of ground rent in an amount equal to the same ground rent as was payable under the expired Ground Lease, increased by 5 percent, and increased again by 5 percent every fifth anniversary of the commencement of the new Ground Lease.

1.6 Limitation of Term as a Result of Ground Lease Terms. With respect to any Ground Leased Property, the Ground Lease for which has an expiration date (taking into account any renewal options thereunder as of the date hereof or hereafter exercised) prior to the expiration of the Term, (i) this Lease shall expire with respect to such Ground Leased Property on the date provided for in Section 1.4 (taking into account the terms of the following clause (ii)), and (ii) if a Ground Lease renewal option is not exercised as of the date hereof and Landlord has not (in its sole discretion) determined to exercise such renewal option, then Tenant may require Landlord to exercise such renewal term on the following terms and conditions: (1) no Event of Default shall have occurred and be continuing (either at the time of Tenant’s request or at the time Landlord is to exercise such option), (2) Tenant shall notify Landlord, on a date reasonably prior to the date on which such renewal option must be exercised, that Tenant wishes Landlord to exercise such renewal option, and (3) such notice shall constitute Tenant’s agreement to pay to Landlord (as and when the same become due and payable) all base and additional rent and other sums due and payable under the affected Ground Lease during such renewal term (including the portion thereof extending beyond the Term), provided that Landlord shall credit against amounts due under this clause (3), in respect of the portion of the Ground Lease renewal term, extending beyond the Term any rent and similar payments Landlord receives from any third party in consideration for the lease of the premises in respect of such portion of the Ground Lease renewal term and Landlord shall use commercially reasonable efforts to lease the premises in such period. The provisions of clause (3) of the immediately preceding sentence and the related proviso shall survive the expiration or earlier termination of this Lease. In no event shall the Term of this Lease with respect to any Leased Property extend beyond January 31, 2030.

1.7 Possible Additional Capital Improvements. If Tenant requests Landlord to make (at Landlord’s cost), or pay the cost of, a capital improvement at a Leased Property, and Landlord agrees to such request, or if Landlord offers to Tenant that Landlord make (at Landlord’s cost), or pay the cost of, a capital improvement at a Leased Property and Tenant accepts such offer, then the Base Rent for such Leased Property shall be increased by an amount agreed upon by the parties to reflect a rental increase that would be agreed upon by a landlord and tenant, who are unrelated to one another and dealing with each other on an arm’s length basis, in consideration for such capital improvement or payment by Landlord, taking into account then-market conditions and the terms and conditions of this Lease. For clarity, any making of any request, agreement, offer or acceptance referred to above in this section shall be in the sole discretion of each of Landlord and Tenant.

1.8 Alabama Property. Landlord shall have the right to terminate this Lease with respect to any Leased Property located in the State of Alabama at any time from and after November 19, 2029; provided that Landlord shall first provide written notice of its election to so terminate at least 24 months, but not earlier than 36 months, prior to the effective date of such termination.

ARTICLE II

DEFINITIONS

2.1 Definitions. For all purposes of this Lease, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, (ii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as at the time applicable, (iii) all references in this Lease to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease, (iv) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision, (v) the term “including” and words of similar import shall be deemed to be followed by the phrase “without limitation,” (vi) the term “attorneys’ fees” and “attorneys’ fees and expenses” and words of similar import shall be deemed preceded with the word “reasonable,” (vii) the phrase “Leased Property” shall be deemed to mean a specific Leased Property or all of the Leased Property, as the context may require, and shall be deemed to be followed by the phrase “or any portion thereof”, and (viii) references to the date hereof and words of similar import shall mean the Commencement Date, i.e., the date first set forth in the first paragraph of this Lease.

Additional Charges: As defined in Article III.

Affiliate: A Person or Persons directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the Person or Persons in question. The term “control,” as used in the immediately preceding sentence, shall mean, with respect to a Person that is a corporation, the right to exercise, directly or indirectly, more than 50% of the voting rights attributable to the shares of the controlled corporation and, with respect to a Person that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled Person.

Alteration: As defined in Section 8.1.

Approved Bank: A bank or other financial institution which has a minimum long-term unsecured debt rating of at least “A” and a minimum short-term unsecured debt rating of at least “A” by each of the Rating Agencies, or if any such bank or other financial institution is not rated by all the Rating Agencies, then a minimum long-term rating of at least “A” and a minimum short-term unsecured debt rating of at least “A,” or their respective equivalents, by two of the Rating Agencies, but in any event one of the two Rating Agencies shall be S&P, it being understood that the A and A benchmark ratings and other benchmark ratings in this Lease are intended to be the ratings, or the equivalent of ratings, issued by S&P.

Award: Any compensation paid by any Governmental Authority in connection with a Condemnation in respect of all or any part of any individual Leased Property.

Base Rent: As defined in Article III.

Base Rent Payment: As defined in Article III.

Business Day: Any day other than a Saturday, Sunday or any other day on which national banks in New York, New York are not open for business.

Cash: Coin or currency of the United States of America or immediately available federal funds, including such funds delivered by wire transfer.

Casualty: As defined in Section 10.2.

Commencement Date: The date first set forth in the first paragraph of this Lease.

Condemnation: As defined in Section 10.3.

Condominium Documents: Condominium declarations; bylaws, covenants, conditions and restrictions relating to a condominium regime; and similar agreements and instruments affecting any Leased Property and binding upon and/or benefiting Landlord or Tenant and other third parties.

Debt. As such term is defined in the Indenture.

Default: The occurrence of any event hereunder which, but for the giving of notice or passage of time, or both, would be an Event of Default hereunder.

Depositary: A depositary selected by Landlord, it being agreed that different Persons may serve as Depositary at any one time and from time to time.

Environmental Laws: Any foreign, federal, state or local statute, regulation or ordinance or any judicial or administrative decree or decision or the common law, whether now existing or hereinafter enacted, promulgated or issued, with respect to the protection of human health from any environmental hazards, the environment, or any Hazardous Materials, wetlands, landfills, open dumps, storage tanks, underground storage tanks, solid waste, waste water, storm water run-off, waste emissions or wells. Without limiting the generality of the foregoing, the term shall encompass each of the following statutes, and regulations promulgated thereunder, and amendments and successors to such statutes, and regulations, as may be enacted and promulgated from time to time: (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified in scattered sections of 26 U.S.C.; 33 U.S.C.; 42 U.S.C. and 42 U.S.C. §9601 et seq.); (ii) the Resource Conservation and Recovery Act of 1976 (42 U.S.C. §6901 et seq.); (iii) the Hazardous Materials Transportation Act (49 U.S.C. §1801 et seq.); (iv) the Toxic Substances Control Act (15 U.S.C. §2061 et seq.); (v) the Clean Water Act (33 U.S.C. §1251 et seq.); (vi) the Clean Air Act (42 U.S.C. §7401 et seq.); (vii) the Safe Drinking Water Act (21 U.S.C. §349; 42 U.S.C. §201 and §300f et seq.); (viii) the National Environmental Policy Act of 1969 (42 U.S.C. §4321); (ix) the Superfund Amendment and Reauthorization Act of 1986 (codified in scattered sections of 10 U.S.C., 29 U.S.C. 33 U.S.C. and 42 U.S.C.); and (x) Title III of the Superfund Amendment and Reauthorization Act (40 U.S.C. §1101 et seq.).

Event of Default: As defined in Article XII.

Fair Market Value: With respect to a particular Leased Property, the price that a willing buyer not compelled to buy would pay a willing seller not compelled to sell for such Leased

Property, excluding all capital improvements (as distinguished from necessary repairs and replacements) paid for by Tenant, and (a) assuming the same is encumbered or unencumbered by this Lease, as specified in the applicable provisions hereof requiring a determination of Fair Market Value, (b) determined in accordance with the appraisal procedures set forth in Article XXIV or in such other manner as shall be mutually acceptable to Landlord and Tenant, and (c) not taking into account any reduction in value resulting from any indebtedness to which such Leased Property may be subject.

Fiscal Year: The fiscal year of Tenant as the same may be modified from time to time.

Fixtures: As defined in Article I.

Governmental Authority: Any court, board, agency, commission, office or authority of any nature whatsoever of or for any governmental unit (federal, state, county, district, municipal, city or otherwise), whether now or hereafter in existence.

Ground Leased Property: The Leased Property subject to the Ground Leases.

Ground Leases: The ground leases affecting the Properties identified on Schedule B as leased, together with any extensions, amendments, modifications and replacements thereof, provided that such extensions, amendments, modifications and replacements do not increase Tenant’s obligations hereunder in any material respect or decrease Tenant’s rights hereunder in any material respect.

Hazardous Substance: Each and every element, compound, chemical mixture, contaminant, pollutant, material, waste or other substance which is defined, determined or identified as hazardous or toxic under any Environmental Law. Without limiting the generality of the foregoing, the term shall mean and include:

(i) “hazardous substances” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendment and Reauthorization Act of 1986, or Title III of the Superfund Amendment and Reauthorization Act, each as amended, and regulations promulgated thereunder; excluding, however, common maintenance and cleaning products regularly found at properties with a standard of operation and maintenance comparable to the applicable Borrowing Base Property;

(ii) “hazardous waste” and “regulated substances” as defined in the Resource Conservation and Recovery Act of 1976, as amended, and regulations promulgated thereunder;

(iii) “hazardous materials” as defined in the Hazardous Materials Transportation Act, as amended, and regulations promulgated thereunder; and

(iv) “chemical substance or mixture” as defined in the Toxic Substances Control Act, as amended, and regulations promulgated thereunder.

Improvements: The improvements contained on the Land.

Indenture. As defined in the definition of “Landlord’s Debt.”

Initial Landlord’s Debt. As defined in the definition of “Landlord’s Debt.”

Initial Landlord’s Lender. The Bank of New York Mellon, in its capacity as trustee and collateral agent under the Landlord’s Debt Documents that evidence the Initial Landlord’s Debt, together with its successors and assigns.

Insurance Premiums: As defined in Section 10.1(b)(i).

Insurance Requirements: All terms of any insurance policy required hereunder covering or applicable to the Leased Property, all requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) applicable to or affecting the Leased Property or any use of the Leased Property.

Land: As defined in Article I with respect to the Leased Property.

Landlord: Toys “R” Us Property Company II, LLC (formerly known as Giraffe Properties, LLC) and its successors and assigns.

Landlord Liens: Liens on or against the Leased Property or this Lease or any payment of Rent (i) in favor of any taxing authority by reason of any tax excluded from the definition of “Taxes” hereunder owed by Landlord or (ii) securing Landlord’s Debt.

Landlord’s Debt: (i) initially, those certain senior secured notes due 2017 with a principal amount of $725,000,000 issued by Landlord and guaranteed by future subsidiaries of Landlord pursuant to the Indenture, dated the date hereof, by and among Landlord, Toys “R” Us, Inc. and The Bank of New York Mellon, as trustee (as the same may be amended, amended and restated, modified or supplemented from time to time, the “Indenture”), together with all additional notes of Landlord issued pursuant to the terms of the Indenture (the “Initial Landlord’s Debt”) and (ii) any other indebtedness of Landlord secured by a mortgage lien on the Property, including any indebtedness of Landlord refinancing the Initial Landlord’s Debt.

Landlord’s Debt Documents: The instruments and agreements evidencing, establishing and securing Landlord’s Debt, including (to the extent applicable) without limitation, any indenture, credit agreement, promissory notes, mortgages, deeds of trust or deeds to secure debt, assignments of leases and rents and pledge agreements; provided that with respect to any Landlord’s Debt Documents other than those executed and delivered contemporaneously herewith or expressly required thereby, in any instance in this Lease in which Tenant (and any Person claiming by, through or under Tenant) is obligated to comply with or perform in accordance with or subject to Landlord’s Debt Documents, Tenant (and such Person) shall not be so obligated to the extent (but only to the extent) that any amended or new Landlord’s Debt Documents impose any additional material obligation, duty or liability on Tenant (or such Person) or diminish in any material respect any right of Tenant (or such Person) provided for hereunder.

Landlord’s Lender: Collectively, the holders from time to time of Landlord’s Debt as governed by Landlord’s Debt Documents; provided, however, that in no event shall Tenant be obligated hereunder to deal with more than one representative on behalf of all of such holders or that otherwise comprise Landlord’s Lender, and in the case of any Landlord’s Debt Documents which have or appoint a single trustee or administrative or similar agent(s) to act on behalf of all of such holders, “Landlord’s Lender” shall mean such trustee or agent. As of the date hereof, “Landlord’s Lender” with respect to Landlord’s Debt existing as of the date hereof shall mean the Initial Landlord’s Lender.

Lease Year: Any Fiscal Year or portion thereof during the Term.

Leased Improvements; Leased Property: Each as defined in Article I.

Legal Requirements: All federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting Landlord, Tenant or the Leased Property, or the construction, use, alteration or operation thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Tenant, at any time in force affecting the Leased Property (other than any subleases, this Lease, and service contracts and other similar agreements now in effect or hereafter entered into in the ordinary course of Tenant’s business), including any which may (i) require repairs, modifications or alterations in or to the Leased Property, or (ii) in any way limit the use and enjoyment thereof.

Litigation Costs: All costs reasonably incurred by Landlord in connection with the enforcement of any provision of this Lease, including attorneys’ fees and expenses, court costs and reasonable consultants’ fees and expenses.

Lien: With respect to any property or other asset, any mortgage, deed of trust, deed to secure debt, pledge, hypothecation, security interest, lien (statutory or otherwise), charge, easement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or other asset (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing), provided that in no event shall a lease be deemed to constitute a Lien.

Non-Toys Leases. As such term is defined in the Indenture.

Notice: As defined in Article XXII (regardless whether the same is capitalized herein).

Officer’s Certificate: A certificate made by an individual authorized to act on behalf of Tenant.

Operating Agreements: Reciprocal easement and/or operating agreements; covenants, conditions and restrictions; and similar agreements affecting any Leased Property and binding upon and/or benefiting Landlord or Tenant and other third parties.

Other Charges: All Ground Lease rents, maintenance charges, impositions other than Taxes, and any other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining a Leased Property, now or hereafter levied or assessed or imposed against any Leased Property or any part thereof (subject to the same exclusion set forth in the proviso in the definition of “Taxes”).

Overdue Rate: On any date, a rate equal to 10% per annum, but in no event greater than the maximum rate then permitted under applicable law.

Permitted Encumbrances: (i) Liens imposed by law, such as and mechanics and materialmen Liens, in each case for sums not yet overdue for a period or more than 30 days or being contested in good faith by appropriate proceedings or such other Liens arising out of judgments or awards against Tenant (for purposes of this definition of “Permitted Encumbrances,” “Tenant” shall mean Tenant and any Person claiming by, through or under Tenant, as applicable) with respect to which Tenant shall then be proceeding with an appeal or other proceedings for review if adequate reserves with respect thereto are maintained on the books of Tenant in accordance with GAAP, (ii) Liens for taxes, assessments or other governmental charges not yet overdue for a period of more than 30 days or payable or subject to penalties for nonpayment or which are being contested in good faith by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of Tenant in accordance with GAAP, (iii) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes (including, for the avoidance of doubt, operating agreements), or zoning or other restrictions as to the use of the Leased Property or Liens incidental to the conduct of the business of Tenant or to the ownership of its properties which were not incurred in connection with Debt and which do not in the aggregate materially adversely affect the value of the Leased Property or materially impair their use in the operation of the business of Tenant, (iv) Liens arising from Uniform Commercial Code financing statement filings regarding operating leases entered into by Tenant in the ordinary course of business, (v) Liens securing judgments for the payment of money so long as such Liens are adequately bonded and any appropriate legal proceedings that may have been duly initiated for the review of such judgment have not been finally terminated or the period with which such proceedings may be initiated has not expired; (vi) Liens existing on the date hereof; (vii) Subleases existing on the date hereof or entered into in accordance with the terms hereof; (viii) Liens disclosed on any title insurance policy after the date hereof provided to the Initial Landlord’s Lender in connection with the Initial Landlord’s Debt; and (ix) any matters that would be disclosed by an accurate survey of any Leased Property which would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on such Leased Property. In addition, “Permitted Encumbrances” shall include any Landlord Liens (including any Liens securing the Notes issued on the date hereof and any additional notes incurred in compliance with the Indenture), but not for purposes of determining Tenant’s obligations and, except where the terms of this Lease expressly require Tenant to comply with or perform the covenants and obligations of Landlord’s Debt Documents, Tenant shall not be deemed to have agreed to comply with or perform said covenants or obligations of Landlord’s Debt Documents, notwithstanding that Tenant is obligated to observe or perform the Permitted Encumbrances or Property Documents.

Person: Any individual, sole proprietorship, corporation, general partnership, limited partnership, limited liability company or partnership, joint venture, association, joint stock company, bank, trust, estate, unincorporated organization, any federal, state, county or municipal government (or any agency or political subdivision thereof), endowment fund or any other form of entity.

Policies: As defined in Section 10.1.

Primary Intended Use: As defined in Section 6.1.

Property Documents: Collectively, the Permitted Encumbrances, Ground Leases, Operating Agreements and Condominium Documents.

Qualified Architect: Any experienced architect, engineer or construction manager, which may be an employee of Tenant or one of its Affiliates, licensed or registered in the jurisdiction where the applicable Leased Property is located, if required by the laws of such jurisdiction, and has at least five (5) years of architectural experience.

Rating Agencies: Any one or more of the following designated by Landlord: Standard & Poor’s Ratings Group, a division of McGraw-Hill, Inc., Moody’s Investors Service, Inc., Duff & Phelps Credit Rating Co. and Fitch Ratings, Inc. or any other nationally-recognized statistical rating agency selected by Landlord.

Release: Any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, storing, escaping, leaching, dumping, discarding, burying, abandoning, or disposing into the environment.

Rent: Collectively, (i) the Base Rent and (ii) Additional Charges.

Rental Period: As defined in Article III.

Rent Payment Date: As defined in Article III.

Required Alteration: As defined in Section 8.1.

Restoration: As defined in Section 10.2.

Separate Lease: As defined in Section 26.15.

State: The State, Commonwealth or Territory in which the particular Leased Property in located.

Sublease: Any lease, sublease, license agreement or occupancy agreement entered into by Tenant or binding upon Tenant’s leasehold interest affecting all or any portion of the Leased Property.

Subtenant: A subtenant, licensee, occupant or other party to any Sublease.

Superior Interests: (i) any Lien created in favor of the Initial Landlord’s Lender in connection with the Initial Landlord’s Debt and (ii) any Lien created in favor of any future Landlord’s Lender where such Landlord’s Lender and Tenant have entered into a “subordination, nondisturbance and attornment” agreement in accordance with Section 14.2 hereof.

Superior Party: The Holder of any Superior Interest.

Taxes: All real estate and personal property taxes, assessments, fees, taxes on rents or rentals, water rates or sewer rents and other governmental charges now or hereafter levied or assessed or imposed against Landlord, Tenant or the Leased Property or rents therefrom or which may become Liens on Tenant’s Personalty, provided that Taxes shall not include any income, franchise, estate, inheritance or gift taxes, or any other tax imposed on or measured by the net income of Landlord, except to the extent that the same is in direct substitution for a tax that would otherwise be included within the definition of “Taxes” hereunder.

Tenant’s Personalty: Tenant’s right, title and interest in and to the following, now owned or hereafter acquired:

A. Equipment. All “equipment,” as such term is defined in Article 9 of the Uniform Commercial Code (as hereinafter defined) which is used at or in connection with the Improvements or the Land or is located thereon or therein (including all machinery, equipment, furnishings, and electronic data-processing and other office equipment and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (collectively, the “Equipment”). Notwithstanding the foregoing, Equipment shall not include any Fixtures (as defined in the Uniform Commercial Code as in effect in the State of New York) (including, but not limited to, all HVAC equipment, elevators, escalators and lighting, together with all equipment, parts and supplies used to service, repair, maintain and equip the foregoing) or property belonging to tenants or other occupants under leases or other agreements except to the extent that Tenant shall have any right or interest therein; and

B. Personal Property. All inventory, furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, general intangibles, contract rights, accounts, accounts receivable, franchises and licenses, certificates and permits obtained by Tenant for its own business, in each case, of any kind or character whatsoever (as defined in and subject to the provisions of the Uniform Commercial Code as hereinafter defined) which are located within or about the Land and the Improvements, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof (collectively, the “Personal Property”). Notwithstanding the foregoing, Personal Property shall not include any Fixtures (as defined in the Uniform Commercial Code as in effect in the State of New York) (including, but not limited to, all HVAC equipment, elevators, escalators and lighting, together with all equipment, parts and supplies used to service, repair, maintain and equip the foregoing) or property belonging to tenants or other occupants under leases or other agreements except to the extent that Tenant shall have any right or interest therein.

Term: As defined in Article I.

Threat of Release: A substantial likelihood of a Release which requires action to prevent or mitigate damage to the environment which may result from such Release.

TTM EBITDAR: As of any date, on a trailing twelve months basis, earnings from store operations at the Leased Properties (excluding such portion of any of the Leased Properties subject to Subleases to a Person other than an Affiliate of Landlord or Tenant during such period and Leased Properties that are closed for alterations during such period) before interest expense/income, taxes, depreciation and amortization, any rental expense on real property, distribution expense, direct and allocated corporate overhead expense, regional office allocation, royalty charges from affiliates and restructuring expense, plus any non-cash charges and less any non-cash income, including losses on sales of assets and non-cash compensation expense.

Unavoidable Delays: Delays due to strikes, lockouts, inability to procure materials, power failure, acts of God, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty or other causes beyond the control of the party responsible for performing an obligation hereunder, provided that lack of funds shall not be deemed a cause beyond the control of either party hereto unless such lack of funds is caused by the failure of the other party hereto to perform any obligations of such party under this Lease.

Uneconomic Property. As defined in Article I.

Unimproved Parcel. As defined in Article I.

ARTICLE III

RENT

3.1 Rent. Tenant will pay to Landlord, in lawful money of the United States of America which shall be legal tender for the payment of public and private debts, at Landlord’s address set forth above or at such other place or to such other person, firms or corporations as Landlord may designate in writing from time to time Base Rent (as defined below). In addition, Tenant will pay to Landlord or the Person otherwise entitled thereto all Additional Charges during the Term on or before the same are delinquent.

3.2 Base Rent.

(a) Tenant shall pay base rent (the “Base Rent”) to Landlord for the Term as follows:

(i) For the period commencing on December 1, 2009 through January 31, 2015, an annual amount equal to the sum of the amounts set forth on Exhibit B in respect of each individual Leased Property,

(ii) For the period commencing on February 1, 2015 through January 31, 2020, an annual amount equal to the sum of the amounts set forth on Exhibit B in respect of each individual Leased Property, increased by ten percent (10%),

(iii) For the period commencing on February 1, 2020 through January 31, 2025, an annual amount equal to the sum of the amounts set forth on Exhibit B in respect of each individual Leased Property as increased in accordance with Section 3.1(a)(ii) and further increased by ten percent (10%), and

(iv) For the period commencing on February 1, 2025 through January 31, 2030, an annual amount equal to the sum of the amounts set forth on Exhibit B in respect of each individual Leased Property as increased in accordance with Sections 3.1(a)(ii) and 3.1(a)(iii), and further increased by ten percent (10%), for clarity, it being the intent that each of the 10% increases provided for in Sections 3.1(a)(iii) and 3.1(a)(iv) shall be compounding in respect of the prior 10% increases provided for in Sections 3.1(a)(ii) and 3.1(a)(iii).

(b) Base Rent for each Fiscal Year shall be payable in advance in twelve (12) equal installments (each, a “Base Rent Payment”), on the first (1st) day of each calendar month of the Term (the “Rent Payment Date”), provided that if such first (1st) day is not a Business Day, then the Rent Payment Date shall be the next following Business Day. Base Rent shall be paid on each Rent Payment Date for the month in which such payment is made through the last day of such month (or, if applicable, the expiration of the Term) (each, a “Rental Period”), provided that the last payment of Base Rent shall be prorated as to any partial Rental Period, based on the number of days within the Term during such Rental Period and the number of days in such Rental Period. The first installment payment of Base Rent shall be made on December 1, 2009 and shall represent a payment in for the Rental Period beginning December 1, 2009 and ending December 31, 2009. Landlord and Tenant hereby acknowledge and agree that all rents owed under the Master Leases with respect to periods prior to December 1, 2009 have been paid in full.

(c) Base Rent shall be reduced by the portion of the Base Rent allocated to any Leased Property (as specified on Exhibit B hereto) with respect to which this Lease is terminated pursuant to Section 1.3, Section 10.2 or Section 10.3 hereof, or pursuant to Section 1.4 hereof (by reason of the proviso contained therein).

3.3 Survival. The obligations of Tenant and Landlord contained in this Article III shall survive the expiration or earlier termination of this Lease.

3.4 Scheduled Additional Charges. In addition to the Base Rent payable with respect to the Leased Property, Tenant shall either pay and discharge as and when due and payable (or, if required by Section 3.6, pay into the Escrow Account), on a monthly installment basis on each Rent Payment Date, the following (collectively, “Scheduled Additional Charges” and, together with Base Rent, “Scheduled Lease Payments”):

(a) Taxes and Other Charges. Tenant shall pay all Taxes and Other Charges as set forth in Section 6.1(b) herein prior to the date that the same shall become delinquent.

(b) Insurance Premiums. Tenant shall pay or cause to be paid all premiums for the insurance coverage required to be maintained pursuant to Article X hereof.

(c) Property Documents. Tenant shall pay all amounts due under the Property Documents.

3.5 Variable Additional Charges. In addition to the Scheduled Lease Payments payable with respect to the Leased Property, Tenant shall pay and discharge as and when due and payable the following (collectively, “Variable Additional Charges” and, together with Scheduled Additional Charges, “Additional Charges”):

(a) Utility Charges. Tenant shall pay all charges for electricity, power, gas, oil, water, sanitary and storm sewer, refuse collection, security, common area or association charges, dues or assessments and other utilities used or consumed in connection with the applicable Leased Property during the Term.

(b) Other Charges. Tenant shall pay, as Additional Charges, all other amounts, liabilities and obligations that Tenant assumes or agrees to pay under this Lease, including all of its indemnification obligations set forth herein.

(c) Late Payment of Base Rent. If Tenant fails to pay Base Rent within five (5) Business Days after the same is due and payable hereunder, Tenant will pay to Landlord on demand, as Variable Additional Charges, a late charge (to the extent permitted by law) computed at the Overdue Rate on the amount of such Base Rent, from such fifth (5th) Business Day to the date of payment thereof.

To the extent that Tenant timely pays any Additional Charges to Landlord pursuant to any requirement of this Lease, including Section 3.6, Tenant shall be relieved of its obligation to pay such Additional Charges to the entity to which they would otherwise be due. In the event of any failure by Tenant to pay any Additional Charges when due, Tenant shall promptly pay and discharge, as Additional Charges, every fine, penalty, interest and cost that may be added for non-payment or late payment of such items. Landlord shall have all legal, equitable and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of non-payment of the Rent. Anything herein to the contrary notwithstanding, in the event Tenant receives conflicting directions from Landlord and Landlord’s Lender regarding the payment or deposit of any item of Rent payable under this Lease, Tenant shall rely upon the direction received from Landlord.

3.6 Escrows on Event of Default. Upon the occurrence and during the continuance of an Event of Default, without limitation of Landlord’s other remedies hereunder, commencing twenty (20) days following Landlord’s request following the occurrence of such Event of Default, Tenant shall deposit into one or more escrow accounts maintained at an Approved Bank designated by Landlord (collectively, the “Escrow Account”), on each Rent Payment Date, an amount equal to the sum of (i) one twelfth of the annual amount of Scheduled Lease Payments and (ii) Landlord’s reasonable estimate of Variable Additional Charges in respect of the next Rental Period. Landlord shall either apply amounts so deposited to the payment of Scheduled Lease Payments and Variable Additional Rent or, to the extent Tenant pays any such Variable Additional Charges directly to the person entitled thereto, promptly reimburse Tenant for its payment of such amounts, and, upon the continuance of such Event of Default, Landlord may apply such amounts to such other amounts due and owing to Landlord from Tenant as Landlord shall elect. Notwithstanding the foregoing, Tenant may pay any Variable Additional Charges directly to the person entitled thereto and elect not to seek reimbursement from the Escrow Account in which event Tenant shall not thereafter have any obligation to deposit Variable Additional Charges in the Escrow Account unless and to the extent that on any Rent Payment Date the balance in the Escrow Account is less than Tenant would otherwise be required to deposit on such Rent Payment Date in respect of Variable Additional Charges (as reasonably determined by Landlord).

3.7 Net Lease. The Base Rent, as well as such Additional Charges as are due and payable to Landlord, shall be paid absolutely net to Landlord, so that this Lease shall throughout the Term yield to Landlord the full amount of the installments of Base Rent, as well as any payments of Additional Charges payable to Landlord, subject to any other provisions of this Lease which expressly provide for adjustment or abatement of Rent or other charges.

ARTICLE IV

NO TERMINATION OR ABATEMENT

4.1 No Termination, Abatement, etc. Except as otherwise specifically provided herein, Tenant shall remain bound by this Lease in accordance with its terms and shall neither take any action without the consent of Landlord to modify, surrender or terminate the same, nor seek nor be entitled to any abatement, deduction, deferment or reduction of Rent, or set-off against the Rent, nor shall the respective obligations of Landlord and Tenant be otherwise affected by reason of (a) any damage to, or destruction of, any Leased Property from whatever cause or any taking of the Leased Property, (b) the interruption or discontinuance of any service or utility servicing the applicable Leased Property, (c) any claim which Tenant or any of its Affiliates has or might have against Landlord or by reason of any default or breach of any warranty by Landlord under this Lease or any other agreement between Landlord and Tenant or any of its Affiliates, or to which Landlord and Tenant are parties, (d) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Landlord or any assignee or transferee of Landlord, or (e) for any other cause whether similar or dissimilar to any of the foregoing other than a discharge of Tenant from any such obligations as a matter of law. Except as otherwise specifically provided herein, Tenant hereby specifically waives all rights, arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law to (i) modify, surrender or terminate this Lease or quit or surrender the Leased Property, or (ii) entitle Tenant to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Tenant hereunder. The obligations of Landlord and Tenant hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions this Lease. In any instance where, after the occurrence of an Event of Default, Landlord retains funds which, but for the occurrence of such Event of Default, would be payable to Tenant or would not have been payable by Tenant to Landlord, Landlord shall refund such funds to Tenant to the extent the amount thereof exceeds all amounts then due and payable by Tenant under this Lease plus the amount necessary to compensate Landlord for any cost, loss or damage incurred by Landlord in connection with such Event of Default.

ARTICLE V

OWNERSHIP OF THE LEASED PROPERTY

5.1 Ownership of the Leased Property. Tenant acknowledges that the Leased Property is the property of Landlord and that Tenant has only the right to the exclusive possession and use of the Leased Property upon the terms and conditions of this Lease, provided that, until the expiration or earlier termination of this Lease, all capital improvements and additions made by Tenant, at Tenant’s expense, to any Leased Property shall be the property of Tenant and, upon the expiration or earlier termination of this Lease, title to such improvements, additions and replacements shall vest in Landlord.

5.2 Tenant’s Personalty. Tenant may (and shall as provided herein below), at its expense, assemble or place on any parcels of the Land or in any of the Leased Improvements any items of Tenant’s Personalty, and Tenant may, subject to the conditions set forth below, remove the same upon the expiration or any prior termination of the Term. Tenant shall provide and maintain during the entire Lease Term all such Tenant’s Personalty as shall be necessary to operate each Leased Property in compliance with all applicable Legal Requirements and Insurance Requirements and otherwise in accordance with customary practice in the industry for the Primary Intended Use. All of Tenant’s Personalty not removed by Tenant within thirty (30) days following the expiration or earlier termination of this Lease with respect to such Leased Property where such Tenant’s Personalty is located shall be considered abandoned by Tenant and may be appropriated, sold, destroyed or otherwise disposed of by Landlord without first giving notice thereof to Tenant and without any payment to Tenant and without any obligation to account therefor.

ARTICLE VI

AFFIRMATIVE COVENANTS; USE

6.1 Tenant Covenants. Tenant hereby covenants and agrees with Landlord that:

(a) Existence; Use of Leased Property; Legal Compliance; Insurance.

(i) Tenant shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, licenses, permits and franchises and comply in all material respects with all Legal Requirements and all Property Documents applicable to it and the Leased Property. Tenant shall at all times maintain and preserve the Leased Property and shall keep the Leased Property in good working order and repair, reasonable wear and tear excepted, and from time to time make, or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto. Tenant will operate, maintain, repair and improve the Leased Property in material compliance with all Legal Requirements and all Property Documents, and will not cause or allow the same to be misused or wasted or to deteriorate, reasonable wear and tear excepted.

(ii) Tenant may use the applicable Leased Property and the Leased Improvements thereof for (x) retail uses and, provided the same are not prohibited by the applicable Property Documents, for such other uses as may be necessary or incidental to such use (such use, the “Primary Intended Use”), and (y) such other uses as shall not be prohibited by the applicable Property Documents or other provisions hereof. Tenant shall not use the applicable Leased Property or any portion thereof for any other use without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. No use shall be made or permitted to be made of a Leased Property, and no acts shall be done, that will cause the cancellation of any insurance policy covering such Leased Property, nor shall Tenant sell or otherwise provide, or permit to be kept, used or sold in or about such Leased Property any article which may be prohibited by law or by Insurance Requirements. Tenant shall, at its sole cost, comply with all of the requirements pertaining to the Leased Property or other improvements of any insurance board, association, organization or company necessary for the maintenance of insurance, as herein provided, covering the Leased Property.

(b) Taxes and Other Charges; Contest for Taxes and Other Charges, Legal Requirements and Liens.

(i) Subject to the provisions of Section 6.1(b)(ii) and Section 3.6, Tenant shall pay all Taxes and Other Charges now or hereafter levied or assessed or imposed against the Leased Property prior to the date on which such sums become delinquent. Tenant will deliver to Landlord, upon request, receipts for payment or other evidence satisfactory to Landlord that the Taxes and Other Charges have been so paid (provided Tenant shall not be required to furnish such receipts for payment of Taxes in the event such Taxes have been (or were to have been) paid by Landlord or Landlord’s Lender pursuant to Section 3.6). Subject to the provisions of Section 6.1(b)(ii) and other than Permitted Encumbrances, Tenant shall not suffer and shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Leased Property, and shall promptly pay for all utility services provided to the Leased Property. Subject to Section 6.1(b)(ii), Tenant shall pay, bond or otherwise discharge, from time to time when the same shall become due, all claims and demands of mechanics, materialmen, laborers and others that, if unpaid, might result in, or permit the creation of, a lien or encumbrance on any Leased Property, or on the rents arising therefrom.

(ii) Tenant, at its own expense, may contest by appropriate legal, administrative or other proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any Taxes or Other Charges or Lien therefor or any Legal Requirement or Insurance Requirement or the application or interpretation of any Property Document or other instrument of record affecting the Leased Property (other than this Lease) or any claims or judgments of mechanics, materialmen, suppliers, vendors or other Persons or any Lien therefor, and may withhold payment of the same pending such proceedings if permitted by law; provided that (A) no Event of Default has occurred and remains uncured, except for an Event of Default caused by the matter being contested, (B) such proceeding shall suspend any collection of the contested Taxes, Other Charges or Liens from the Leased Property,

Tenant or Landlord, or adequate time shall at all times remain prior to such collection, (C) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other material instrument to which Tenant is subject and shall not constitute a default thereunder, (D) neither any Leased Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, (E) Tenant shall have made adequate reserves on its financial statements for such contests, (F) in the case of an Insurance Requirement, the failure of Tenant to comply therewith shall not impair the validity of any insurance required to be maintained by Tenant hereunder or the right to full payment of any claims thereunder, (G) in the case of any essential or significant service with respect to any Leased Property, any contest or failure to pay will not result in a discontinuance of any such service without replacement thereof, (H) in the case of any instrument of record affecting any Leased Property or any part thereof, the contest or failure to perform under any such instrument shall not result in the placing of any Lien on any Leased Property or any part thereof (except if such Lien would be removed upon completion of such proceedings and the compliance by the parties with the terms of the resulting order, decision or determination and the removal costs for such Lien have been escrowed with Landlord or in the proceeding or bonded or otherwise deposited or paid in connection with such proceedings), (I) Tenant shall promptly upon final determination thereof pay the amount of any such Taxes, Other Charges or Liens, together with all costs, interest and penalties which may be payable in connection therewith, and (J) Tenant shall respond promptly to any inquiries by Landlord regarding the status of such contest. Subject to the foregoing, at Tenant’s timely request, Landlord shall not pay and shall not cause to be paid from any Escrow Account that may be maintained by Landlord, the Taxes or Other Charges being contested.

(c) Litigation. Tenant shall give prompt written notice to Landlord of any litigation or governmental proceedings pending or threatened in writing against Tenant or against or affecting the Leased Property which, if determined adversely to Tenant or the Leased Property, might reasonably be expected to materially adversely affect Landlord, or Tenant’s condition (financial or otherwise) or business or the operation or value of the Leased Property in the aggregate (provided no such notice shall be required if Tenant or Tenant’s Affiliate discloses the same in filings with the Securities Exchange Commission).

(d) Inspection. Tenant shall permit agents, representatives and employees of Landlord and/or Landlord’s Lender (including any servicer or special servicer on behalf of Landlord’s Lender) to inspect the Leased Property on any Business Day at reasonable hours upon reasonable advance notice.

(e) Notice of Default. Tenant shall promptly advise Landlord of the occurrence of any Default or Event of Default under this Lease of which Tenant has knowledge.

(f) Cooperate in Legal Proceedings. Tenant shall cooperate fully with Landlord (and with Landlord’s Lender) with respect to any proceedings before any court, board or other Governmental Authority which may in any way affect the rights of Landlord (or Landlord’s Lender, as the case may be) hereunder or in respect of the Leased Property and, in connection therewith, permit Landlord (and Landlord’s Lender, as applicable), at its election, to participate in any such proceedings.

(g) Insurance Benefits. Tenant shall cooperate with Landlord (and Landlord’s Lender) in obtaining for Landlord the benefits of any insurance proceeds lawfully or equitably payable in connection with the Leased Property, and Landlord shall be reimbursed for any out-of-pocket expenses reasonably incurred in connection therewith (including attorneys’ fees and disbursements, and, if reasonably necessary to collect such proceeds, the expense of an appraisal on behalf of Landlord in case of a fire or other casualty affecting any Leased Property) out of such insurance proceeds.

(h) Financial Reporting and Other Information.

1.	Intentionally Omitted.

2.	Requirements. Tenant shall comply with the information keeping and reporting requirements set forth on Schedule 6.1(h) hereto, subject in all instances to the confidentiality provisions of Article XXIV hereof.

3.	Governmental Notices. Tenant shall furnish to Landlord, promptly after receipt, a copy of any notice received by or on behalf of Tenant from any Governmental Authority having jurisdiction over any Leased Property with respect to such Leased Property.

(i) Business and Operations. Tenant will qualify to do business and will remain in good standing under the laws of each jurisdiction as and to the extent the same are required for the conduct of its business at the Leased Property.

(j) Property Documents. Tenant shall observe and perform all of the obligations of Landlord under each Property Document.

ARTICLE VII

NEGATIVE COVENANTS

7.1 Tenant’s Negative Covenants. Tenant covenants and agrees with Landlord that it will not do, directly or indirectly, any of the following:

(a) Liens. Subject to Section 6.1(b)(ii), Tenant shall not, without the prior written consent of Landlord, create, incur, assume, permit or suffer to exist any Lien on any portion of the Leased Property (or any of them) or any expansions or alterations that remain Tenant’s property during the Term, except Permitted Encumbrances, and shall in any event cause the prompt, full and unconditional discharge of all Liens (other than Permitted Encumbrances) imposed on or against any Leased Property or any portion thereof within forty-five (45) days after receiving written notice of the filing (whether from the Landlord’s Lender, the lienor or any other Person) thereof.

(b) Zoning and Uses. Tenant shall not (i) initiate or support any limiting change in the permitted uses of any Leased Property (or to the extent applicable, limiting zoning reclassification of any Leased Property), (ii) seek any variance under existing land use restrictions, laws, rules or regulations (or, to the extent applicable, zoning ordinances) applicable to any Leased Property or use or permit the use of any Leased Property in each case in a manner that would result in the existing use becoming a non-conforming use under applicable land-use restrictions (and, if any, zoning ordinances) with any materially adverse effect on the value of the Leased Property or that would violate the terms of any Legal Requirements or any Property Document, (iii) modify, amend or supplement any of the terms of any Property Document in a manner adverse in any material respect to the interests of Landlord, (iv) impose or permit or suffer the imposition of any restrictive covenants, easements or encumbrances upon the Leased Property in any manner that adversely affects in any material respect the value or utility of the Leased Property (taking into account any reciprocal or other easements or benefits in favor of the Leased Property received in connection with such imposition), (v) execute or file any subdivision plat affecting any Leased Property, institute, or permit the institution of, proceedings to alter any tax lot comprising any Leased Property so as to include within any tax lot for the Leased Property any property that is not part of the Leased Property or (vi) permit or suffer any Leased Property to be used by the public or any Person in such manner as might make possible a claim of adverse usage or possession or of any implied dedication or easement.

ARTICLE VIII

ALTERATIONS; LEASING

8.1 Alterations. Tenant will, at Tenant’s expense, make any demolition, alteration, installation, improvement, expansion, reduction or decoration (each, an “Alteration”) of or to any Leased Property or any part thereof required to cause the Leased Property to comply with Legal Requirements, any Property Document or any provision of this Lease (each, a “Required Alteration”). Tenant shall comply with the provisions of clauses (a) and (d) of this Section 8.1 in connection with any Required Alteration. Tenant will not make any Alteration (other than Required Alterations), except in accordance with the following terms and conditions (and, for clarity, Tenant may make any Alterations; provided that, except with respect to Required Alterations, Tenant complies with the following terms and conditions):

(a) The Alteration shall be undertaken in accordance with the applicable provisions of this Lease, the Property Documents and all Legal Requirements.

(b) No Event of Default shall have occurred and be continuing and no Default shall occur as a result of such action.

(c) If the Alteration, when completed, shall materially adversely affect the value of the affected Leased Property, Tenant must restore the Property at the expiration or earlier termination of this Lease to its state prior to such alteration.

(d) All work done in connection with any Alteration shall be performed with due diligence in a good and workmanlike manner, all materials used in connection with any Alteration shall be not less than the standard of quality of the materials generally used at the applicable Leased Property as of the date hereof and all materials used shall be in accordance with all applicable Legal Requirements and Insurance Requirements.

8.2 Subletting and Assignment.

8.2.1 Generally. Except as expressly provided herein, Tenant shall not, without the prior written consent of Landlord, which may be withheld in Landlord’s sole discretion, assign, mortgage, pledge, hypothecate, encumber or otherwise transfer this Lease or sublease all or any part of the Leased Property or suffer or permit this Lease or the leasehold estate created hereby or thereby or any other rights arising under this Lease to be assigned, transferred, mortgaged, pledged, hypothecated or encumbered, in whole or in part, whether voluntarily or involuntarily or by operation of law.

8.2.2 Certain Sublettings and Assignments. Subject to the provisions of Section 8.2.3 and any other express conditions or limitations set forth herein, provided no Event of Default shall have occurred and be continuing, without the consent of Landlord, Tenant may from time to time (i) assign this Lease (in whole but not in part) to any of its Affiliates and (ii) sublet all or any part of any one or more of the Leased Properties to one or more Persons, it being agreed that any such subletting or assignment shall in no way impair or release the continuing primary liability hereunder of the Tenant named herein.

8.2.3 Landlord’s Right to Collect from Assignees and Subtenants. If this Lease is assigned or if the applicable Leased Property or any part thereof is sublet (or occupied by any entity other than Tenant and its employees), Landlord may collect rents from such assignee, and after an Event of Default occurs and so long as it is continuing, from any such Subtenant or occupant, as the case may be, and apply the net amount collected to the Rent herein reserved, but no such collection shall be deemed (i) a waiver of the provisions set forth in Section 8.2.1, (ii) the acceptance by Landlord of such assignee, Subtenant or occupant, as the case may be, as a tenant or (iii) release of Tenant from the future performance of its covenants, agreements or obligations contained in this Lease.

8.2.4 Continuing Requirement for Consents. No consent to any subletting or assignment in any particular instance shall be deemed a waiver of the prohibition set forth in this Section 8.2. Any subletting, assignment or other transfer of Tenant’s interest in this Lease in contravention of this Section 8.2 shall be void at Landlord’s option.

8.2.5 Required Assignment and Subletting Provisions. Any assignment and/or Sublease must provide that:

(a) it shall be subject and subordinate to all of the terms and conditions of this Lease and Landlord’s Loan Documents,

(b) the use of the applicable Leased Property shall not conflict with any Legal Requirement, Property Document or Insurance Requirement,

(c) no assignee shall be permitted to further assign this Lease except insofar as the same would be permitted under this Lease if it were by Tenant of this Lease,

(d) in the event of cancellation or termination of this Lease for any reason whatsoever or of the surrender of this Lease (whether voluntary, involuntary or by operation of law) prior to the expiration date of such Sublease, including extensions and renewals granted thereunder, then, at Landlord’s option (unless otherwise provided in a recognition agreement between Landlord and such Subtenant), the Subtenant shall make full and complete attornment to Landlord for the balance of the term of the Sublease, which attornment shall be evidenced by an agreement in form and substance satisfactory to Landlord and which the Subtenant shall execute and deliver within five (5) days after request by Landlord and the Subtenant shall waive the provisions of any law now or hereafter in effect which may give the Subtenant any right of election to terminate the Sublease or to surrender possession in the event any proceeding is brought by Landlord to terminate this Lease; provided that such agreement to attorn by Subtenant may be conditioned on Landlord’s execution and delivery of a nondisturbance agreement in favor of Subtenant in form and substance reasonably satisfactory to Landlord and otherwise in accordance with prevailing commercial standards for the issuance of such agreements, and

(e) Tenant shall pay to Landlord, within ten (10) business days after request therefor, all reasonable out-of-pocket costs and expenses, including reasonable attorneys’ fees, incurred by Landlord in connection with any request made by Tenant to Landlord to assign this Lease or sublet the applicable Leased Property.

ARTICLE IX

MAINTENANCE AND REPAIR; IMMATERIAL ENCROACHMENTS

9.1 Maintenance and Repair.

(a) Tenant, at its expense, shall keep the Leased Property and all private roadways, sidewalks and curbs appurtenant thereto in good order and repair, reasonable wear and tear excepted (whether or not the need for such repairs occurs as a result of Tenant’s use, any prior use, the elements or the age of such Leased Property, or any portion thereof) and shall promptly make all necessary and appropriate repairs and replacements thereto, of every kind and nature, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen, arising by reason of a condition (concealed or otherwise) occurring subsequent or prior to the Commencement Date. All repairs shall, to the extent reasonably achievable, be made in good, workmanlike and first-class manner, in accordance with all applicable Legal Requirements. Tenant will not take or omit to take any action the taking or omission of which would materially impair the value or usefulness of the Leased Property or any part thereof for the Primary Intended Use, except as permitted under Section 8.1 or required by Legal Requirements or Insurance Requirements.

(b) Except as otherwise expressly provided herein, Landlord shall not be required to build or rebuild any improvements on the Leased Property, or to make any repairs, replacements, alterations, restorations or renewals of any nature or description to the Leased Property, whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto, or to maintain the Leased Property in any way. Tenant hereby waives, to the extent permitted by law, the right to make repairs at the expense of Landlord pursuant to any law in effect at the time of the execution of this Lease or thereafter enacted.

(c) Nothing contained herein and no action or inaction by Landlord shall be construed as (i) constituting the consent or request of Landlord, expressed or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition of or to the Leased Property, or (ii) giving Tenant any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Landlord in respect thereof or to make any agreement that may create, or in any way be the basis for, any right, title, interest, lien, claim or other encumbrance upon the estate of Landlord in the Leased Property.

(d) Tenant will, upon the expiration or prior termination of the Term with respect to any Leased Property, vacate and surrender the same to Landlord in the condition in which the same was originally received from Landlord, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease and except for ordinary wear and tear (subject to the obligation of Tenant to maintain the Leased Property in good order and repair during the Term). In addition, Tenant shall remove Tenant’s Personalty from the Leased Property in a manner that will not damage the Leased Property in any material respect or if it does, Tenant shall promptly repair the same.

9.2 Immaterial Encroachments, Restrictions, etc. If (A) any of the Leased Improvements shall, at any time, encroach upon any property, street or right-of-way adjacent to the Leased Property, or shall violate the agreements or conditions contained in any lawful restrictive covenant or other agreement affecting the Leased Property, or shall impair the rights of others under any easement or right-of-way to which the Leased Property is subject and (B) the same can be cured by Tenant without the expenditure of a material amount of money, then promptly upon the request of Landlord or at the behest of any person affected by any such encroachment, violation or impairment, Tenant shall, at its expense, subject to its right to contest the existence of any encroachment, violation or impairment and in such case, in the event of any adverse final determination, either (i) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment or (ii) make such changes in the Leased Improvements, and take such other actions, as Tenant in good faith exercise of its judgment deems reasonably practicable, to remove such encroachment, and to end such violation or impairment, including, if necessary, the alteration of any of the Leased Improvements, and take all such actions as may be necessary in order to be able to permit the continued operation by Tenant of the Leased Improvements for the Primary Intended Use substantially in the manner and to the extent the Leased Improvements were operated prior to the assertion of such violation or encroachment.

ARTICLE X

CASUALTY AND CONDEMNATION

10.1 Insurance. Tenant shall keep the applicable Leased Property, and all property located in or on the applicable Leased Property, including Tenant’s Personalty, insured at Tenant’s sole cost and expense with the kinds and amounts of insurance, and issued by such insurance companies or, at Tenant’s option, as conform in all substantial respects to the insurance program generally maintained by Tenant from time to time in respect of other similarly situated properties owned or leased by Tenant (provided that Tenant shall not be required to maintain insurance under this Section 10.1 in respect of Ground Leased Properties for which the lessor under the Ground Lease maintains insurance or in respect of common elements for which another Person maintains insurance pursuant to the applicable REA).

(a) All policies of insurance (the “Policies”) required pursuant to Section 10.1 with respect to any Leased Property shall name Landlord and its successors and/or assigns, as their interest may appear, as additional insureds or loss payees (except that in the case of general liability insurance, Landlord shall be named as additional insured and not a loss payee) and (i) shall include effective waivers by the insurer of all claims for insurance premiums against all loss payees, additional insureds and named insureds (other than Tenant) and all rights of subrogation against any loss payee, additional insured or named insured; (ii) except as otherwise provided above, shall be subject to a deductible, if any, not greater in any material respect, in proportion to the coverage maintained, than the deductible for such coverage on the date hereof; (iii) shall contain endorsements providing that: none of Tenant, Landlord, Landlord’s Lender or any other party shall be a co-insurer under said Policies and that no modification that would result in non-compliance with the provisions of this Section 10.1, cancellation or termination of any of the Policies shall be effective until at least thirty (30) days after receipt by each named insured, additional insured and loss payee of written notice thereof; (iv) shall permit Landlord or Landlord’s Lender to pay the premiums and continue any insurance upon failure of Tenant to pay premiums when due, upon the insolvency of Tenant or through transfer of title to the Leased Property (or any of them) (it being understood that Tenant’s rights to coverage under such policies may not be assignable without the consent of the insurer); and (v) (A) shall provide that the insurance shall not be impaired or invalidated by virtue of any act, failure to act, negligence of, or violation of declarations, warranties or conditions contained in such policy by Tenant, Landlord, Landlord’s Lender or any named insured, additional insured or loss payee, except for the willful misconduct of Landlord or Landlord’s Lender knowingly in violation of the conditions of such policy or (B) Landlord and Landlord’s Lender shall not be liable for any insurance premiums thereon or subject to any assessments thereunder. As soon as reasonably practicable, but in any event within fifteen (15) days, following the date on which Tenant obtains any liability insurance (but not any property insurance) from time to time required hereunder, Tenant shall add Landlord’s Lender as an additional insured on any such liability insurance.

(b) Insurance Premiums; Certificates of Insurance.

(i) Tenant shall pay the premiums for such Policies (the “Insurance Premiums”) as the same become due and payable and shall furnish to Landlord the receipts for the payment of the Insurance Premiums or other evidence of such payment reasonably satisfactory to Landlord. In the event Tenant satisfies the requirements under this Section 10.1 through the use of a Policy covering properties in addition to the Leased Property, then, at Landlord’s request, Tenant shall provide to Landlord evidence satisfactory to it that the Insurance Premiums for the Leased Property are separately allocated under such Policy to the Leased Property and that payment of such allocated amount shall maintain the effectiveness of such Policy as to the Leased Property notwithstanding the failure of payment of any other portion of premiums. If such allocation is required by the immediately preceding sentence, but such allocation is not available, Landlord shall have the right to increase the deposits into an insurance Escrow Account otherwise required under Section 3.6 in an amount sufficient to purchase a non-blanket Policy covering the Leased Property covered by such Policy from insurance companies which qualify under this Lease.

(ii) Tenant shall deliver to Landlord on or prior to the Commencement Date certificates setting forth in reasonable detail the material terms (including any applicable notice requirements) of all Policies from the respective insurance companies (or their authorized agents) that issued the Policies, including that such Policies may not be modified in a manner that would result in such Policies not complying with the provisions of this Section 10.1, canceled, terminated or not renewed without thirty (30) days’ prior notice to Landlord, or ten (10) days’ notice with respect to nonpayment of premium. Tenant shall deliver to Landlord, concurrently with each material change in any Policy, a certificate with respect to such changed Policy certified by the insurance company issuing that Policy, in substantially the same form and containing substantially the same information as the certificates required to be delivered by Tenant pursuant to the first sentence of this clause (b)(ii) and stating that all premiums then due thereon have been paid to the applicable insurers and that the same are in full force and effect (or if such certificate and report shall not be obtainable by Tenant, Tenant may deliver an Officer’s Certificate to such effect in lieu thereof).

(iii) Landlord hereby confirms and acknowledges that Tenant has delivered to Landlord certificates of insurance with respect to Tenant’s insurance program, in amount, form and content so as to satisfy the requirements of this Section 10.1 in all material respects as of the Commencement Date and that any renewals or modifications that comply with the requirements of clause (b)(ii) and are otherwise not, in substance, materially different from the approved program in place on the Commencement Date shall be deemed to be in compliance.

(c) Renewal and Replacement of Policies.

(i) Not less than ten (10) Business Days prior to the expiration, termination or cancellation of any Policy, Tenant shall renew such policy or obtain a replacement policy or policies (or a binding commitment for such replacement policy or policies), which shall be effective no later than the date of the expiration, termination or cancellation of the previous policy, and shall deliver to Landlord (and, if requested by Landlord, to Landlord’s Lender) a certificate in respect of such policy or policies (A) containing the same information as the certificates required to be delivered by Tenant pursuant to clause (d)(ii) above, or a copy of the binding commitment for such policy or policies and (B) confirming that such policy complies with all requirements hereof.

(ii) If Tenant does not furnish the certificates as required under clause (c)(i), Landlord, on three (3) Business Days’ notice to Tenant, may procure, but shall not be obligated to procure, such replacement policy or policies and pay the Insurance Premiums therefor, and Tenant agrees to reimburse Landlord for the cost of such Insurance Premiums promptly on demand.

(iii) Concurrently with the delivery of each replacement policy or a binding commitment for the same pursuant to this clause (e), Tenant shall deliver to Landlord a report from a reputable and experienced insurance broker or from the insurer, setting forth the particulars as to all insurance obtained by Tenant pursuant to this Section 10.1 and then in effect and stating that all Insurance Premiums then due thereon have been paid in full to the applicable insurers and that such insurance policies are in full force and effect (or if such report shall not be available after Tenant shall have used its reasonable efforts to provide the same, Tenant will deliver to Landlord an Officer’s Certificate containing the information to be provided in such report) and Tenant shall deliver to Landlord an Officer’s Certificate stating that such insurance otherwise complies in all material respects with the requirements of this Section 10.1.

(d) Separate Insurance. Tenant will not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained pursuant to this Section 10.1 unless such insurance complies with clause (c) above.

10.2 Casualty; Application of Proceeds.

(a) Right to Adjust.

(i) If any Leased Property is damaged or destroyed, in whole or in part, by fire or other casualty (a “Casualty”), Tenant shall give prompt written notice thereof to Landlord generally describing the nature and extent of such Casualty. Subject to Section 10.2(c), following the occurrence of a Casualty, Tenant, regardless of whether sufficient insurance proceeds are available to Tenant for restoration, shall in a reasonably prompt manner proceed to restore, repair, replace or rebuild the affected Leased Property (a “Restoration”) or cause such Restoration to the extent practicable to be of substantially the same character and quality as prior to the Casualty. Tenant shall restore or cause to be restored all Improvements such that when they are fully restored and/or repaired, such Improvements and their contemplated use fully comply with all applicable material Legal Requirements. Tenant shall not be obligated to restore or replace Tenant’s Property or any alterations or additions to the Leased Property made by Tenant, unless, with respect to such alterations or additions, the same were Required Alterations. Tenant may settle and adjust the insurance claim in respect of any Casualty.

(b) Landlord’s Right to Proceeds. Tenant shall be entitled to all proceeds from insurance policies that are required to be maintained pursuant to Section 10.1 to apply to the cost of the Restoration and for the payment of Rent during such Restoration (and Landlord shall promptly remit to Tenant, and/or execute and deliver such instruments as Tenant may request to facilitate the payment of, such proceeds to Tenant for such purposes).

(c) Termination of Lease in Certain Circumstances.

(i) Notwithstanding the provisions clauses (a) and (b) above, Tenant shall not be required to restore, repair, replace or rebuild a Leased Property affected by a Casualty if:

(A) the Restoration cannot reasonably be completed prior to the beginning of the fifth (5th) year immediately preceding the expiration of the Term for such Property, and the Casualty destroyed more than 50% (by value) of the Improvements with respect to such Leased Property, or

(B) Tenant does not have the right to restore the applicable Leased Property pursuant to the provisions of an applicable Ground Lease and no superior lessor or lessee is required to restore such Leased Property.

(ii) Tenant shall notify Landlord of its election not to restore within one hundred and eighty (180) days after it is notified of the Casualty, in which case, this Lease shall terminate with respect the affected Leased Property on a date specified in said notice not later than the thirtieth (30th) day after such notice, and Tenant shall pay over and/or assign to Landlord all insurance proceeds payable in connection with such Casualty, less any portion thereof previously used by Tenant to secure and make safe the affected Leased Property, plus an amount equal to any applicable deductibles or other self-retained risks. If Tenant shall have defaulted upon its obligation to maintain insurance in the amounts and of the types required under this Lease and such default results in insufficient proceeds to restore the affected Leased Property, then Tenant shall also pay Landlord the amount of such insufficiency.

(d) Abatement of Rent. The Base Rent and Additional Charges in respect of any Leased Property affected by a Casualty shall not abate by reason thereof (other than, in the case of any Additional Charges payable in respect of a Ground Leased Property, if the Ground Lease rent payable thereunder shall abate by the terms thereof), except as provided in Section 10.2(c)(ii).

(e) Surplus. Any surplus which may remain out of proceeds received pursuant to a Casualty shall belong to Tenant after payment of such costs of Restoration.

10.3 Condemnation.

(a) Tenant and Landlord shall promptly give the other written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding affecting any Leased Property (a “Condemnation”) and, to the extent not otherwise received, shall deliver to the other copies of any and all papers served in connection with such Condemnation.

(b) Subject to Section 10.3(c) and (e), following the occurrence of a Condemnation, Tenant, regardless whether sufficient Condemnation awards are available for restoration, shall in a reasonably prompt manner proceed to Restore the Leased Property to the extent practicable to be of substantially the same character and quality as prior to the Condemnation, in compliance with all applicable material Legal Requirements. Tenant shall not be obligated to restore or replace Tenant’s Property or any alterations or additions to the Leased Property made by Tenant unless, with respect to such alterations or additions, the same were Required Alterations.

(c) This Lease shall terminate with respect to the affected Leased Property upon the Condemnation of all or substantially all of such Leased Property. A Condemnation of substantially all of a Leased Property shall be deemed to have occurred if (i) 50% or more of the square footage of such Leased Property shall have been subject to a Condemnation, or (ii) there shall have been a loss of access or egress, parking capacity or any other appurtenance necessary for the operation of such Leased Property substantially in the manner in which it had previously been operated and there is no reasonably equivalent replacement therefor.

(d) If a Leased Property is the subject of a Condemnation and this Lease does not terminate with respect thereto pursuant to clause (c) above, then Tenant shall not be required to restore, repair, replace or rebuild such Leased Property if:

(i) the Restoration cannot reasonably be completed prior to the beginning of the fifth (5th) year immediately preceding the expiration of the Term for such Property, and 20% or more (but less than 50%) of the square footage of such Leased Property shall have been subject to a Condemnation; or

(ii) Tenant does not have the right to restore the applicable Leased Property pursuant to the provisions of an applicable Ground Lease and no superior lessor or lessee is required to restore such Leased Property.

(e) With respect to a Leased Property that is described in Section 10.3(d) above, Tenant shall notify Landlord of its election not to restore within one hundred and eighty (180) days after it is notified of the Condemnation or, if later, after the net Condemnation Proceeds available for Restoration are determined, in which case, this Lease shall terminate with respect the affected Leased Property on a date specified in said notice not later than the thirtieth (30th) day after such notice, and Tenant shall pay over and/or assign to Landlord all proceeds payable to Tenant in connection with such Condemnation, less any portion thereof previously used by Tenant to secure and make safe the affected Leased Property.

(f) The Base Rent and Additional Charges in respect of any Leased Property affected by a Condemnation shall not abate by reason thereof (other than, in the case of any Additional Charges, if the same abate by the terms of any Ground Lease, applicable law or otherwise as a result of such Condemnation), except as a result of a termination of this Lease with respect to an affected Leased Property as provided in Section 10.3(c) or (e).

(g) Tenant is hereby irrevocably appointed as Landlord’s attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain any proceeds in respect of a Condemnation and to make any compromise or settlement in connection with such Condemnation, subject to the provisions of this Section. Nothing herein shall be deemed to assign to Landlord, or preclude Tenant from seeking and retaining its interest in, a separate award to Tenant for moving expenses, business dislocation damages or similar claims (provided that, where this Lease is to terminate as a result of such Condemnation, such claim does not reduce the award that would otherwise be paid over or assigned to Landlord).

(h) Any surplus which may remain out of proceeds or awards received pursuant to a Condemnation after payment of such costs of Restoration shall be paid over to and belong to Landlord.

ARTICLE XI

INTENTIONALLY OMITTED

ARTICLE XII

EVENTS OF DEFAULT

12.1 Events of Default. The occurrence of any one or more of the following events shall constitute an “Event of Default” hereunder:

(a) if Tenant shall fail to pay Base Rent within five (5) days after the date the same becomes due and payable and such failure continues for two (2) Business Days after notice thereof, or

(b) if Tenant shall fail to pay any other item of Rent when due and payable and such failure shall continue for ten (10) days after notice thereof, or

(c) if Tenant shall fail to observe or perform any term, covenant or condition of this Lease not specifically provided for in this Section 12.1 and such failure is not cured within a period of thirty (30) days after receipt of notice from Landlord, unless such failure is susceptible of cure but cannot reasonably be cured within such thirty (30) day period and provided further that Tenant shall have commenced to cure such failure within such thirty (30) day period and thereafter diligently proceeds to cure the same, such cure period shall be extended for such time as is reasonably necessary for Tenant in the exercise of due diligence to cure such failure, such additional period not to exceed ninety (90) days, or

(d) if Tenant shall admit in writing its inability to pay its debts generally as they become due; file a petition in bankruptcy or a petition to take advantage of any insolvency act; make a general assignment for the benefit of its creditors; consent to the appointment of a receiver of itself or of the whole or any substantial part of its property; or file a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws (11 U.S.C. § 101 et seq., as amended or replaced) or any other applicable law or statute of the United States of America or any state thereof, or

(e) any petition shall be filed by or against Tenant under Federal bankruptcy laws (11 U.S.C. § 101 et seq., as amended or replaced) or under the laws of any state, or any other proceeding shall be instituted by or against Tenant or such subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for Tenant, or for any substantial part of the property of Tenant, and such proceeding is not dismissed within ninety (90) days after institution thereof, or Tenant shall take any action to authorize or effect any of the actions set forth above in this paragraph (e), or

(f) if the estate or interest of Tenant in the Leased Property or any part thereof shall be levied upon or attached in any proceeding any the same shall not be vacated or discharged within the later of ninety (90) days after commencement thereof or thirty (30) days after receipt by Tenant of notice thereof from Landlord, (unless Tenant shall be contesting such lien or attachment in good faith in accordance with the terms of this Lease);

and in any such event, Landlord may deliver to Tenant a notice of Event of Default and, if such Event of Default remains uncured within ten (10) days after delivery of such notice, then Landlord may deliver a further notice in which Landlord terminates this Lease with respect to one or more, or all of the Leased Properties and upon the expiration of the time fixed in such second notice, if any, and the failure of the applicable Event of Default to be cured prior to the expiration of such period, the Term shall terminate with respect to the Leased Properties specified in such notice and all rights of Tenant under this Lease with respect to such Leased Properties shall cease. Landlord shall have all rights at law and in equity available to Landlord as a result of Tenant’s breach of this Lease.

Tenant shall, to the maximum extent permitted by law, pay as Additional Charges all Litigation Costs as a result of any Event of Default hereunder.

12.2 Certain Remedies. Landlord shall have the right to terminate this Lease, and otherwise exercise remedies, at any time and from time to time, with respect to one or more, or all, of the Leased Properties, and the termination of this Lease or other exercise of remedies with respect to one or more Leased Properties shall in no way constitute a waiver on the part of Landlord to terminate this Lease on account of such Event of Default, or otherwise exercise remedies, at any time and from time to time, in one or more other instances, with respect to the balance of the Leased Properties.

12.3 Damages. Neither (a) the termination of this Lease pursuant to Section 12.1 with respect to any or all of the Leased Property, (b) the repossession of the applicable Leased Property or any portion thereof, (c) subject to the last sentence of this paragraph the failure of Landlord to relet the applicable Leased Property or any portion thereof, (d) the reletting of all or any portion thereof, nor (e) the failure of Landlord to collect or receive any rentals due upon any such reletting, shall relieve Tenant of its liability and obligations hereunder, all of which shall survive any such termination, repossession or reletting. In the event of any such termination, Tenant shall forthwith pay to Landlord all Rent due and payable with respect to the applicable Leased Property to and including the date of such termination. Thereafter, Tenant, until the end of what would have been the Term in the absence of such termination, and whether or not the applicable Leased Property or any portion thereof shall have been re-let, shall be liable to Landlord for, and shall pay to Landlord, as current damages, the Rent and other charges which would be payable hereunder for the remainder of the Term had such termination not occurred, less the net proceeds, if any, of any reletting of the applicable Leased Property, after deducting all expenses in connection with such re-letting, including all repossession costs, brokerage commissions, legal expenses, attorneys’ fees, advertising costs, expenses of employees, alteration costs and expenses of preparation for such reletting. Tenant shall pay such current damages to Landlord monthly on the days on which the Base Rent would have been payable hereunder if this Lease had not been terminated. Upon Landlord’s repossession of any Leased Property, Landlord shall use reasonable efforts to mitigate its damages by re-letting such Leased Property and, without limitation of the foregoing, shall consider in good faith re-letting opportunities presented to Landlord by Tenant or third parties.

At any time after such termination, whether or not Landlord shall have collected any such current damages, as final damages and in lieu of all such current damages beyond the date of such termination, at Landlord’s election, Tenant shall pay to Landlord an amount equal to the excess, if any, of the Rent (assuming, with respect to items of Rent that are not fixed or determinable, that the amounts payable by Tenant in respect of such items of Rent during the preceding Lease Year would remain constant throughout the Term) which would be payable hereunder from the date of such termination for what would be the then unexpired term of this Lease if the same remained in effect (with respect to the applicable Leased Property), present valued to the date of termination, over the fair market rental (including, for the avoidance of doubt, items of additional rent that would be paid by a third party tenant) for the same period, also present valued to the date of termination (and in making the present value calculations under the above terms of this sentence, the parties shall use a per annum interest rate based on the capitalization rate that would be generally applicable, at the time of termination, for the purchase and sale of properties similar to the applicable Leased Properties and leased to tenants with credit ratings similar to Tenant as of the Commencement Date). Nothing contained herein shall, however, limit or prejudice the right of Landlord to prove and obtain in proceedings for bankruptcy or insolvency an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater than, equal to, or less than the amount of the loss or damages referred to above.

In case of any Event of Default, re-entry, expiration and dispossession by summary proceedings or otherwise, Landlord may (a) relet the applicable Leased Property or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may, at Landlord’s option, be equal to, less than or exceed the period which would otherwise have constituted the balance of the Term and may grant concessions or free rent to the extent that Landlord considers advisable and necessary to relet the same, and (b) make such alterations, repairs and decorations in the applicable Leased Property or any portion thereof as Landlord, in its sole judgment, considers advisable and necessary for the purpose of reletting the applicable Leased Property; and the making of such alterations, repairs and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid.

12.4 Application of Funds. Any payments received by Landlord under any of the provisions of this Lease during the existence or continuance of any Event of Default (and such payment is made to Landlord rather than Tenant due to the existence of an Event of Default) shall be applied to Tenant’s obligations in the order which Landlord may determine or as may be prescribed by the laws of the State where the applicable Leased Property is located.

ARTICLE XIII

LANDLORD’S CURE RIGHTS

13.1 Landlord’s Right to Cure Tenant’s Default. If an Event of Default shall have occurred and be continuing, Landlord, without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Tenant, and may, to the extent permitted by law, enter upon the applicable Leased Property or any portion thereof for such purpose and take all such action thereon as, in Landlord’s opinion, may be necessary or appropriate therefor including, without limitation, to the fullest extent permitted by law, repossessing the Leased Property and ejecting any Person or property thereon. No such entry shall be deemed an eviction of Tenant. All reasonable sums so paid by Landlord and all costs and expenses (including attorneys’ fees and expenses, in each a case, to the extent permitted by law) so incurred, together with interest thereon (to the extent permitted by law) at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Landlord, shall be paid by Tenant to Landlord on demand. The obligations of Tenant and rights of Landlord contained in this Article shall survive the expiration or earlier termination of this Lease.

ARTICLE XIV

HOLDING OVER AND SUBORDINATION

14.1 Holding Over. If Tenant shall for any reason remain in possession of the applicable Leased Property after the expiration of the Term or earlier termination of the Term, such possession shall be as a month-to-month tenant during which time Tenant shall pay as rental each month, one and one-half times the aggregate of (i) one-twelfth of the aggregate Base Rent payable with respect to the last Lease Year of the Term; (ii) all Additional Charges accruing during the month and (iii) all other sums, if any, payable by Tenant pursuant to the provisions of this Lease with respect to the applicable Leased Property. During such period of month-to-month tenancy, Tenant shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to month-to-month tenancies to continue its occupancy and use of the applicable Leased Property. Nothing contained herein shall constitute the consent, express or implied, of Landlord to the holding over of Tenant after the expiration or earlier termination of this Lease.

14.2 Subordination. This Lease and all rights of Tenant hereunder are and shall be subject and subordinate to any Ground Lease and all other Property Documents. Further, pursuant to, and subject to, the Subordination, Nondisturbance and Attornment Agreement, dated as of the date hereof, by and between the Initial Landlord’s Lender and Tenant, (i) this Lease and all rights of Tenant hereunder are and shall be subject and subordinate to any Lien created in favor of the Initial Landlord’s Lender in connection with the Initial Landlord’s Debt and (ii) so long as no Event of Default exists, Tenant’s possession of the Leased Property and its rights hereunder shall not be diminished, disturbed or interfered with by Initial Landlord’s Lender, and Tenant’s occupancy of the Leased Property shall not be disturbed by any reason whatsoever during the term of this Lease or any extensions or renewals thereof. This Lease and all rights of Tenant hereunder shall be senior to any future Lien created in favor of any Landlord’s Lender other than the Initial Landlord’s Lender; provided that Tenant agrees to enter into a “subordination, nondisturbance and attornment agreement” agreement with such Landlord’s Lender substantially on the same terms and conditions as are contained in the form attached hereto as Exhibit C or such other terms and conditions upon which Tenant and such Landlord’s Lender may agree.

14.3 Attornment. If the interests of Landlord under this Lease are transferred by reason of, or assigned in lieu of, foreclosure or other proceedings for enforcement of any such Superior Interest, then Tenant shall, at the option of such purchaser, assignee or any Superior Party, as the case may be, (x) attorn to such party and perform for its benefit all the terms, covenants and conditions of this Lease on Tenant’s part to be performed with the same force and effect as if such party were the Landlord originally named in this Lease, or (y) enter into a new lease with such party, as Landlord, for the remaining Term and otherwise on the same terms and conditions of this Lease except that such successor Landlord shall not be (i) liable for any previous act, omission or negligence of Landlord under this Lease; (ii) bound by any previous modification or amendment of this Lease or by any previous prepayment of more than one month’s rent in advance of its due date, unless such modification, amendment or prepayment shall have been approved in writing by the Superior Party through or by reason of which such successor Landlord shall have succeeded to the rights of Landlord under this Lease; or (iii) liable for any security (if any) deposited pursuant to this Lease unless such security has actually been delivered to such successor Landlord. Nothing contained in this Section shall be construed to impair any right otherwise exercisable by any such owner, holder or Tenant.

ARTICLE XV

RIGHTS OF LANDLORD’S LENDER

15.1 Landlord’s Lender Generally. Landlord’s Lender shall be an express and intended third party beneficiary of the provisions contained in this Article XV and of any other provision in this Lease requiring the approval or consent of Landlord’s Lender and shall have the right to enforce such provisions against Tenant. Tenant shall have the right to rely conclusively upon any written communication from Landlord’s Lender’s “Trustee” as the duly authorized statement or communication by Landlord’s Lender. Tenant acknowledges that it has received on or prior to the date hereof the Landlord’s Debt Documents listed on Schedule 15.1 hereto. Unless otherwise expressly provided in Landlord’s Debt Documents, any consent or approval of Landlord’s Lender required under this Lease may be granted or withheld in Landlord’s Lender’s sole discretion.

15.2 Successor to Landlord. If Landlord’s Lender (or its nominee or designee) shall succeed to the rights of Landlord under this Lease (with respect to all or any portion of the Leased Property) through an enforcement action under Landlord’s Debt Documents (including by levy or execution upon a judgment lien obtained in connection therewith), delivery of a deed or other conveyance or otherwise, or another Person purchases all or a portion of the Leased Property upon or following any such action or in connection with a bankruptcy case commenced by or against Landlord (Landlord’s Lender, its nominees and designees and such purchaser, and their respective successors and assigns, each being a “Successor Landlord”, it being understood that if a Successor Landlord succeeds to the interest of Landlord with respect to only one or more, but not less than all, of the Leased Properties, the rights and obligations of such Successor Landlord and Tenant hereunder shall be limited to such Leased Properties), then, Tenant shall attorn to and recognize such Successor Landlord as Tenant’s Landlord under this Lease. Upon such attornment, this Lease shall continue in full force and effect as, or as if it were, a direct lease between Successor Landlord and Tenant upon all terms, conditions and covenants set forth in this Lease. If this Lease shall have terminated by operation of law or otherwise as a result of or in connection with a bankruptcy case commenced by or against Landlord or upon the levy or execution upon a judgment lien obtained in connection with an enforcement action under Landlord’s Debt Documents or delivery of a deed or other instrument of conveyance in lieu or such an enforcement action or otherwise, upon request of Successor Landlord made within thirty (30) days after such termination, Tenant shall promptly execute and deliver a direct lease with Successor Landlord which direct lease shall be on the same terms and conditions as this Lease (subject, however, to the provisions of clauses (i)-(v) of this Section 15.2) and shall be effective as of the day this Lease shall have terminated as aforesaid. Notwithstanding the continuation of this Lease, the attornment of Tenant hereunder or the execution of a direct lease between Successor Landlord and Tenant as aforesaid, Successor Landlord (which, for purposes of this sentence, shall include Landlord at any time after Landlord’s Lender (or its nominee or designee) shall have acquired direct or indirect control of the voting interests in any Landlord) shall not:

(i) be liable for any act or omission of Landlord under this Lease;

(ii) be subject to any off-set, defense or counterclaim which shall have theretofore accrued to Tenant against Landlord;

(iii) be bound by any modification of this Lease or by any previous prepayment of rent or additional rent made more than one (1) month prior to the date same was due which Tenant might have paid to Landlord, unless such modification or prepayment shall have been expressly approved in writing by Landlord’s Lender;

(iv) be liable for any security deposited under this Lease unless such security has been physically delivered to Landlord’s Lender or Successor Landlord;

(v) be liable or obligated to comply with or fulfill any of the obligations of Landlord under this Lease or any agreement relating thereto with respect to the construction of, or payment for, improvements on or above the Leased Property (or any portion thereof), leasehold improvements, Tenant work letters and/or similar items (other than pursuant to the casualty/condemnation restoration provisions of this Lease to the extent of casualty proceeds or condemnation awards paid to Landlord’s Lender or Successor Landlord);

(vi) be bound by any obligation to provide or pay for any services, repairs, maintenance or restoration provided for under this Lease arising prior to the date that Landlord’s Lender or Successor Landlord becomes the Landlord of Tenant (except to the extent of casualty proceeds or condemnation awards paid to Landlord’s Lender or Successor Landlord); or

(vii) be bound by any obligation to repair, replace, rebuild or restore the Leased Property or any part thereof, in the event of damage by fire or other casualty, or in the event of partial condemnation (other than pursuant to the casualty/condemnation restoration provisions of this Lease to the extent of casualty proceeds or condemnation awards paid to Landlord’s Lender or Successor Landlord).

15.3 Limitation of Successor Landlord Liability. Anything herein to the contrary notwithstanding, in the event a Successor Landlord shall acquire title to the Leased Property (which, for purposes of this Section 15.3, shall include Landlord at any time after Landlord’s Lender (or its nominee or designee) shall have acquired direct or indirect control of the voting interests in any Landlord), Successor Landlord shall have no obligation, nor incur any liability, beyond Successor Landlord’s then interest, if any, in the Leased Property, and Tenant shall look exclusively to such interest, if any, of Successor Landlord in the Leased Property for the payment and discharge of any obligations imposed upon Successor Landlord under this Lease. Tenant agrees that, with respect to any money judgment which may be obtained or secured by Tenant against Successor Landlord, Tenant shall look solely to the estate or interest owned by Successor Landlord in the Leased Property (including, without limitation, the rent, issues and profits therefrom), and Tenant will not collect or attempt to collect any such judgment out of any other assets of Successor Landlord.

15.4 Lease Modifications. Tenant agrees no amendment, modification, waiver, termination, tender, surrender or cancellation of this Lease shall be effective as against any Landlord’s Lender or Successor Landlord unless the same shall have been consented to by Landlord’s Lender or Successor Landlord if any such amendment, modification, waiver, termination, tender, surrender or cancellation of this Lease would contravene or violate Section 4.17 of the Landlord’s Debt Documents (“Conduct of Business/Amendments to the Master Lease”) or the comparable provision of any replacement Landlord’s Debt Documents (which shall in no event be more restrictive on Tenant’s and Landlord’s ability to take the actions described above in this Section 15.4 than Landlord’s Debt Documents as of the date hereof).

15.5 Notice of Default to Landlord’s Lender. In the event of any act or omission by Landlord which would give Tenant the right, either immediately or after the lapse of a period of time, to terminate this Lease, or to claim a partial or total eviction, Tenant will not exercise any such right (A) until it has given written notice of such act or omission to Landlord’s Lender, and (B) until a reasonable period of time (not less than thirty (30) days) for remedying such act or omission shall have elapsed following giving of such notice and following the time when Landlord’s Lender shall have become entitled under the Landlord’s Debt Documents to remedy the same, provided Landlord’s Lender, with reasonable diligence, shall (i) have pursued such remedies as are available to it under Landlord’s Debt Documents so as to be able to remedy the act or omission, and (ii) thereafter shall have commenced and continued to remedy such act or omission or cause the same to be remedied.

15.6 Modifications to Secure Financing. If Landlord or Landlord’s Lender shall request modifications of this Lease as a condition to the provision, continuance or renewal of any financing to Landlord, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase Tenant’s monetary obligations, materially increase any other obligation of Tenant hereunder, materially decrease any right of Tenant hereunder or otherwise materially adversely affect Tenant in any respect (such as, without limitation, give rise to an accounting or other issue for Tenant).

15.7 Delivery of Notices to Landlord’s Lender. Subsequent to the receipt by Tenant of Notice from Landlord as to the identity and address of Landlord’s Lender, no Notice from Tenant to Landlord or Notice from Landlord to Tenant shall be effective unless and until a duplicate original of such Notice shall be given to Landlord’s Lender in accordance with Article XXII. The curing of any of Landlord’s defaults by Landlord’s Lender shall be treated as performance by Landlord.

15.8 Right of Landlord’s Lender to Enforce Lease. Tenant agrees that, to the extent permitted by Landlord under the Landlord’s Debt Documents, Landlord’s Lender may exercise the self-help remedies of Landlord hereunder, including the right on the part of Landlord to obtain insurance in the circumstances set forth in Section 10.1(c)(ii) hereof.

15.9 Exercise of Landlord’s Discretion. In any instance hereunder in which Landlord must be reasonable in making a request or granting or withholding an approval or consent, Tenant acknowledges and agrees that Landlord may take into account the reasonable objections of Landlord’s Lender, to the extent Landlord is required to do so under the Landlord’s Debt Documents.

15.10 Cure of Landlord Defaults. No Landlord default under this Lease shall be deemed to exist as long as any Landlord’s Lender in good faith, (i) shall have commenced promptly to cure the default in question and prosecutes the same to completion with reasonable diligence and continuity, or (ii) if possession of the Leased Property is required in order to cure the default in question, such Landlord’s Lender (x) shall have entered into possession of the Leased Property with the permission of Tenant for such purpose or (y) shall have notified Tenant of its intention to institute enforcement proceedings in respect of Landlord’s Debt Documents to obtain possession of Landlord’s interest directly or through a receiver and thereafter prosecutes such proceedings with reasonable diligence and continuity.

15.11 Indemnification. Notwithstanding the existence of any insurance required to be provided hereunder, and without regard to the policy limits of any such insurance, Tenant will protect, indemnify, save harmless and defend Landlord and Landlord’s Lender and their respective partners, shareholders, officers, directors and employees (each, an “Indemnitee”) from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and reasonable expenses (including Litigation Costs), to the maximum extent permitted by law, imposed upon or incurred by or asserted against such Indemnitee by reason of: (a) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Leased Property or adjoining sidewalks while Tenant is in possession of the applicable Leased Property, including any claims made by employees at the Leased Property, (b) any use, misuse, non-use, condition, maintenance or repair by Tenant or anyone claiming by, through or under Tenant, including agents, contractors, invitees or visitors of the applicable Leased Property or Tenant’s Personalty, (c) any Taxes or Other Charges, (d) any failure on the part of Tenant or anyone claiming by, through or under Tenant to perform or comply with any of the terms of this Lease, (e) any failure by Tenant to perform its obligations under any Sublease and any claims made thereunder, (f) any contest of any Legal Requirement or Insurance Requirement, regardless whether the same is conducted in accordance with the terms hereof. Any amounts which become payable by Tenant under this Section shall be paid within ten (10) days after liability therefor on the part of Tenant is determined by litigation or otherwise, and if not timely paid, shall bear interest (to the extent permitted by law) at the Overdue Rate from the date of such determination to the date of payment. Tenant, at its expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against Indemnitee or may compromise or otherwise dispose of the same as Tenant sees fit. Nothing herein shall be construed as indemnifying an Indemnitee against its own grossly negligent acts or omissions or willful misconduct. If at any time an Indemnitee shall have notice of a claim, such Indemnitee shall give reasonably prompt written notice of such claim to Tenant; provided that (i) such Indemnitee shall have no liability for a failure to give notice of any claim of which Tenant has otherwise been notified or has knowledge and (ii) the failure of such Indemnitee to give such a notice to Tenant shall not limit the rights of such Indemnitee or the obligations of Tenant with respect to such claim except to the extent that Tenant incurs actual expenses or suffers actual monetary loss as a result of such failure. Tenant shall have the right to control the defense or settlement of any Claim, provided that (A) if the compromise or settlement of any such claim shall not result in the complete release of such Indemnitee from the claim so compromised or settled, the compromise or settlement shall require the prior written approval of such Indemnitee and (B) no such compromise or settlement shall include any admission of wrongdoing on the part of such Indemnitee. An Indemnitee shall have the right to approve counsel engaged to defend such claim and, at its election and sole cost and expense, shall have the right, but not the obligation, to participate in the defense of any claim. Tenant’s liability under this Article with respect to matters arising or accruing during the Term hereof shall survive the expiration or earlier termination of this Lease.

The parties hereto agree that this Article XV shall not apply to those matters specifically covered by the provisions of Article XXV hereof.

ARTICLE XVI

NO WAIVER

16.1 No Waiver. No failure by Landlord or Tenant to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term. To the extent permitted by law, no waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

ARTICLE XVII

REMEDIES CUMULATIVE

17.1 Remedies Cumulative. Except as otherwise expressly provided herein, to the extent permitted by law, each legal, equitable or contractual right, power and remedy of Landlord or Tenant now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Landlord or Tenant or any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Landlord or Tenant of any or all of such other rights, powers and remedies.

ARTICLE XVIII

ACCEPTANCE OF SURRENDER

18.1 Acceptance of Surrender. No surrender to Landlord of this Lease or of any Leased Property, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Landlord and Landlord’s Lender (if any) and no act by Landlord or any representative or agent of Landlord, other than such a written acceptance by Landlord and Landlord’s Lender (if any), shall constitute an acceptance of any such surrender. For clarity, the foregoing provisions of this Section 18.1 shall not be applicable to any termination of this Lease with respect to Leased Property pursuant to Section 1.3, 1.4, 10.2 or 10.3.

ARTICLE XIX

NO MERGER OF TITLE

19.1 No Merger of Title. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, (a) this Lease or the leasehold estate created thereby or any interest herein or in such leasehold estate and (b) the fee estate in the applicable Leased Property. Without limiting the generality of the foregoing, Tenant hereby acknowledges and agrees that the transfer of the Additional Properties from MPO Properties, LLC to Tenant did not result in a merger of the Original MPO Master Lease or the leasehold estate created thereby.

ARTICLE XX

CONVEYANCE BY LANDLORD

20.1 Conveyance by Landlord. If Landlord or any successor owner of the applicable Leased Property shall convey such Leased Property other than as security for a debt, and the grantee or transferee of such Leased Property shall expressly assume all obligations of Landlord hereunder arising or accruing from and after the date of such conveyance or transfer with respect to such Leased Property, Landlord or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of Landlord under this Lease arising or accruing from and after the date of such conveyance or other transfer with respect to such Leased Property and all such future liabilities and obligations shall thereupon be binding upon the new owner.

ARTICLE XXI

QUIET ENJOYMENT

21.1 Quiet Enjoyment. So long as Tenant shall pay all Rent as the same becomes due and no Event of Default shall have occurred and be continuing, Tenant shall peaceably and quietly have, hold and enjoy the Leased Property for the Term hereof, free of any claim or other action by Landlord or anyone claiming by, through or under Landlord, but subject to Permitted Encumbrances, the other terms of this Lease and Liens hereafter consented to by Tenant.

ARTICLE XXII

22.1 Notices. All notices, demands, requests, consents, approvals and other communications required or permitted to be given hereunder (collectively, “Notices” or “notices”) shall be in writing and delivered by hand or mailed (by registered or certified mail, return receipt requested or reputable nationally recognized overnight courier service and postage prepaid), addressed to the respective parties, as follows:

If to Tenant:	Toys “R” Us – Delaware, Inc. One Geoffrey Way Wayne, New Jersey 07470 Attention: Chief Financial Officer Telecopy No.: (973) 617-4006 Confirmation No.: (973) 617-5755

With copies to:	Toys “R” Us – Delaware, Inc. One Geoffrey Way Wayne, New Jersey 07470 Attention: General Counsel Telecopy No.: (973) 617-4006 Confirmation No.: (973) 617-5755

Sullivan & Cromwell LLP 125 Broad Street New York, N.Y. 10004-2498 Attention: Arthur Adler, Esq. Telecopy No.: (212) 558-3588 Confirmation No.: (212) 558-3960

If to Landlord:	Toys “R” Us Property Company II, LLC c/o Toys ‘R’ Us, Inc. One Geoffrey Way Wayne, New Jersey 07470 Attention: Chief Financial Officer Telecopy No.: (973) 617-4006 Confirmation No.: (973) 617-5755

With copies to:	Toys “R” Us Property Company II, LLC c/o Toys ‘R’ Us, Inc. One Geoffrey Way Wayne, New Jersey 07470 Attention: General Counsel Telecopy No.: (973) 617-4006 Confirmation No.: (973) 617-5755

Sullivan & Cromwell LLP 125 Broad Street New York, N.Y. 10004-2498 Attention: Arthur Adler, Esq. Telecopy No.: (212) 558-3588 Confirmation No.: (212) 558-3960

(b) if required pursuant to Section 15.7 hereof, to Landlord’s Lender, in accordance with the terms of said Section as follows:

The Bank of New York Mellon
101 Barclay Street, 8 West
New York, New York 10286
Attention: Toys “R” Us Property Company II, as Trustee and Collateral Agent
Telecopy No.: (212) 815-5704
Confirmation No.: (212) 815-2923

With a copy to:	Winston & Strawn
200 Park Avenue
New York, New York 10166-4193
Attention: Jeffrey Elkin, Esq.
Telecopy No.: (212) 294-4700
Confirmation No.: (212) 294-6711

or to such other address as either party may hereunder designate, and shall be effective upon receipt.

ARTICLE XXIII

APPRAISERS

23.1 Appraisers. In the event that it becomes necessary to determine the Fair Market Value of any property for any purpose of this Lease, and the parties cannot agree amongst themselves on such value within twenty (20) days after the first request made by one of the parties to do so, then either party may notify the other of a person selected to act as appraiser on its behalf. Within fifteen (15) days after receipt of any such notice, the other party shall by notice to the first party appoint a second person as appraiser on its behalf. The appraisers thus appointed, each of whom must be a member of The Appraisal Institute/American Institute of Real Estate Appraisers (or any successor organization thereto), shall, within 45 days after the date of the notice appointing the first appraiser, proceed to appraise the applicable Leased Property to determine the Fair Market Value thereof as of the relevant date; provided that if one appraiser shall have been so appointed, or if two appraisers shall have been so appointed but only one such appraiser shall have made such determination within 50 days after the making of the initial appointment, then the determination of such appraiser shall be final and binding upon the parties. If two appraisers shall have been appointed and shall have made their determinations within the respective requisite periods set forth above and if the difference between the amounts so determined shall not exceed ten percent (10%) of the lesser of such amounts, then the Fair Market Value shall be an amount equal to 50% of the sum of the amounts so determined. If the difference between the amounts so determined shall exceed ten percent (10%) of the lesser of such amounts, then such two appraisers shall have 20 days to appoint a third appraiser, but if such appraisers fail to do so, then either party may request the American Arbitration Association or any successor organization thereto to appoint an appraiser within 20 days of such request, and both parties shall be bound by any appointment so made within such 20 day period. If no such appraiser shall have been appointed within such 20 days or within 90 days of the original request for a determination of Fair Market Value, whichever is earlier, either Landlord or Tenant may apply to any court having jurisdiction to have such appointment made by such court. Any appraiser appointed by the original appraisers, by the American Arbitration Association or by such court shall be instructed to determine the Fair Market Value within 30 days after appointment of such Appraiser. The determination of the appraiser which differs most in terms of dollar amount from the determination of the other two appraisers shall be excluded, and 50% of the sum of the remaining two determinations shall be final and binding upon Landlord and Tenant as the Fair Market Value for such interest. This provision for determination by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. Landlord and Tenant shall each pay the fees and expenses of the appraiser appointed by it and their own legal fees, and each shall pay one-half of the fees and expenses of the third appraiser and one-half of all other cost and expenses incurred in connection with each appraisal.

ARTICLE XXIV

CONFIDENTIALITY

24.1 Confidentiality. Landlord (and Landlord’s Lender) shall keep confidential all sales reports and any other proprietary information delivered pursuant to this Lease (provided any such other proprietary information is clearly marked by Tenant as confidential) (collectively, “Proprietary Information”); provided that any Landlord and Landlord’s Lender, as applicable, may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over Landlord or Landlord’s Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in respect of any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to Landlord or Landlord’s Lender, (e) to any other Landlord’s Lender provided that such Person agrees to be bound by the confidentiality provisions contained in this Section 24.1, (f) subject to the last sentence of this Section 24.1, to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of Landlord’s Debt or any interest therein by Landlord’s Lender, provided that such prospective transferee agrees to be bound by the confidentiality provisions contained in this Section 24.1 and (g) any direct or indirect counterparty in any interest rate cap transaction, or similar arrangement (or to any such counterparty’s professional advisor), entered into in connection with Landlord’s Debt provided that such Person agrees to be bound by the confidentiality provisions contained in this Section 24.1. Tenant shall not identify, or notwithstanding anything herein to the contrary, be required hereunder to identify, any specific Leased Property to which any Proprietary Information relates.

ARTICLE XXV

ENVIRONMENTAL INDEMNITY

25.1 Environmental Indemnity. Tenant covenants and agrees, at its sole cost and expense, to indemnify, defend, at trial and appellate levels, with attorneys, consultants and experts selected by Tenant (and, if the below-described claim is asserted against Landlord or Landlord’s Lender, reasonably acceptable to Landlord or Landlord’s Lender, respectively) and hold harmless Landlord, Landlord’s Lender and each of their respective parents, subsidiaries and affiliates, each of their respective shareholders, directors, officers, employees and agents, and the successors and assigns of any of them (collectively, the “Indemnified Parties” and each, individually, an “Indemnified Party”) against and from any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, but subject to the provisions hereof, reasonable attorneys’, consultants’ and experts’ fees and disbursements reasonably incurred in investigating, defending against, settling or prosecuting any claim, litigation or proceeding) (collectively, “Losses”) which may at any time be imposed upon, incurred by or asserted or awarded against such Indemnified Party or any Leased Property (except, as to any Indemnified Party, to the extent arising out of the gross negligence or willful misconduct of such Indemnified Party) and arising from or out of: (A) the Release or Threat of Release of any Hazardous Materials on, in, under or affecting all or any portion of any Leased Property or any surrounding areas, regardless of whether or not caused by or within the control of any Indemnified Party or Tenant, first occurring prior to Landlord or Landlord’s Lender or a nominee or agent thereof acquiring possession and control over such Leased Property by termination of this Lease or otherwise; (B) the Release or Threat of Release of Hazardous Materials at any other location if the Hazardous Materials were generated, treated, stored, transported or disposed of by or on behalf of Tenant, (C) the material violation of any Environmental Laws relating to or affecting any Leased Property or Tenant, whether or not caused by or within the control of Tenant, first occurring prior to Landlord or Landlord’s Lender or a nominee or agent thereof acquiring possession and control over such Leased Property by termination of this Lease or otherwise; (D) the failure of Tenant to comply fully with the terms and conditions of this Article XXV; (E) the violation of any Environmental Laws in connection with other real property of Tenant or any of its Affiliates which gives or may give rise to any rights whatsoever in any party with respect to any Leased Property by virtue of any Environmental Laws; or (F) the enforcement of the provisions of this Article XXV, including, without limitation, (i) the reasonable costs of assessment, containment and/or removal of any and all Hazardous Materials from all or any portion of any Leased Property or any adjacent areas, (ii) the costs of any actions taken in response to a Release or Threat of Release of any Hazardous Materials first occurring prior to Landlord or Landlord’s Lender or a nominee or agent thereof acquiring possession and control over the affected Leased Property by termination of this Lease or otherwise on, in, under or affecting all or any portion of any Leased Property, any adjacent areas, or any other areas to prevent or minimize such Release or Threat of Release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment and (iii) costs incurred to comply with the Environmental Laws in connection with all or any portion of any Leased Property, any adjacent areas, or any other areas for violations first occurring prior to Landlord, Landlord’s Lender or a nominee or agent thereof acquiring title to the affected Leased Property. Tenant shall be liable for any and all losses or damages incurred by any Indemnified Party relating to the presence, Release, or Threatened Release of any Hazardous Materials on or about any Leased Property as a result of the acts or negligent omissions of Tenant, or any principal, officer, member or partner of Tenant from and after the date hereof. Tenant shall have no obligation to indemnify, defend or hold harmless any Indemnified Party for Losses that result from such Indemnified Party’s gross negligence or willful misconduct, but nothing in this sentence shall affect Tenant’s obligation to indemnify, defend or hold harmless any other Indemnified Party. If any such action or other proceeding shall be brought against any Indemnified Party, upon written notice from Tenant to such Indemnified Party and Landlord’s Lender (given reasonably promptly following any Indemnified Party’s notice to Tenant of such action or proceeding), Tenant shall be entitled to assume the defense thereof, at Tenant’s expense, with counsel reasonably acceptable to Landlord and Landlord’s Lender; provided, however, such Indemnified Party may, at its own expense and with the prior written approval of Landlord and Landlord’s Lender, retain separate counsel to participate in such defense, but such participation shall not be deemed to give such Indemnified Party a right to control such defense, which right Tenant expressly retains. Notwithstanding the foregoing, each Indemnified Party shall have the right, subject to the prior written approval of Landlord’s Lender, to employ separate counsel at Tenant’s expense if, in the reasonable opinion of legal counsel, a conflict or potential conflict exists between the Indemnified Party and Tenant that would make such separate representation advisable.

25.2 Landlord’s Lender’s Rights of Enforcement. Landlord’s Lender (and the Indemnified Parties claiming through Landlord’s Lender) shall be an express and intended third party beneficiary of this provision and shall have the right to enforce the same against Tenant as if Landlord’s Lender were a party hereto.

25.3 Survival. The provisions of this Article XXV and the indemnities provided herein shall survive the expiration or earlier termination of this Lease.

25.4 Successors and Assigns. It is agreed and intended by Tenant and Landlord for the benefit of each Indemnified Party that the rights of the Indemnified Parties under this Article XXV and the indemnities provided herein may be assigned or otherwise transferred by such Indemnified Party to its successors and assigns and to any subsequent purchaser of all or any portion of Landlord’s Debt by or through such Indemnified Party, without notice to Tenant and without any further consent of Tenant. To the extent consent of any such assignment or transfer is required by law, advance consent to any such assignment or transfer is hereby given by Tenant in order to maximize the extent and effect of the indemnity given hereby.

25.5 Termination. The obligations and liabilities of Tenant under this Article XXV in favor of Landlord’s Lender and any Indemnified Party claiming through Landlord’s Lender shall terminate, except to the extent of any claims for such indemnity then pending, five (5) years after the date on which Landlord’s Debt is satisfied in full. In addition, the obligations and liabilities of Tenant under this Article XXV with respect to a particular Leased Property, shall terminate, except to the extent of any claims for such indemnity then pending, five (5) years after Landlord or any other Indemnified Party shall have first acquired control and possession over such Leased Property by termination of this Lease or otherwise.

25.6 No Impairment. The liabilities of Tenant under this Article XXV shall in no way be limited or impaired by Landlord’s Debt Documents. In addition, notwithstanding any terms hereof or of any of Landlord’s Debt Documents to the contrary, the liability of Tenant under this Lease shall in no way be limited or impaired by: (i) any extensions of time for performance required by any of the Landlord’s Debt Documents; (ii) any sale, assignment or enforcement of Landlord’s Debt or any sale or transfer of all or part of any Leased Property (except as provided in Section 25.5 hereof); (iii) any exculpatory provision in any of the Landlord’s Debt Documents limiting any Landlord’s Lender’s recourse to property encumbered by the Landlord’s Debt Documents or to any other security, or limiting any Landlord’s Lender’s rights to a deficiency judgment against Landlord; (iv) the accuracy or inaccuracy of the representations and warranties made by Landlord under any of Landlord’s Debt Documents; (v) the release of Landlord or any other Person from performance or observance of any of the agreements, covenants, terms or conditions contained in the Landlord’s Debt Documents by operation of law, Landlord’s Lender’s voluntary act, or otherwise; (vi) the release or substitution, in whole or in part, of any security for Landlord’s Debt; or (vii) any Landlord’s Lender’s failure to perfect, protect, secure or insure any security interest or lien given as security for the Landlord’s Debt; and, in any such case, whether with or without notice to Tenant and with or without consideration.

25.7 Statute of Limitations. Tenant hereby waives the pleading of any statute of limitations as a defense to its obligations under this Article XXV.

ARTICLE XXVI

MISCELLANEOUS

26.1 Survival of Claims. Anything contained in this Lease to the contrary notwithstanding, all claims against, and liabilities of, Tenant or Landlord arising prior to any date of expiration or earlier termination of this Lease shall survive such expiration or termination.

26.2 Severability. If any term or provision of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby.

26.3 Maximum Permissible Rate. If any late charges provided for in any provision of this Lease are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be determined at the maximum permissible rate.

26.4 Headings. The headings in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

26.5 Exculpation; No Consequential, Punitive or Indirect Damages. Landlord’s liability hereunder shall be limited solely to its interest in the Leased Property, and no recourse under or in respect of this Lease shall be had against any other assets of Landlord whatsoever. Furthermore, except as may otherwise be expressly provided herein, in no event shall Landlord (original or successor) or Tenant (original or successor) ever be liable hereunder for any indirect, consequential or punitive damages or claims therefor.

26.6 Exhibition of Leased Property. On reasonable prior notice to Tenant and subject to reasonable restrictions imposed by Tenant, Landlord and Landlord’s agent shall have the right to enter the applicable Leased Property at all reasonable times for the purpose of exhibiting the Leased Property to others.

26.7 Entire Agreement. This Lease contains the entire agreement between Landlord and Tenant with respect to the subject matter hereof.

26.8 Governing Law. This Lease shall be construed with respect to each Leased Property under the substantive laws of the State of in which such Leased Property is situated.

26.9 No Waiver. No waiver of any condition or covenant herein contained, or of any breach of any such condition or covenant, shall be held or taken to be a waiver of any subsequent breach of such covenant or condition, or to permit or excuse its continuance or any future breach thereof or of any condition or covenant herein construed as a waiver of such default, or of Landlord’s right to terminate this Lease or exercise any other remedy granted herein on account of such existing default.

26.10 Successors and Assigns. This Lease shall be binding upon and shall inure to the benefit of the heirs, successors, personal representatives, and permitted assigns of Landlord and Tenant.

26.11 Modifications in Writing. This Lease may not be modified or any provision hereof waived except by a writing signed by both Landlord and Tenant and, where required under Section 15.4, by Landlord’s Lender.

26.12 No Waiver. No delay or omission by either party hereto to exercise any right or power accruing upon any noncompliance or default by the other party with respect to any of the terms hereof shall impair any such right or power or be construed to be a waiver thereof.

26.13 Third Party Beneficiaries. Nothing in this Lease shall be deemed to create any right in any Person (other than the Landlord’s Lender to the extent provided herein) not a party hereto, and this Lease shall not be construed in any respect to be a contract in whole or in part for the benefit of any third Person (other than the Landlord’s Lender to the extent provided herein). It is expressly understood and agreed that Landlord’s Lender is and shall be a third party beneficiary of this Lease to the extent provided herein.

26.14 Waiver of Landlord’s Lien. Landlord hereby waives any statutory or common-law “landlord’s lien” or other lien or security interest on or in Tenant’s Personalty to secure Tenant’s obligations under this Lease.

26.15 Separate Lease. If Landlord conveys or transfers any individual Leased Property (other than pursuant to Section 1.3), if so requested in writing by Landlord, Tenant, as tenant, shall execute a new lease with the new owner of the applicable Leased Property, as landlord, (a “Separate Lease”) which Separate Lease shall relate solely to the conveyed Leased Property and shall (i) be for the same Term as would otherwise pertain under this Lease, (ii) be for the same Rent as would otherwise be payable under this Lease with respect to such individual Leased Property and (iii) otherwise be on all of the same terms and conditions as set forth in this Lease.

Immediately upon the execution of a Separate Lease for any individual Leased Property by the new owner of the individual Leased Property and Tenant, this Lease shall terminate with respect to such individual Leased Property and the Separate Lease shall in all aspects be controlling.

ARTICLE XXVII

MEMORANDUM OF LEASE

27.1 Memorandum of Lease. Landlord and Tenant shall, promptly upon the request of either enter into a short form memorandum of this Lease, in form suitable for recording under the laws of the state in which the applicable Leased Property is located, in which reference to this Lease, and all options contained therein, shall be made. Tenant shall pay all costs and expenses of recording such Memorandum of Lease.

ARTICLE XXVIII

TRUE LEASE, ETC.

28.1 True Lease. It is the intent of Landlord and Tenant that this Lease constitute a “true lease” of the Leased Property. Landlord does not intend to convey any fee or Ground Lease interest in any of the Leased Property to Tenant. Tenant does not intend to obtain an interest in the Leased Property other than a leasehold interest pursuant to this Lease. This Lease shall not be construed in any manner to create any relationship between the parties other than a landlord-tenant relationship.

28.2 Acknowledgment of Law. This Lease is not an attempt by Landlord or Tenant to evade the operation of any aspect of the law applicable to any of the Leased Property.

28.3 Single Lease. It is the intent of Landlord and Tenant that, subject to Landlord’s rights under Section 26.15, this Lease constitute, and the parties have executed this Lease in reliance upon it constituting, a single, integrated and indivisible agreement between the parties hereto for the lease of all parcels constituting the Leased Property, and the parties hereto would not otherwise enter into this Lease absent such agreement. The consideration for the lease of any one parcel hereunder constituting Leased Property includes the lease of all other parcels constituting Leased Property (except for any such parcels which cease to be Leased Property in accordance with the terms hereof).

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Lease to be duly executed as of November 20, 2009.

[Signature blocks to be attached separately.]

Witness #1 as to Leased Property in CT:	LANDLORD:

/s/ Madhan K. Kao Name: Madhan K. Kao	TOYS “R” US PROPERTY COMPANY II, LLC (formerly known as Giraffe Properties, LLC), a Delaware limited liability company

Witness #2 as to Leased Property in CT: /s/ Enn Harper Name: Enn Harper	By:	/s/ Michael L. Tumolo Name: Michael L. Tumolo Title: Vice President - Real Estate Counsel

TENANT:

Acknowledgement:	TOYS “R” US – DELAWARE, INC., a Delaware corporation

For the Tenant: State of New York County of New York	By:	/s/ Matthew Loncar Name: Matthew Loncar Title: Vice President – Corporate Counsel

The foregoing instrument was acknowledged before me this 18th, day of November, 2009 by Michael L. Tumolo of Toys “R” Us- Delaware, Inc., a Delaware corporation, on behalf of the corporation, as the free act and deed of the corporation and his/her free act and deed as Vice President – Real Estate Counsel.

/s/ T Alden Ellis

Notary Public: T Alden Ellis

Notary Public State of New York

No. 01EL6182291

Qualified in New York County

Commission Expires February 25, 2012

For the Landlord:

State of New York

County of New York

The foregoing instrument was acknowledged before me this 18th, day of November, 2009 by Matthew Loncar of Toys “R” Us Property Company II, LLC, a Delaware limited liability company, on behalf of the limited liability company, as the free act and deed of the limited liability company and his/her free act and deed as Vice President – Corporate Counsel.

/s/ T Alden Ellis

Notary Public: T Alden Ellis

Notary Public State of New York

No. 01EL6182291

Qualified in New York County

Commission Expires February 25, 2012

Exhibit A

Legal Descriptions of Land

LEGAL DESCRIPTION

TRU #

AL-8831

CTIC-NY-CSU #

1209-04053

Lot 3, according to a Resurvey of Lot 2 Riverchase Promenade and Lot 3 of a Resurvey of Lots 3 & 4 Riverchase Promenade as recorded in Map Book 163, Page 6, in the office of the Judge of Probate, of Jefferson County, Alabama.

Together with:

The beneficial rights as to the real estate interests obtained under that certain Reciprocal Easement and Operation Agreement dated December 15, 1988, by and between Reliance Woodmont Limited Partnership, a New York limited partnership, Lachmere, Inc., a Massachusetts corporation, and Toys “R” Us, Inc., a Delaware corporation, recorded in Real Volume 3522, page 599, as amended by that certain First Amendment to Reciprocal Easement and Operation Agreement dated August 24, 1989, and recorded in Real Volume 3669, page 30, as amended by that certain Second Amendment to Reciprocal Easement and Operation Agreement dated January 29, 1990, and recorded in Real Volume 3788, page 681, and as amended by that certain Third Amendment to Reciprocal Easement and Operation Agreement dated June 21, 1990 and recorded in Real Volume 3930, page 889 and assigned in Real Volume 3938, Page 901.

Subject to and upon the terms and conditions therein.

Together with:

The beneficial rights as to the real estate interests obtained under that certain Reciprocal Easement Agreement dated August 10, 1989, by and between Pier Group, Inc., a Delaware corporation and Reliance Woodmont Limited Partnership, a New York limited partnership, and recorded at Real Volume 3659, page 726.

Subject to and upon the terms and conditions therein.

LEGAL DESCRIPTION

TRU #

AL-8862

CTIC-NY-CSU #

1209-04053

PARCEL A

LOT 5, ACCORDING TO THE SURVEY OF WILDWOOD CENTRE, FOURTH SECTOR, AS RECORDED IN MAP BOOK 188, PAGE 44, IN THE PROBATE OFFICE OF JEFFERSON COUNTY, ALABAMA BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF SECTION 26, TOWNSHIP 18 SOUTH, RANGE 3 WEST, JEFFERSON COUNTY, ALABAMA; THENCE RUN EASTERLY A PLAT DISTANCE OF 264.55 FEET TO AN IRON PIN SET AT THE SOUTHEAST CORNER OF THE “LOWES HOME IMPROVEMENT WAREHOUSE: LOT (HEREIN AFTER REFERRED TO AS “LOWES”), SAID POINT BEING THE POINT OF BEGINNING; THENCE TURN LEFT 90 DEGREES 00 MINUTES 00 SECONDS NORTHERLY A DISTANCE OF 413.34 FEET TO AN IRON PIN SET, BEING 297.90 FEET SOUTHERLY OF AN IRON PIN FOUND AT THE NORTHEAST CORNER OF THE LOWES LOT, BEING ALSO THE NORTHEAST CORNER OF LOT 3 OF THE SURVEY OF WILDWOOD CENTRE, FOURTH SECTOR; THENCE TURN RIGHT 90 DEGREES 00 MINUTES 00 SECONDS EASTERLY ALONG THE SOUTHERLY RIGHT OF WAY LINE OF STATE FARM PARKWAY TO AN IRON PIN SET AT THE P.C. OF A CURVE TO THE LEFT, CONCAVE NORTHWESTERLY, WITH A RADIUS OF 332.70 FEET, A CENTRAL ANGLE OF 40 DEGREES 10 MINUTES 14 SECONDS AND A CHORD LENGTH OF 228.51 FEET; THENCE RUN EASTERLY, THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE 233.26 TO AN IRON PIN SET ALONG THE SOUTHEASTERLY RIGHT OF WAY OF STATE FARM PARKWAY; THENCE CONTINUE NORTHEASTERLY, TANGENT TO SAID CURVE AND ALONG THE SOUTHWESTERLY RIGHT OF WAY LINE OF STATE FARM PARKWAY A DISTANCE OF 36.97 FEET TO AN IRON PIN SET AT THE P.C. OF A CURVE TO THE RIGHT _ CONCAVE SOUTHERLY, WITH A RADIUS OF 25.00 FEET, A CENTRAL ANGLE OF 90 DEGREES 00 MINUTES 00 SECONDS A CHORD LENGTH OF 35.56 FEET; THENCE RUN EASTERLY, THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE 39.27 FEET TO AN IRON PIN SET ALONG THE SOUTHWESTERLY RIGHT OF WAY LINE OF STATE FARM PARKWAY; THENCE CONTINUE SOUTHEASTERLY, TANGENT TO SAID CURVE AND ALONG THE SOUTHWESTERLY RIGHT OF WAY LINE OF STATE FARM PARKWAY A DISTANCE OF 224.00 FEET TO AN IRON PIN SET ON THE NORTHWESTERLY RIGHT OF WAY OF LAKESHORE PARKWAY, BEING 110.00 FEET SOUTHWESTERLY ALONG LAKESHORE PARKWAY FROM AN IRON PIN FOUND AT THE SOUTHWEST CORNER OF LOT 1 OF THE SURVEY OF WILDWOOD CENTRE FOURTH SECTOR; THENCE TURN RIGHT 90 DEGREES 00 MINUTES 00 SECONDS SOUTHWESTERLY ALONG THE NORTHWESTERLY RIGHT OF WAY LINE OF LAKESHORE PARKWAY A DISTANCE OF 529.14 FEET TO THE POINT OF BEGINNING.

PARCEL B

TOGETHER WITH THE BENEFITS, IF ANY, OF THAT CERTAIN DECLARATION OF EASEMENTS, COVENANTS, CONDITIONS AND RESTRICTIONS DATED APRIL 30, 1997, RECORDED MAY 2, 1997 IN INSTRUMENT #9705/4626, SUBJECT TO AND UPON THE TERMS, CONDITIONS, PROVISIONS AND LIMITATIONS THEREIN.

LEGAL DESCRIPTION

TRU #

AZ-5651

CTIC-NY-CSU #

1209-04053

PARCEL NO. 1:

That part of the North half of Section 36, Township 1 North, Range 6 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the Northeast corner of said Section 36, being a Maricopa County Highway Department brass cap in a handhole at the intersection of the monument lines of Southern Avenue and Power Road;

THENCE South 00 degrees 00 minutes 42 seconds East, (basis of bearing), along the East line of said Section 36, the East quarter corner of said Section 36, being marked by a chiseled “+” in the center of a concrete median, a distance of 1305.37 (record and measured), to a brass cap in a handhole at the intersection of said East line of Section 36 and the monument line of Hampton Avenue;

THENCE South 89 degrees 59 minutes 18 seconds West, (record and measured), perpendicular to said East line of Section 36, a distance of 67.42 feet to the West right-of-way line of said Power Road, as described in Document No. 1985-0387427, records of Maricopa County, Arizona;

THENCE South 02 degrees 49 minutes 25 seconds West, (record South 02 degrees 50 minutes 29 seconds West), along said West right-of-way line of Power Road, a distance of 452.21 feet to the POINT OF BEGINNING;

THENCE continuing South 02 degrees 49 minutes 25 seconds West, (record South 02 degrees 50 minutes 29 seconds West), along said West right-of-way line of Power Road, a distance of 504.45 feet to the North right-of-way line of Arizona Department of Transportation State Route 360, as recorded in Docket 15412, Pages 282-288, records of Maricopa County, Arizona;

THENCE South 89 degrees 17 minutes 40 seconds West, (record South 89 degrees 18 minutes 52 seconds West), along said North right-of-way line, a distance of 169.61 feet;

THENCE leaving said North right-of-way line, North 02 degrees 49 minutes 25 seconds East, (record North 02 degrees 50 minutes 29 seconds East), parallel to said West right-of-way line of Power Road, a distance of 69.89 feet;

THENCE North 87 degrees 09 minutes 31 seconds West, (record and measured), a distance of 222.07 feet;

THENCE North 02 degrees 49 minutes 25 seconds East, (record North 02 degrees 50 minutes 29 seconds East), parallel to said West right-of-way line of Power Road, a distance of 445.00 feet;

THENCE South 87 degrees 09 minutes 59 seconds East, a distance of 391.36 feet to the POINT OF BEGINNING.

PARCEL NO. 2:

All Easements appurtenant to PARCEL NO. 1, including, but not limited to Easements for Ingress and Egress, Automobile Parking, Pedestrian Uses, Construction, Installation, Operation and Maintenance of separate and common Utility Lines, Structure Support and Signs, all as granted in that certain Document entitled, “Reciprocal Easement of Operation Agreement”, executed by The Westcor Company II, Limited Partnership, an Arizona limited partnership and Toys “R” Us, a Delaware corporation, recorded as 1991-0330928, of Official Records, over the following described property:

That part of the North half of Section 36, Township 1 North, Range 6 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the Northeast corner of said Section 36, being a Maricopa County Highway Department brass cap in a handhole at the intersection of the monument lines of Southern Avenue and Power Road;

THENCE South 00 degrees 00 minutes 42 seconds East, (basis of bearing), along the East line of said Section 36, the East quarter corner of said Section 36, being marked by a chiseled “+” in the center of a concrete median, a distance of 1305.37 (record and measured), to a brass cap in a handhole at the intersection of said East line of Section 36 and the monument line of Hampton Avenue;

THENCE South 89 degrees 59 minutes 18 seconds West, (record and measured), perpendicular to said East line of Section 36, a distance of 67.42 feet to the West right-of-way line of said Power Road, as described in Document No. 1985-0387427, records of Maricopa County, Arizona;

THENCE South 02 degrees 49 minutes 25 seconds West, (record South 02 degrees 50 minutes 29 seconds West), along said West right-of-way line of Power Road, a distance of 63.63 feet to the POINT OF BEGINNING;

THENCE continuing South 02 degrees 49 minutes 25 seconds West, (record South 02 degrees 50 minutes 29 seconds West), along said West right-of-way line of Power Road, a distance of 388.58 feet;

THENCE North 87 degrees 09 minutes 59 seconds West, a distance of 391.36 feet;

THENCE continuing South 02 degrees 49 minutes 25 seconds West, (record South 02 degrees 50 minutes 29 seconds West), parallel to said West right-of-way line of Power Road, a distance of 373.64 feet;

THENCE North 44 degrees 39 minutes 05 seconds East, (record and measured), a distance of 21.75 feet;

THENCE North 89 degrees 59 minutes 18 seconds East, (record and measured), a distance of 357.32 feet;

THENCE South 43 degrees 35 minutes 07 seconds East, (record and measured), a distance of 27.57 feet to the POINT OF BEGINNING.

PARCEL NO. 3:

Those certain rights granted in Document entitled “Agreement Respecting Easements and Restrictions”, dated December 3, 1990 by and between East Mesa Associates, an Arizona partnership; East Mesa Land Partnership, an Arizona partnership and The Westcor Company II, Limited Partnership, an Arizona limited partnership, recorded January 3, 1991 as 1991-001929, of Official Records.

LEGAL DESCRIPTION

TRU #

AZ-5679

CTIC-NY-CSU #

1209-04053

PARCEL NO. 1:

That portion of the Southeast quarter of Section 35, Township 4 North, Range 1 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

Commencing at the Southeast corner of said Section 35, the South quarter corner of which bears West, 2641.53 feet, as recorded on the Amended Map of Dedication and Grant of Easements in Book 349 of Maps, page 43, Maricopa County records;

Thence West along the South line of said Section 35, also the centerline of Bell Road, a distance of 116.31 feet;

Thence North, 76.50 feet to a point on the North right of way of said Bell Road;

Thence West along said right of way, a distance of 145.04 feet;

Thence North 88 degrees 51 minutes 33 seconds West along said right of way, a distance of 60.37 feet to the True Point of Beginning;

Thence continuing North 88 degrees 51 minutes 33 seconds West along said right of way, a distance of 201.51 feet;

Thence North, 417.02 feet;

Thence East, 11.17 feet;

Thence North, 171.45 feet;

Thence West, 61.50 feet;

Thence South 81 degrees 51 minutes 40 seconds West, 99.67 feet;

Thence South, 18.93 feet;

Thence West, 76.50 feet;

Thence North, 27.49 feet to a point on a nontangent curve left having a radial bearing of North 31 degrees 56 minutes 11 seconds West;

Thence along said curve left having a radius of 1048.03 feet, a central angle of 13 degrees 02 minutes 01 seconds, an arc distance of 238.40 feet to a point on the curve;

Thence North 86 degrees 01 minutes 41 seconds East, 46.04 feet;

Thence South 48 degrees 58 minutes 19 seconds East, 103.07 feet to a point of curvature left;

Thence along said curve left having a radius of 290.58 feet, a central angle of 32 degrees 58 minutes 14 seconds, an arc distance of 167,22 feet to a point on the curve;

Thence South, 320.99 feet;

Thence West, 33.03 feet;

Thence South, 95.88 feet;

Thence West, 95.47 feet;

Thence South, 108.00 feet;

Thence East, 95.47 feet;

Thence South, 77.03 feet to the True Point of Beginning.

PARCEL NO. 2:

Together with the benefits, if any, contained in the following:

Easements appurtenant to Parcel No. 1, as set forth in that certain Agreement Respecting Easements and Restrictions, recorded in Document No. 92-361406.

PARCEL NO. 3:

Together with the benefits, if any, contained in the following:

Easements appurtenant to Parcel No. 1, as set forth in that certain Reciprocal Easement Agreement, recorded in Document No. 95-046959, First Amendment recorded in Document No. 96-719911, Second Amendment recorded in Document No. 97-085855 and Third Amendment recorded In Document No. 98665063.

PARCEL NO. 4:

Together with the benefits, if any, contained in the following:

Easement appurtenant to Parcel No. 1, as set forth in that certain Reciprocal Easement Agreement and Operation Agreement, recorded in Document No. 98-568415 and Assignment and Assumption Agreement recorded in Document No. 98-568416.

LEGAL DESCRIPTION

TRU #

AZ-5694

CTIC-NY-CSU #

1209-04053

PARCEL NO. 1:

All that portion of the Northeast Quarter of the Northeast Quarter of Section 23, Township 13 South, Range 13 East, Gila and Salt River Base and Meridian, Pima County, Arizona, more particularly described as follows:

BEGINNING at the Southwest corner of that certain parcel of land described in Deed to Edward Dolgin and Rina Dolgin, husband and wife, recorded in the office of the Pima County Recorder, Arizona, in Docket 1094 at page 418;

THENCE South 00 degrees 46 minutes 53 seconds West (record), South 00 degrees 16 minutes 55 seconds West (measured), a distance of I7.98 feet;

THENCE North 89 degrees 45 minutes 33 seconds West (record), North 89 degrees 41 minutes 54 seconds West (measured), a distance of 0.41 feet;

THENCE North 89 degrees 45 minutes 33 seconds West (record), North 89 degrees 41 minutes 54 seconds West (measured), along the Southeast line of Lot I of Tucson Auto Mall as recorded in Book 40 at page 14 of Maps and Plats in the office of the Pima County Recorder, Arizona, a distance of 189.00 feet;

THENCE South 00 degrees 14 minutes 27 seconds West (record), South 00 degrees 15 minutes 35 seconds West (measured), along the Southeast line of said Lot 1, a distance of 16.49 feet to the True Point of Beginning;

THENCE from the True Point of Beginning, North 89 degrees 29 minutes 19 seconds East, a distance of 302.19 feet;

THENCE South 00 degrees 30 minutes 41 seconds East, a distance of 5.79 feet; THENCE North 89 degrees 29 minutes 19 seconds East, a distance of 285.99 feet; THENCE South 00 degrees 30 minutes 41 seconds East, a distance of 18.00 feet;

THENCE North 89 degrees 29 minutes 19 seconds East, a distance of 41.96 feet to the West right of way line of Oracle Road;

THENCE South (record), North 00 degrees 30 minutes 41 seconds East (measured), along said West right of way line, a distance of 112.07 feet to the Northeast corner of Parcel II as described in instrument recorded in Docket 7824, page 1076, Pima County Records;

THENCE North 89 degrees 37 minutes 00 seconds West (record), North 89 degrees 42 minutes 45 seconds West (measured), a distance of 47.22 feet;

THENCE South 00 degrees 23 minutes 00 seconds West (record), South 00 degrees 17 minutes 15 seconds West (measured), a distance of 18.17 feet;

THENCE North 89 degrees 37 minutes 00 seconds West (record), North 89 degrees 42 minutes 45 seconds West (measured), a distance of 59.50 feet (record), 60.09 feet (measured);

THENCE South 00 degrees 23 minutes 00 seconds West (record), South 00 degrees 17 minutes 15 seconds West (measured), a distance of 50.00 feet (record), 50.06 feet (measured);

THENCE North 89 degrees 37 minutes 00 seconds West (record), North 89 degrees 42 minutes 45 seconds West (measured), a distance of 499.59 feet to the beginning of a tangent curve, concave to the Northeast, and having a radius of 25.00 feet;

THENCE Northwesterly, along said tangent curve, through a central angle of 89 degrees 38 minutes 43 seconds (record), 89 degrees 58 minutes 20 seconds (measured), a distance of 39.12 feet (record) 39.26 feet (measured) to the aforementioned Southeast line of Lot 1;

THENCE North 00 degrees 14 minutes 27 seconds East (record), North 00 degrees 15 minutes 35 seconds East (measured), along said Southeast line, a distance of 170.32 feet to the Point of Beginning.

PARCEL NO. 2:

Easements for the purpose of pedestrian and vehicular ingress, egress, passage, delivery and parking as set forth and more particularly described in Reciprocal Easement and Operation Agreement recorded in Docket 11032, Page 733.

LEGAL DESCRIPTION

TRU #

CA-5611

CTIC-NY-CSU #

1209-04053

All that certain real property situated in the County of Riverside, State of California, described as follows:

Parcel A:

That portion of Lot 16 in Block 35 of the Lands of the Riverside Land and Irrigating Company, as shown by Map on file in Book 1 Page 70 of Maps, San Bernardino County Records, described as follows:

Beginning at the most Southerly corner of said Lot;

Thence Northeasterly on the Southeasterly line of said Lot, 231 feet; thence Northwesterly parallel with the Southwesterly line of said Lot, 660.42 feet to the Northwesterly line of said Lot; thence Southwesterly on the Northwesterly line of said Lot, 231 feet to the most Westerly corner of said Lot; thence Southeasterly on the Southwesterly line of said Lot, 660.57 feet to the Point of Beginning.

Excepting therefrom the following described portion:

Beginning at a point on the Southwesterly line of said Lot, 200 feet Northwesterly from the most Southerly corner of said Lot; thence at a right angle Northeasterly 20 feet; thence Northwesterly, parallel with the Southwesterly line of said Lot, 430.56 feet to a point which is perpendicular distance of 30 feet from the Northwesterly line of said Lot; thence at a 45 degree angle Northerly 14.14 feet to a point which is a perpendicular distance of 20 feet from the Northwesterly line of said Lot; thence Northeasterly, parallel with the Northwesterly line of said Lot, 201 feet; thence Northwesterly parallel with the Southwesterly line of Lot, 20 feet to the Northwesterly line of said Lot; thence Southwesterly on the Northwesterly line of said Lot, 231 feet; thence Southwesterly on the Southwesterly line of said Lot, 460.57 feet to the Point of Beginning.

Parcel B:

The non-exclusive reciprocal rights for the passage and parking of motor vehicles and other purposes as created and granted as an appurtenant to Parcel A described above in and by that certain Reciprocal Parking Agreement recorded August 31, 1959 as Instrument No. 75148, of Official Records.

Parcel C:

Grant of Reciprocal Cross Easements recorded April 20, 1979 as Instrument No. 78992, of Official Records.

Assessor’s Parcel Number: 143-170-002-2

LEGAL DESCRIPTION

TRU #

CA-5629

CTIC-NY-CSU #

1209-04053

All that certain real property situated in the County of Los Angeles, State of California, described as follows:

Parcel 1:

Parcel 1 of Parcel Map 16739, in the City of Bell, County of Los Angeles, State of California, as recorded in Book 182, pages 32 and 33 of Parcel Maps, in the Office of the County Recorder of said County. Except therefrom an undivided one half of all mineral rights as to lots 5, 6, 7 and 8 of Block 3 of Tract No. 11453, as per map recorded in Book 207 pages 27 and 28 of maps, as reserved in deeds of record.

Also except therefrom an undivided one half of all mineral rights as to lots 1 through 4 and 7 through 12 of block 4 of Tract No. 11453, as per map recorded in Book 207 pages 27 and 28 of maps, as reserved in deeds of record.

Also except all mineral rights as to lots 5 and 6 of block 4 of Tract No. 11453, as per map recorded in Book 207 pages 27 and 28 of maps, as reserved in deeds of record.

Parcel 2:

An easement appurtenant to Parcel 1 above (the dominant tenement), upon and across the servient tenement described hereinafter, to erect and maintain a pylon sign advertising a Toys “R” Us store or other entity on the dominant tenement located at a point and erected to a height visible to northbound and southbound traffic on the Long Beach Freeway as may be reasonably determined by the owner of the dominant tenement, including incidental rights to enter on the servient tenement for installation, maintenance, repair and replacement of said sign.

The servient tenement is legally described as:

Those portions of lots 281 and 282 of lot “D”, Tract 180 partly in the City of Bell and partly in the City of Bell Gardens, County of Los Angeles, State of California, as per map recorded in Book 13, page 198 of maps, in the Office of the County Recorder of said County, described as follows:

Beginning at the southwesterly corner of said lot 281; thence South 7° 6’ 11” West along the Southerly prolongation of the Westerly line of said lot 281, a distance of 10.00 feet of the Southeasterly corner of that certain parcel of land conveyed to the State of California, by deed recorded January 14, 1955, in Book 46644, Page 239, of Official Records, in said Recorder’s office; thence North 82° 53’ 49” West, along the Southerly line of said certain parcel, 6.36 feet;

thence North 21° 56’ 02” East 136.31 feet to a point in a curve concave Southeasterly and having a radius of 211.39 feet; thence from a tangent bearing North 29° 52’ 37” East, Northeasterly along said curve, through an angle of 13° 15’ 35” an arc distance of 48.92 feet to a point in the Easterly line of the Westerly 52.50 feet of said lot 281; thence South 7° 6’ 11” West along said Easterly line, 164.30 feet to the Southeasterly corner of the said Westerly line, 164.30 feet to the Southeasterly corner of the said Westerly 52.50 feet; thence North 82° 53’ 49” West along the Southerly line of said lot 281, a distance of 52.50 feet to the point of beginning.

Parcel 3:

Easements, as said easements are more particularly set forth in that certain “Reciprocal Easement Agreement” recorded December 14, 1984 as Instrument No. 84-1451475, Official Records and re-recorded February 28, 1985 as Instrument no. 85-230354, Official Records, with further reference made to Instrument No. 85-412744, Official Records, recorded April 12, 1985, said easements shown and delineated upon the map of Parcel Map No. 16739, filed in Book 185, Pages 32 and 33 of Parcel Maps, upon and subject to all of the terms, covenants, conditions and provisions therein contained.

Parcel 4:

Easements, as said easements are more particularly set forth in that certain “Grant of Reciprocal Easements” recorded March 4, 2004 as Instrument No. 04-0513928, Official Records, upon and subject to all of the terms, covenants, conditions and provisions therein contained.

Parcel 5:

Easements, as said easements are more particularly set forth in that certain “Resolution No. 86-19” recorded May 21, 1986 as Instrument No. 86634274, Official Records, upon and subject to all of the terms, covenants, conditions and provisions therein contained.

Assessor’s Parcel Number: 6328-015-054

LEGAL DESCRIPTION

TRU #

CA-5649

CTIC-NY-CSU #

1209-04053

All that certain real property situated in the County of Riverside, State of California, described as follows:

Parcel A:

Parcel 2 of Parcel Map No. 26753, in the City of Murrieta, County of Riverside, State of California, as shown by Map recorded in Book 186, Pages 6 through 8 inclusive of Parcel Maps, in the Office of the County Recorder of said County.

Parcel B:

Those certain non-exclusive easements for ingress, egress, passage, delivery, parking, and installation, construction, repair and maintenance of utilities as set forth in “Reciprocal Easement and Operation Agreement recorded September 6, 1991 as Instrument No. 1991-309862 of Official Records and as amended by “Amended and Restated Reciprocal Easement and Operation Agreement” recorded December 13, 1993 as Instrument No. 1993-495410 of Official Records.

Assessor’s Parcel Number: 912-020-003-1

LEGAL DESCRIPTION

TRU #

CA-5659

CTIC-NY-CSU #

1209-04053

All that certain real property situated in the County of Orange, State of California, described as follows:

Parcel A:

Parcel 12 of Parcel Map 93-144, in the City of Mission Viejo, County of Orange, State of California, as per map filed in Book 280, Pages 14 to 23 of Parcel Maps, in the Office of the County Recorder of said County.

Excepting therefrom all previously unreserved minerals, oil, gas, petroleum, other hydrocarbon substances and all underground water in or under or which may be produced from said property which underlies a plane parallel to and five hundred feet (500’) below the present surface of said property for the purpose of prospecting for, the exploration, development, production, extraction and taking of said minerals, oil, gas, petroleum, other hydrocarbon substances and water from said property but without the right to enter upon the surface or any portion thereof above said plane parallel to and five hundred feet (500’) below the present surface of the said property for any purpose whatsoever, as reserved by Mission Viejo Co. in deed recorded December 22, 1993 as Instrument No. 93-0890315 of Official Records.

Parcel B:

Non-exclusive easements and rights-of-way for access, ingress, egress, maintenance, repair, and for other purposes all as described in (i) the Declaration of Covenants, Conditions and Restrictions and Reservations of Easements for Mission Viejo Freeway Center recorded on December 2, 1993 as Instrument No. 93-0837939, (ii) the Declaration of Restrictions and Covenants recorded on December 2, 1993 as Instrument No. 93-0837940, and (iii) the Amended and Restated Declaration of Covenants, Conditions and Restrictions and Reservation of Easements recorded on December 2, 1993 as Instrument No. 93-0837938, all in Official Records of Orange County, California as modified by those Instrument recorded January 11, 1994 as Instrument No. 94-023664, Official Records and August 25, 1994 as Instrument No. 94-0523047, Official Records

Assessor’s Parcel Number: 784-661-06

LEGAL DESCRIPTION

TRU #

CA-5675

CTIC-NY-CSU #

1209-04053

DESCRIPTION: THE LAND REFERRED TO HEREIN IS SITUATED IN THE COUNTY OF VENTURA, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL “A”:

LOT 3 OF TRACT 4983, IN THE CITY OF OXNARD, COUNTY OF VENTURA, STATE OF CALIFORNIA, AS PER MAP THEREOF RECORDED IN BOOK 127, PAGE 75 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT AN UNDIVIDED 3/4THS INTEREST IN AND TO THE OIL, MINERAL AND PETROLEUM SUBSTANCES LYING IN, ON OR UNDER SAID LAND, AS RESERVED BY DOMINICK MCGRATH ESTATE COMPANY, IN DEED RECORDED JUNE 11, 1948 IN BOOK 829, PAGE 321 OF OFFICIAL RECORDS.

ALSO EXCEPT AN UNDIVIDED 1/8TH INTEREST IN AND TO ALL OF THE OIL, MINERAL AND PETROLEUM SUBSTANCES LYING ON OR UNDER SAID LAND, AS GRANTED TO JOHN FRANCIS MCGRATH, ET AL., IN DEED RECORDED JANUARY 5, 1951 AS DOCUMENT NO. 251, IN BOOK 972, PAGE 484 OF OFFICIAL RECORDS.

ALSO EXCEPT ALL INTEREST IN AND TO THE OIL, MINERAL AND PETROLEUM SUBSTANCES LYING IN, ON OR UNDER A PORTION OF SAID LAND, AS EXCEPTED IN THE DEED FROM DOMINICK MCGRATH ESTATE COMPANY, A CORPORATION, RECORDED JUNE 11, 1948 IN BOOK 829, PAGE 321; RECORDED JUNE 15, 1948 IN BOOK 831, PAGE 44; RECORDED NOVEMBER 8, 1951 IN BOOK 1032 PAGE 321 AND RECORDED JUNE 15, SEPTEMBER 11, 1952 IN BOOK 1156, PAGE 415, ALL OF OFFICIAL RECORDS OF SAID COUNTY.

ALSO EXCEPT ALL OIL, GAS, HYDROCARBON SUBSTANCES AND OTHER MINERAL AND FISSIONABLE SUBSTANCES, BUT WITHOUT THE RIGHT OF ENTRY UPON THE SURFACE OF SAID LAND, OR TO A DEPTH OF FIVE HUNDRED FEET (500’) BELOW THE SURFACE THEREOF, FOR THE PURPOSE OF EXPLORING FOR, DRILLING, BORING, MARKETING OR REMOVING SUCH SUBSTANCES, INCLUDING, BUT NOT LIMITED TO THE RIGHT TO PRODUCE AND TAKE SUCH SUBSTANCES BY MEANS OF WELLS LOCATED ON OTHER LANDS DIRECTIONALLY DRILLED FROM SAID OTHER LANDS INTO OR THROUGH SAID LAND ABOVE BELOW A DEPTH OF FIVE HUNDRED FEET (500’) FROM THE SURFACE OF SAID LAND, AS PROVIDED IN THEDOCUMENT RECORDED OCTOBER 20, 1994 AS INSTRUMENT NO. 94-171421 OF OFFICIAL RECORDS OF SAID COUNTY.

PARCEL “B”:

ALL OF THOSE CERTAIN EASEMENTS SET FORTH IN ITEM 4 OF DOCUMENT ENTITLED, “AMENDMENT AND RESTATEMENT OF EASEMENTS WITH COVENANTS AND RESTRICTIONS AFFECTING LAND (RESTATES E.C.R.”), RECORDED AUGUST 15, 1996, AS INSTRUMENT NO. 96-111789 OF OFFICIAL RECORDS, WHICH ARE APPURTENANT TO PARCEL A ABOVE.

LEGAL DESCRIPTION

TRU #

CA-5677

CTIC-NY-CSU #

1209-04053

DESCRIPTION: THE LAND REFERRED TO HEREIN IS SITUATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL A:

LOT 19 OF TRACT NO. 52166, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1225 PAGES 55 THROUGH 62 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL B:

TOGETHER WITH THE BENEFITS OF THAT CERTAIN DECLARATION AND AGREEMENT ESTABLISHING COVENANTS, CONDITIONS AND RESTRICTIONS AND GRANTS OF EASEMENTS RECORDED

SEPTEMBER 17, 1997 IN INSTRUMENT NO. 97-1434459 AND AMENDED BY FIRST AMENDMENT TO DECLARATION AND AGREEMENT ESTABLISHING CONVENANTS, CONDITIONS AND RESTRICTIONS

AND GRANTS OF EASEMENTS RECORDED DECEMBER 23, 1998 IN INSTRUMENT NO. 98-2319870, SUBJECT TO AND UPON TERMS, CONDITIONS, PROVISIONS AND LIMITATIONS THEREIN.

LEGAL DESCRIPTION

TRU #

CA-5809

CTIC-NY-CSU #

1209-04053

PARCEL NO. 1:

ALL OF PARCEL 1 AS SHOWN ON THE MAP FILED IN BOOK 36 OF PARCEL MAPS, PAGE 1, STANISLAUS COUNTY RECORDS AND LYING IN A PORTION OF THE NORTHWEST QUARTER OF SECTION 13, TOWNSHIP 3 SOUTH, RANGE 8 EAST, MOUNT DIABLO BASE AND MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHERLY CORNER OF SAID PARCEL 1; THENCE SOUTH 43° 30’ 30” EAST, ALONG THE NORTHEASTERLY LINE OF SAID PARCEL 1, DISTANCE OF 399.91 FEET TO THE EASTERLY CORNER OF SAID PARCEL 1; THENCE ALONG THE SOUTHEASTERLY LINE OF THE SAID PARCEL 1, THE FOLLOWING THREE (3) COURSES; 1) SOUTH 46° 27’ 03” WEST, 212.86 FEET; 2) SOUTH 48° 50’ 12” WEST, 120.10 FEET; 3) SOUTH 46° 27’ 03” WEST, 114.99 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTH HAVING A RADIUS OF 15.00 FEET; THENCE 23.57 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 90° 02’ 27”; THENCE NORTH 43° 30’ 30” WEST ALONG THE SOUTHWESTERLY LINE OF SAID PARCEL 1, A DISTANCE OF 380.06 FEET TO THE WESTERLY CORNER OF SAID PARCEL 1; THENCE NORTH 46° 28’ 12” EAST ALONG THE NORTHWESTERLY LINE OF SAID PARCEL 1, A DISTANCE OF 462.86 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL DEPOSITS OF MINERALS, INCLUDING OIL AND GAS LYING BELOW A DEPTH OF 500 FEET, WITHOUT HOWEVER, THE RIGHT TO DRILL OR MINE THROUGH THE SURFACE THEREOF, AS RESERVED BY THE STATE OF CALIFORNIA IN DEED RECORDED JANUARY 7, 1972 IN BOOK 2443 PAGE 828 OF OFFICIAL RECORDS, DOCUMENT NO. 692.

PARCEL NO. 2:

A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS AS CONTAINED IN THAT CERTAIN RECIPROCAL EASEMENT AGREEMENT DATED MAY 1, 1985, RECORDED IN BOOK 044, PAGE 1160, AS INSTRUMENT NO. 50315, OVER THE FOLLOWING DESCRIBED PROPERTY:

PARCEL 1 AS SHOWN ON THAT CERTAIN PARCEL MAP FILED FOR RECORD ON MARCH 28, 1978 IN BOOK 26 OF PARCEL MAPS, PAGE 103, STANISLAUS COUNTY RECORDS, AND BEING A PORTION OF THE NORTHWEST 1/4 OF SECTION 13, TOWNSHIP 3 SOUTH, RANGE 8 EAST, MOUNT DIABLO BASE AND MERIDIAN, IN THE COUNTY OF STANISLAUS, STATE OF CALIFORNIA.

AS SUPPLEMENTED BY THAT CERTAIN INSTRUMENT DATED JULY 15, 1985 IN BOOK 056 OF OFFICIAL RECORDS, PAGE 1996, AS INSTRUMENT NO. 002684.

APN: 005-037-026

LEGAL DESCRIPTION

TRU #

CA-9566

CTIC-NY-CSU #

1209-04053

All that certain real property situated in the City of Dublin, County of Alameda, State of California, described as follows:

PARCEL ONE:

Parcel 8, Parcel Map 7323 filed February 10, 1998, Book 234 of Parcel Maps, Page 45, Alameda County Records.

PARCEL TWO:

Non-exclusive easements for private ingress and egress, appurtenant to Parcel One, hereinabove described, over those portions of Parcels 1, 2 and 4, Parcel Map 7116, filed October 1, 1997, Book 232 of Parcel Maps, Page 53, Alameda County Records, designated as “E.V.A.E., P.I.E.E. & S.S.E.” on said Parcel Map 7116.

PARCEL THREE:

Non-exclusive easements for private ingress and egress, appurtenant to Parcel One, hereinabove described, over those portions of Parcels 1, 2, 7, 9 and 10, Parcel Map 7223, filed February 10, 1998, Book 234, of Parcel Maps, Page 45, Alameda County Records, designated as “E.V.A.E., P.I.E.E., S.S.E. & W.L.E.” on said Parcel Map 7223.

PARCEL FOUR:

Non-exclusive easements for ingress, egress, access, drive use, parking, loading, and unloading of commercial and other vehicles, installation and maintenance of signs and incidental purposes, for invitees, licensees, tenants and employees of all business, occupants and owners of the building and or land, to pass over and through, and use the Common Area in the Project, including but not limited to the right to use driveways, roadways, walkways, parking spaces and other facilities constituting the Common Area, together with a non-exclusive easement to install, maintain, repair, remove and replace common utility facilities within and upon the Common Area of the shopping center and such other uses as are set forth and described in that certain Declaration of Covenants, Conditions and Restrictions and Grant of Easements for Hacienda Crossing, dated October 1, 1997 and recorded on October 2, 1997, as Document No. 97258593, Alameda County Records, as modified by First Amendment to Declaration of Covenants, Conditions and Restrictions and Grant of Easements for Hacienda Crossing, recorded January 3 1998, Series No. 98-4486, Official Records, as further modified by First Supplemental Declaration to Declaration of Covenants, Conditions and Restrictions and Grant of Easements for Hacienda Crossing, recorded February 13, 1998, Series No. 98-55872, Official Records, as further modified by

Second Supplemental Declaration of Covenants, Conditions and Restrictions and Grant of Easements for Hacienda Crossing, recorded February 13, 1998, Series No. 98-55873, Official Records, as further modified by Third Supplemental Declaration of Covenants, Conditions and Restrictions and Grant of Easements for Hacienda Crossing, recorded April 3, 1998, Series No. 98-113765, Official Records, as further modified by Fourth Supplemental Declaration of Covenants, Conditions and Restrictions and Grant of Easements for Hacienda Crossing, recorded October 13, 1998, Series No. 98-354001, Official Records and as further modified by Second Amendment to Declaration of Covenants, Conditions and Restrictions and Grant of Easements for Hacienda Crossing, recorded December 20, 1999, Series No. 99-448541, Official Records.

The benefits, if any, of the Declaration, and any amendments or modifications thereto, recorded October 2, 1997, Instrument No. 97-258593.

Commonly known as: 4990 Dublin Boulevard

APN: 986-0008-011

PARCEL FIVE:

The benefits, if any, of the Declaration, and any amendments or modifications thereto, recorded June 18, 1997, Instrument No. 97-149520.

PARCEL SIX:

The benefits, if any, of the Declaration, and any amendments or modifications thereto, recorded February 13, 1998, Instrument No. 98-55871.

LEGAL DESCRIPTION

TRU #

CA-9573

CTIC-NY-CSU #

1209-04053

THE LAND REFERRED TO IN THIS PRO-FORMA IS SITUATED IN THE COUNTY OF STANISLAUS, STATE OF CALIFORNIA, AND IS MORE PARTICULARLY DESCRIBED IN SCHEDULE A - DESCRIPTION ATTACHED HERETO.

PARCEL NO. 1:

PARCEL 3 IN THE CITY OF MODESTO, COUNTY OF STANISLAUS, STATE OF CALIFORNIA, AS SHOWN ON THAT CERTAIN PARCEL MAP FILED MAY 17, 1984 IN VOLUME 35 OF PARCEL MAPS, AT PAGE 26, STANISLAUS COUNTY RECORDS, AND BEING A PORTION OF PARCELS 2 AND 4 OF 33 PM 76 IN SECTION 11, TOWNSHIP 3 SOUTH, RANGE 8 EAST, MOUNT DIABLO BASE AND MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EASTERLY RIGHT OF WAY LINE OF SULLIVAN COURT, SAID POINT ALSO BEING THE MOST NORTHWESTERLY CORNER OF SAID PARCEL 3 (35 PM 26); THENCE ALONG THE EXTERIOR LIEN OF SAID PARCEL 3 (5 PM 26) SOUTH 89 DEGREES 34’ 48” EAST 491.45 FEET; THENCE SOUTH 14 DEGREES 43’ 50” WEST 420.13 FEET; THENCE SOUTH 41 DEGREES 41’ 48” WEST 375.76 FEET TO A POINT ON THE NORTHEASTERLY LINE OF SISK ROAD, THENCE ALONG THE NORTHEASTERLY LINE OF SISK ROAD NORTH 48 DEGREES 21’ 08” WEST 150.17 FEET TO A POINT ON A 3958.00 FOOT RADIUS CURVE WHOSE CENTER BEARS NORTH 41 DEGREES 40’ 21” EAST; THENCE ALONG SAID 3958.00 FOOT RADIUS CURVE TO THE NORTHWEST THROUGH A CENTRAL ANGLE OF 00 DEGREES 26’ 23” AN ARC LENGTH OF 30.38 FEET; THENCE NORTH 41 DEGREES 40’ 09” EAST 164.34 FEET; THENCE NORTH 48 DEGREES 19’ 51” WEST 149.00 FEET; THENCE, SOUTH 41 DEGREES 40’ 09” WEST 160.38 FEET TO A POINT ON THE NORTHEASTERLY LINE OF SISK ROAD SAID POINT ALSO BEING A POINT ON A 3958.00 FOOT RADIUS CURVE WHOSE CENTER BEARS NORTH 44 DEGREES 16’ 13” EAST; THENCE ALONG THE ARC OF SAID 3958.00 FOOT RADIUS CURVE TO THE NORTHWEST THROUGH A CENTRAL ANGLE OF 00 DEGREES 28’ 37” AN ARC LENGTH OF 32.95 FEET; THENCE NORTH 41 DEGREES 40’ 09” EAST 185.71 FEET; THENCE SOUTH 48 DEGREES 19’ 51” EAST 32.91 FEET; THENCE NORTH 41 DEGREES 40’ 09” EAST 404.74 FEET; THENCE NORTH

89 DEGREES 34’ 48” WEST 284.28 FEET TO A POINT ON THE EASTERLY RIGHT OF WAY LINE OF SULLIVAN COURT SAID POINT ALSO BEING A POINT ON A 50.00 FOOT RADIUS CURVE WHOSE CENTER BEARS SOUTH 77 DEGREES 24’ 59” EAST; THENCE ALONG THE ARC OF SAID 50.00 FOOT RADIUS CURVE TO THE NORTH THROUGH A CENTRAL ANGLE OF 27 DEGREES 47’ 09” AN ARC LENGTH OF 24.25 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM, PARCEL 5 AS SHOWN ON THE PARCEL MAP FILED FEBRUARY 16, 1983 IN BOOK 33 OF PARCEL MAPS, AT PAGE 76, STANISLAUS COUNTY RECORDS.

BEING THE SAME REAL ESTATE CONVEYED BY METROPOLITAN LIFE INSURANCE COMPANY TO HENDON/DDRC/BP, LLC BY GRANT DEED DATED DECEMBER 29, 1997, FILED JANUARY 27, 1998, AS DOCUMENT NO. 98-0007001-00.

SUBJECT TO EASEMENTS, RIGHTS, PRIVILEGES, TERMS, CONDITIONS AND PROVISIONS RECORDED FEBRUARY 16, 1983 IN VOLUME 3643 OF OFFICIAL RECORDS, AT PAGE 790, INSTRUMENT NQ, 43116, AND.ALL AMENDMENTS THERETO.

PARCEL NO. 2:

NON-EXCLUSIVE EASEMENTS OVER THOSE PORTIONS OF PARCELS 1, 2, 3 AND 5 AS SHOWN ON THE PARCEL MAP FILED FEBRUARY 16, 1983 IN BOOK 33 OF PARCEL MAPS, AT PAGE 76, STANISLAUS COUNTY RECORDS AS DESCRIBED AND SET FORTH IN DECLARATION OF EASEMENTS AND COVENANTS DATED FEBRUARY 16, 1983 BY AND BETWEEN THE GEMTEL PARTNERSHIP, A CALIFORNIA GENERAL PARTNERSHIP AND BEST PRODUCTS CO., INC., A VIRGINIA CORPORATION, RECORDED FEBRUARY 16, 1983 IN BOOK 3643 OF OFFICIAL RECORDS, AT PAGE 790, AS AMENDED BY INSTRUMENTS RECORDED MAY 17, 1984 IN BOOK 3808 OF OFFICIAL RECORDS, PAGE 416, RECORDED APRIL 30, 1985 IN VOLUME 44 OF OFFICIAL RECORDS, AT PAGE 0602, RECORDED SEPTEMBER 17, 1993, AS INSTRUMENT NO. 93-0096320-00, AND RECORDED OCTOBER 12, 1995, AS INSTRUMENT NO. 95-0082654-00, STANISLAUS COUNTY RECORDS.

PARCEL NO. 3:

BENEFITS, IF ANY, CONTAINED IN THE DECLARATION OF RESTRICTION, AS CONTAINED IN DECLARATION RECORDED: DECEMBER 9, 1975, VOL. 2752 PAGE 217.

LEGAL DESCRIPTION

TRU #

CA-9581

CTIC-NY-CSU #

1209-04053

PARCEL A:

THE LAND REFERRED TO IN THIS POLICY IS SITUATED IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

LOTS 1 AND 2 AND A PORTION OF LOTS 3 AND 4 OF VISTA TRACT 2-016, MAP 13048, IN THE CITY OF VISTA, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, SAID MAP BEING FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAID SAN DIEGO COUNTY ON AUGUST 19, 1993, AS FILE NO. 93-543458 OF O.R., MORE FULLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST SOUTHEASTERLY CORNER OF LOT 3 OF SAID MAP 13048, SAID POINT BEING A POINT OF THE SOUTHERLY BOUNDARY OF SAID MAP 13048 AND A POINT ON A CURVE CONCAVE NORTHERLY AND HAVING A RADIUS OF 954.00 FEET; A RADIAL LINE FROM SAID POINT BEARS NORTH 00°33’56” EAST; THENCE ALONG SAID SOUTHERLY BOUNDARY.

1. WESTERLY 220.72 FEET;

THROUGH A CENTRAL ANGLE OF 13°15’23” TO THE TRUE POINT OF BEGINNING; A RADIAL LINE TO SAID POINT BEARS SOUTH 13°49’19” WEST; THENCE CONTINUING ALONG SAID 954.00 FOOT RADIUS CURVE

2. WESTERLY 92.50 FEET;

THROUGH A CENTRAL ANGLE OF 05°33’19”; THENCE CONTINUING ALONG SAID SOUTHERLY BOUNDARY

3. NORTH 70°37’22” WEST 227.16 FEET;

TO THE BEGINNING OF A TANGENT CURVE CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 20.00 FEET; THENCE ALONG SAID CURVE

4. NORTHERLY AND WESTERLY 23.31 FEET;

THROUGH A CENTRAL ANGLE OF 66°46’08”; THENCE ALONG THE WESTERLY BOUNDARY OF SAID LOT 2

5. NORTH 03°51’21” WEST 115.89 FEET;

THENCE CONTINUING ALONG THE WESTERLY BOUNDARY OF SAID LOTS 1 AND 2

6. NORTH 00 02’ 30” WEST 265.39 FEET;

TO THE BEGINNING OF A TANGENT CURVE CONCAVE SOUTHEASTERNLY HAVING A RADIUS OF 25.00 FEET; THENCE ALONG SAID CURVE

7. NORTHERLY AND EASTERLY 39.31 FEET;

THROUGH A CENTRAL ANGLE 0 F 90 06’ 05”; THENCE ALONG THE NORTHERLY BOUNDARY OF SAID LOTS 1 AND 4

8. SOUTH 89 56’ 35” EAST 389.87 FEET; THENCE CONTINUING ALONG SAID NORTHERLY BOUNDARY

9. NORTH 37 59’ 35” EAST 99.62 FEET; THENCE ALONG THE NORTHEASTERLY BOUNDARY OF SAID LOT 4

10. SOUTH 52 00’ 28” EAST 84.36 FEET THENCE ALONG THE EASTERLY BOUNDARY OF SAID LOT 4

11. SOUTH 00 00’ 00” WEST 98.20 FEET; THENCE DEPARTING FROM SAID EASTERLY BOUNDARY

12. SOUTH 85 24’ 12” WEST 136.07 FEET; THENCE

13. SOUTH 02 11’ 15” EAST 53.36 FEET; THENCE

14. SOUTH 87 48’ 45” WEST 100.00 FEET; THENCE

15. SOUTH 02 11’ 15” EAST 182.61 FEET; THENCE

16. NORTH 87 48’ 45” EAST 8.06; THENCE

17. SOUTH 00 00’ 00” WEST 203.11 FEET MORE OR LESS, TO THE POINT OF BEGINNING.

TOGETHER WITH GRANTOR’S RIGHT, TITLE AND INTEREST IN AND TO ALL EASEMENTS, PRIVILEGES AND RIGHTS APPURTENANT

TO THE REAL PROPERTY AND PERTAINING OR HELD AND ENJOYED IN CONNECTION THEREWITH AND ALL OF GRANTOR’S RIGHT, TITLE AND INTEREST IN AND TO ANY LAND LYING IN THE BED OF ANY STREET, ALLEY, ROAD OR AVENUE TO THE CENTERLINE THEREOF IN FRONT OF, OR ADJOINING THE LAND.

PARCEL B:

BENEFITS, IF ANY, CONTAINED IN THE AGREEMENT TO WHICH REFERENCE IS HEREBY MADE FOR FULL PARTICULARS DATED: OCTOBER 7, 1988, BY AND BETWEEN NORTH COUNTY PLAZA, A CALIFORNIA LIMITED PARTNERSHIP AND F. LATIMAR GOULD REGARDING GRANT OF EASEMENT RECORDED OCTOBER 12, 1988 AS FILE NO. 88-519971, OF OFFICIAL RECORDS.

PARCEL C:

BENEFITS, IF ANY, CONTAINED IN THE EASEMENT AFFECTING SAID LAND FOR THE PURPOSES STATED HEREIN AND INCIDENTAL PURPOSES FOR: PARKING AND COMMON AREA MAINTENANCE AND REPAIRS, UTILITY SERVICE, LANDSCAPING, SIGNAGE, AND ACCESS. RECORDED JANUARY 8, 1991 AS FILE NO. 1991-009236, OF OFFICIAL RECORDS.

PARCEL D:

BENEFITS, IF ANY, CONTAINED IN THE COVENANTS, CONDITIONS AND RESTRICTIONS IN AN INSTRUMENT RECORDED MARCH 29, 1993 AS FILE NO. 1993-0190782 OF OFFICIAL RECORDS BUT OMITTING ANY COVENANT, CONDITIONS AND RESTRICTION, IF ANY, BASED ON RACE, COLOR, RELIGION, SEX, HANDICAP, FAMILIAL STATUS, OR NATIONAL ORIGIN, SEXUAL ORIENTATION, MARITAL STATUS, ANCESTRY, DISABILITY OR SOURCE OF INCOME UNLESS AND ONLY TO THE EXTENT THAT THE COVENANT, CONFITIONS AND RESTRICTION (A) IS EXEMPT UNDER TITLE 42 OF THE UNITED STATES CODE, OR (B) RELATES TO HANDICAP, BUT DOES NOT DISCRIMINATE AGAINST HANDICAPPED PERSONS.

PARCEL E:

BENEFITS, IF ANY, CONTAINED IN THE AGREEMENT TO WHICH REFERENCE IS HEREBY MADE FOR FULL PARTICULARS DATED AUGUST 18, 1994, BY AND BETWEEN NORTH COUNTY SQUARE, A CALIFORNIA LIMITED PARTNERHSIP AND WILLIAM J. HALLORAN AND COLLEEN B. HALLORAN, REGARDING: AGREEMENT REGARDING WETLANDS ENHANCEMENT, RECORDED: SEPTEMBER 14, 1994 AS FILE NO. 1994-0510593, OF OFFICIAL RECORDS.

PARCEL F:

BENEFITS, IF ANY, CONTAINED IN THE COVENANTS CONDITIONS, RESTRICTIONS AND RECIPROCAL. EASEMENTS IN AN INSTRUMENT RECORDED JANUARY 25, 1995 AS FILE NO. 1995-0035402 OF OFFICIAL RECORDS BUT OMITTING ANY CONVENANT, CONDITIONS AND RESTRICTION, IF ANY, BASED ON RACE, COLOR, RELIGION, SEX, HANDICAP, FAMILIAL STATUS, ORNATIONAL ORIGIN, SEXUAL ORIENTATION, MARITAL STATUS, ANCESTRY, DISABILITY OR SOURCE OF INCOME UNLESS AND ONLY TO THE EXTENT THAT THE COVENANT, CONDITIONS AND RESTRICTION (A) IS EXEMPT UNDER TITLE 42 OF THE UNITED STATES CODE, OR (B) RELATES TO HANDICAP, BUT DOES NOT DISCRIMINATE AGAINST HANDICAPPED PERSONS., SUBJECT TO AND UPON THE TERMS, CONDITIONS, PROVISIONS AND LIMITATIONS THEREIN.

LEGAL DESCRIPTION

TRU #

CO-9531

CTIC-NY-CSU #

1209-04053

Lot 2, Block 1, WESTMINSTER VILLAGE FILING NO. 1, COUNTY OF JEFFERSON, STATE OF COLORADO.

TOGETHER WITH EASEMENT RIGHTS AS RESERVED IN SPECIAL WARRANTY DEED RECORDED APRIL 21, 1986 UNDER RECEPTION NO. 86040373; AND

TOGETHER WITH RIGHTS AS CONTAINED IN THAT CERTAIN GRANT OF EASEMENT AND DRAINAGE AGREEMENT RECORDED JANUARY 26, 1988 UNDER RECEPTION NO. 88007803;

AND TOGETHER WITH RIGHTS AS CONTAINED IN THAT CERTAIN RECIPROCAL EASEMENT AND OPERATION AGREEMENT RECORDED JANUARY 26, 1988, UNDER RECEPTION NO. 88007810; , and as amended by First Amendment recorded January 9, 1990 at Reception No. 90003087, as amended by Corrected Joinder recorded April 20, 1990 at Reception No. 90027051, as amended by First Amendment recorded December 8, 1992 at Reception No. 92158837, and as amended by Second Amendment recorded January 10, 1996 at Reception No. F0170449.

AND TOGETHER WITH RIGHTS AS CONTAINED IN SIGNAGE EASEMENT AGREEMENT RECORDED JANUARY 26 1988 UNDER RECEPTION NO. 88007806, and as amended by Amendment recorded June 1, 1993 at Reception No. 93076342.

AND TOGETHER WITH EASEMENT RIGHTS AS CONTAINED IN Shopping Center Easement and Restriction Agreement recorded January 26, 1988 at Reception No. 88007808, and as amended by Amendment recorded April 2, 1993 at Reception No. 93043613.

LEGAL DESCRIPTION

TRU #

CO-9579

CTIC-NY-CSU #

1209-04053

PARCEL I:

Lot 2D-1, HIGHLANDS RANCH – FILING NO. 58-A, 4TH AMENDMENT, County of Douglas, State of Colorado.

PARCEL II:

The beneficial easements contained in Special Warranty Deed, recorded April 24, 1986, in Book 636, at Page 274, and re-recorded April 25, 1986, in Book 636, at Page 685, County of Douglas, State of Colorado.

PARCEL III:

The beneficial easements as contained in Reciprocal Easement Agreement recorded May 25, 1995, in Book 1264, at Page 2400, as amended by instrument recorded October 30, 1996, in Book 1382, at Page 859, as may be amended by First Amendment recorded October 30, 1996, in Book 1382, at Page 859, County of Douglas, State of Colorado.

PARCEL IV:

The beneficial easements as contained in Reciprocal Easement and Operation Agreement, recorded February 2, 2000, in Book 1805, at Page 1722, County of Douglas, State of Colorado.

PARCEL V:

The beneficial easements as contained in Reciprocal Easement and Operation Agreement, recorded March 31, 2000, in Book 1825, at Page 2202, County of Douglas, State of Colorado.

PARCEL VI:

Benefits, if any, contained in the document recorded in Book 373 page 187 as may be modified by that Supplemental Declaration recorded December 1, 1994, in Book 1233, at Page 1863.

PARCEL VII:

Benefits, if any, contained in the document recorded in Book 421, Page 924, Book 1143, Page 1455, Book 1233, Page 1863, and Book 1617, Page 2135 as may be further modified by Supplemental Declaration, recorded December 1, 1994, in Book 1233, at Page 1863, as may be modified by Third Amendment to Bylaws recorded October 30, 1998, in Book 1617, at Page 2135.

PARCEL VIII:

Benefits, if any, contained in the document recorded in Book 599, Page 318 and 1233, Page 1863 as may be modified by Supplemental Declaration recorded December 1, 1994, in Book 1233, at Page 1863.

LEGAL DESCRIPTION

TRU #

CT-6326

CTIC-NY-CSU #

1209-04053

ALL THAT CERTAIN PIECE OR PARCEL OF LAND, WITH THE BUILDINGS AND ALL OTHER IMPROVEMENTS THEREON, SITUATED IN THE TOWN OF MILFORD, COUNTY OF NEW HAVEN AND STATE OF CONNECTICUT, BOUNDED AND DESCRIBED AS FOLLOWS:

NORTHERLY	271.09 feet by an exit ramp of the Connecticut Turnpike;

NORTHEASTERLY:	38.05 feet more or less by said exit ramp;

EASTERLY:	162.99 feet more or less by Old Gate Lane;

SOUTHERLY:	114.29 feet by land now or formerly of the Sun Oil Company;

EASTERLY:	again, 175 feet by land now or formerly of the Sun Oil Company;

SOUTHERLY and SOUTHWESTERLY:	572.84 feet more or less by East Town Road;

NORTHWESTERLY:	480 feet more or less by the Connecticut Turnpike.

Together with the right to pass over East Town Road (a private road) from Old Gate Lane to Boston Post Road,

Together with the right to hook up with the gas main at a point within East Town Road, and together with the right to install under the surface of East Town Road facilities for water, electricity, telephone, and sewerage, or to make connections with any utilities currently located under said East Town Road, except, however, no such right to hook up with any utility which exists on or under that portion of East Town Road which is to date hereof owned by the State of Connecticut.

EXCEPTING THREFROM that certain parcel of land conveyed in a Warranty Deed from TRU Properties, Inc. to the State of Connecticut dated February 25, 1999 and recorded March 17, 1999 in Volume 2338 at Page 37 of the Milford Land Records.

LEGAL DESCRIPTION

TRU #

CT-6353

CTIC-NY-CSU #

1209-04053

Parcel A

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN FAIRFIELD COUNTY, CONNECTICUT, being more particularly described as follows:

ALL THAT CERTAIN parcel of land together with the buildings situated in the City of Norwalk, County of Fairfield and State of Connecticut, beginning at a point on the southerly side of Connecticut Avenue (U.S. Route 1) said point being at the intersection of said southerly side of Connecticut Avenue and the line dividing land now or formerly of Marie W. Smith and land formerly of Sally A. Coratolo (now being a portion of the herein described parcel); thence, along said southerly side of Connecticut Avenue N 16° 05’ 27” W a distance of 10.0 feet and N 68° 44’ 27” E a distance of 414.73 feet and N 68° 10’ 39” E a distance of 70.95 feet and N 56° 23’ 18” E a distance of 144.93 feet and N 43° 53’ 05” E a distance of 147.91 feet to lands now or formerly of the State of Connecticut being known as Interstate Route 95: thence, along said State of Connecticut S 69° 10’ 24” E a distance of 77.06 feet and S 27° 32’ 15” W a distance of 206.0 feet and S 45° 04’ 35” W a distance of 224.93 feet and S 70° 33’ 07” W a distance of 147.87 feet and S 85° 19’ 16” W a distance of 191.11 feet and S 68° 28’ 09” W a distance of 238.09 feet to the easterly side of Stuart Avenue; thence, along said Stuart Avenue N 21° 27’ 11” W a distance of 47.0 feet to land now or formerly of Marie W. Smith; thence, along said Smith N 68° 28’ 09” E a distance of 109.81 feet and N 20° 32’ 32” W a distance of 68.20 feet to the point of beginning.

Parcel B

Together with those certain benefits contained in Notice of Grant of License Coupled with Interest in Land dated January 8, 2001 and recorded July 6, 2001 in Volume 4110 at Page 1 of said Land Records, subject to and upon the terms, conditions, provisions, and limitations contained therein.

LEGAL DESCRIPTION

TRU #

CT-6441

CTIC-NY-CSU #

1209-04053

All that certain piece or parcel of land, with the buildings and all other improvements thereon, situated in the Town of Milford, County of New Haven and State of Connecticut, known as 1520-1530 Boston Post Road being shown and designated as Parcel 1, Area 2.458 Ac., and POW 2, Area 0.478 on a certain map entitled “Boundary Survey of Portion of Land for Harold Smith and Shirley R. Ross” which said map is on file in the Clerk of the City of Milford as Map # AB 1636, reference being had thereto for a more particular description.

Said land is more particularly bounded and described as follows:

Beginning at an iron bar found on the westerly sideline of Boston Post Road (A.K.A. Connecticut State Highway U.S. Route 1 - 80 foot wide right-of-way), said point being distant 299.47 feet on a bearing of south 42 degrees -19 minutes - 47 seconds west from a Connecticut Department of Transportation Monument found, said point also being formed by the intersection of the aforementioned sideline of Boston Post Road with the dividing line between Lot 6 and Lot 7, Block 804, Assessor’s Map 100, and from said beginning point running, thence;

1.	Along the aforementioned sideline of Boston Post Road, South 42 degrees -19 minutes - 47 seconds west, a distance of 168.69 feet to a Concrete Monument found, thence; along the dividing line between Lot 6 and Lot 1, Block 804, Assessor’s Map 100, the following.three (3) courses:

2.	North 47 degrees - 19 minutes - 23 seconds west, a distance of 150.00 feet to a point, thence;

3.	South 42 degrees - 19 minutes - 47 seconds west, a distance of 80.00 feet to an iron bar found, thence;

4.	North 49 degrees - 10 Minutes - 53 seconds west, a distance of 199.99 feet to a Concrete Monument found at an angle point in the dividing line between Lot 6 and Lot 6E, Block 804, Assessors Map 100, thence; along said dividing line the following two (2) courses:

5.	North 20 degrees - 24 minutes - 37 seconds east, a distance of 45.91 to a point, thence;

6.	North 51 degrees - 20 minutes - 12 seconds west, a distance of 36.90 feet to a point, thence;

7.	Along the dividing line between Lot 6 and Lots 6D, 6C, 6A, 6B and part of Lot 7, Block 804, Assessor’s Map 100, North 32 degrees - 20 minutes -18 seconds east a distance of 386.79 feet to a homemade Monument found, thence

8.	Along the dividing line between Lot 6 and Lot 7 Block 804, Assessors Map 100, South 27 degrees - 50 minutes - 43 seconds east, a distance of 313.44 feet to a point, thence;

9.	Still along the dividing line between Lot 6 and Lot 7, South 28 - degrees - 20 minutes - 13 seconds east, a distance of 186.65 feet to the point and place of beginning.

LEGAL DESCRIPTION

TRU #

FL-8703

CTIC-NY-CSU #

1209-04053

Tract “B” of THE TOYS SUBDIVISION, as recorded in Plat Book 123, Page 734, of the Public Records of Miami-Dade County, Florida.

LEGAL DESCRIPTION

TRU #

FL-8726

CTIC-NY-CSU #

1209-04053

A tract of land situated in Section 34, Township 23 South, Range 29 East, Orange County, Florida and being known as Lots 21, 22, 23 and 24 of The Florida Mall plat as recorded in Plat 16, Pages 137 thru 141, Orange County, Florida and further described as follows:

Beginning at the Southeast corner of the Southeast  1/4 of the Northeast 1/4 of Section 34; thence S 00° 39’ 43” W a distance of 6.27 feet to a point; thence N 89° 47’ 12” W a distance of 2655.77 feet to a point; thence S 89° 52’ 24” W a distance of 642.92 feet to a point on the Easterly right-of-way line of Orange Blossom Trait (U.S. 17, 92 & 441); thence N 14° 37’ 51” E along said Easterly line a distance of 1488.11 feet to a point; thence N 64° 55’ 26” E a distance, of 76.66 feet to a point; thence S 64° 47’ 00” E a distance of 15.52 feet to the principal point and place of beginning of the following description: Thence continuing S 64° 47’ 00” E a distance of 369.38 feet to a point; thence S 19° 47’ 00” E a distance of 42.43 feet to a point; thence S 25° 13’ 00” W a distance of 129.39 feet to a point; thence 435.34 feet along a curve to the left having a radius of 1500.00 feet and a chord of 433.81 feet bearing S 16° 54’ 08.5” W; thence N 70° 42’ 09” W a distance of 400.99 feet to a point on the proposed Easterly right-of-way line of the aforementioned Orange Blossom Trail; thence along said Easterly right-of-way line N 19° 17’ 51” E a distance of 483.26 feet to a point; thence continuing along said Easterly line N 14° 37’ 51” E a distance of 135.00 feet to a point; thence N 59° 37’ 51” E a distance of 20.13 feet to the Point of Beginning.

Also described as Lots No. 21, 22, 23, and 24, inclusive, of the Florida Mall, a subdivision in Sections 34 and 35, Township 23 South, Range 29 East, according to the plat thereof found in Plat Book 16, Page 137 through 141, Public Records of Orange County, Florida.

Together with the benefits of that certain Non-Barrier Agreement between Florida Mall Peripheral Associates and Toys “R” Us, Inc. recorded in Official Records Book 3849, Page 1077.

LEGAL DESCRIPTION

TRU #

FL-8743

CTIC-NY-CSU #

1209-4076

Fee Parcel:

A portion of Tract ‘B’ PEMBROKE LAKES REGIONAL CENTER, according to the Plat thereof, as recorded in Plat Book 127 at Page 50, of the Public Records of Broward County, Florida, being more particularly described as follows:

Commencing at the West 1/4 corner of Section 13, Township 51 South, Range 40 East; thence South 88°10’15” East along the South line of the North 1/2 of said Section 13 for 230.17 feet; thence North 00°21’16” East along a line parallel with (and 230.09 feet East of as measured at right angles to) the West line of the North 1/2 of said Section 13 for 100.03 feet to the Point of Beginning; thence North 43°54’30” West for 48.86 feet; thence North 00°21’16” East 102.04 feet along the West line of said Tract ‘B’; thence South 88°10’15” East along a line parallel with and 136.20 feet North of the South line of said Tract ‘B’ for a distance of 135.12 feet; thence North 01°49’45” East 345.70 feet; thence North 88°10’15” West 11.75 feet; thence North 01°49’45” East coincident with the Westmost line of a proposed building 340.93 feet; thence South 88°10’25” East along a line parallel with and 67.04 feet South of the North line of said Tract ‘B’ to the East line of said Tract ‘B’; thence South 01°49’45” West 822.82 feet along the East line of said Tract ‘B’; thence North 88°10’15” West along the South line of said Tract ‘B’ 318.38 feet to the Point of Beginning.

TOGETHER WITH the right, in common with others, to use the Access Roads and Ring Road as more particularly defined and described in Article I and referred to in Article IV of the Construction, Operation, and Reciprocal Easement Agreement, by and between Pembroke Lakes Mall, Ltd., a Florida limited partnership, and J.C. Penney Company, Inc., a Delaware corporation, filed November 7, 1991, in Official Records Book 18899, at Page 258, of the Public Records of Broward County, Florida, as amended by document filed July 12, 1991, in Official Records Book 19582, at Page 698, of the aforesaid Public Records and pursuant to the provisions contained in Section 4 of that certain Covenants, Conditions, and Restrictions Agreement, Parcel B-1, Pembroke Lakes Mall, by and between Pembroke Lakes Mall, Ltd., a Florida limited partnership, “Developer”, and Toys “R” Us, Inc., “Owner”, filed August 10, 1994, in Official Records Book 22481, at Page 131, the Public Records of Broward County, Florida, for access, ingress, and egress to and from Parcel I and Parcel II, to the public or private roads and highways, as granted in the aforesaid Covenants, Conditions, and Restrictions Agreement, Parcel B-1, Pembroke Lakes Mall. Subject to the terms, provisions, and conditions set forth in all of the aforementioned instruments.

ALSO TOGETHER WITH the benefits of easements as created by and set forth in that certain Declaration of Easements and Restrictions by Pembroke Lakes Mall, Ltd., a Florida limited partnership, dated July 13, 1993, and filed in Official Records Book 20884, at Page 1, of the

Public Records of Broward County, Florida, as modified and amended by First Amendment to Declaration of Easements and Restrictions recorded in Official Records Book 22956, Page 941, of the Public Records of Broward County, Florida, for the purposes stated therein, over, under and across that portion of that certain 35 foot shared access easement identified therein as Easement Area No. 2, situate on that portion of Parcel B-2 described therein lying East of Fee Parcel, all as more particularly described in said Declaration of Easements and Restrictions, subject to the terms, provisions, and conditions set forth in said instrument.

ALSO TOGETHER WITH the benefits of easements benefiting the Fee Parcel as created by and set forth in that certain Reciprocal Easement and Operation Agreement by and between Toys “R” Us - Delaware, Inc. and Tri-DB Pets, LLC, recorded in Official Records Book 38403, Page 1809, as further amended by that Amended Reciprocal Easement and Operation Agreement by and between Toys “R” Us - Delaware, Inc. and PT. Dume Shopping Center, LLC, dated July 18, 2005 recorded August 10, 2005 in Official Records Book 40268, Page 600 of the Public Records of Broward County, Florida.

LEGAL DESCRIPTION

TRU #

IA-6041

CTIC-NY-CSU #

1209-04053

Parcel A

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN SCOTT County, IOWA, being more particularly described as follows:

Part of the Northwest Quarter of Section 13, Township 78 North, Range 3 East of the 5th P.M., being more particularly described as follows:

Commencing, as a point of reference, at the Southwest Corner of the Northwest Quarter of said Section 13; thence North 00 degrees 54 minutes 00 seconds East (assumed bearing) 193.60 feet along the West line of the Northwest Quarter of said Section 13 to the North right-of-way line of Kimberly Road (U.S. Highway 6) as now established; thence North 82 degrees 26 minutes 29 seconds East 124.08 feet along the North right-of-way line of said Kimberly Road; thence North 83 degrees 46 minutes 51 seconds East 64.41 feet along the North right-of-way line of said Kimberly Road; thence South 83 degrees 58 minutes 53 seconds East, 59.06 feet along the North right-of-way line of said Kimberly Road; thence South 83 degrees 50 minutes 19 seconds East 123.25 feet along the North right-of-way line of said Kimberly Road; thence South 89 degrees 25 minutes 49 seconds East 91.64 feet along the North right-of-way line of said Kimberly Road to a point located 31.91 feet normally distance Westerly from the present East right-of-way line of U.S. Highway 61 Southbound as now established, said point being the Point of Beginning of the tract of land hereinafter described; thence North 00 degrees 54 minutes 00 seconds East, 322.55 feet along a line parallel with and 31.91 feet normally distance Westerly from the present East right-of-way line of said U.S. Highway 61 Southbound to the South line of property conveyed to Chrysler Realty Corp. by Warranty Deed recorded in Book 325 Deeds at page 590 in the Office of the Recorder of Scott County, Iowa; thence South 89 degrees 58 minutes 29 seconds East, 31.91 feet along the South line of said Chrysler Realty Corp. property to the present East right-of-way line of said U.S. Highway 61 Southbound; thence South 89 degrees 48 minutes 34 seconds East 441.79 feet along the South line of said Chrysler Realty Corp. property to the West right-of-way line of Brady Street (U.S. Highway 61 Northbound) as now established; thence South 06 degrees 10 minutes 41 seconds West 160.95 feet along the West right-of-way line of said Brady Street; thence South 05 degrees 26 minutes 39 seconds East 59.43 feet along the West right-of-way line of said Brady Street; thence South 06 degrees 12 minutes 38 seconds West 128.98 feet along the West right-of-way line of said Brady Street; thence South 57 degrees 28 minutes 13 seconds West 29.80 feet along the West right-of-way line of said Brady Street to the North right-of-way line of said Kimberly Road; thence North 86 degrees 28 minutes 54 seconds West 106.95 feet along the North right-of-way line of said Kimberly Road; thence North 88 degrees 14 minutes 36 seconds West 289.69 feet along the North right-of-way line of said

Kimberly Road; thence North 88 degrees 13 minutes 30 seconds West 31.91 feet; thence North 00 degrees 54 minutes 00 seconds East 26.32 feet to the Point of Beginning.

Less and except that part conveyed to the State of Iowa by Deed recorded as Document No. 21534-89 recorded December 6, 1989.

Parcel B:

Together with the benefits of that certain Roadway and Underground Utility Easement by Easement dated February 7, 1950 and recorded February 7, 1950 in Book 51 at page 380, made by and for the benefit of all of the owners of Kimberly Acre, as modified by document recorded July 8, 1963, subject to and upon the terms, conditions, provisions and limitations therein.

LEGAL DESCRIPTION

TRU #

IA-9507

CTIC-NY-CSU #

1209-04053

Lot 2 of the Final Plat University Park, dated July 27, 1988 and recorded December 9, 1988 as Instrument No. 032899 in Polk County, IA, Book 6008, Page 548.

LEGAL DESCRIPTION

TRU #

IL-6006

CTIC-NY-CSU #

1209-04053

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN COOK COUNTY, ILLINOIS, being more particularly described as follows:

PARCEL 1:

THE SOUTH 200 FEET OF LOT 1 AND LOT 2 , IN FRITZ’S RESUBDIVISION OF LOTS 1 TO 4, INCLUSIVE, IN FRITZ’S SUBDIVISION BEING A SUBDIVISION IN THE NORTHWEST 1/4 AND IN THE NORTHEAST 1/4 OF SECTION 14, TOWNSHIP 41 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

TOGETHER WITH THAT EASEMENT FOR ACCESS TO AND FROM GOLF ROAD FOR THE BENEFIT OF PARCEL 1 AS CREATED BY ACCESS ROAD, OPERATION, MAINTENANCE AND RECIPROCAL EASEMENT AGREEMENT DATED NOVEMBER 28, 1984 AND RECORDED JANUARY 3, 1985 AS DOCUMENT 27394584 OVER THE FOLLOWING DESCRIBED PARCELS OF LAND:

(A) A STRIP OF LAND 39.20 FEET WIDE IN PART OF LOT 3 IN FRITZ’S RESUBIDIVISION OF LOTS 1 TO 4, INCLUSIVE, IN FRITZ’S SUBDIVISION IN THE NORTHWEST 1/4 AND IN THE NORTHEAST 1/4 OF SECTION 14, TOWNSHIP 41 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, THE CENTER LINE OF SAID STRIP IS DESCRIBED AS FOLLOWS;

BEGINNING AT A POINT IN THE NORTH LINE OF SAID LOT 3, 12.30 FEET WEST OF THE NORTHEAST CORNER OF THE WEST 56.0 FEET OF SAID LOT; THENCE SOUTH AT RIGHT ANGLES TO THE NORTH LINE OF SAID LOT, 296.93 FEET TO A POINT IN THE SOUTH LINE OF SAID LOT, SAID POINT BEING 0.20 FEET WEST OF THE SOUTHEAST CORNER OF SAID WEST 56.0 FEET OF SAID LOT 3;

ALSO

(B) A TRIANGULAR PORTION OF SAID LOT 3 DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF SAID LOT; THENCE WEST ON THE SOUTH LINE OF SAID LOT, 24.60 FEET TO THE EAST LINE OF SAID 39.20 FOOT WIDE STRIP; THENCE NORTH ON THE SAID EAST LINE, 39.0 FEET; THENCE SOUTHEASTERLY TO A POINT OF BEGINNING.

ALSO

(C) A PORTION OF SAID LOT 5, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID LOT; THENCE WEST ON THE NORTH LINE THEREOF, 59.80 FEET TO THE WEST LINE OF AFORESAID 39.20 FOOT WIDE STRIP; THENCE SOUTH AT RIGHT ANGLES TO SAID NORTH LINE, 23.50 FEET; THENCE EAST PARALLEL WITH SAID NORTH LINE, 18.40 FEET; THENCE SOUTH AT RIGHT ANGLES TO SAID NORTH LINE, 21.50 FEET; THENCE EAST PARALLEL WITH SAID NORTH LINE, 43.56 FEET TO THE EAST LINE OF SAID LOT 5; THENCE NORTH ON SAID LINE 45.0 FEET, TO THE PLACE OF BEGINNING, ALL IN COOK COUNTY, ILLINOIS.

PARCEL 2:

THE WEST 56 FEET OF LOT 3 AND ALL OF LOT 4 IN FRITZ’S RESUBDIVISION OF LOTS 1 TO 4 IN FRITZ’S SUBDIVISION, BEING A SUBDIVISION IN THE NORTH WEST QUARTER AND THE NORTH EAST QUARTER OF SECTION 14, TOWNSHIP 41 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN IN COOK COUNTY, ILLINOIS, EXCEPTING THEREFROM THAT PART TAKEN BY THE ILLINOIS DEPARTMENT OF TRANSPORTATION PURSUANT TO CASE NO. 74L5728.

TOGETHER WITH THOSE EASEMENTS IN FAVOR OF PARCEL 3 PURSUANT TO OPERATION, MAINTENANCE AND RECIPROCAL EASEMENT AGREEMENT RECORDED AS DOCUMENT 27394584 BY AND BETWEEN AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE UNDER TRUST AGREEMENT DATED APRIL 25, 1968 AND KNOWN AS TRUST NUMBER 26593, AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE UNDER TRUST AGREEMENT DATED OCTOBER 31, 1971 AND KNOWN AS TRUST NUMBER 77302 AND TOYS “R” US, INC.

PARCEL 3:

TOGETHER WITH THE BENEFITS CONTAINED IN CONSTRUCTION, OPERATION, MAINTENANCE AND RECIPROCAL EASEMENT AGREEMENT RECORDED AS DOCUMENT 86112985

LEGAL DESCRIPTION

TRU #

IL-6020

CTIC-NY-CSU #

1209-04053

(Revision #1)

THAT PART OF LOTS 1 AND 2 IN TOYS ASSESSMENT PLAT, OF A TRACT OF LAND IN THE NORTHEAST 1/4 AND SOUTHEAST 1/4 OF SECTION 20, TOWNSHIP 40 NORTH, RANGE 10, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED FEBRUARY 28, 2005 AS DOCUMENT R2005-39412, AND CERTIFICATE OF CORRECTION RECORDED MAY 12, 2005 AS DOCUMENT R2005-098358, FALLING IN THE FOLLOWING DESCRIBED LAND: A PARCEL OF LAND IN THE NORTHEAST 1/4 OF SECTION 20, TOWNSHIP 40 NORTH, RANGE 10, EAST OF THE THIRD PRINCIPAL MERIDIAN, AND THE SOUTH EAST 1/4 OF SECTION 20, TOWNSHIP 40 NORTH, RANGE 10, EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: COMMENCING AT THE POINT OF INTERSECTION OF THE WEST LINE OF THE NORTHEAST 1/4 OF SAID SECTION 20 WITH THE CENTERLINE OF ARMY TRAIL ROAD, SAID POINT BEING 370.25 FEET AND NORTH 00 DEGREES 09 MINUTES WEST OF THE CENTER OF SAID SECTION 20; THENCE SOUTH 88 DEGREES 39 MINUTES 40 SECONDS EAST ALONG THE CENTERLINE OF ARMY TRAIL ROAD, A DISTANCE OF 1209.16 FEET; THENCE SOUTH 01 DEGREE 20 MINUTES 20 SECONDS WEST PERPENDICULAR TO THE CENTERLINE OF ARMY TRAIL ROAD, A DISTANCE OF 50 FEET TO THE SOUTH LINE OF ARMY TRAIL ROAD (DEDICATED AS PER DOCUMENT R79-13181, RECORDED FEBRUARY 14, 1979) FOR A POINT OF BEGINNING; THENCE SOUTH 88 DEGREES 39 MINUTES 40 SECONDS EAST ALONG SAID SOUTH LINE OF ARMY TRAIL ROAD, A DISTANCE OF 351.71 FEET TO THE WEST LINE OF STARK’S SECOND ASSESSMENT PLAT (DOCUMENT NUMBER 774285, RECORDED SEPTEMBER 22, 1955); THENCE SOUTH 00 DEGREES 09 MINUTES EAST ALONG THE WEST LINE AND THE WEST LINE EXTENDED SOUTH OF SAID STARK’ S SECOND ASSESSMENT PLAT, A DISTANCE OF 700.89 FEET TO THE NORTHERLY LINE OF THE ILLINOIS CENTRAL RAILROAD RIGHT OF WAY; THENCE NORTH 71 DEGREES 24 MINUTES 30 SECONDS WEST ALONG THE NORTHERLY LINE OF SAID RIGHT OF WAY, A DISTANCE OF 371.28 FEET; THENCE NORTH 00 DEGREES 09 MINUTES WEST, A DISTANCE OF 590.74 FEET TO THE SOUTH LINE OF ARMY TRAIL ROAD AND THE POINT OF BEGINNING, (EXCEPTING THEREFROM THAT PART CONVEYED TO THE COUNTY OF DUPAGE BY DOCUMENT R99-32450 RE-RECORDED AS DOCUMENT R99-88321 DESCRIBED AS COMMENCING AT THE INTERSECTION OF THE WEST LINE OF THE LAND REFERENCED ABOVE WITH THE SOUTH LINE OF ARMY TRAIL ROAD, AFORESAID; THENCE SOUTH 88 DEGREES 37 MINUTES 11 SECONDS WEST ALONG THE SOUTH LINE OF ARMY TRAIL ROAD 252.20 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING SOUTH 88 DEGREES 37 MINUTES 11 SECONDS EAST ALONG THE SOUTH LINE OF ARMY TRAIL ROAD 86.36 FEET; THENCE SOUTH 01 DEGREES 22 MINUTES 58 SECONDS

WEST 9.84 FEET; THENCE NORTH 88 DEGREES 37 MINUTES 11 SECONDS WEST 86.36 FEET; THENCE NORTH 01 DEGREES 22 MINUTES 58 SECONDS EAST 9.84 FEET TO THE POINT OF BEGINNING), IN DUPAGE COUNTY, ILLINOIS.

LEGAL DESCRIPTION

TRU #

IL-6023

CTIC-NY-CSU #

1209-04053

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN COOK COUNTY, IL, being more particularly described as follows:

Parcel A:

LOT E-3 IN ORLAND SQUARE PLANNED DEVELOPMENT UNIT NO. E-3 BEING A SUBDIVISION OF A TRACT OF LAND IN THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 10, TOWNSHIP 36 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

1.1.1	Parcel B:

TOGETHER WITH THE BENEFITS OF A NON-EXCLUSIVE EASEMENT FOR THE BENEFIT OF PARCEL 1 ABOVE AS ESTABLISHED BY AND CONTAINED IN EASEMENT AND OPERATING AGREEMENT DATED MARCH 15, 1976 AND RECORDED AUGUST 10, 1976 AS DOCUMENT 23591873 FOR ACCESS, INGRESS AND EGRESS TO PARCEL 1, IN COOK COUNTY, ILLINOIS.

(a)	Parcel C:

TOGETHER WITH THE BENEFITS OF THAT CERTAIN EASEMENT FOR ACCESS ROAD RECORDED DECEMBER 28, 1978 AS DOCUMENT 2471113.

(b)	Parcel D:

TOGETHER WITH THE BENEFITS OF THAT CERTAIN EASEMENT FOR PARKING RECORDED DECEMBER 28, 1978 AS DOCUMENT 24781114.

(c)	Parcel E:

TERMS, CONDITIONS AND PROVISIONS CONTAINED IN EASEMENT AGREEMENT RECORDED AUGUST 3, 1982 AS DOCUMENT 26308594.

LEGAL DESCRIPTION

TRU #

IL-6054

CTIC-NY-CSU #

1209-04053

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN LAKE COUNTY, ILLINOIS, being more particularly described as follows:

PARCEL 1,

LOT 3, IN BLOCK “D”, IN THE SECOND RESUBDIVISION OF BLOCK “M” AND FIRST RESUBDIVISION OF BLOCKS “D” AND “E” OF GURNEE MILLS BEING A RESUBDIVISION OF PARTS OF BLOCKS “D”, “E” AND “M” OF THE GURNEE MILLS SUBDIVISION, ACCORDING TO THE PLAT THEREOF RECORDED MARCH 27, 1992 AS DOCUMENT 3134293, IN LAKE COUNTY, ILLINOIS.

PARCEL 2:

EASEMENT FOR INGRESS AND EGRESS FOR THE BENEFIT OF PARCEL 1 AS CONTAINED IN THE GURNEE MILLS MASTER DECLARATION OF EASEMENTS, COVENANTS CONDITIONS AND RESTRICTIONS, DATED JANUARY 22, 1990 AND RECORDED JANUARY 26, 1990 AS DOCUMENT 2873087, AS AMENDED BY INSTRUMENT RECORDED AS DOCUMENT 3078170, AS AMENDED BY INSTRUMENT RECORDED AS DOCUMENT 3078171, AND AS AMENDED BY INSTRUMENT RECORDED AS DOCUMENT 3146113 AND RE-RECORDED MARCH 18, 1993 AS DOCUMENT 3301472, BY GURNEE PROPERTIES ASSOCIATES LIMITED PARTNERSHIP IN LAKE COUNTY, ILLINOIS.

LEGAL DESCRIPTION

TRU #

IL-6505

CTIC-NY-CSU #

1209-04053

Parcel 1:

Parts of Lots 1B, 2B and 7 of U.S. Survey 768; T2N R8W Third Principal Meridian, Saint Clair County, Illinois, more particularly described as follows, to-wit:

Commencing at a nail in a limestone rock, marking the Northwest corner of Lot 9 of U.S. Survey 768, and the Northeast corner of Lot 10; thence North 89°25’21” West, 563.59 feet to an iron pipe; thence North 1°30’30” East, 642.54 feet to the point of beginning in the east line of Commerce Lane (60 feet wide); thence along the East line of Commerce Lane, North 1°30’52” East, 305.68 feet (recorded North 1°30’30” East, 301.41 feet) to an iron pipe at the point of curvature with a curve to the right having a radius of 28.00 feet; thence along said curve in a Northeasterly direction, a distance of 41.90 feet (recorded 46.51 feet) to an iron pipe; thence North 0°55’14” East, 5.12 feet (recorded North 1°30’30” East, 5.02 feet) to an iron pipe in the South line of Plaza Drive (40 feet wide); thence along the South line of Plaza Drive, South 83°16’37” East, 337.43 feet (recorded South 83°19’21” East 337.50 feet) to an iron pipe at a point of curvature with a curve to the right having a radius of 150.00 feet; thence along said curve in a Southeasterly direction a distance of 68.40 feet (recorded 70.55 feet) to a point of tangency; thence South 56°18’15” East, 15.75 feet (recorded South 56°22’21” East, 13.70 feet) to an iron pipe at a point of curvature with a curve to the right having a radius of 28.00 feet; thence along said curve in the Southerly direction a distance of 43.93 feet (recorded 43.98 feet) to an iron pipe at a point of tangency with the Westerly line of Access Drive (50 feet wide); thence along the Westerly line of Access Drive, South 33°31’45” West, 25.05 feet (recorded South 33°37’39” West, 25.08 feet) to an iron pipe at a point of curvature with a curve to the left having a radius of 380.00 feet; thence along said curve in a Southerly direction a distance of 218.11 feet (recorded 219.42 feet) to an iron pipe at a point of tangency; thence South 00°34’49” West, 5.97 feet (recorded South 00°32’39” West, 6.00 feet) to an iron pipe; thence North 88°29’30” West, 382.00 feet (recorded North 88°29’30” West, 381.98 feet) to the point of beginning.

Except the coal, underlying said premises.

This being the same tract of land which was conveyed to Jamie Auffenberg by Charles T. Meyer by Deed dated July 1, 1986 and recorded in Book 2640 Page 1640 of the St. Clair County Records.

Parcel 2:

(Easements): Together with Easements, appurtenant to Parcel 1 over and upon the property identified as Private Access Easement 1, Private Access Easement 2, Private Access Easement 3, commerce Lane (Private Access Easement), all as more particularly described in Exhibits A-3, A-4, A-5 and A-6, respectively, which are attached hereto and incorporated herein by reference, said

Easements being for the purposes set out in and subject to the terms and conditions of Declaration of Easements dated December 19, 1985, executed by Samuel M. Longiotti and recorded in Book 2623 Page 1339, as Document Number A833208 of the St. Clair County, Illinois records which is incorporated herein by reference.

Exhibit A-3 (Private Access Easement 1):

Part of Lots 7 and 8 of U.S. Survey 768 and part of the Fractional NE Quarter of Section 28, T2N R8W of the Third Principal Meridian, St. Clair County, Illinois, being more particularly described as follows, to-wit:

Commencing at a nail in a limestone rock, said nail being the Northwest corner of Lot 9 of U.S. Survey 768, also being the Northeast corner of Lot 10; thence North 00°22’21” West, 169.00 feet to an iron pin; thence South 89°25’21” East, 181.85 feet to an iron pin; thence North 00°32’39” East, 352.58 feet to an iron pin; thence North 51°52’39” East, 127.50 feet to an iron pin, said pin being the point of beginning; thence North 38°07’21” West, 142.51 feet to an iron pin; thence Northwesterly along a tangential curve concave to the Southwest having radius of 100.05 feet, a central angles of 18°15’00” and an arc length of 31.87 feet to an iron pin; thence North 56°22’21” West 173.86 feet to an iron pin; thence North 33°41’54” East, 40.00 feet to an iron pin, said iron pin lying in the South right of way line of F.A.I. Route 64; thence South 56°22’21” East, 196.31 feet along said right of way line to an iron pin; thence South 38°07’21” East, 404.46 feet along said right of way line to an iron pin; thence South 72°54’27” East, 382.74 feet along said right of way line to an iron pin, said iron pin lying at the intersection of the South right of way line of F.A.I. Route 64 with the West right of way line of Illinois Route 159; thence South 03°29’28” East, 510.71 feet along the West right of way line of Illinois Route 159 to an iron pin; thence South 00°18’28” East, 50.00 feet along said right of way line to an iron pin; thence North 89°41’32” West, 40.00 feet to an iron pin; thence North 00°18’28” West, 50.00 feet to an iron pin; thence North 03°29’28” West, 480.80 feet to an iron pin; thence North 72°54’21” West, 367.67 feet to an iron pin; thence North 38°07’21” West, 251.99 feet to the point of beginning.

Exhibit A-4 (Private Access Easement 2):

Part of Lots 1B, 2B and 7 of U.S. Survey 768, St. Clair County, Illinois, being more particularly described as follows, to-wit:

Commencing at a nail in a limestone rock, said nail being the Northwest corner of Lot 9 and being the Northeast corner of Lot 10; thence North 00°22’21” West, 169.00 feet to an iron pin; thence South 89°25’21” East, 181.85 feet to an iron pin; thence North 00°32’39” East, 352.58 feet to an iron pin; thence North 51°52’39” East, 127.50 feet to an iron pin; thence North 38°07’21” West, 142.51 feet to an iron pin; thence Northwesterly along a tangential curve concave to the Southwest having a radius of 100.05 feet, a central angle of 18°15’00” and an arc distance of 31.87 feet to an iron pin; thence North 56°22’21” West, 173.86 feet to an iron pin, said iron pin being the point of beginning; thence North 56°22’21” West, 161.95 feet to an iron pin; thence Northwesterly along a tangential curve concave to the South having a radius of 150.00 feet, a central angle of 26°57’00” and arc length of 70.55 feet to an iron pin; thence North 83°19’21” West, 337.50 feet to an iron pin; thence North 01°30’30” East, 40.16 feet to an iron pin, said iron pin lying in the South right of way line of F.A.I. Route 64; thence South 83°19’21” East, 386.64 feet along said right of way to an iron pin; thence South 56°22’21” East, 207.53 feet along said right of way line of an iron pin; thence South 33°41’54” West, 40.00 feet to the point of beginning.

Exhibit A-5 (Private Access Easement 3):

Part of Lots 2B and 3 of U.S. Survey 768, St. Clair County, Illinois, being more particularly described as follows, to-wit:

Commencing at a nail in a limestone rock, said nail being the Northwest corner of Lot 9 of U.S. Survey 768, also being the Northeast corner of Lot 10; thence North 89°25’21” West, 624.81 feet to an iron pin; thence North 01°26’14” East, 940.62 feet to an iron pin; thence along a tangential curve concave to the Southwest having a radius of 28.00 feet, a central angle of 84°45’35” and an arc length of 41.42 feet to an iron pin, said iron pin being the point of beginning; thence North 83°19’21” West, 279.40 feet to an iron pin; thence North 74°47’31” West, 101.12 feet to an iron pin; thence North 83°19’21” West, 596.27 feet to an iron pin; thence along a tangential curve concave to the South having a radius of 270.00 feet, a central angle of 51°00’00” and arc length of 240.33 feet to an iron pin; thence South 45°40’39” West, 5.54 feet to an iron pin; thence North 53°31’24” West, 60.78 feet to an iron pin; thence North 45°40’39” East, 15.26 feet to an iron pin; thence along a tangential curve concave to the South having a radius of 330.00 feet, a central angle of 51°00’00” and an arc length of 29.74 feet to an iron pin, said iron pin lying in the South right of way line of F.A.I. Route 64; thence South 83°19’21” East, 600.74 feet along said right of way line to an iron pin; thence South 74°47’31” East, 101.12 feet along said right of way line to an iron pin; thence South 83°19’21” East, 269.42 feet along said right of way line to an iron pin; thence South 01°26’14” West, 60.25 feet to the point of beginning.

Exhibit A-6 (Commerce Lane Private Access Easement):

Part of U.S. Survey 768, St. Clair County, Illinois, being more particularly described as follows, to-wit:

Commencing at the North right of way line of Market Place and the West right of way of Commerce Lane of Market Place Phase One, reference being had to the plat thereof being recorded in the Recorder’s Office of St. Clair County, Illinois, in Book of Plats 70 Page 41; thence North 01°30’30” East, 20.00 feet to the point of beginning; thence North 01°30’30” East, 355.79 feet to a point; thence South 89°25’21” East, 60.01 feet to a point; thence South 01°30’30” West, 356.53 feet to a point; thence North 88°29’30” West, 60.00 feet to the point of beginning.

Except as to all the lands, tracts and parcels insured hereby the coal, underlying the surface of said and all rights and easements in favor of the estate of said coal.

Previous Deed Reference: Book 2743 Page 251

Parcel 3:

Benefits, if any, contained in Declaration of Easement and Agreement by and between Samuel M. Longiotti and Toys “R” Us, Inc. recorded August 7, 1990, in Book 2789, Page 1483, as Document No. A01031410.

Parcel 4: Benefits, if any, contained in Terms and Conditions of Stipulation of Settlement by and between Samuel M. Longiotti, Charles T. Meyer and Toys “R” Us, Inc. recorded April 10, 1985, in Book 2742, Page 2147.

PIN: 03-28-0-200-051

LEGAL DESCRIPTION

TRU #

IL-9248

CTIC-NY-CSU #

1209-04053

PARCEL 1:

LOT 5 IN RESUBDIVISION OF LOT 2 IN TOM’S SUBDIVISION OF A TRACT OF LAND IN THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 15, TOWNSHIP 36 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS

PARCEL 2:

NON-EXCLUSIVE EASEMENTS AS CREATED BY THE OPERATION AND EASEMENT AGREEMENT RECORDED AS DOCUMENT 97219714, FOR THE PURPOSES AS MORE FULLY SET FORTH THEREIN, FOR THE BENEFIT OF PARCEL 1 OVER THE COMMON AREA OF LOTS 1 AND 6 IN SAID RESUBDIVISION OF LOT 2 IN TOM’S SUBDIVISION.

PARCEL 3:

TOGETHER WITH THE BENEFITS, IF ANY, OF THAT CERTAIN STORMWATER OPERATION, MAINTENANCE AND EASEMENT AGREEMENT MADE BETWEEN DAYTON HUDSON, A MINNESOTA CORPORATION AND JBGT LIMITED PARTNERSHIP RECORDED MARCH 31, 1997 AS DOCUMENT NUMBER 97219715.

PARCEL 4:

TOGETHER WITH THE BENEFITS, IF ANY, OF THAT CERTAIN AMENDED AND RESTATED STORMWATER OPERATION, MAINTENANCE AND EASEMENT AGREEMENT RECORDED JUNE 2, 1997 AS DOCUMENT 97388376.

PARCEL 5:

TOGETHER WITH THE BENEFITS, IF ANY, OF THAT CERTAIN AGREEMENT RECORDED MARCH 31, 1997 AS DOCUMENT NUMBER 97219717.

LEGAL DESCRIPTION

TRU #

IL-9510

CTIC-NY-CSU #

1209-04053

PROPERTY A:

TRACT 1:

Parts of Lots 7 and 8 of U. S. survey 768, St. Clair County, Illinois, and being more particularly described as follows, to-wit: Commencing at a nail in a line stone rock, said nail being the Northwest corner of Lot 9 of U.S. Survey 768, also being the Northeast corner of Lot 10; thence North 00 degrees 22 minutes 21 seconds West 169.00 feet to an iron pin; thence South 89 degrees 25 minutes 21 seconds East 181.85 feet to an iron pin, said iron pin being the Southwest corner of a tract of ground leased to Southern Illinois Bank by the Protestant Hospital Builders Club, henceforth referred to as Southern Illinois Bank Property; thence North 00 degrees 32 minutes 39 seconds East 137.58 feet along the West property line of Southern Illinois Bank to an iron pin, said iron pin being the point of beginning; thence North 89 degrees 27 minutes 21 seconds West 300.00 feet to an iron pin; thence North 00 degrees 32 minutes 39 seconds East 335.89 feet to an iron pin; thence along a tangential curve concave to the East having a radius of 330.00 feet, a central angle of 33 degrees 05 minutes 00 seconds and an arc length of 190.55 feet; thence North 33 degrees 37 minutes 39 seconds East 25.08 feet to an iron pin; thence along a tangential curve concave to the South having a radius of 28.00 feet, a central angle of 90 degrees 00 minutes 00 seconds and an arc length of 43.98 feet to an iron pin; thence South 56 degrees 22 minutes 21 seconds East 216.11 feet; thence along a tangential curve concave to the South having a radius of 100.05 feet, a central angle of 18 degrees 15 minutes 00 seconds, and an arc length of 31.87 feet to an iron pin; thence South 38 degrees 07 minutes 21 seconds East 142.51 feet to an iron pin, said iron pin being on the Northwest property line of Southern Illinois Bank; thence South 51 degrees 52 minutes 39 seconds West 127.50 feet along the Northwest property line of Southern Illinois Bank to an iron pin; thence South 00 degrees 32 minutes 39 seconds West 215.00 feet along the West property line of Southern Illinois Bank to the point of beginning. Except the coal underlying the surface of said land and all rights and easements in favor of the estate of said coal.

Situated in St. Clair County, Illinois.

TRACT 2: Part of Lot 8 of United States Survey 768, St. Clair County, Illinois and being more particularly described as follows, to-wit:-Beginning at a nail in a limestone rock, said nail being the Northwest corner of Lot 9 of United States Survey 768, also being the Northeast corner of Lot 10; thence North 89 degrees 25 minutes, 21 seconds West 65.85 feet to an iron pin; thence North 00 degrees 32 minutes 39 seconds East 306.41 feet to an iron pin; thence South 89 degrees 27 minutes 21 seconds East 245.00 feet to an iron pin; thence South 00 degrees 32 minutes 39 seconds West 137.58 feet to an iron pin; thence North 89 degrees 25 minutes 21 seconds West

181.85 feet to an iron pin; thence South 00 degrees 22 minutes 21 seconds East 169.00 feet to the point of beginning. Except the coal underlying the surface of said land and all rights and easements in favor of the estate of said coal.

Situated in St. Clair County, Illinois.

TRACT 3:

Together with easements, appurtenant to Tracts 1 and 2 over and upon the property identified herein as Tract 3, Parcels 1, 2, 3, 4 and 5. Said Easements being for the purposes set out in and subject to the terms and conditions of Declaration of Easements dated December 19, 1985, executed by Samuel M. Longiotti and recorded in Book 2623 on page 1339, as Document No. A833208 of the St. Clair County, Illinois records and subsequently amended by a Document entitled “First Amendment to Declaration of Easement”, dated October 2, 1986 and executed by Samuel M. Longiotti and recorded in Book 2655 on page 2162, as Document No. A872611 of the St County, Illinois records on November 17, 1986 at 1:58 o’clock P.M.

TRACT 3:

PARCEL 1: Part of U.S. Survey 768, Claim 1990 in Township 2 North Range 8 West of the Third Principal Meridian, St. Clair County, Illinois, and being more particularly described as follows, to-wit: commencing at the intersection of the North right of way line of a public road known as Market Place and the West right of way line of a public road known as Commerce Lane of “Market Place Phase One”; reference being had to the plat thereof recorded in the Recorder’s Office of St. Clair County, Illinois, in Book of Plats “70” on page 41; running thence Northwardly along the Northerly extension of the West right of way line of Commerce Lane, a distance of 20 feet to a point, said point being the point of beginning of the tract herein being described; running there Easterly at right angles, a distance of 60 feet to a point; running thence Northerly at right angles, a distance of 356.53 feet to a point; running thence Westerly along a line making a clockwise angle with the last described course of 89 degrees 17 minutes 06 seconds a distance of 60 feet to a point; running thence Southerly along a line making a clockwise angle with the last described course of 90 degrees 42 minutes 54 seconds a distance of 355.79 feet to the point of beginning.

TRACT 3:

PARCEL 2: Part of Lots 7 and 8 of United States Survey 768 and part of the fractional Northeast 1/4 of Section 28, Township 2 North Range 8 West of the 3rd Principal Meridian, St. Clair County, Illinois, being more particularly described as follows, to-wit:- Commencing at a nail in a limestone rock, said nail being the Northwest corner of Lot 9 of United States Survey 768, also being the Northeast corner of Lot 10; thence North 00 degrees 22 minutes 21 seconds West 169.00 feet to an iron pin; thence South 89 degrees 25 minutes 21 seconds East 181.85 feet to an iron pin; thence North 00 degrees 32 minutes 39 seconds East 352.58 feet to an iron pin; thence North 51 degrees 52 minutes 39 seconds East 127.50 feet to an iron pin, said iron pin being the point of beginning; thence North 38 degrees 07 minutes 21 seconds West 142.51 feet to an iron pin; thence Northwesterly along a tangential curve concave to the Southwest having a radius of 100.05 feet, a central angle of 18 degrees 15 minutes 00 seconds and an arc length of 31.87 feet to an iron pin; thence North 56 degrees 22 minutes 21 seconds West 173.86 feet to an iron pin; thence North 33 degrees 41 minutes 54 seconds East 40.00 feet to an iron pin; said iron pin lying in the South right-of-way line of Federal Aid Interstate Route 64; thence South 56 degrees 22 minutes 21 seconds East 196.31 feet along said right-of-way line to an iron pin; thence South 38 degrees 07 minutes 21 seconds East 404.46 feet along said right-of-way line to an iron pin;

thence South 72 degrees 54 minutes 27 seconds East 382.74 feet along said right-of-way line to an iron pin, said iron pin lying at the intersection of the South right-of-way line of Federal Aid Interstate Route 64 with the West right-of-way line of Illinois Route 159; thence South 03 degrees 29 minutes 28 seconds East 510.71 feet along the West right-of-way line of Illinois Route 159 to an iron pin; thence South 00 degrees 18 minutes 28 seconds East 50.00 feet along said right-of-way line to an iron pin; thence North 89 degrees 41 minutes 32 seconds West 40.00 feet to an iron pin; thence North 00 degrees 18 minutes 28 seconds West 50.00 feet to an iron pin; thence North 03 degrees 29 minutes 28 seconds West 480.80 feet to an iron pin; thence North 72 degrees 54 minutes 21 seconds West 367.67 feet to an iron pin; thence North 38 degrees 07 minutes 21 seconds West 251.99 feet to the point of beginning.

TRACT 3:

PARCEL 3: Part of Lot 1B, 2B, and 7 of United States Survey 768, St. Clair County, Illinois, being more particularly described as follows, to-wit:- Commencing at a nail in a limestone rock, said nail being the Northwest corner of Lot 9 also being the Northeast corner of Lot 10; thence North 00 degrees 22 minutes 21 seconds West 169.00 feet to an iron pin; thence South 89 degrees 25 minutes 21 seconds East 181.85 feet to an iron pin; thence North 00 degrees 32 minutes 39 seconds East 352.58 feet to an iron pin; thence North 51 degrees 52 minutes 39 seconds East 127.50 feet to an iron pin; thence North 38 degrees 07 minutes 21 seconds West 142.51 feet to an iron pin; thence Northwesterly along a tangential curve concave to the Southwest having a radius of 100.05 feet, a central angle of 18 degrees 15 minutes 00 seconds and an arc length of 31.87 feet to an iron pin; thence North 56 degrees 22 minutes 21 seconds West 173.86 feet to an iron pin, said iron pin being the point of beginning; thence North 56 degrees 22 minutes 21 seconds West 161.95 feet to an iron pin; thence Northwesterly along a tangential curve concave to the South having a radius of 150.00 feet, a central angle of 26 degrees 57 minutes 00 seconds an arc length of 70.55 feet to an iron pin; thence North 83 degrees 19 minutes 21 seconds West 337.50 feet to an iron pin; thence North 01 degree 30 minutes 30 seconds East 40.16 feet to an iron pin, said iron pin lying in the South right-of-way line of Federal Aid Interstate Route 64; thence South 83 degrees 19 minutes 21 seconds East 386.64 feet along said right-of-way line to an iron pin; thence South 56 degrees 22 minutes 21 seconds East 207.53 feet along said right-of-way line to an iron pin; thence South 33 degrees 41 minutes 54 seconds West 40.00 feet to the point of beginning.

TRACT 3:

PARCEL 4: Parts of Lots 2B and 3 of United States Survey 768, St. Clair County, Illinois, being more particularly described as follows, to-wit:- Commencing at a nail in a limestone rock, said nail being the Northwest corner of Lot 9 of United States Survey 768, also being the Northeast corner of Lot 10; thence North 89 degrees 25 minutes 21 seconds West 624.81 feet to an iron pin; thence North 01 degree 26 minutes 14 seconds East 940.62 feet to an iron pin; thence along a tangential curve concave to the Southwest having a radius of 28.00 feet, a central angle of 84 degrees 45 minutes 35 seconds and an arc length of 41.42 feet to an iron pin, said iron pin being the point of beginning; thence North 83 degrees 19 minutes 21 seconds West 279.40 to an iron pin; thence 74 degrees 47 minutes 31 seconds West 101.12 feet to an iron pin; thence North 83 degrees 19 minutes 21 seconds West 596.27 feet to an iron pin; thence along a tangential curve concave to the South having a radius of 270.00 feet, a central angle of 51 degrees 00 minutes 00 seconds and an arc length of 240.33 feet to an iron pin; thence South 45 degrees 40 minutes 39 seconds West 5.54 feet to an iron pin; thence North 53 degrees 31 minutes 24 seconds West 60.78 feet to an iron pin; thence North 45 degrees 40 minutes 39 seconds East 15.26 feet to an iron pin; thence along a tangential curve concave to the South having a radius of 330.00 feet, a central angle of 51 degrees 00 minutes 00 seconds arid an arc length of 293.74 feet to an iron pin, said iron pin lying in the South right-of-way line of Federal Aid Interstate Route 64; thence South 83 degrees 19 minutes 21 seconds East 600.74 feet along said right-of-way line to an iron pin; thence South 74 degrees 47 minutes 31 seconds East 101.12 feet along said right-of-way line to an iron pin; thence South 83 degrees 19 minutes 21 seconds East 269.42 feet along said right-of-way line to an iron pin; thence South 01 degree 26 minutes 14 seconds West 60.25 feet to the point of beginning.

TRACT 3:

PARCEL 5: Parts of Lots 2B, 3 and 7 of U.S. Survey 768, St. Clair County, Illinois, being more particularly described as follows, to-wit:- Commencing at a nail in a limestone rock, said nail being the Northwest corner of Lot 9 of U.S. Survey 768, also being the Northeast corner of Lot 10: thence North 89 degrees 25 minutes 21 seconds West 563.59 feet to an iron pin, said iron pin being the point of beginning; thence North 89 degrees 25 minutes 21 seconds West 61.22 feet to an iron pin; there North 01 degree 26 minutes 14 seconds East 940.62 feet to an iron pin; thence along a tangential curve concave to the southwest having a radius of 28.00 feet, a central angle of 84 degrees 45 minutes 35 seconds and an arc length of 41.42 feet to an iron pin; thence North 01 degree 26 minutes 14 seconds East 60.25 feet to an iron pin, said iron pin lying in the south right-of-way line of F.A.I. Route 64; thence South 83 degrees 19 minutes 21 seconds East 118.93 feet along said right-of-way line to an iron pin; thence South 01 degree 30 minutes 30 seconds West 45.18 feet to an iron pin; thence along a non-tangential curve concave to the Southeast having a radius of 28.00 feet, a central angle of 95 degrees 10 minutes 09 seconds, an arc length of 46.51 feet, the chord of which bears South 49 degrees 05 minutes 34 seconds West to an iron pin; thence South 01 degree 30 minutes 30 seconds West 943.95 feet to the point of beginning.

Situated in St. Clair County, Illinois.

PROPERTY B:

Parts of Lots 1B, 2B and 7 of U.S. Survey 768, Township 2 North, Range 8 West, Third Principal Meridian, St. Clair County, Illinois, more particularly described as follows, to wit: Commencing at a nail in a limestone rock, marking the Northwest corner of Lot 9 of United States Survey 768, and the Northeast corner of Lot 10; thence North 89 degrees 25 minutes 21 seconds West, 563.59 feet to an iron pipe; thence North 1 degree 30 minutes 30 seconds East, 642.54 feet to the point of beginning in the East line of Commerce Lane (60 feet wide); thence along the East line of Commerce Lane, North 1 degree 30 minutes 52 seconds East, 305.68 feet (recorded North 1 degree 30 minutes 30 seconds East, 301.41 feet) to an iron pipe at a point of curvature with a curve to the right having a radius of 28.00 feet; thence along said curve in a

Northeasterly direction, a distance of 41.90 feet (recorded 46.51 feet) to an iron pipe; thence North 0 degree 55 minutes 14 seconds East, 5.12 feet (recorded North 1 degree 30 minutes 30 seconds East, 5.02 feet) to an iron pipe in the South line of Plaza Drive (40 feet wide); thence along the South line of Plaza Drive, South 83 degrees 16 minutes 37 seconds East, 337.43 feet (recorded South 83 degrees 19 minutes 21 seconds East, 337.50) to an iron pipe at a point of curvature with a curve to the right having a radius of 150.00 feet; thence along said curve in a Southeasterly direction a distance of 68.40 feet (recorded 70.55 feet) to a point of tangency; thence South 56 degrees 18 minutes 15 seconds East, 15.75 feet (recorded South 56 degrees 22 minutes 21 seconds East, 13.70 feet) to an iron pipe at a point of curvature with a curve to the right having a radius of 28.00 feet; thence along said curve in a Southerly direction a distance of 43.93 feet (recorded 43.98 feet) to an iron pipe at a point of tangency with the Westerly line of access drive (50 feet wide); thence along the Westerly line of access drive, South 33 degrees 31 minutes 45 seconds West, 25.05 feet (recorded South 33 degrees 37 minutes 39 seconds West, 25.08 feet) to an iron pipe at a point of curvature with a curve to the left having a radius of 380.00 feet; thence along said curve in a Southerly direction a distance of 218.11 feet (recorded 219.42 feet) to an iron pipe at a point of tangency; thence South 00 degrees 34 minutes 49 seconds West, 5.97 feet (recorded South 00 degrees 32 minutes 39 seconds West, 6.00 feet) to an iron pipe; thence North 88 degrees 29 minutes 30 seconds West, 382.00 feet (recorded North 88 degrees 29 minutes 30 seconds West, 381.98 feet) to the point of beginning. Except the coal underlying the surface of said land and all rights and easements in favor of the estate of said coal. This being the same tract of land which was conveyed to Jamie Auffenberg by Charles T. Meyer by deed dated July 1, 1986, and recorded in Book 2640 Page 1640 of the St. Clair County Records.

PARCEL 2 (EASEMENTS) Together with easements, appurtenant to Parcel 1 over and upon the property identified as Private Access Easement 1, Private Access Easement 2, Private Access Easement 3, Commerce Lane (Private Access Easement), all as more particularly described in Exhibits A-3, A-4, A-5, and A-6 respectively, which are attached hereto and incorporated herein by reference, said Easements being for the purposes set out in and subject to the terms and conditions of Declaration of Easement dated December 19, 1985, executed by Samuel M. Longiotti and recorded in Book 2623 on page 1339, as Document A833208 of the St. Clair County, Illinois record which is incorporated herein by reference.

EXHIBIT A-3 (PRIVATE ACCESS EASEMENT 1) Part of Lots 7 and 8 of U.S. Survey 768 and part of the fractional Northeast Quarter of Section 28, Township 2 North, Range 8 West of the Third Principal Meridian, St. Clair County, Illinois, being more particularly described as follows, to-wit: Commencing at a nail in a limestone rock, said nail being the Northwest corner of Lot 9 of U.S. Survey 768, also being the Northeast corner of Lot 10; thence North 00 degrees 22 minutes 21 seconds West 169.00 feet to an iron pin; thence South 89 degrees 25 minutes 21 seconds East 181.85 feet to an iron pin; thence North 00 degrees 32 minutes 39 seconds East 352.58 feet to an iron pin; thence North 51 degrees 52 minutes 39 seconds East 127 .50 feet to an iron pin said iron pin being the point of beginning; thence North 38 degrees 07 minutes 21 seconds West 142 .51 feet to an iron pin; thence Northwesterly along a tangential curve concave to the Southwest having a radius of 100.05 feet, a central angles of 18 degrees 15 minutes 00 seconds and an arc length of 31.87 feet to an iron pin; thence North 56 degrees 22 minutes 21 seconds West 173.86 feet to an iron pin; thence North 33 degrees 41 minutes 54 seconds East 40.00 feet to an iron pin, said iron pin lying in the South right-of-way line of F.A.I. Route 64; thence South 56 degrees 22 minutes 21 seconds East 196.31 feet along said right-of-way line to an iron pin; thence South 38 degrees 07 minutes 21 seconds East 404.46 feet along said right-of-way line to an iron pin; thence South 72 degrees 54 minutes 27 seconds East, 382.74 feet along said right-of-way line to an iron pin, said iron pin lying at the intersection of the South right-of-way line of F.A.I. Route 64 with the West right-of-way line of Illinois Route 159; thence South 03 degrees 29 minutes 28 seconds East 510.71 feet along the West right-of-way line of Illinois Route 159 to an iron pin; thence South 00 degrees 18 minutes 28 seconds East 50.00 feet along said right-of-way line to an iron pin; thence North 89 degrees 41 minutes 32 seconds West 40.00 feet to an iron pin; thence North 00 degrees 18 minutes 28 seconds West 50.00 feet to an iron pin; thence North 03 degrees 29 minutes 28 seconds West 480.80 feet to an iron pin; thence North 72 degrees 54 minutes 21 seconds West 367.67 feet to an iron pin; thence North 38 degrees 07 minutes 21 seconds West 251.99 feet to the point of beginning.

EXHIBIT A-4 (PRIVATE ACCESS EASEMENT 2) Part of Lots 1B, 2B and 7 of U.S. Survey 768, St. Clair County, Illinois, being more particularly described as follows, to-wit: Commencing at a nail in a limestone rock, said nail being the Northwest corner of Lot 9 also being the Northeast corner of Lot 10; thence North 00 degrees 22 minutes 21 seconds West 169.00 feet to an iron pin; thence South 89 degrees 25 minutes 21 seconds East 181.85 feet to an iron pin; thence North 00 degrees 32 minutes 39 seconds East 352.58 feet to an iron pin; thence North 51 degrees 52 minutes 39 seconds East 127.50 feet to an iron pin; thence North 38 degrees 07 minutes 21 seconds West 142.51 feet to an iron pin; there Northwesterly along a tangential curve concave to the Southwest having a radius of 100.05 feet, a central angle of 18 degrees 15 minutes 00 seconds and an arc length of 31.87 feet to an iron pin; thence North 56 degrees 22 minutes 21 seconds West 173.86 feet to an iron pin, said iron pin being the point of beginning; thence North 56 degrees 22 minutes 21 seconds West 161.95 feet to an iron pin; thence Northwesterly along a tangential curve concave to the South having a radius of 150.00 feet, a central angle of 26 degrees 57 minutes 00 seconds an arc length of 70.55 feet to an iron pin; thence North 83 degrees 19 minutes 21 seconds West 337.50 feet to an iron pin; thence North 01 degree 30 minutes 30 seconds East 40.16 feet to an iron pin, said iron pin lying in the South right-of-way line of F.A.I. Route 64; thence South 83 degrees 19 minutes 21 seconds East 386.64 feet along said right-of-way line to an iron pin; there South 56 degrees 22 minutes 21 seconds East 207.53 feet along said right-of-way line to an iron pin; thence South 33 degrees 41 minutes 54 seconds West 40.00 feet to the point of beginning.

EXHIBIT A-5 (PRIVATE ACCESS EASEMENT 3) Part of Lots 2B and 3 of U.S. Survey 768, St. Clair County, Illinois, being more particularly described as follows, to-wit:-Commencing at a nail in a limestone rock, said nail being the Northwest corner of Lot 9 of U.S. Survey 768, also being the Northeast corner of Lot 10; thence North 89 degrees 25 minutes 21 seconds West 624.81 feet to an iron pin; thence North 01 degrees 26 minutes 14 seconds East 940.62 feet to an iron pin; there along a tangential curve concave to the Southwest having a radius of 28.00 feet, a central angle of 84 degrees 45 minutes 35 seconds and an arc length of 41.42 feet to an iron pin, said iron pin being the point of beginning; thence North 83 degrees 19 minutes 21 seconds West 279.40 feet to an iron pin; thence North 74 degrees 47 minutes 31 seconds West 101.12 feet to an iron pin; thence North 83 degrees 19 minutes 21 seconds west 596.27 feet to an iron pin; thence along a tangential curve concave to the South having a radius of 270.00 feet, a central angle of 51 degrees 00 minutes 00 seconds and an arc length of 240.33 feet to an iron pin; thence South 45 degrees 40 minutes 39 seconds West 5.54 feet to an iron pin; thence North 53 degrees 31 minutes 24 seconds West 60.78 feet to an iron pin; thence North 45 degrees 40 minutes 39 seconds East 15.26 feet to an iron pin; thence along a tangential curve concave to the South having a radius of 330.00 feet, a central angle of 51 degrees 00 minutes 00 seconds and an arc length of 293.74 feet to an iron pin, said iron pin lying in the South right-of-way line of F.A.I. Route 64; thence South 83 degrees 19 minutes 21 seconds East 600.74 feet along said right-of-way line to an iron pin; thence South 74 degrees 47 minutes 31 seconds East 101.12 feet along said right-of-way line to an iron pin; thence South 83 degrees 19 minutes 21 seconds East 269.42 feet along said right-of-way line to an iron pin; thence South 01 degrees 26 minutes 14 seconds West 60.25 feet to the point of beginning.

EXHIBIT A-6 (COMMERCE LANE - PRIVATE ACCESS EASEMENT) Part of U.S. Survey 768, St. Clair County, Illinois, being more particularly described as follows, to-wit: Commencing at the North right-of-way line of market Place and the West right-of-way of Commerce Lane of Market Place Phase one, reference being made to the plat thereof being recorded in the Recorder’s Office of St. Clair County, Illinois, in Book of Plats 70 on Page 41; thence North 01 degree 30 minutes 30 seconds East 20.00 feet to the point of beginning; thence North 01 degree 30 minutes 30 seconds East 355.79 feet to a point; thence South 89 degrees 25 minutes 21 seconds East 60.01 feet to a point; thence South 01 degree 30 minutes 30 seconds West 356.53 feet to a point; thence North 88 degrees 29 minutes 30 seconds West 60.00 feet to the point of beginning. Except as to all the lands, tracts and parcels insured hereby the coal underlying the surface of same and all rights and easements in favor of the estate of said coal. Situated in the County of St. Clair and State of Illinois.

EXHIBIT A- 7 Together with the benefits of that certain Easement and Agreement recorded August 7, 1990 as Document A01031410 in Book 2789 on page 1483.

LEGAL DESCRIPTION

TRU #

IN-8902

CTIC-NY-CSU #

1209-04053

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN MARION County, INDIANA being more particularly described as follows:

Parcel A

A part of the Northeast Quarter of Section 21, Township 17 North, Range 4 East in Marlon County, Indiana, more particularly described as follows: Commencing at the Southeast corner of said Quarter Section; thence North 00 degrees 14 minutes 50 seconds West along the East line thereof 122.29 feet to the North right-of-way line of 82nd Street as per Warranty Deed to the State of Indiana recorded as Instrument Number 81-04921 in the Office of the Recorder of said County and being the point of beginning of the herein described parcel; thence South 89 degrees 44 minutes 28 seconds West along said right-of-way line 19.02 feet; thence South 77 degrees 20 minutes 51 seconds West along said right-of-way line 51.01 feet to the Northerly right-of-way line of Interstate 465; thence along said right-of-way of 1-465 North 50 degrees 29 minutes 55 seconds West 585.00 feet; thence North 39 degrees 30 minutes 05 seconds East 435.64 feet to a point on a non-tangent curve, concave Northeasterly, having a central angle of 30 degrees 37 minutes 55 seconds and a radius of 235.00 feet; thence Southeasterly along said curve an arc distance of 125.64 feet (said arc being subtended by a chord having a bearing of South 64 degrees l8 minutes 26 seconds East and a length of 124.15 feet); thence South 00 degrees 56 minutes 10 seconds East 115.00 feet; thence South 46 degrees 08 minutes 14 seconds East 176.94 feet to the aforesaid East line of said Quarter Section; thence South 00 degrees 14 minutes 50 seconds East along said East line 405.60 feet to the point of beginning.

Parcel B

Together with the benefits of that certain non-exclusive easement for ingress and egress and public utilities over access roads numbered 2 and 3 as described in Exhibit A of the Declaration Easement dated February 8, 1983 and recorded February 15, 1983 as Instrument Number 83-10408, in the Office of the Recorder of Marion County, Indiana, subject to and upon the terms conditions, provisions and limitations therein.

Parcel C

Together with the benefits of that certain Memorandum of Operating Agreement dated December 20, 1970 and recorded December 30, 1970 as Instrument Number 70-58244, amended by Third Amendment dated August 19, 1983 and recorded August 24, 1983 as Instrument Number 83-60653, subject to and upon the terms conditions, provisions and limitations therein.

Parcel D

Together with the benefits of that certain Agreement for right to use roads for vehicular and pedestrian access and not to construct any barriers on the access areas as set out in Nonbarrier Agreement dated June 5, 1981 and recorded June 5, 1981 as Instrument Number 81-35027, subject to and upon the terms conditions, provisions and limitations therein.

Parcel E

Together with the benefits of that certain Sewer Agreement dated June 5, 1981 and recorded September 2, 1981 as Instrument Number 81-56327, subject to and upon the terms conditions, provisions and limitations therein.

Parcel F

Together with the benefits of that certain Non-Barrier and Reciprocal Parking Agreement dated March 7, 1984 and recorded April 11, 1984 as Instrument Number 84-26211, subject to and upon the terms conditions, provisions and limitations therein.

LEGAL DESCRIPTION

TRU #

IN-9290

CTIC-NY-CSU #

1209-04053

PARCEL I:

Part of the Northwest Quarter of Section 25, Township 31 North, Range 12 East, in Allen County, Indiana, more particularly described as follows:

COMMENCING at a point located 763.3 feet South and 380.0 feet East of the Northwest corner of Section 25, Township 31 North, Range 12 East; thence North 231.5 feet; thence East 112.9 feet; thence South 231.5 feet; thence West 112.9 feet to the Place of Beginning.

Subject to legal highways.

PARCEL II:

Part of the Northwest Quarter of Section 25, Township 31 North, Range 12 East, in Allen County, Indiana, more particularly described as follows:

COMMENCING at a point 763.3 feet South and 492.9 feet East of the Northwest corner of Section 25, Township 31 North, Range 12 East; thence North 231.5 feet; thence East 112.9 feet; thence South 231.5 feet; thence West 112.9 feet to the Place of Beginning.

Subject to legal highways.

PARCEL III:

Part of the Northwest Quarter of Section 25, Township 31 North, Range 12 East, in Allen County, Indiana, more particularly described as follows:

COMMENCING at a point on the West line of the Northwest Quarter of said Section 25 as defined by the centerline of a public highway known as US Highway 27, said point being 803.3 feet South of the Northwest corner of said Quarter Section and being also on the South line of public road known as the Young Road South line of Young Road as dedicated in Deed Record 569, page 78, thence East along the South line of Young Road parallel to the North line of said Quarter Section a distance of 605.8 feet to a paint in the East line of a tract deeded to K & H Realty Corporation by deed recorded in Deed Record 654, page 270; thence South on and along said East line and parallel to the West line of said Quarter Section a distance of 181.5 feet to a point; thence West and parallel to the South line of Young Road and the North line of said Quarter Section a distance of 295.6 feet to a point, said point being 310.2 feet distant from the West line of said Quarter Section; thence South and parallel to the West line of said Quarter Section a distance of 101.5 feet to a point, said deed to K & H Realty Corporation recorded in Deed Record 601, page 123; thence West on and along the North line of said excepted tract a distance of 310.2 feet to a point in the West line of said quarter Section; thence North on and along said West line of said Northwest Quarter 292.0 feet to the Place of Beginning.

Subject to legal highways.

PARCEL IV:

Part of the Northwest Quarter of Section 25, Township 31 North, Range 12 East, in Allen County, Indiana, more particularly described as follows:

COMMENCING at a point 763.3 feet South of the Northwest corner of Section 25, Township 31 North, Range 12 East; thence East 605.8 feet; thence South 40 feet; thence West 605.8 feet; thence North 40 feet to the Place of Beginning.

Subject to legal highways.

LEGAL DESCRIPTION

TRU #

IN-9294

CTIC-NY-CSU #

1209-04053

Parcel 1:

Lot 4 in Cypress Equities Phase III, being an addition to the Town of Merrillville, as per plat thereof, recorded in Plat Book 90, page 33, in the Office of the Recorder of Lake County, Indiana, also being described as:

That part of the Northeast 1/4 of Section 22, Township 35 North, Range 8 West of the Second Principal Meridian, in Lake County, Indiana, described as follows: Commencing at a point on the North line of the West 1/2 of said Northeast 1/4, said point being 150 feet West of the Northeast corner thereof; thence North 89 degrees 54 minutes 57 seconds West, assumed, (North 89 degrees 59 minutes 00 seconds West) 118.98 feet along said North line to a point 1,600.6 feet (1,600.54 feet) Westerly from the Northeast corner of said Northeast 1/4, said point also being on the Easterly boundary of Interstate Highway 65; thence South 10 degrees 55 minutes 35 seconds West (South 10 degrees 57 minutes 00 seconds West), 151.70 feet along said Easterly boundary to the Northwesterly corner of a tract of land, 0.049 acres, more or less, described in Cause No. 45D04-9703-CP-00230 filed in Lake County, Indiana; thence South 16 degrees 17 minutes 43 seconds East (South 16 degrees 18 minutes 49 seconds East), 44.29 feet along the Northeasterly line of said tract of land to the Northeasterly corner thereof; thence South 10 degrees 58 minutes 06 seconds West (South 10 degrees 57 minutes 00 seconds West), 42.65 feet along the Easterly line of said tract of land to the Southeasterly corner thereof; thence South 09 degrees 39 minutes 48 seconds West (South 09 degrees 40 minutes 23 seconds West), 452.33 feet along the Easterly boundary of Parcel 2 of proposed Right-of-Way taking by I.N.D.O.T. Project No. IM-65-8(133); thence South 90 degrees 00 minutes 00 seconds East, 672.00 feet; thence South 00 degrees 00 minutes 00 seconds East, 942.70 feet; thence Easterly 33.67 feet along a non-tangential curve concave Northerly, having a radius of 120.00 feet and a chord bearing North 81 degrees 57 minutes 43 seconds East, 33.56 feet to a point of tangency, thence North 73 degrees 55 minutes 27 seconds East, 34.45 feet to a point on the South line of 79th Avenue per Document No. 98019340; thence Easterly 85.24 feet along said Southerly right-of-way line, being a non-tangential curve concave Northerly, having a radius of 330.00 feet and a chord bearing South 68 degrees 03 minutes 42 seconds East, 85.01 feet to the Northeast corner of Lot 1 in the amended plat of Cypress Equities/ Autonation Subdivision Phase 1 per Document No. 99067680; thence South 00 degrees 12 minutes 40 seconds East, 12.19 feet along the East line of said Lot 1 to a point on the South right-of-way line of 79th Avenue; thence Westerly 13.04 feet along a non-tangential curve concave Southerly having a radius of 120.00 feet and a chord bearing South 85 degrees 48 minutes 07 seconds West, 13.03 feet to the point of beginning; thence continuing Westerly along said curve 18.36 feet, said continuation of curve having a chord bearing South 78 degrees 18 minutes 24 seconds West, 18.34 feet to a point of tangency; thence South 73 degrees 55 minutes 27 seconds West, 67.05 feet to a point of curvature; thence Westerly 50.50 feet along a curve concave Northerly, having a radius of 180.00 feet and a chord bearing South 81 degrees 57 minutes 43 seconds West, 50.34 feet to a point of tangency; thence North 90 degrees 00 minutes 00 seconds West, 356.65 feet to a point of curvature; thence Southwesterly 31.81 feet along a curve concave Southeasterly, having a radius of 25.00 feet and a chord bearing South 53 degrees 33 minutes 08 seconds West, 29.70 feet to a point of reverse curvature; thence Southerly,. Westerly and Northerly 170.58 feet along a curve concave Easterly, having a radius of 60.00 feet and a chord bearing North 81 degrees 26 minutes 52 seconds West, 118.67 feet; thence South 00 degrees 00 minutes 00 seconds West, 217.33 feet; thence North 90 degrees 00 minutes 00 seconds East, 631.04 feet to a point on a line parallel to and 13.00 feet West of the East line of said Lot 1; thence North 00 degrees 12 minutes 40 seconds West 246.66 feet along said parallel line to the point of beginning, being a part of Lot 1 in Cypress.

Equities/Autonation Subdivision, an Addition to the Town of Merrillville, as per plat thereof, recorded in Plat Book 84, page 31, as amended by amended plat, Cypress.

Equities/Autonation Subdivision, Phase 1, an Addition to the Town of Merrillville, as per plat thereof, recorded in Plat Book 87, page 19, in Lake County, Indiana, which per survey dated April 18, 2001, the above is to be known as proposed Lot 4, Cypress Equities Phase III.

Parcel 2:

Easements for Access, Drainage/Water Detention and Utilities for the benefit of Parcel 1 as created under Construction, Operation and Reciprocal Easement Agreement dated February 1, 2001 and recorded February 1, 2001, as Document No. 2001 007499 and re-recorded April 17, 2001, as Document No. 2001 027823, as modified by First Amendment to Construction, Operation and Reciprocal Easement Agreement dated June 18, 2001 and recorded June 19, 2001, as Document No. 2001 047654.

Benefits, if any, contained in Partial Assignment and Assumption of Pylon Sign Rights (AutoNation) dated June 18, 2001 and recorded June 19, 2001, as Document No. 2001 027656, executed by Cypress/Merrillville, Ltd., a Texas limited partnership (Developer) and AutoNation USA Corporation, a Florida Corporation (AutoNation).

c). Benefits, if any, contained in Partial Assignment and Assumption of Pylon Sign Rights (Babies ‘R’ Us) dated June 18, 2001 and recorded June 19, 2001, as Document No.

2001 048136, executed by Cypress/Merrillville, Ltd., a Texas limited partnership (Developer) and Baby Superstore, Inc., a South Carolina Corporation (Babies ‘R’ Us).

LEGAL DESCRIPTION

TRU #

KY-8903

CTIC-NY-CSU #

1209-04053

Real property in the City of Florence, County of Boone, State of Kentucky, described as follows:

Situated in Florence, Boone County, Kentucky, and being a parcel of land lying on the Southwesterly side of Connector Drive and being more particularly described as follows:

Beginning at a point in the Southwesterly right-of-way line of Connector Drive, said point also being South 76°-04’-21” West, 20.01 feet from the centerline intersection of said Connector Drive and Plaza Boulevard; thence with the arc of a circle curving to the left and having a radius of 275.00 feet, a distance of 180.10 feet, the chord of which is South 55°-14’-59” West, 176.90 feet; thence South 36°-29’-17” West, 91.11 feet; thence North 49°-20’-43” West, 300.00 feet; thence North 40°-39’-17” East, 77.00 feet; thence North 49°-20’-43” West, 325.78 feet; thence North 31°-29’-17” East, 83.77 feet, thence North 31°-27’-17” East, 101.12 feet; thence North 82°-50’-20” East, 154.73 feet; thence North 63°-29’-04” East, 146.00 feet to a point in aforesaid Connector Drive Southwesterly right-of-way line; thence with said right-of-way, the following four courses: South 26°-30’-56” East, 266.30 feet, South 24°-03’-30” East, 268.48 feet; South 17°00’-56” East, 47.71 feet; and South 12°-15’-43” West, 5.25 feet to the point of beginning. Containing 5.224 acres of land. Subject to legal highways and easements of record.

Easement Parcel No. 1

An access easement set out in Declaration of Access and Easement Agreement dated January 10, 1984 and recorded in Easement Book 11, Page 220, as modified by Modification of Easements dated September 17, 1984 and recorded in Easement Book 13, Page 92, more particularly described as follows:

60 feet in width by parallel lines to the South East of a line lying on the Southwesterly side of Mall Road in Florence, Boone County, Kentucky, being more particularly described as follows:

Commencing at point in the Southwesterly right-of-way line of Mall Road, said point also being the most Northeasterly corner of Lot 6 of Florence Plaza C.M. Section 2, and running thence S. 12°-15’-43” E., along the Southwesterly right-of-way line of Mall Road, a distance of 80.87 feet to a point; thence S. 81°-19’-53” E., a distance of 46.84 feet, to a point; thence S, 81°-40’-07” W., a distance of 260 feet, to a point; thence S. 8°-19’-53” E., along the Southwesterly right-of way line of Connector Drive, a distance of 120.28 feet, to a point; thence S, 7°-30’-56” E., a distance of 267.14 feet, to a point to the point of beginning such line being thence S. 37°-40’-14” W., a distance of 555.67 feet to a point.

Easement Parcel No. 2

Easement set out in Cross-Easement Agreement dated January 10, 1984 and recorded in Easement Book 11, Page 205, as modified by Modification of Easements dated September 17, 1984 and recorded in Easement Book 13, Page 92.

Easement Parcel No. 3

Easement set out in Reciprocal Easement and Operating Agreement dated May 10, 1984 and recorded in Easement Book 12, Page 187.

LEGAL DESCRIPTION

TRU #

LA-7026

CTIC-NY-CSU #

1209-04053

Real property in the City of Lafayette, County of Lafayette, State of Louisiana, described as follows:

That certain tract or parcel of land located in Sections 68 and 71, Township 10 South, Range 4 East, City and Parish of Lafayette, Louisiana, and being known and designated as Lot 3 of Acadian Square Shopping Center as shown on a plat of survey prepared by C. H. Fenstermaker & Associates, Inc., dated February 21, 1990, finally revised April 23, 1990, which plat is recorded as Act No. 90-11719 in the Lafayette Parish Clerk of Court’s Office. Said Lot contains 4.399 acres of land.

Together with benefits contained in that Reciprocal Easement and Operation Agreement by and among CAP Lafayette Investors Limited Partnership, Toys “R” US, Inc. and Lowe’s Home Centers, Inc. recorded May 1, 1990 under Registry No. 90-12433, as amended by First Amendment to Reciprocal Easement and Operation Agreement recorded January 29, 1993 under Registry No. 93-003289, as amended by Second Amendment to Reciprocal Easement and Operation Agreement by and among CAP-Lafayette Investors Limited Partnership, Toys “R” US, Inc., Lowe’s Home Centers, Inc. and Circuit City Stores, Inc. recorded under Registry No. 94-10707, as amended by Third Amendment to Reciprocal Easement and Operation Agreement by and among Concordia-Lafayette, LLC, (successor-in-interest to CAP-Lafayette Investors Limited Partnership), TRU Properties, Inc., (successor-in-interest to Toys “R” US, Inc., Lowe’s Home Centers, Inc., Circuit Investors Matteson Limited Partnership, (successor-in-interest to Circuit City Stores, Inc.) and Circuit City Stores, Inc. recorded October 2, 1996 under Registry No. 96-36248, as further amended by Fourth Amendment to Reciprocal Easement and Operation Agreement by and among KIMCO Acadian 670, Inc., (successor-in interest to Concordia-Lafayette, LLC), Concordia-Lafayette, LLC (successor-in-interest to Lowe’s Home Centers, Inc. and CAP-Lafayette Investors Limited Partnership), TRU Properties, Inc. (successor-in-interest to Toys “R” Us, Inc.) and Circuit City Stores, Inc. recorded April 2, 1998 under Registry No. 98-013048 of the Conveyance Records of Lafayette Parish, Louisiana.

LEGAL DESCRIPTION

TRU #

MA-6383

CTIC-NY-CSU #

1209-04053

Parcel One:

All that certain premises and proportionate interest in and to The Marketplace at Braintree Condominium, a Condominium in Braintree, Norfolk County, Massachusetts, more particularly described as follows:

Unit 6 of The Marketplace at Braintree Condominium together with an undivided percentage of the common elements therein as established by the Master Deed dated January 28, 1997 and recorded with the said Deeds in Book 11683, Page 457, as amended of record.

Parcel Two:

Together with the benefit of the non-exclusive appurtenant easements set forth in the following instruments, and subject to the terms and provisions thereof:

Deed from Grossman Industrial Properties, Inc., to Reuben A. Grossman et als, Trustees of the Union Circle Realty Trust, dated September 10, 1963 and recorded with said Deeds in Book 4105, Page 413, as revised by Agreement dated March 14, 1979 and recorded in Book 5676, Page 286, as further affected by Termination of Easement recorded in Book 22131, Page 216.

Deed from Grossman Industrial Properties, Inc. to Evans Products Company, dated February 7, 1980 and recorded with said Deeds in Book 5705, Page 347.

C. Assignment of Easement Right from Grossman Industrial Properties, Inc. to Evans Products Company dated February 7, 1980 and recorded with said Deeds in Book 5705, Page 351.

Agreement by and among Evans Products Company, Grossman Industrial Properties, Inc., Bernard D. Grossman, et al, Trustees of Grossman Associates Trust, Valle’s Steak House of Braintree, Inc., Boston Five Cents Savings Bank, and South Boston Sayings Bank, dated February 7, 1980 recorded with said Deeds in Book 5705, Page 326.

Grants by the Massachusetts Bay Transportation Authority recorded in Book 5705, Pages 371, 377 and 379.

Deed from Grossman Industrial Properties, Inc. to Evans Products Company, dated February 7, 1980, recorded in Book 5705, Page 353.

Grant of access road easement from High Country Investor, Inc. d/b/a Hilltop Steakhouse & Marketplace recorded in Book 22131, Page 197 but subject to the terms and provisions of said easement.

NOTE: As hereinafter used “recorded” shall mean “recorded with the Norfolk County Registry of Deeds”.

LEGAL DESCRIPTION

TRU #

MA-6388

CTIC-NY-CSU #

1209-04053

Parcel One:

All that certain parcel of land located at South Washington Street and Allen Avenue, in the Town of North Attleborough, County of Bristol (Northern District), Commonwealth of Massachusetts, and is more particularly described as Lot 1 of “Plan of Land in North Attleborough, Massachusetts” dated July 30, 1998 prepared by Tilton and Associates, Inc. and recorded on October 9, 1998 and Plan Number 499, more particularly bounded and described as follows:

(Portion of Assessor’s Map 27 Lot 141)

A certain parcel of land situated on the westerly sideline of South Washington Street-U.S. Route 1, in the Town of North Attleborough, County of Bristol, Commonwealth of Massachusetts, bounded and described as follows:

Beginning at a point on the westerly sideline of South Washington Street-U.S. Route 1, also known as Boston Providence Turnpike. Said point being N 78° 54’ 42” W, a distance of fifty-five and zero hundredths feet (55.00’) and opposite baseline station 97+29.99 on the layout of 1998 No. 7441; thence running

S 11 degrees 05’ 18” W

A distance of one hundred thirty-nine and sixty-three hundredths feet (139.63’) to the true point of beginning; thence running;

S 11 degrees 05’ 18” W

A distance of three hundred ninety-eight and forty-four hundredths feet (398.44’) to a point, the previous two (2) courses abutting the westerly sideline of the layout of 1998 No. 7441 of said street; thence running;

N 78 degrees 54’ 42” W

A distance of seven hundred seventeen and zero hundredths feet (717.00’) to a point, said course abutting lands now or formerly of Arlene A. Hickey and Snowmass Inc., thence running;

N 11 degrees 05’ 18” E

A distance of three hundred twenty-two and forty-four hundredths feet (322.44’) to a point; thence running;

S 78 degrees 54’ 42” E

A distance of fifty-three and zero hundredths feet (53.00’) to a point; thence running;

N11 degrees 05’ 18” E

A distance of three hundred twenty-two and forty-four hundredths Poet (322.44’) to a point; thence running;

S 78 degrees 54’ 42” E

A distance of fifty-three hundredths feet (53.00’) to a point; thence running;

N 11 degrees 05’ 26” E

A distance of ninety-four and zero hundredths fed (94.00’) a point; thence running;

S 78 degrees 54’ 42” E

A distance of two hundred eighty-eight and zero hundredths feet (288.00’) to a point; thence running;

S 11 degrees 05’ 18” W

A distance of eighteen and zero hundredths feet (18.00’) to a point; thence Wig;

S 78 degrees 54’ 42” E

A distance of three hundred seventy-five and zero hundredths feet (375.00’) to the true point of beginning, the previous six (6) courses running over land now or formerly of Dayton Hudson Corporation and abutting Lot 2.

The above described parcel of land contains an area of two hundred thousand eight hundred thirty-five and five hundred five thousandths square feet (286,835.505 sq, ft) or six and five hundred eighty-five thousands acres, (6,585 acres) and is more particularly shown as Lot 1 on a plan entitled: “Plan of Land in North Attleborough, Massachusetts” prepared for Dayton Hudson Corporation, Seale 1 “-W’, dated May 30, 1998, prepared by Tilton & Associates, Inc.

Parcel Two:

Together with the non-exclusive rights, benefits and easements on and over other property of the landlord to the extent granted unto tenant pursuant to the lease subject to and upon the terms, conditions, provisions and limitations contained in such lease.

LEGAL DESCRIPTION

TRU #

MA-6443

CTIC-NY-CSU #

1209-04053

Parcel One:

A portion of a certain parcel of land situated in the City of Everett, in the County of Middlesex and the Commonwealth of Massachusetss said land being shown as Lot 5 on a plan entitled “Plan of Land in Everett Massachsuetts prepared for DDRC Gateway, L.L.C.” Scale 1” = 160’ dated March 29, 1999 by Martinage Engineering Associates, Inc., Civil - Environmental Engineeers and Land Surveyors, 131 Main Street, Reading, Massachusetts 01867, which plan has been duly filed with the Engineering Department of the Commonwealth of Massachusetts Land Court Plan 18691-E and said portion of the land being located five hundred forty-six and 39/100 (549.36) feet southerly of the southerly sideline of the Revere Beach Parkway and being shown as the “Lease Area” on Exhibit B-1, sketch of lease area in Everett, Mass.” scale 1” + 120’, dated November 22, 2000 by Martinage Engineering Associates, Inc., Civil - Environmental Engineers and Land Surveyors, 131 Main Street, Reading, Massachusetts 01867. Said portion of the land (Lease area) being further bounded and described as follows:

Beginning at the northernmost corner of the lease area herein described, said point being located S 02° 26’ 16” W. a distance of five hundred forty-six and 39/100 (546.39’) feet from the southern sideline of the Revere Beach Parkway as shown on said Exhibit B-1;

thence running southeasterly by the remainder of Lot 5 (as shown on Land Court Plan 18691 E), S 49° 16’ 46” E, a distance of one hundred ninety seven and 33/100 (197.33’) feet to a point, said point being located S 52° 08’25” W, a distance of two hundred thirty-seven and 76/100 (237.76’) feet from the angle point on the Lot 5 property line at the land now or formerly of the Massachusetts Bay Transportation Authority as shown on said Exhibit B-1;

thence turning and running southwesterly, by the remainder of Lot 5 (as shown on Land Court Plan 18691 E), S 40° 43’ 14” E, a distance of one hundred sixty-seven and 33/100 (167.33’) feet to a point, said point being located N 49° 21’ 53” W., a distance of two hundred and 01/100 (200.01’) feet from the Lot 5 property line at the land now or formerly of the Massachusetts Bay Transportation Authority as shown on said Exhibit B-1;

thence turning and running northwesterly, by the remainder of Lot 5 (as shown on Land Court Plan 18691 E), N 49° 16’ 46” W, a distance of one hundred ninety-seven and 33/100 (197.33’) feet to a point;

thence turning and running northeasterly, by the remainder of Lot 5 (as shown on Land Court Plan 18691 E), N 40° 43’ 14” E, a distance of one hundred sixty-seven and 33/100 (167.33) feet to the point of beginning.

Said lease area containing thirty-three thousand and twenty (33,020 S.F.) square feet more or less and being subject to any and all easements and restrictions of record or otherwise.

Parcel Two:

Together with the no-exclusive rights, benefits and easements on and over other property of the landlord to the extent set forth in the “Lease” as defined herein.

LEGAL DESCRIPTION

TRU #

MA-7520

CTIC-NY-CSU #

1209-04053

(revised 11/19/09 by RL)

Parcel A

ALL THAT TRACT OR PARCEL OF UNREGISTERED LAND LYING OR BEING ON THE NORTHWESTERLY SIDE OF CRANBERRY ROAD AND THE SOUTHEASTERLY SIDE OF GALLEN ROAD IN THE TOWN OF KINGSTON IN PLYMOUTH COUNTY, MASSACHUSETTS, being more particularly described as follows:

Beginning at a point of tangency in the northwesterly line of said Cranberry Road; thence

S 25° 21’ 12” W a distance of eighty-six and seventeen hundredths feet (86.17’) to a Capped Iron Rod; thence

BY A CURVE having a radius of thirty-two and two hundredths feet (32.02’) and curving to the right a distance of fifty-seven and thirty-seven hundredths feet (57.37’), and having a central angle of one hundred two degrees, thirty-nine minutes, and eighteen seconds (102 ° 39’ 18”) to a concrete bound with an iron rod; thence

N 52° 22’ 27” W a distance of one hundred ten and no hundredths feet (110.00’) to a concrete bound with an iron rod; thence

N 85° 09’49” W a distance of one hundred eleven and thirteen hundredths feet (111.13’) to a point of curvature; thence

BY A CURVE having a radius of three hundred and no hundredths feet (300.00) and curving to the left a distance of three hundred four and eighty-three hundredths feet (304.83’), and having a central angle of fifty-eight degrees, thirteen minutes, and four seconds (58° 13’ 04”) to a concrete bound with an iron rod; thence

S 36° 37’ 07” W a distance of one hundred thirty-four and seven hundredths feet (134.07’), passing through a canned iron rod to a point in the northeasterly line of land N/F of Gallen Road Realty Trust, the previous six (6) courses being by land n/f of Independence Mall Group; thence

N 27° 27’ 15” W a distance of three hundred sixty-six and eighty-four hundredths feet (366.84’) to a point on a curve in the southeasterly line of said Gallen Road, the previous course being by said land n/f of Gallen Road Realty Trust;

BY SAID CURVE having a radius of seven hundred seventy-five and no hundredths feet (775.00’) and curving to the right a distance of one hundred fifteen and one hundredth feet (115.01) and having a central angle of eight degrees, thirty minutes, and eleven seconds (08° 30’ 11 “) to a point of tangency in said southeasterly line of Gallen Road; thence

N 67° 00’ 00” E a distance of four hundred sixty-three and four hundredths feet (463.04’) to a corner of land n/f of Cranberry Road Trust, the previous two courses being by said Gallen Road; thence

S 23° 38’ 37” E a distance of one hundred thirty-two and five hundredths feet (132.05’) to a point; thence

S 65° 37’ 23” W a distance of seven and eighty-four hundredths feet (7.84’) to a point, the previous two (2) courses being by said land n/f of Cranberry Road Trust; thence

N 24° 22’ 37” E a distance of forty-one and twenty-one hundredths feet (41.21) to a point; thence

N 65° 37’ 23” E a distance of forty-eight and twenty-four hundredths feet (48.24’) to a point;

N 24° 22’ 37” W thence a distance of forty-one and twenty-one hundredths feet (41.21) to a point; thence

S 65° 37’ 23” W a distance of twenty-seven and forty-eight hundredths feet (27.48’) to a point; thence

S 24° 22’ 37” E a distance of one hundred thirteen and thirty-six hundredths feet (113.36) to a point; thence

N 78° 59’38” E a distance of three hundred six and ninety-two hundredths feet (306.92’) to a point in the northwesterly line of said Cranberry Road, the previous three (3) courses being by said land n/f of Cranberry Road Trust; thence

S 24° 52’ 23” W a distance of one hundred thirty and twenty-six hundredths feet (130.26’), by said northwesterly line of Cranberry Road to the point of beginning.

The above described parcel of land contains an area of 190,247 square feet, more of less, and is more particularly shown on a plan entitled “Lot Line Adjustment Plan of Land in Kingston, Plymouth County, Mass, owned by John R. Hamilton, Jr., Trustee Prepared for Toys “R” Us-Mass., Inc.” dated April 30, 1990, by Associated Engineers of Plymouth, Inc., recorded with the Plymouth County Registry of Deeds as Plan No. 379 of 1990.

Together with the benefit of an easement reserved in a deed dated May 15, 1990, recorded in Book 9780, Page 343, subject to and upon the terms, conditions, provisions and limitations therein.

LEGAL DESCRIPTION

TRU #

MA-7522

CTIC-NY-CSU #

1209-04053

(rev 11/19/09 by RL)

A certain parcel of land, shown on a plan referenced hereinafter, situated in the City of Brockton, County of Plymouth and Commonwealth of Massachusetts, being more particularly bounded and described as follows:

Beginning at the northwest corner of the described premises on the easterly line of Campanelli Industrial Drive, said point being marked by an iron rod; thence run N 79° 01’ 28” E by land of Robert Snider Four Hundred Fifteen and 21/100 (415.21) feet to an iron rod; thence run S 2° 56’ 04” E Fifty and 50/100 (50.50) feet to an iron rod; thence run S 1° 08’ 20” E One Hundred Sixty and 02/100 (160.02) feet to an iron rod; thence run S 35° 11’ 24” W One Hundred Sixty Eight and 81/100 (168.81) feet to an iron rod; thence run S 1° 03’ 49”, E Sixty Five and 00/100 (65.00) feet to an iron rod; thence run S 54° 11’ 38” E Sixty Six and 25/100 (66.25) feet to an iron rod; thence run S 1° 03’ 49” E Sixty Six and 33/100 (66.33) feet to a point, the previous Six (6) courses by Lot 1 on said plan; thence run S 85° 06’ 09” W Three Hundred Twenty Eight and 39/100 (328.39) feet to a point; thence run N 49 53’ 51” W Seven and 07/100 (7.07) feet to a point on the easterly line of said Campanelli Industrial Drive, the previous two (2) courses by Parcel B on said plan; thence run N 4° 53’ 51” W by said easterly line of Campanelli Industrial Drive Four Hundred Sixty Four and 57/100 (464.57) feet to the point of beginning.

The described parcel of land contains 4.0349 acres, more or less, and is shown as Lot 2A on a plan entitled “Plan of Land in Brockton, Massachusetts prepared for Toys “R” Us, Scale: 1” = 40’, dated July 16, 1991,” prepared by J.K. Holmgren & Associates, Inc., said plan is recorded as Plan Number 412 of 1991 in the Plymouth County Registry of Deeds.

Together with the benefit of the reservation of easements set forth in deed dated July 29, 1991 and recorded in Book 10403, Page 219.

Together with the benefit of the easement with respect to streets and ways as set forth in Grant of Easement from Raymond A. Mucci to G Brockton Industrial Park, Inc., dated April 30, 1959, recorded in Book 2697, Page 42.

NOTE:

As herein used, “recorded” shall mean “recorded with the Plymouth County Registry of Deeds.

LEGAL DESCRIPTION

TRU #

MA-7524

CTIC-NY-CSU #

1209-04053

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN BRISTOL COUNTY, MASSACHUSETTS, being more particularly described as follows:

Certain parcels of land situated in North Attleborough, Bristol County, Massachusetts described as follows:

Parcel A-1 as per Deed Book 4764, Page 50:

Lots 1, 2 and 4 shown on “Definitive Plan of Land Whispering Park in North Attleborough Massachusetts Prepared for Toys “R” Us” dated December 3, 1990 by SMR Surveying & Engineering, Inc., recorded with Bristol North District Deeds, Plan Book 312, Pages 46 and 47.

Parcel A-2:

Together with those easements and rights of way granted by Deed dated 7/15/91, recorded 7/18/91 in Book 4764, Page 50, subject to and upon the terms, conditions, reservations, provisions and limitations therein.

Parcel B as per Deed book 4764, Page 56:

Lot 1 shown on “Definitive Plan of Land Seven Mile Park in North Attleborough Massachusetts Prepared for Attleborough Realty Trust” dated November 30, 1990 by SMR Surveying & Engineering, Inc., recorded in Plan Book 312, Pages 58 and 59.

Note:

As herein used, “recorded” shall mean “recorded with the Bristol North District Registry of Deeds.”

LEGAL DESCRIPTION

TRU #

MA-7534

CTIC-NY-CSU #

1209-04053

Parcel A:

That certain parcel of land situated in Dartmouth, Bristol County, Massachusetts bounded and described as follows:

Beginning at a point in the northerly sideline of State Road, Route 6, said point being located north 84° 26’ 43” west 180.04 feet from the point of beginning of the 17.54, acre parcel described herein, thence;

North 05° 33’ 17” East, 54.02 feet to a point in the lease parcel to be described; thence

North 78° 53’ 08” West, 338.10 feet to a point; thence

By a curve to the right having a radius of 100.00 feet a distance of 100.36 feet to a point; thence North 68° 36’ 52” East, 322,00 feet to a point; thence South 21 ° 23’ 08” East, 40.00 feet to a point; thence North 68° 36’ 52” East, 320.00 feet to a point; thence South 09°, 17’48” East, 182.78 feet to a point; thence South 40° 23’ 08” East, 50.00 feet to a point; thence South 68° 36’ 52” West, 288.58 feet to the first named point in the lease parcel. Containing 117,670 square feet more or less,

Parcel B:

Together with the rights contained in that certain Easement Agreement by and between Dartmouth Market Place Associates and Natick Second Realty Corp., CJS Associates, CJS Realty Trust and Towne Center West Associates dated January 31, 1996 recorded in Book 3621, Page 130, subject to and upon the terms, conditions, provisions and limitations therein.

Common Areas — As to Toys “R” Us Leaseholds only:

Together with the non-exclusive rights, benefits and easements on and over other property of landlord to the extent granted unto tenant pursuant to the lease, subject to and upon the terms, conditions, provisions and limitations contained in such lease.

Note:

As herein used, “recorded” shall mean “recorded with the Bristol South District Registry of Deeds.”

LEGAL DESCRIPTION

TRU #

MD-6414

CTIC-NY-CSU #

1209-04053

PARCEL A:

BEING KNOWN AND DESIGNATED as Parcel JJJJ containing 3.67308 acres, more or less, as shown on the Plat entitled “WESTFARM TECHNOLOGY PARK”, which Plat is recorded among the Land Records of Montgomery County, Maryland, in Plat Book 199 at Plat No. 21484. The improvements thereon being known as No. 12012 Plum Orchard Road.

PARCEL B:

TOGETHER WITH and subject to the easements, rights and benefits appurtenant to Parcel JJJJ, WestFarm Technology park created by the Operation and Easement Agreement recorded among the Land Records of Montgomery County, Maryland, in Liber 15041 folio 376, as amended in Liber 15250, folio 132.

PARCEL C:

Together with the benefits of that certain Declaration of Covenants, Conditions and Restrictions for Administration of the Development Administration Agreement recorded in Liber 13015 folio 62 subject to and upon the terms, conditions, provisions and limitations therein.

PARCEL D:

Together with the benefits of that certain Covenant to Transfer Density, recorded in Liber 13015 folio 616, subject to and upon the terms, conditions, provisions and limitations therein.

PARCEL E:

Together with the benefits of that certain Operation and Easement Agreement, recorded in Liber 15041 folio 376 and amended in Liber 15250.

LEGAL DESCRIPTION

TRU #

MD-8336

CTIC-NY-CSU #

1209-04053

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN ANNE ARUNDEL County, MARYLAND, being more particularly described as follows:

Parcel A:

BEGINNING for the same at an iron pipe found on the south side of Maryland Route #450 and at the northeast corner of Parcel One of the conveyance from Baldwin Service Investors, et al, to Rhoda L. Baldwin, by deed dated January 30, 1984 and recorded among the Land Records of Anne Arundel County, Maryland in Liber 3690 Page 785; said point of beginning being further located at the same beginning point as in Exhibit “A” of the Deed of Trust by and between Rhoda L. Baldwin and Dana E. Tydings and Alice A. Steely, dated October 18, 1989 and recorded among the said Land Records in Liber 4952 Page 446;

THENCE running from said beginning point, so fixed, leaving said Maryland Route 450, and with the South 19° 44’ 16” West 320.28 foot line of Parcel One of the said conveyance recorded in Liber 3690 Page 785 and also with the East line of Parcel Three of the conveyance from Mowbray Bowen and Hazel S. Bowen, his wife, to Rhoda L, Baldwin, by deed dated June, 1985 and recorded among the Land Records or Anne Arundel County, Maryland in Book 3908 Page 198, and also with the North 27° 26’ East 47.5 foot line of Parcel Two of said conveyance, reversely, and also running with the outlines of Exhibit “A” of the above mentioned Deed of Trust, and running along the east side of a 40 foot right-of-way, and with bearings referred to Maryland Grid North, South 19° 47’ 15” West 396.95 feet to a P.K. Nail set at the end of the South 72° 38’ East 76.9 foot line of Parcel Two of the said conveyance recorded in Book 3908 Page 198;

THENCE with said line, reversely, and also with the North 73° 34’ West 225 foot line of Parcel One of the said conveyance recorded in Book 3908 Page 198, and crossing the southern end of the said 40 foot right-of-way, North 81° 06’ 40” West 301.58 feet to an Iron pipe found at the beginning of the North 02° 22” East 69.0 foot line of said Parcel One (Book 3908 Page 198);

THENCE with said line, and also with the west line of said Parcel Three (Book 3908 Page 198), and still continuing with the outlines of said Exhibit “A”, (Liber 4952 Page 446), North 05° 43’ 24” West 99.38 feet to an iron pipe found at the beginning of the North 05° 04’ 54” West 330.00 foot line of Parcel One of the said conveyance in Liber 3690 Page 785;

THENCE with said line, North 05° 05’ 02” West 330.00 feet to an iron pipe found at the end of said line; said iron pipe also being in the west outline of the conveyance from F.G.B.

Incorporated to Frank G. Baldwin Jr., by deed dated December 6, 1965 and recorded among the said Land Records in Book 1929 Page 314;

THENCE with the part of said west outline, North 05° 05’ 02” West 112.30’ to an Iron pipe set on the south side of Maryland Route 450;

THENCE with the same and with the arc of a curve to the right, having a radius of 450.0’ and a chord bearing and distance of South 68° 44’ 52” East 35.27’ for an arc length of 35.28’ to an iron pipe set at a point of tangency;

THENCE continuing along the south side of said Maryland Route #450, South 66° 30’ 44” East 115.89’ to an iron pipe found at the end of the North 23° 29’ 16” East 100.00 foot line of said Parcel One of the said conveyance recorded in Liber 3690 Page 785;

THENCE still with the south side of said Maryland Route #450 South 66° 30’ 44” East 29.22 feet to an iron pipe and South 65° 46’ 48” East 345.93 feet to the place of beginning;

BEING the same lot of ground which is described separately as Parcel 1(a) and Parcel 1(b) in Exhibit B attached hereto.

SUBJECT TO the use in common with others of the 40-foot right-of-way more fully described in Liber 2460, folio 727.

EXHIBIT B

Parcel 1(a):

BEGINNING for the same at an iron pipe set on the south side of Maryland Route 450 and at the end of the North 23° 29’ 16” East 100.00 foot line of Parcel One of the conveyance from Baldwin Service Investors, of al, to Rhoda L. Baldwin, by deed dated January 30, 1984 and recorded among the Land Records of Anne Arundel County, Maryland in Liber 3090 Page 785;

THENCE running from the place of beginning so fixed and leaving said Maryland Route 450, and with the outlines of said Parcel One, reversely, South 23° 29’ 16” West 100.00’ to an iron pipe set and North 660 30’ 44” West 97.43’ to an Iron pipe found in the west outline of the conveyance from F.G.B. Incorporated to Frank G. Baldwin, Jr., by deed dated December 6, 1965 and recorded among the Land Records of Anna Arundel County, Maryland in Book 1929 Page 314;

THENCE with part of said west outline and having said Parcel One, North 05° 05’ 02” West 112.30’ to an iron pipe set on the south side of said Maryland Route 450;

THENCE with the south side of said Maryland Route 450 and with the arc of a curve to the right, having a radius of 450.00’, and a chord bearing and distance of South 68° 44’ 52” East 35.27’ for an arc length of 35.28’ to an iron pipe set a point of tangency;

THENCE continuing along the south side of said Maryland Route 450, South 66° 30’ 44” East 115.89’ to the place of beginning.

BEING the remainder of the above mentioned conveyance from F.G.B Incorporated to Frank G. Baldwin Jr. by deed dated December 6, 1965 and recorded among the Land Records of Anne Arundel County, Maryland in Book 1929 Page 314.

Parcel 1(b):

BEGINNING for the same at an iron pipe found on the south side of Maryland Route #450 and at the northeast corner of Parcel One of the conveyance from Baldwin Service Investors, et al, to Rhoda L. Baldwin, by deed dated January 30, 1984 and recorded among the Land Records of Anne Arundel County, Maryland in Liber 3690 Page 785; said point of beginning being further located at the same beginning point as in Exhibit “A” of the Deed of Trust by and between Rhoda L. Baldwin and Dana E. Tydings and Alice A. Steely, dated October 18, 1989 and recorded among the said Land Records in Libor 4952 Page 446;

THENCE running from said beginning point, so fixed, leaving said Maryland Route 450, and with the South 19° 44’ 16” West 320.28 foot line of Parcel One of the said conveyance recorded in Liber 3690 Page 785 and also with the East line of Parcel Three of the conveyance from Mowbray Bowen and Hazel S. Bowen, his wife, to Rhoda L. Baldwin, by deed dated June, 1985 and recorded among the Land Records of Anne Arundel County, Maryland in Book 3908 Page 190, and also with the North 27° 26’ east 47.5 root line of Parcel Two of said conveyance, reversely, and also running with the outlines of Exhibit “A” of the above mentioned Deed of Trust, and running along the east side of a 40 fool right-of-way, and with bearings referred to Maryland Grid North, South 19° 47’ 15” West 396.95 feet to a P.K. Nail set at the end of the South 72° 38’ East 76.9 foot line of Parcel Two of the said conveyance recorded in Book 3908 Page 198;

THENCE with said line, reversely, and also with the North 73° 34’ West 225 foot line of Parcel One of the said conveyance recorded in Book 3908 Page 198, and crossing the southern end of the said 40 foot right-of-way, North 81° 06’ 40” West 301.58 feet to an iron pipe found at the beginning of the North 02° 22’ East 69.0 foot line of said Parcel One (Book 3908 Page 198);

THENCE with said line, and also with the west line of said Parcel Three (Book 3908 Page 198), and still continuing with the outlines of said Exhibit “A”, (Libor 4952 Page 446), North 05° 43’ 24” West 99.38 feet to an iron pipe found at the beginning of the North 05° 04’ 54” West 330.00 foot line of Parcel One of the said conveyance in Liber 3690 Page 785;

THENCE with said line, North 05° 05’ 02’ West 330.00 feet to an iron pipe found at the end of said line;

THENCE continuing with the outlines of Parcel One of the said conveyance in Liber 3690 Page 785, and still continuing with the outlines of said Exhibit “A” (Libor 4952 Page 446), South 66° 30’ 44” East 97.43 feet to an iron pipe sot and North 23° 29’ 16” East 100.0 feet to an iron pipe found on the south side of Maryland Route 450;

THENCE with the same, South 66° 30’ 44” East 29.22 feet to an iron pipe and South 65° 46’ 48” East 345.93 feet to the place of beginning.

BEING all of Parcel One of the above mentioned conveyance from Baldwin Service Investors, et al, to Rhoda L. Baldwin by deed dated January 30, 1984 and recorded among the Land Records of Anne Arundel County Maryland in Liber 3690 Page 785, and also being all of Parcel One, Parcel Two and Parcel Three of the conveyance from Mowbray Bowen and Hazel S. Bowen, his wife, to Rhoda L. Baldwin by deed dated June, 1985 and recorded among the said Land Records in Book 3908 Page 198. Also being all of Exhibit “A” of the Deed of Trust recorded among the said Land Records in Liber 4952 Page 446.

The above described being subject to and having the use in common with the others of the 40 foot right-of-way described in Liber 2460 Page 727.

Parcel B:

BEGINNING for the same at a concrete monument found on the northwest right-of-way line of the west connecting ramp to the Annapolis/Washington Expressway, U.S. Routes 50 and 301, as shown on Maryland State Roads Commission Plat #9914, said concrete monument also being at the same beginning point as in Parcel Two of the conveyance from Baldwin Service Investors, at al, to Rhoda L. Baldwin, by deed dated January 30, 1984 and recorded among the Land Records of Anne Arundel County, Maryland in Liber 3690 Page 785;

THENCE running from said beginning point, so fixed, leaving said right-of-way line, and running with the outlines of said conveyance, reversely, and as now found, and with bearings referred to Maryland Grid North, and running along the northwest right-of-way line of said ramp, South 24° 25’ 26” West 39.92’ to an iron pipe found at a point of curve;

THENCE with a curve to the right, having a radius of 325.00’, a delta angle of 16° 51’ 42” and a chord bearing and distance of South 32° 38’ 37” West 95.30’ for an arc length of 95.64’ to a concrete monument found;

THENCE leaving said right-of-way line, and continuing with the outlines of said conveyance, reversely, and as now found, North 77° 08’ 30” West 65.73’ to an iron pipe found, North 12° 51’ 30” East 30.00’ to an iron pipe found and North 77° 08’ 30” West 122.96’ to an iron pipe found;

THENCE still continuing with said conveyance, reversely, and with a curve to the left, having a radius of 55.00’, a delta angle of 65° 19’ 44” and a chord bearing and distance of North 15° 31’ 26” West 59.37’ for an arc length of 62.71 to a point of reverse curve;

THENCE with a curve to the right, having a radius of 25.00’, a delta angle of 67° 58’ 27” and a chord bearing and distance of North 14° 12’ 01” West 27.95’ for an arc length of 29.66’ to an iron pipe found at a point of tangency;

THENCE still continuing with the outlines of said conveyance, reversely, North 19° 47’ 15” East 75.47’ to an iron pipe found and South 65° 35’ 56” East 266.17’ to the place of beginning.

BEING all of Parcel Two of the above mentioned conveyance from Balwin Service Investors, et al, to Rhoda L. Baldwin, by deed dated January 30, 1984 and recorded among the Land Records of Anne Arundel County, Maryland in Liber 3690 Page 785.

BEING subject to the easement areas as shown on said Maryland State Roads Commission Plat #9914.

Parcel C:

TOGETHER with the benefits of that certain 37 foot right-of-way as mentioned in the said conveyance to Rhoda L Baldwin recorded in Liber 3690 Page 785 and as described as follows:

BEGINNING for the same at a concrete monument found on the northwest right-of-way line of the west connecting ramp to the Annapolis/Washington Expressway and at the same beginning point as in the above described 0.752 acres+/-;

THENCE running from said beginning point, so fixed, and with part of the last line of the above described 0.752 acres±, reversely, North 65° 35’ 56” West 37.00’ to an iron pipe found;

THENCE with the outlines of the herein described 37 foot right-of-way, as now found, North 24° 25’ 26” East 146.53’ to an iron pipe found at a point of curve;

THENCE with a curve to the left, having a radius of 43.00’, a delta angle of 90° 01’ 20”. and a chord bearing and distance of North 20° 35’ 14” West 60.82’ for an arc length of 67.56’ to a point of tangency;

THENCE North 65° 35’ 54” West 45.36’ to a P.K. Nail found and North 24° 24’ 06” East 43.60’ to a point located on the south side of Maryland Route 450;

THENCE with the same, South 57° 41’ 38” East 12.62’ to an “X” mark in concrete and South 57° 10’ 06” East 33.22’ to an iron pipe found at a point of curve;

THENCE with a curve to the right, having a radius of 80.00, a delta angle of 90° 01’ 20” and a chord bearing and distance of South 20° 35’ 14” East 113.15’ to a concrete monument found at a point of tangency on the northwest right-of-way line of the said west connecting ramp;

THENCE with said right-of-way line South 24° 25’ 26” West 146.52’ to the place of beginning.

BEING the 37 foot right-of-way mentioned in the said conveyance to Rhoda L Baldwin recorded In Liber 3690 Page 705 and as described in a conveyance to Humble Oil and Relining Company recorded in Liber 2301 Page 90. Subject to and upon the terms conditions, provisions and limitations of the instruments referenced herein.

Parcel D:

TOGETHER WITH the right of access between Parcels 1 and 2, hereinbefore described, and all other access rights and privileges granted pursuant to the Access and Parking Easement Agreement dated May 15, 1991, and recorded May 17, 1991, among the Land

Records of Anne Arundel County, Maryland, in Liber No. 5316, folio 874, by and between Annapolis Self-Storage Limited Partnership, a Maryland limited partnership, and Toys “R” Us, Inc., a Delaware corporation. Subject to and upon the terms conditions, provisions and limitations of the instruments referenced herein.

Parcel E:

TOGETHER WITH the easements (for drainage, etc.) and a 1 1 other rights and privileges granted pursuant to the Drainage Easement Agreement dated May 16, 1991, and recorded May 17, 1991, among the Land Records of Anne Arundel County, Maryland, in Liber No. 5317, folio 01, by and between Annapolis Self-Storage Limited Partnership, a Maryland limited partnership, and Toys “R” Us, Inc., a Delaware corporation. Subject to and upon the terms conditions, provisions and limitations of the instruments referenced herein.

LEGAL DESCRIPTION

TRU #

MD-8354

CTIC-NY-CSU #

1209-04053

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN BALTIMORE COUNTY, Maryland, being more particularly described as follows:

All those lots or parcels of ground situate in Baltimore County, Maryland and according to Survey Descriptions prepared by D. S. Thaler & Associates, Inc., dated February 27, 1981 and described as follows:

PARCEL A

BEGINNING for the first at a stone now found said stone being the end of the first line described in a Deed from the Estate of Loretta Gabardine to Leatric Seling and Eugene Leo Gabardine, dated August 14th,1972 and recorded among the Land Records of Baltimore County in Liber No. 5294, folio 981, thence running reversely with the first line of said Deed, South 21 degrees 28 minutes 40 seconds West 443.00 feet to intersect the northwest right-of-way line of Pulaski Highway 150 feet wide, thence running with said right-of-way line as shown on a Highway Right-of-way Plat recorded among the aforementioned Land Records in Liber No. 5259, folio 460, North 84 degrees 57 minutes 12 seconds West 206.51 feet, to intersect the northeast right-of-way line of Rossville Boulevard, 120 feet wide, thence running with said right-of-way line and a curve to the left 178.95 feet, said curve having a radius of 1205.92 feet, subtended by a chord, North 52 degrees 09 minutes 45 seconds West 178.79 feet to intersect the 5th line of the first mentioned Deed, thence running reversely with part of said 5th line and with the 4th, 3rd and 2nd lines of said Deed, North 44 degrees 48 minutes 20 seconds West 171.43 feet, thence, North 68 degrees 09 minutes 40 seconds East 360.14 feet, thence North 44 degrees 01 minutes 04 seconds East 180.00 feet to a point, South 59 degrees 27 minutes 20 seconds East 238.51 feet from a stone now found said stone being the end of the first line described in a Deed from Ernest Uebersax and Howard L. Wells to John A. Miller and Carrie Miller, his wife, dated December 3rd, 1938 and recorded among the aforementioned Land Records in Liber No. 1047, folio 462, thence, South 59 degrees 27 minutes 20 seconds East 198.00 feet to the place of beginning. Containing 3.947 acres of land, more or less, bearings based on magnetic meridian February, 1981. Being Parcel “A” as shown on a Survey Plat prepared by D. S. Thaler & Associates, Inc., dated February 27, 1981.

PARCEL B

BEGINNING for the second at a stone in the first line described in a Deed from the Estate of Loretta Gabardine to Leatrice Seling and Eugene Leo Gabardine, dated August 14th, 1972 and recorded among the Land Records of Baltimore County in Liber No. 5294, folio 981, said stone being South 21 degrees 28 minutes 40 seconds West 82.85 feet from the end of said first line, thence running with the second, third, fourth, fifth and first lines described in a Deed from Henry J. Bethke to Donald W. Knauff and Lena A. Knauff, dated May 15th, 1957 and recorded among the aforementioned Land Records in Liber No. 3160, folio 134, South 68 degrees 31 minutes 20 seconds East 75 feet, thence South 29 degrees 45 minutes 41 seconds West 137.20 feet, thence South 69 degrees 40 minutes 40 seconds West 40.00 feet, thence South 64 degrees 08 minutes 40 seconds West 37.50 feet to intersect the first line in the first mentioned Deed, thence running with part of said line, North 21 degrees 28 minutes 40 seconds East 190.00 feet to the place of beginning. Containing 0.236 acres of land, more or less. Being Parcel “B” as shown on a Survey Plat prepared by D. S. Thaler & Associates, Inc., dated February 27, 1981.

TOGETHER with a 12 foot right-of-way from said land to the Pulaski Highway along the first line in this description if extended to Pulaski Highway for ingress and egress.

PARCEL C

BEGINNING for the third at a stone found, said stone being the end of the first line described in a Deed from the Estate of Loretta Gabardine to Leatrice Seling and Eugene Leo Gabardine, dated August 14, 1972 and recorded among the Land Records of Baltimore County in Liber No. 5294, folio 981, said stone also being the end of the North 71 degrees 44 minutes 40 seconds West 310.00 foot line of Lot 2, as shown on Plat of Section 1, Plat 1 Subdivision Plat Rossville Industrial Park, said Plat recorded among the aforementioned Land Records in Plat Book O.T.G. No. 34, folio 79, thence running reversely with the North 71 degrees 44 minutes 40 seconds West 310.00 foot line of Lot 2 and the North 71 degrees 44 minutes 40 seconds West 34.91 feet and with part of the North 69 degrees 50 minutes 30 seconds West 54.08 foot line of Lot 4 on the aforementioned Plat, South 62 degrees 20 minutes 30 seconds East 344.91feet, thence South 60 degrees 26 minutes 20 seconds East 1.59 feet thence leaving the North 69 degrees 50 minutes 30 seconds West 54.08 foot line of Lot 4, South 21 degrees 28 minutes 40 seconds West 48.98 feet to intersect the northernmost right-of-way line of Pulaski Highway, thence running with said right-of-way line with a curve to the left having a radius of 2939.79 feet and a arc length of 416.44 feet subtended by a chord with a course of South 66 degrees 15 minutes 43 seconds West 416.09 feet to a triangular shaped piece of land Baltimore County acquired from H. J. Bethke, et ux, and shown on Baltimore County right-of-way Plat 66-210-60, thence running with the 70, more or less, foot line of said triangular shaped piece of land North 26 degrees 52 minutes 57 seconds West 68.74 feet to intersect the first line of the first mentioned Deed, thence running with said first line, North 21 degrees 28 minutes 40 seconds East 63.15 feet to the end of the fifth line described in a Deed from Henry J. Bethke to Donald W. and Lena A. Knauff, dated May 15th, 1957 and recorded among the aforementioned Land Records in Liber No. 31 60, folio 134, thence running reversely with said fifth line and with the fourth, third and second lines of said Knauff Deed, North 64 degrees 08 minutes 40 seconds East 37.50 feet, thence North 69 degrees 40 minutes 40 seconds East 40.00 feet, thence North 29 degrees 45 minutes 41 seconds East 137.20 feet thence North 68 degrees 31 minutes 20 seconds West 75.00 feet to a stone found in the first line of the first mentioned Deed, thence running with said first line, North 21 degrees 28 minutes 40 seconds East 82.85 feet to the place of beginning. Containing 1.567 acres of land, more or less, bearing based on magnetic meridian February 1981. Being Parcel “C” as shown on a Survey Plat prepared by D.S. Thaler & Associates, Inc., dated February 27, 1981.

PARCEL D

Together with the benefits of that certain Easement Agreement by and between John Charles Miller and Victoria Catherine Miller, his wife and Carrie Miller, and Toys “R” Us, Inc., dated December, 1981 and recorded among the Land Records of Baltimore County in Liber E.H.K. Jr. No. 6401 page 769, subject to the terms, conditions, provisions and limitations therein.

LEGAL DESCRIPTION

TRU #

MI-9249

CTIC-NY-CSU #

1209-04053

(revised 11/19/09 to add Tax Pcl ID)

Parcel I:

Unit 2, Woodridge Grove, a Condominium according to the Master Deed recorded in Liber 29727 on Pages 532 through 599, both inclusive, Wayne County Records, and designated as Wayne County Condominium Subdivision Plan No. 463, together with rights in general common elements and limited common elements, as set forth in the above described Master Deed and all amendments thereto; and as described in Act 59 of the Public Acts of 1978, as amended.

Parcel II:

Together with the benefits of that certain Storm Drainage Easement contained in Amended and Restated Declaration dated August 20, 1997 and recorded in the Wayne County Records (the Amended Declaration), subject to and upon the terms, conditions, provisions and limitations therein. An easement with the rights to discharge storm water and to use the pond for storm water detention in the following described area: Part of the Northeast 1/4 of Section 1, Town 1 South, Range 8 East, being more particularly described as commencing at the Fast 1/4 corner of said Section 1; thence South 88 degrees 29 minutes 37 seconds West, 1125.58 feet along the North sub line of “Windridge Subdivision”, according to the recorded plat thereof, as recorded in Liber 107 of plats, pages 27 through 33 inclusive, Wayne County Records; thence North 01 degrees 18 minutes 35 seconds East, 551.05 feet; thence North 88 degrees 41 minutes 25 seconds West, 35.40 feet to the point of beginning; thence south 38 degrees 46 minutes 02 seconds West, 41.30 feet; thence South 77 degrees 52 minutes 55 seconds West, 152.58 feet; thence South 84 degrees 18 minutes 06 seconds West. 121.27 feet; thence North 71 degrees 58 minutes 18 seconds West, 123.85 feet; thence North 53 degrees 45 minutes 55 seconds West, 112.46 feet; thence North 01 degrees 18 minutes 35 seconds East, 182.79 feet; thence North 79 degrees 38 minutes 45 seconds East, 31.62 feet; thence South 76 degrees 46 minutes 55 seconds East, 34.59 feet; thence South 66 degrees 57 minutes 49 seconds East, 18837 feet; thence South 80 degrees 22 minutes 36 seconds East, 30.07 feet; thence South 88 degrees 51 minutes 17 seconds East, 187.05 feet; thence South 82 degrees 40 minutes 26 seconds East, 38.18 feet; thence South 43 degrees 04 minutes 21 seconds East, 14.51 feet; thence South 01 degrees 18 minutes 35 seconds West, 11.12 feet to the point of beginning.

Parcel III:

Together with the benefits of that certain Easement for ingress and egress, as set forth in Non-Exclusive Access Easement dated August 8, 1997 and recorded on September 23, 1997 in Liber 29681, Page 2951, Wayne County Records, subject to and upon the terms, conditions, provisions and limitations therein, over the following described area: Part of the Northeast 1/4 Section 1 Town 1 South, Range 8 East, described as: Commencing at the East 1/4 corner of said Section. 1; thence South 88 degrees 29 minutes 37 seconds West, 60.10 feet; thence along the Westerly right of way line of Haggerty Road (right of way width varies) North 01 degrees 57 minutes 04 seconds East, 345.25 feet; thence North 03 degrees 59 minutes 26 seconds West, 304.22 feet to the Northeast corner of Unit 1; thence along the North sub line of said Windridge Subdivision, North 88 degrees 41 minutes 25 seconds West, 224.01 feet to the point of beginning; thence North 88 degrees 41 minutes 25 seconds West, 31.04 feet; thence along the arc of a curve to the left 118.83 feet, radius 229.85 feet, central angle 29 degrees 37 minutes 17 seconds, chord bears North 16 degrees 30 minutes 50 seconds West, 117.51 feet; thence along the arc of a curve to the left 43.66 feet, radius 30.00 feet, central angle 83 degrees 23 minutes 08 seconds, chord bears North 75 degrees 45 minutes 10 seconds West, 39.91 feet; thence North 28 degrees 51 minutes 40 seconds West, 28.82 feet; thence North 60 degrees 56 minutes 03 seconds East, 127.02 feet; thence North 60 degrees 56 minutes 39 seconds East, 98.98 feet; thence North 50 degrees 27 minutes 45 seconds East, 56.48 feet; thence North 69 degrees 52 minutes 48 seconds East, 46.68 feet; thence along the Westerly right of way line of Haggerty Road (right of way width varies), South 17 degrees 32 minutes 38 seconds East, 38.28 thence South 64 degrees 04 minutes 12 seconds West, 44.81 feet; thence South 63 degrees 34 minutes 36 seconds West, 67.01 feet; thence South 61 degrees 03 minutes 29 seconds West, 48.12 feet; thence South 44 degrees 46 minutes 44 seconds West, 26.06 feet; thence South 61 degrees 09 minutes 41 seconds West, 50.00 feet; thence along the are of a curve to the left 39.75 feet, radius 25.00 feet, central angle 91 degrees 05 minutes 42 seconds, chord bears South 15 degrees 36 minutes 50 seconds West, 35.69 feet; thence along the are of a curve to the right 6337 feet, radius 260.58 feet, central angle 13 degrees 57 minutes 50 seconds, chord bears South 22 degrees 57 minutes 07 seconds East, 63.42 feet; thence along the arc of a curve to the right 53.02 feet, radius 260.85 feet, central angle 11 degrees 38 minutes 44 seconds, chord bears South 10 degrees 08 minutes 49 seconds East, 52.93 feet; thence along the arc of a curve to the right 13.56 feet, radius 260.85 feet, central angle 02 degrees 58 minutes 46 seconds, chord bears South 02 degrees 50 minutes 04 seconds East, 13.56 feet to the point of beginning.

Parcel IV:

Together with the benefits of that certain Buffer Zone Easement Parcel contained in Amended and Restated Declaration dated August 20, 1997 and recorded in Wayne County Records, subject to and upon the terms, conditions, provisions and limitations therein. A buffer zone being the Fast 100.00 feet of the following described parcel: All that part of the Northeast 1/4 of Section 1, Town 1 South, Range 8 East, described as: Commencing at the East 1/4 corner of said Section l, which point is also the Northeast corner of Northville Country Estates Subdivision, as recorded in Liber 54, of plats, Page 32, Wayne County records; thence along the East and West 1/4 line of said Section 1, which line is also the Northerly line of said Northville Country Estates Subdivision and the Northerly line of Meadowbrook Estates Subdivision, as recorded in Liber 43, of plats, Page 97, Wayne County records, South 84 degrees 46 minutes 11 seconds West,

1125.59 feet to the point of beginning; thence continuing South 84 degrees 46 minutes 11 seconds West, 947.15 feet; thence North 01 degrees 08 minutes 46 seconds West, 834.43 feet; thence along the Southerly line of Springbrook Hills tract No. One, as recorded in Liber 35, of plats, Page 8, Wayne County Records, North 87 degrees 20 minutes 09 seconds East, 644.03 feet; thence along the Southerly extension of the East line of said Spring brook Hills Tract No. One, South 02 degrees 24 minutes 51 seconds Fast, 90.00 feet; thence North 87 degrees 35 minutes 09 seconds East, 283.52 feet; thence South 02 degrees 24 minutes 51 seconds East, 700.50 feet to the point of beginning.

Parcel V:

Together with the benefits of that certain Easements for storm sewers as set forth in Amended and Restated Declaration dated August 20, 1997 and recorded with Wayne County Records; further amended in First Amendment and Restated Declaration dated February 11, 1998, and recorded with Wayne County Records, subject to and upon the terms, conditions, provisions and limitations therein, over the following described area:

Storm sewer (off site) easement-outlet

A twenty (20.00) foot wide easement for storm sewer, the centerline of which is described as being located in part of the Northeast 1/4 of Section 1, Town 1 South, Range 8 East, being more particularly described as commencing at the East 1/4 corner of said Section 1; thence South 88 degrees 29 minutes 37 seconds West, 1125.58 feet along the North sub line of Windridge Subdivision, according to the recorded plat thereof, as recorded in Liber 107 of plats, Pages 27 through 33, Wayne County Records; thence North O1 degrees 18 minutes 35 seconds East 689.12 feet to the point of beginning; thence South 79 degrees 19 minutes 35 seconds West, 89.69 feet; thence South 23 degrees 50 minutes 42 seconds West, 18.41 feet to the point of ending.

Storm sewer (off site) easement-inlet

A twenty (20.00) foot wide easement for storm sewer, which is described as being located in part of the Northeast 1/4 of Section 1, Town 1 South, Range 8 East, being more particularly described as commencing at the East corner of said Section 1; thence South 88 degrees 29 minutes 37 seconds West, 1125.58 feet along the North subline of Windridge Subdivision, according to the recorded plat thereof, as recorded in Liber 107 of plats Pages 27 through 33, Wayne. County Records; thence North 01 degrees 18 minutes 35 seconds Fast 646.77 feet to the point of beginning; thence South 78 degrees 06 minutes 20 seconds West, 62.90 feet; thence North 11 degrees 53 minutes 40 seconds West, 20.00 feet; thence North 78 degrees 06 minutes 20 seconds East, 67.59 feet; thence South 01 degrees 18 minutes 35 seconds West, 20.54 feet to the point of beginning.

Parcel VI:

Together with the benefits of that certain declaration of Easements and Restrictions as disclosed in instrument recorded in Liber 29681, Page 2912, Wayne County Records. and is amended and restated in instrument recorded in Liber 29760, Page 218, Wayne County Records, also a First Amendment to the amended and restated declaration as disclosed in instrument recorded in Liber 31788, Page 238, Wayne County Records, subject to and upon the terms, conditions, provisions and limitations therein.

Parcel VII:

Together with the benefits, if any, of that certain Non-Exclusive Access Easement as disclosed in instrument recorded in Liber 29681, Page 2951, Wayne County Records, subject to and upon the terms, conditions, provisions and limitations therein.

Commonly known as: 20111 Haggerty Road, Northville, Michigan

Parcel #77-001-02-0002-000

LEGAL DESCRIPTION

TRU #

MI-9255

CTIC-NY-CSU #

1209-04053

(revised 11/19/09 to add Tax Pcl ID)

Parcel 1

Beginning at the East  1/4 corner of said Section 29, thence South 00 degrees 26 minutes West along the East line of said Section 29, a distance of 147.11 feet; thence South 73 degrees 33 minutes 05 seconds west parallel to and 50.0 feet North of the Northerly line of the recorded plat of Supervisor’s Plat No 4 a distance of 795.26 feet; thence North 00 degrees 31 minutes 20 seconds East a distance of 449.58 feet; thence North 73 degrees 33 minutes 05 seconds East 794.74 feet; thence South 00 degrees 28 minutes 20 seconds West along said East line 302.32 feet to the place of beginning.

Now assessed as:

A parcel of land beginning at the East  1/4 corner of Section 29; thence South 00 degrees 26 minutes West along East line 147.11 feet; thence South 73 degrees 33 minutes 05 seconds West parallel to and 50.01 feet North of the Northerly line of Supervisors Flat No 4 795.26 feet; thence North 00 degrees 31 minutes 20 seconds East 449.58 feet; thence North 73 degrees 33 minutes 05 seconds East 794.74 feet; thence South 00 degrees 28 minutes 20 seconds West 302.32 feet to the place of beginning. Except a parcel of land beginning South 00 degrees 26 minutes West 147.11 feet and West 73 degrees 33 minutes 05 seconds West 795.26 feet and North 00 degrees 31 minutes 20 seconds East 286.81 feet and South 89 degrees 29 minutes 53 seconds East 49.81 feet from the East  1/4 corner of Section; thence North 00 degrees 30 minutes 07 seconds East 147 feet; thence South 89 degrees 29 minutes 53 seconds East 217 feet; thence South 00 degrees 30 minutes 07 seconds West 147 feet thence North 89 degrees 29 minutes 53 seconds West 217 feet to the place of beginning.

Parcel 2

Together with the benefits, if any, of that certain Easement Agreement in Liber 1858, Page 630 of deeds, Genesee County Records, subject to and upon the terms, conditions, provisions and limitations therein.

Parcel 3

Together with the benefits, if any, of that certain Maintenance Agreement in Register No. 200212270146888, subject to and upon the terms, conditions, provisions and limitations therein.

Parcel 4

Together with the benefits of that certain Easement Agreement and Restrictive Covenant dated May 27, 1986, recorded June 5, 1986, in Liber 2258, Page 422, Genesee County Records.

Commonly known as G-3274 South Linden Road, Flint, Michigan

Parcel #07-29-400-055

LEGAL DESCRIPTION

TRU #

MI-9262

CTIC-NY-CSU #

1209-04053

(revised 11/19/09 to add Address)

Parcel A

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN Wayne County, Michigan, being more particularly described as follows:

That part of the Northeast 1/4 of Section 36, Town 3 South, Range 10 East, described as beginning at a point on the North line of said Section distant due East, 210.96 feet from the North 1/4 corner of Section 36 and proceeding thence along said North line 300 feet; thence South 0° 17’ East, 548.75 feet; thence due West 300 feet; thence North 00 17’ West 548.75 feet to the point of beginning, except the North 60.0 feet thereof.

Parcel B

Together with those certain benefits contained in Memorandum of Agreement between Eureka Realty Company, a Michigan co-partnership and Toy-R-Rific Corporation, a Michigan corporation dated May 4, 1971 and recorded June 1, 1971 in Liber 17720, Page 500, Oakland County Records, subject to and upon the terms, conditions, provisions, and limitations therein.

Tax parcel no: 53-025-99-0003

Commonly known as 14333 Eureka Rd., Southgate, Michigan

LEGAL DESCRIPTION

TRU #

MI-9263

CTIC-NY-CSU #

1209-04053

(revised 11/19/09 to add Address)

Parcel A

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN OAKLAND COUNTY, MICHIGAN, being more particularly described as follows:

Lots 16 through 30, inclusive; Lots 101 through 110, inclusive, Lots 117 through 124, inclusive and Lots 141 through 147 inclusive part of Lots 15, 100, 125 and 140 and part of vacated Groveland Avenue and vacated alley all described as: Beginning at the Northwest corner of said Lot 30; thence North 89° 35” 57” East 285.98 feet; thence North 40.00 feet; thence North 89° 34’ 00” East 165.00 feet; thence North 80.00 feet; thence North 89° 34’ 00” East 135.00 feet; thence South 426.93 feet; thence South 89° 57’ 25” West 585.78 feet; thence North 00° 02’ 06” West 303.10 feet to beginning, of John R. Center Subdivision as recorded in Liber 33 of Plats Page 37, Oakland County Records and intended to describe all of the property conveyed to Toys “R” Us Delaware, Inc., a Delaware corporation, f/k/a Toys “R” Us, Inc., successor by merger to TRU Realty Corporation, successor by merger to Children’s Realty Corporation, by virtue of a Warranty Deed from Gordon-Goodman Land Company, dated November 18, 1969, and recorded January 9, 1970, in Liber 5460, Page 872, and by virtue of a Warranty Deed from Myles Realty Corporation, dated November 18, 1969 and recorded November 21, 1969 in Liber 5443, Page 596.

Tax parcel no: 44-25-01-101,-024

Parcel B

Together with the benefits of that certain Declaration and Grant of Easements dated September 17, 1986 and recorded October 20, 1986 in Liber 9598, Page 227, Oakland County Records, subject to and upon the terms, conditions, provisions, and limitations therein.

Parcel C

Together with the benefits of that certain Reciprocal Driveway, Parking and Operation Agreement between Capoccia Properties, L.L.C., a Michigan limited liability company and TRU Properties, Inc., a Delaware corporation dated April 28, 2000 and recorded May 10, 2000, in Liber 21374, Page 202, Oakland County Records, subject to and upon the terms, conditions, provisions, and limitations therein.

Parcel D

Together with the benefits of that certain Reciprocal Easement and Operation Agreement between Toys “R” Us-Delaware, Inc. and Office Depot, Inc., dated July 28, 2004 and recorded October 28, 2004, in Liber 34324, Page 309, Oakland County Records, subject to and upon the terms, conditions, provisions, and limitations thereon.

Commonly known as 32766 John R, Madison Heights, Michigan

LEGAL DESCRIPTION

TRU #

MI-9269

CTIC-NY-CSU #

1209-04053

(revised 11/19/09 to add Tax Pcl ID & Address)

Parcel A:

A parcel of land located in the Northwest quarter of Section 1, Town 2 North, Range 12 East, City of Sterling Heights, Macomb County, Michigan and being Lots 37 and 38 and part of Lot 39 of Lakeside Subdivision No. 5 as recorded in Liber 73 of plats on pages 13 and 14 in the office of the Register of Deeds for Macomb County, Michigan further described as:

Beginning at the Northwest Corner of Lot 39 of Lakeside Subdivision No. 5 as recorded in Liber 73 of plats on pages 13 and 14 in the office of the Register of Deeds for Macomb County, Michigan; thence along the north line of said Lot 39, North 87° 50’ 31” East, 200.00 feet to the westerly line of Lot 40; thence along the southerly extension of said lot line, South 02° 50’ 00” East, 46.57 feet; thence South 43° 32’ 18” East, 307.00 feet; thence South 46° 27’ 43” West, 13.00 feet; thence South 43° 32’ 18” East, 94.83 feet; thence South 46° 27’ 42” West, 64.11 feet; thence South 43° 32’ 18” East, 219.19 feet to the southeasterly line of said Lot 37 and 39; thence Southwesterly 52.72 feet along said southeasterly lot line and the arc of a curve to the left with a radius of 763.34 feet, a central angle of 03° 57’ 25”, and a chord which bears South 31° 00’ 07” West, 52.71 feet; thence along the southeasterly line of said Lot 37, South 29° 01’ 24” West, 96.16 feet; thence Southwesterly 31.18 feet along said southeasterly lot line and the arc of a curve to the left with a radius of 779.58 feet, a central angle of 02° 17’ 30”, and a chord which bears South 27° 52’ 39” West, 31.18 feet to the southerly line of said Lots 37 and 38; thence said southerly line, North 66° 25’ 47” West, 25.71 feet; thence Northwesterly 148.54 feet along said southerly line and the arc of a curve to the left with a radius of 332.51 feet, a central angle of 25° 35’ 45”, and a chord which bears North 79° 37’ 53” West, 147.31 feet; thence along said southerly lot line, South 87° 10’ 01” West, 242.07 feet to the westerly line of said Lot 38; thence along said westerly lot line, North 02° 50’ 00” West, 137.67 feet; thence along said westerly lot line and the westerly line of said Lot 39, North 07° 17’ 04” West, 541.14 feet, to the point of beginning. Containing 5.755 acres, more or less.

Parcel B:

Together with the benefits of that certain Agreement of Article 19 of Operating Agreement as set forth in Liber 2507, Page 550., subject to and upon the terms, conditions, provisions, and limitations therein.

Parcel C:

Together with the benefits of that certain Warranty Deed recorded in Liber 3511, Page 113, and Instrument recorded in Liber 3511, Page 130, subject to and upon the terms, conditions, provisions, and limitationis therein.

Parcel D:

Together with the benefits of that certain Reciprocal Easement and Operation Agreement as recorded in Liber 15734, Page 649, subjec tto and upon the terms, conditions, provisions, and limitations therein.

Commonly know as 13801 Lakeside Circle, Sterling Heights, Michigan

Tax Identification Number: 10-01-101-012-000

LEGAL DESCRIPTION

TRU #

MI-9271

CTIC-NY-CSU #

1209-04053

(revised 11/19/09 to add Address)

Parcel A:

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN WAYNE COUNTY, MICHIGAN, being more particularly described as follows:

Land located in the City of Westland, Wayne County, State of Michigan, and described as follows:

Part of the Southwest 1/4 of Section 4, Town 2 South, Range 9 East. Beginning at a point distance South 89° 59’ 10” West 1251.36 feet and North 00° 34’ 50” West 409.90 feet from the South 1/4 corner of said Section 4, being a point on the West line of Jajuga Subdivision, as recorded in Liber 70 of Plats on Page 2, Wayne County Records; thence along the West line of said subdivision North 00° 34’ 50” West, 50.00 feet; thence North 89° 59’ 10” East, 270.00 feet; thence North 00° 34’ 5” West, 600.00 feet; thence North 89° 50’ 10 East, 399.19 feet; thence South 00° 00’ 50” East, 103.00 feet; thence South 89° 59’10” West, 133.92 feet; thence South 00° 00’ 50” East, 136.00 feet; thence South 89° 59’ 10” West, 63.36 feet; thence South 00° 00’ 50” East, 530.85 feet; thence South 89° 59’ 10” West, 194.30 feet; thence North 00° 34’ 50” West, 119.89 feet; thence South 89° 59’ 10” West, 270.00 feet to the point of beginning.

The above described parcel consists of part of Lots 16, 17, 24, 25 and 26, Jajuga Subdivision, as recorded in Liber 70 of Plats, Page 2, Wayne County Records.

Tax Parcel No: 015 03 0004 002

Parcel B:

Together with those benefits, if any, of that certain Reciprocal Easement and Operation Agreement between Westland Crossings Associates, a Michigan limited partnership and Toys “R” Us, Inc., a Delaware corporation dated April 25, 1985 and recorded May 8, 1985 in Liber 22363, Page 023, and amended by First Amendment to Reciprocal Easement and Operation Agreement dated November 13, 1985 and recorded May 30, 1986 in Liber 22789, Page 556, and as amended by Second Amendment to Reciprocal Easement and Operation Agreement dated May 1, 1986 and recorded June 2, 1986 in Liber 22791, page 282, subject to and upon the terms, conditions, provisions, and limitations therein.

Parcel C:

Together with those benefits, if any, of that certain Reciprocal Easement Agreement by and between Westland Crossings Associates, a Michigan limited partnership, Toys “R” Us, Inc., a Delaware corporation and State Theatre, Inc., a Michigan Corporation and Dennis-Wayne Incorporated, a Michigan corporation dated April 12, 1985 and recorded May 8, 1985 in Liber 22363, Page 068 and amended by First Amendment to Reciprocal Easement Agreement dated December 9, 1985 and recorded January 10, 1986 in Liber 22640, Page 255, Wayne County Records, subject to and upon the terms, conditions, provisions and limitations therein.

Commonly known as 34800 Warren Road, Westland, Michigan

LEGAL DESCRIPTION

TRU #

MI-9280

CTIC-NY-CSU #

1209-04053

(revised 11/19/09 to add Tax Pcl ID)

Parcel 1

Unit 14, Baldwin Commons, a Condominium according to the Master Deed recorded in Liber 19620 on pages 203 through 255, as amended and restated by that certain restated and amended Master Deed recorded in Liber 19927, Pages 608 through 684, Oakland County Records, and designated as Oakland County Condominium Subdivision Plan No. 1162, together with rights, easements, appurtenances and privileges in and to the General Common Elements and the limited common elements, as set forth in the above described Master Deed and pursuant to A 59 of the Public Acts of Michigan of 1978, as amended.

Parcel 2

Together with the benefits of that certain Easement dated December 26, 1997 and recorded in Liber 18651, Page 334, Oakland County Records, subject to and upon the terms, conditions, provisions and limitations therein. Affects common elements only.

Parcel 3

Together with the benefits, if any, of that certain Easement Agreement for Parking dated December 26, 1977 and recorded in Liber 186, Page 347, Oakland County Records, subject to and upon the terms, conditions, provisions and limitations therein.

Parcel 4

Together with the benefits, if any, of that certain Declaration of Easements dated February 24, 1999 and recorded in Liber 19620, page 197, Oakland County Records, subject to and upon the terms, conditions, provisions and limitations therein.

Parcel 5

Together with the benefits, if any, of that certain Separate Agreement dated May 5, 1999 and recorded in Liber 19978, Page 853, Oakland County Records, subject to and upon the terms, conditions, provisions and limitations therein.

Parcel 6

Together with the benefits of that certain Rights of the Co-Owners of Baldwin Commons and recorded in Liber 19620, Pages 203 through 255, inclusive, Oakland County Records, subject to and upon the terms, conditions, provisions and limitations therein.

Commonly known as: Baldwin Road, Auburn Hills and Orion Township, Michigan.

Parcel #09-32-351-024

LEGAL DESCRIPTION

TRU #

MO-9508

CTIC-NY-CSU #

1209-04053

All that certain lot, piece or parcel of land consisting of approximately 3.435 acres, being part of the Mid Rivers Plaza Shopping Center, located on Suemandy Drive, in the City of Saint Peters, County of St, Charles, State of Missouri, more particularly described as follows:

Parcel No. 1:

Adjusted Lot 5 of Resubdivision of Lots 5, 6 and 7 of Mid Rivers Mall-Second Addition, as per plat thereof recorded in Plat Book 40, page 112.

Parcel 2:

Non-exclusive easements for ingress and egress as created by Reciprocal Easement and Operation Agreement recorded in Book 12, page 1292.

LEGAL DESCRIPTION

TRU #

NC-8379

CTIC-NY-CSU #

1209-04053

ALL THAT TRACT or parcel of land lying and being in the Town of Cary, Wake County, North Carolina, and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, Commence at a North Carolina Department of Transportation Right-of-Way Monument located on the southeastern right-of-way line of U.S. Highway 1 & U.S. Highway 64 (having a variable right-of-way width), said monument having North Carolina Grid Coordinate values of NAD27, y=732,274.55 and x=2,073,868.19; run thence along said southeastern right-of-way line North 58 deg. 11’ 04” East a distance of 867.95 feet to a  1/2 ” rod; thence leaving said southeastern right-of-way line, run along the southern boundary line of property now or formerly owned by David J. Martin, South 88 deg. 42’ 37” East a distance of 98.90 feet to an iron pipe, said iron pipe having North Carolina Grid Coordinate values of NAD27, y=732,730.01 and x=2,076,704.00, said iron pipe being the TRUE POINT OF BEGINNING. From the True Point of Beginning as thus established, thence continuing along said southern boundary line of property of David J. Martin, in a generally southeasterly direction, the following courses and distances: South 88 deg. 42’ 37” East a distance of 140.30 feet to  3/ 4 ” pipe; and South 88 deg. 07’ 21” East a distance of 153.53 feet to an iron pipe; thence leaving said southern boundary line of property, run South 11 deg. 22’ 59” West a distance of 199.22 feet to an iron pipe; thence North 78 deg. 37’ 01” West a distance of 121.13 feet to an iron pipe; thence South 11 deg. 25’ 59” West a distance of 190.45 feet to an iron pipe; thence South 78 deg. 37’ 01” East a distance of 61.64 feet to an iron pipe; thence South 31 deg. 13’ 35” East a distance of 216.52 feet to an iron pipe; thence South 58 deg. 46’ 25” West a distance of 267.64 feet to an iron pipe; thence North 78 deg. 59’ 57” West a distance of 190.40 feet to an iron pipe; thence in a generally northwesterly direction, along the arc of a 35.00 foot radius curve an arc distance of 55.21 feet to an iron pipe (said arc being subtended by a chord lying to the northeast thereof, bearing North 33 deg. 48’ 29” West and having a length of 49.66 feet); thence North 11 deg. 22’ 59” East a distance of 180.10 feet to an iron pipe; thence North 06 deg. 58’ 25” East a distance of 151.07 feet to an iron pipe; thence North 11 deg. 22’ 59” East a distance of 237.63 feet to an iron pipe; thence North 47 deg. 44’ 49” East a distance of 97.10 feet to an iron pipe located on the southern boundary line of property now or formerly owned by David J. Martin, said iron pipe having North Carolina Grid Coordinate values of NAD27, y=732,730.01 and x=2,076,704.00, said iron pipe being the TRUE POINT OF BEGINNING.

Being all of Parcel 2, comprising 4.932 acres, as described according to that certain Plat of Actual Survey for Toys “R” Us, Inc„ prepared by Murphy-Yelle Associates, dated May 22, 1991, and as shown on that survey plat entitled “Plat of Subdivision for Cary Crossroads Associates, Cary, Wake County, North Carolina,” dated August 6, 1990 and recorded in Book of Maps 1990, Page 999, Wake County, North Carolina Public Registry.

TOGETHER WITH rights and easements granted in that certain Reciprocal Easement Agreement recorded in Book 4230, Page 524, Wake County Public Registry, as amended by that certain Amendment to Reciprocal Easement Agreement by and between Hooker Atlanta (7) Corporation, NCNB National Bank of North Carolina, as Trustee for the Public Employees Retirement System of Ohio, and Cary Crossroads Associates, recorded in Book 4767, Page 73, said Registry, and that certain. Agreement Regarding Reciprocal Easement Agreement and Grant of Easements between NCNB National Bank of North Carolina, as Trustee for the Public Employees Retirement System of Ohio, and Cary Crossroads Associates, recorded in book 4767, Page 125, said Registry.

ALSO TOGETHER. WITH rights and assessments granted in that certain Agreement Regarding Covenants, Conditions and Restrictions by and between NCNB National Bank of North Carolina, as Trustee for the Public Employees Retirement System of Ohio, and Cary Crossroads Associates, recorded in Book 4767, Page 154, said Registry.

ALSO TOGETHER WITH rights and easements granted in that certain Declaration of Easements, Covenants, and Restrictions for Crossroads Plaza, dated August 23, 1990 and recorded in Book 4767, Page 312, said Registry, as amended by First Amendment to Declaration of Easements, Covenants and Restrictions for Crossroads Plaza dated May 31, 1991 and recorded in Book 4971, Page 440, said Registry.

ALSO TOGETHER WITH rights and easements granted in that certain license agreement with Carolina Power & Light Company recorded in Book 4852, Page 254, Wake County Registry. (As to Easement Area Only)

ALSO TOGETHER WITH rights and easements granted in that certain Agreement Regarding Easements between Cary Crossroad Associates and Dale Martin Dascombe, Donna Martin Evenson and David J. Martin, Jr., as Trustees of the David J. Martin Irrevocable Trust recorded in Book 4774, Page 708, Wake County Registry. (As to Easement Area Only)

LEGAL DESCRIPTION

TRU #

NC-8841

CTIC-NY-CSU #

1209-04053

Parcel 1:

All that tract or parcel of land lying and being in the Town of Pineville, Mecklenburg County, North Carolina, being more particularly described as follows:

BEGINNING at a set iron rebar which is located at the westerly margin of the 100 foot right-of-way of Carolina Place Parkway, said set iron rebar being located north 29 deg. 56’ 50” east a distance of 1,643.46 feet from N.C.G.S. “Old” Monument having grid coordinates of x=4,437,069.99 and y=487,537.44; thence leaving the westerly margin of Carolina Place Parkway: run south 90 deg. 00’ 00” west 748.75 feet to a set iron rebar; run thence north 41 deg. 35’ 31” east 197.69 feet to a set iron rebar; run thence north 27 deg. 35’ 31” east 110.00 feet to a set iron rebar; run thence north 13 deg. 35’ 31” east 140.00 feet to a set iron rebar; run thence north 35 deg. 35’ 31” east 65.00 feet to a set iron rebar; run thence north 56 deg. 35’ 31” east 55.00 feet to a set iron rebar; run thence south 88 deg. 24’ 29” east 55.00 feet to a set iron rebar; run thence south 48 deg 24’ 29” east 405.00 feet to a set iron rebar; run thence north 9 deg. 54’ 43” west 232.38 feet to a set iron rebar; run thence north 79 deg. 41’ 41” east 80.00 feet to a set iron rebar located in the western margin of the 100 foot right-of-way of Carolina Place Parkway; run thence in a southeasterly direction along the western margin of Carolina Place Parkway the following two courses and distances and following the curvature thereof: (1) along the are of a 3769.72 feet radius curve to the right having an arc distance of 319.55 feet to a set iron rebar (said arc being subtended by a chord having a bearing of south 07 deg. 52’ 37” east and chord distance of 319.45 feet); and (2) along the arc of a 3769.72 foot radius curve to the right having an arc distance of 121.34 feet to a set iron rebar (said arc being subtended by a chord having a bearing of south 04 deg. 31’ 35” east and a chord distance of 121.34 feet), said set iron rebar being the TRUE POINT OF BEGINNING.

Parcel 2:

TOGETHER WITH all rights, easements, interests and benefits accruing to such property pursuant to that certain Reciprocal Easement Agreement by and among Southeast Land Associates Limited Partnership, CA Investors, Ltd. And Park Ridge Seven Associates recording in Book 5913, Page 234, Mecklenburg County Registry, certain rights under said Agreement were assigned by Assignment Documents recorded in book 5913, Page 376, 373 and 370, respectively, Mecklenburg County Registry.

Parcel 3:

AND TOGETHER WITH all rights, easements, interests and benefits accruing to such property pursuant to that certain Reciprocal Easement Agreement by and among Carolina Place Associates Limited Partnership and Carolina Place Associates Limited Partnership dated

May 10, 1990, recorded in Book 6280, Page 0083, Mecklenburg County, North Carolina Public Registry; (applies to fee and easement peripheral property of CA Pineville Land Investors, Limited Partnership and property of Carolina Place Associates Limited Partnership.

Parcel 4:

AND TOGETHER WITH development standards and guidelines contained in Deed recorded in Book 6542, Page 35, Mecklenburg County Registry.

LEGAL DESCRIPTION

TRU #

NH-7511

CTIC-NY-CSU #

1209-04053

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN HILLSBOROUGH County, NEW HAMPSHIRE being more particularly described as follows:

A certain tract or parcel of land, situate in the City of Manchester, Hillsborough County, New Hampshire, with the improvements thereon, shown as Lot 1 (One) on a Plan entitled “Property Line and Topographic Survey of the Land of Keller Products, Inc., Manchester, N.H.” by Dickson, Holden and Associates, Inc. recorded as Plan #14148, said Lot 1 shown as 4.760 acres, more or less.

Property address: 2 Keller Street,

Manchester, NH Tax Map/ Lot #: Map

874, Lot 1-C.

Parcel B

Together with the benefits of that certain Easement dated as of August 31, 1981, recorded at Book 2889, Page 793 on December 8, 1981, as affected by Corrective and Confirmatory Easement Deed dated as of August 31, 1981, recorded at Book 2995, Page 122 on February 24, 1982, subject to and upon the terms, conditions , provisions and limitations therein.

Parcel C

Together with the benefits of that certain Agreement dated July 29, 1974, recorded at Book 2366, Page 467 (Exhibit H) as amended by Amendment to Agreement dated August 30, 1976, recorded at Book 2478, Page 603, subject to and upon the terms, conditions, provisions and limitations therein.

LEGAL DESCRIPTION

TRU #

NH-7523

CTIC-NY-CSU #

1209-04053

Parcel A

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN ROCKINGHAM County, NEW HAMPSHIRE, being more particularly described as follows:

Two tracts or parcels of land, with the improvements thereon, situate in the Town of Salem, Rockingham County, New Hampshire, described as follows:

Parcel 1: a tract shown on a Plan of Land of Daniel F. Lord, drawn April, 1980, by Thomas R. Stevens, recorded as Plan C-11825, said tract described as follows:

Beginning at a point on the southerly side of Veterans Memorial Parkway and at land now or formerly of Daniel B. Grossman, and at the northwest corner of these premises; thence

1.	In an easterly direction a distance of 288.86 feet by and along Veterans Memorial Parkway to Parcel 2; thence

2.	South 12° 27’ 30” East a distance of 431.30 feet along Parcel 2 to land now or formerly of Daniel B. Grossman to an iron pipe; thence

3.	South 88° 28’ 20” West a distance of 110.09 feet by said Grossman land to an iron pipe; thence

4.	North 84° 24’ 30” West a distance of 190.85 feet by said Grossman land to an iron pipe; thence

5.	North 12° 04’ 00” West a distance of 381.26 feet by said Grossman land to the point of beginning.

Being 2.69 acres, more or less.

Parcel 2: a tract shown on a Plan of Land Owned by Daniel F. Lord, Drawn April, 1981, by Thomas R. Stevens, Land Surveyor, recorded as Plan C-11824; said tract described as follows:

Beginning on the southerly side of said Veterans Memorial Parkway and at the northeast corner of Parcel 1 described above and at the northwest corner of these described premises; thence

1.	Easterly by the southerly side of said Veterans Memorial Parkway a distance of 290.35 feet to other land now or formerly of Daniel F. Lord; thence

2.	Running along the center line of the brook, the chord of which is 564.18 feet, and by other land now or formerly of Daniel F. Lord, all as shown on said Plan C-11824, to a point at land now or formerly of Daniel B. Grossman; thence

3.	North 46° 37’ 04” West a distance of 31.10 feet to a point; thence

4.	North 56° 22’ 20” West a distance of 81.24 feet to an iron pipe; thence

5.	South 84° 08’ 00” West a distance of 103.23 feet to an iron rod; thence

6.	South 88° 28’ 20” West 89.98 feet to the southeasterly corner of Parcel 1 above; thence

7.	North 12° 27’ 30” West a distance of 431.30 feet by and along Parcel 1 above, to the point of beginning.

Shown to contain 2.75 acres, more or less.

Parcel B

Together with a perpetual easement in common with Robert D. Marshall for ingress and egress on foot and with vehicles over a 40-foot right of way and access point to Veterans Memorial Parkway running by and along the westerly boundary of Parcel 1, as set forth in the Deed to Robert D. Marshall, dated May 27, 1983, recorded at Book 2460, Page 621, as modified by a Release and Consent executed by Daniel F. Lord and Robert D. Marshall dated June 20, 1991, recorded at Book 2886, Page 1859.

LEGAL DESCRIPTION

TRU #

NJ-6321

CTIC-NY-CSU #

1209-04053

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING in the Township of Dover, County of Ocean, State of New Jersey, being more particularly described as follows:

PARCEL A

BEGINNING at a point in the northeasterly right-of-way line of Bay Avenue (County Route 57) (40.00 feet from the centerline) where intersected by the southeasterly line of existing Lot 5 in Block 573, as shown on the current assessment map of Dover Township, being lands now or formerly of Howard and Saundra Boyd, and running;

1.	Along the southeasterly line of existing Lot 5 in Block 573, North 35 degrees 51 minutes 35 seconds East; 294.71 feet to a point; thence

2.	South 56 degrees 10 minutes 55 seconds East; 514.70 feet to a point; thence

3.	South 33 degrees 49 minutes 05 seconds West; 154.86 feet to a point; thence

4.	South 18 degrees 21 minutes 06 seconds West; 101.89 feet to a point; thence

5.	North 56 degrees 10 minutes 55 seconds West; 239.17 feet to a point; thence

6.	South 33 degrees 49 minutes 05 seconds West; 190.00 feet to a point on a curve in the northeasterly right-of-way line of Bay Avenue; thence

7.	Along the same, on a curve to the right having a radius of 960.00 feet, an arc distance of 348.55 feet (Chord Bearing North 30 degrees 48 minutes 21 seconds West) to the point or place of beginning.

As shown and designated as Lot 2-4 in Block 573 on a map entitled “Minor Subdivision of Property For Management Enterprises, Inc.” Prepared by Azzolina Engineering Company, James P. Azzolina P.E. & L.S., which map has been recorded in the office of the Office County Clerk as Map No. F-1072.

BEING also known as (Reported For Informational Purposes Only):

Lot 2.04, Block 573, on the Official Tax Map of Ocean Township.

PARCEL B

TOGETHER with the benefits as set forth in that certain Reciprocal Easement and Operation Agreement dated November 25, 1980 between Bey Lea Associates, and Toys “R” Us, Inc., recorded December 5, 1980 in Deed Book 3966, Page 25, subject to and upon the terms conditions, provisions and limitations therein.

LEGAL DESCRIPTION

TRU #

NV-5805

CTIC-NY-CSU #

1209-04053

Parcel 1

All that real property situate in the City of Reno, County of Washoe, State of Nevada, described as follows:

Parcel 1 of Parcel Map No. 1633, recorded in the Official Records of Washoe County, Nevada, on May 3, 1984, as File No. 922739.

Together with the benefits of a Reciprocal Easement Agreement executed by and between the parties named herein, subject to the terms, covenants and conditions therein provided:

Dated: May 8, 1984

By and Between: DUFFEL FINANCIAL AND CONSTRUCTION COMPANY, a California corporation; and TOYS “R” Us, INC, a Delaware corporation

Recorded: May 9, 1984, in Book 2012, Page 146, Document No. 923790, Official Records of WASHOE County, Nevada.

And amended, Recorded: September 13, in Book 2233, Page 869, Document No. 1021703, Official Records of WASHOE County, Nevada.

Together with the benefits, if any, of an easement Agreement executed by and between the parties named herein, subject to the terms, covenants and conditions therein provided,

By and between: SMALL BUSINESS ENTERPRISES COMPANY, a California corporation; and NEVADA NATIONAL BANK, as Trustee

Recorded: July 22, 1976, Document No. 417814, Official Records of WASHOE County, Nevada.

Said document was re-recorded on July 26, 1976, as document No. 418386, Official Records of WASHOE County, Nevada.

Parcel 2

Together with the benefits, if any, of Easements, dedications, reservations, provisions, recitals, building set back lines, and any other matters as provided for or delineated on Parcel Map No. 1633, filed in the Office of the County Recorder of WASHOE County, State of Nevada, on May 3, 1984, as Document No. 922739.

Reference is hereby made to said map for particulars. If one is not included herewith, one will be furnished upon request.

LEGAL DESCRIPTION

TRU #

NV-6445

CTIC-NY-CSU #

1209-04053

The land referred to herein is situated in the State of Nevada, County of Washoe, described as follows:

All that certain parcel situate in a portion of the South 1/2 of Section 25, Township 19 North, Range 19 East, M.D.B.&M., City of Reno, Washoe County, Nevada, and being more particularly described as follows:

BEGINNING at the Northwest corner of Adjusted APN 024-055-02, as shown on Record of Survey Map No. 3008, recorded March 18, 1996, Official Records, Washoe County, Nevada, said point of beginning being further described as lying on the easterly right of way line of Redfield Parkway, an eighty foot wide right of way; thence South 75°18’48” East 127.45 feet; thence North 11°59’26” East, 113.50 feet; thence North 63°37’59” East, 24.00 feet; thence South 78°00’34” East, 498.01 feet; thence South 11°59’26” West, 180.91 feet; thence North 78°00’34” West, 204.11 feet; thence North 11°59’26” East, 12.91 feet; thence North 78°00’34” West, 283.44 feet; thence South 01°46’17” West, 141.92 feet; thence South 78°00’34” East, 69.58 feet; thence South 11°59’26” West, 52.68 feet; thence along the arc of a non-tangent curve to the left, having a tangent bearing South 71°59’09” West, a radius of 236.76 feet, through a central angle of 27°41’44”, an arc distance of 114.44 feet to a point on the northerly line of Redfield Parkway, an eighty-foot (80’) foot wide right of way; thence along said northerly line along the arc of a non-tangent curve to the right, having a tangent bearing North 45°13’26” West, a radius of 370.00 feet, through a central angle of 58°03’07”, an arc distance of 374.88 feet to the point of beginning.

Said property being delineated as Parcel 2 of Record of Survey Map No. 4000, recorded October 25, 2001, as File No. 2609645, Official Records.

The basis of bearings for this description is Nevada State Plane Coordinate System, West Zone, NAD 83/94, based upon measurements taken between GPS Pt. 776 and GPS Pt. 860, per information on file with the Washoe County Engineering Department.

APN: 024055-41

Document Number 2631495 is provided pursuant to the requirements of NRS 111.312

PARCEL B:

Together with the benefits of those certain Covenants, Conditions, Restrictions, Easements, Liens and Charges contained in a Declaration recorded July 8, 1993 in Book 3784, Page 838, as Document No. 1690036, and as modified by instruments recorded August 10, 1995 in Book

4361, Page 3, as Document No. 1915550, September 19, 1995 in Book 4389, Page 289, as Document No. 1926737 and July 1, 2002 as Document No. 2705864 all in the Official Records of Washoe County, Nevada, subject to and upon the terms, conditions, provisions and limitations therein.

PARCEL C:

Together with the benefits, if any, of those certain Covenants, conditions and Restrictions contained in an agreement regarding use restrictions recorded March 6, 1997 in Book 4803, Page 545, as Document No. 2077731, Official Records of Washoe County, Nevada, subject to and upon the terms, conditions, provisions and limitations therein.

PARCEL D:

Together with the benefits of those certain Covenants, Conditions, Easements, Liens and Charges contained in a Declaration recorded December 21, 2002 as Document No. 2631496, Official Records of Washoe County, Nevada, subject to the terms, conditions and limitations therein.

LEGAL DESCRIPTION

TRU #

NY-6320

CTIC-NY-CSU #

1209-04053

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN WESTCHESTER COUNTY, NEW YORK being more particularly described as follows:

1.1.4 Parcel A

ALL that certain plot, piece or parcel of land, situate, lying and being in the City of Yonkers, County of Westchester and State of New York being a portion of Lot 8, all of Lots 9 to 38 inclusive and portions of Lot Nos. 39 to 42 inclusive in Block 30, all of Lots 1 to 8 inclusive in Block 31 and portions of Hackett Avenue and Slocum Avenue as shown on a certain map entitled “Map of Gunther Park, Yonkers, N.Y.” made by Allen Farrington & Co., Syracuse, N.Y. Engineers and filed in the Office of the Register of Westchester County, now Office of the Clerk of Westchester County, Division of Land Records, on October 22, 1902 as Map No. 1218, and being more particularly bounded and described as follows:

BEGINNING at the corner formed by the intersection of the easterly side of Allen Avenue, (also known as Allen Street), with the northerly side of Hackett Avenue;

THENCE RUNNING along the easterly side of Allen Avenue (also known as Allen Street),

South 16 degrees 19’ 50” West 400.05 feet to lands now of formerly of The People of the State of New York, New York State Thruway;

THENCE along the last said lands,

South 36 degrees 15’ 55” East 43.70 feet;

South 71 degrees 07’ 10” East 65.25 feet;

South 16 degrees 19’ 50” West 46.94 feet;

South 36 degrees 16’ 50” East 49.04 feet;

South 13 degrees 00’ 27” East 58.91 feet; and

South 71 degrees 06’ 40” East 32.13 feet to lands now or formerly of the City of Yonkers;

THENCE along the last said lands,

North 37 degrees 59’ 22” East 21.39 feet;

North 26 degrees 54’ 20” East 143.80 feet;

North 39 degrees 02’ 20” East 100.00 feet; and

North 42 degrees 50’ 20” East 81.00 feet to a point;

THENCE RUNNING in part along lands now or formerly of the City of Yonkers aforesaid and continuing along the easterly terminus of Hackett Avenue on the aforesaid Map No. 1218,

North 32 degrees 02’ 20” East 204.81 feet; and

North 9 degrees 49’ 40” West 22.29 feet to the southerly line of Lot No. 1 in Block 32 on the aforesaid Map No. 1218;

THENCE along the last said line and continuing through Slocum Avenue and along the southerly lines of Lot Nos. 35 through 42 inclusive in Block 29 on said Map No. 1218,

North 71 degrees 06’ 40” West 354.82 feet to the point and place of BEGINNING.

1.1.5 Parcel B

Together with the benefits of that certain Reciprocal Easement and Operation Agreement in Liber 7640 cp 616, subject to and upon the terms conditions, provisions and limitations therein.

LEGAL DESCRIPTION

TRU #

NY-6325

CTIC-NY-CSU #

1209-04053

PARCEL A

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN Rockland County being more particularly described as follows:

ALL that certain plot, piece or parcel of land, situated in Nanuet, Town of Clarkstown, Rockland County, New York, more particularly bounded and described as follows:

BEGINNING at a point on the northerly line of lands now or formerly of Hunter, said point being the southwesterly corner of lands here to be described, and lying the following three courses and distances from the point of intersection of the northerly line of Route 59 and the easterly line of College Avenue:

1.	Easterly along the northerly line of Route 59 on a curve to the right having a radius of 3803.83 feet a length of 79.11 feet; thence

2.	South 62° 55’ 05” East 305.80 feet along the northerly line of Route 59 to the northwest corner of land now or formerly Hunter; thence

3.	North 78° 52’10 East 46.22 feet to the point of beginning; running thence

1.	North 0° 48’ 00” West 212.01 feet; thence

2.	North 89° 12’ 00” East 10.00 feet; thence

3.	North 0° 48’ 00” West 261.00 feet; thence

4.	North 77°17’ 27” East 126.38 feet; thence

5.	North 2°29’ 20” West 55.93 feet; thence

6.	North 79°11’ 30” East 129.51 feet; thence

7.	North 40° 49’ 00” East 283.74 feet to the southerly line of West Nyack Road;

8.	North 79° 56’ 02” East 104.57 along the southerly line of West Nyack Road to the lands now or formerly Stevens; thence

9.	South 40° 48’ 00” West 414.78 feet along the westerly line of Stevens and across Avenue D; thence

10.	South 0° 48’ 00” East 446.08 feet along the westerly line of Avenue D to the northerly line of Hunter; thence

11.	South 78° 52’ 10” West 280.29 feet along the northerly line of land. now or formerly Hunter to the point or place of BEGINNING.

EXCEPTING from the above-described plot, piece or parcel of land, the following:

9.375 foot strip to be gratuitously dedicated to the Town of Clarkstown for road widening purposes;

ALL that certain plot, piece or parcel of land, situate, lying and being in the Town of Clarkstown, County of Rockland, State of New York, being more fully bounded and described as follows:

BEGINNING at an iron pipe located on the old southerly R.O.W. line of Route 59A (Old Nyack Turnpike) said iron pipe being also the northeast corner of Tax Lot 33.2-B-05; thence

1.	South 40° 48’ 00” West 14.85 feet; thence

2.	South 79° 56’ 02” West 104.57 feet; thence

3.	North 40° 48’ 00” East 14.85 feet to a railroad spike in the old southerly R.O.W. line of Route 59A (Old Nyack Turnpike; thence

4.	North 79° 56’ 02” West 104.57 feet along the aforementioned R.O.W. line to the point or place of BEGINNING.

TOGETHER with all right, title and interest 9f the party of the first part in and to Avenue “D” (vacant)

FURTHER EXCEPTING THEREFROM any lands taken in fee pursuant to Notice of Appropriation recorded in Liber 721 page 1931.

PARCEL B

TOGETHER WITH the benefits, and subject to the terms and conditions, of that non-exclusive easement for access, ingress and egress arising under the terms and conditions of a Reciprocal Easement and Operation Agreement by and between Samuel J. Heyman and TRU Realty Corporation dated June 25, 1982 and recorded October 15, 1982 in Liber 1073, Page 773, in that certain tract or parcel of land described as follows:

All that certain plot, piece, or parcel of land situated in Nanuet, Town of Clarkstown, Rockland County, New York, more fully bounded and described as follows:

BEGINNING at a point of intersection of the northerly line of Route 59 and the easterly line of College Avenue and running thence:

1.	N 00 - 48’ - 00” W 218.37 feet along the easterly line of College Avenue, thence

2.	N 77° - 16’ - 02” E 282.68 feet, thence

3.	N 77° - 17’ - 27” E 122.12 feet, thence

4.	S 0°- 48’ - 00” E 261.00 feet, thence

5.	S 89° - 12’ 00” W 10.00 feet, thence

6.	S 0° - 48’ - 00” E 212.01 feet to the of lands N/F Hunter, thence

7.	S 78° - 52’ - 10” W 46.22 feet to the of Route 59, thence

8.	N 62° - 55’ - 05” W 305.80 feet along the northerly line of Route 59, thence

9.	Along a curve to the left having a radius of 3803.83 feet a length of 79.11 feet to the point or place of BEGINNING.

Containing 3.237 acres more or less.

LEGAL DESCRIPTION

TRU #

NY-6331

CTIC-NY-CSU #

1209-04053

PARCEL A

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN DUTCHESS County, New York, being more particularly described as follows:

All that Partial of land situate in the Town of Poughkeepsie. County of Dutchess and State of New York bounded and described as follows;

Beginning at a point at this intersection of the division lima between lands now or formerly of Eberhard Realty Co., Inc. on the south and land of Louis Santino and Claire Santino on the north and the approximate easterly line of U.S. Route 9, S.B. 223 (Post Road), said point being a chiseled cross on the most easterly bolt of a hydrant on bottom of flange, thence along said easterly line of U.S. Route 9,

1.	North 2°-58’-00” East 124.32 feet to its intersection with the division line between lands flow or formerly of Poughkeepsie Shopping Center, Inc. on the north and lauds of Louis Santino and Claire Santino on the south, thence along the last mentioned division line the following two courses and distances;

2.	North 86°-20’-40” East 151.94 feet and,

3.	North 86°-16’-57” East 545.52 feet to its intersection with the division line between lands now or formerly of Dutchess Golf and Country Club on the east and lands of Louis Santino and Claire Santino on the west, thence along the last mentioned division Line (being west of an existing chain link fence)

4.	South 6°-37’-00” East 363.40 feet to its intersection-with the division line between lands now or formerly of Herman A. Levine and the south and lands of Louis Santino and Claire Santino on the north, the last mentioned intersection being marked by an Iron bolt found, thence along the last mentioned division line and continuing along the division line between lands now or formerly of U-Haul Co. of Lower Hudson Valley, Inc., on the south and lands of Louis Santino and Claire Santino on the north,

5.	South 85°-36’-25” West 575.96 feet to its intersection with the division line between lands now or formerly of Eberhard Realty Co., Inc. on the west and lands of Louis Santino and Claire Santino on the east, thence along the last mentioned division line,

6.	North 3°-09’-20” West 232.00 feet to its intersection with the first mentioned division line, the last mentioned intersection being marked by an iron rod found, thence along the first mentioned division line and passing 2.8 feet northerly from the northeast corner of the Goodyear building situated on said lands of Eherbard Realty Co., Inc. and passing 2.7 feet northerly from the northwest corner of the aforementioned Goodyear building,

7.	North 88°-27’-20” West 157.33 feet to the point of beginning.

Containing 226,634 square feet or 5.203 acres more or Less.

1.1.6	PARCEL B

Together with the benefits of that certain Reciprocal Easement Agreement recorded in Liber 1972 cp 103, subject to and upon the terms, conditions, provisions and limitations therein.

LEGAL DESCRIPTION

TRU #

NY-9291

CTIC-NY-CSU #

1209-04053

PARCEL A:

ALL that certain plot, piece or parcel of land situate in the City of Syracuse, County of Onondaga, and State of New York being Fine Salt Lots 57 and 58 and part of Fine Salt Lots 48 - 1/2, 53, 56 and 56 and part of South Side Cut of the former Oswego Canal in said City, being part of lands conveyed to Samuel F. Albino by deeds recorded in Onondaga County Clerk’s Office in Book 1182 of Deeds at page 167, Book 1233 of Deeds at page 558, Book 1234 of Deeds at page 608 and Book 1298 of Deeds at page 353, and being more particularly described as follows:

BEGINNING at a point in the southwesterly boundary of Park Street, said point being the intersection of the southeasterly Blue Line of the South Side Cut of the former Oswego Canal with said southwesterly boundary of Park Street, said point also being 318.67 feet distant northwesterly measured along said southwesterly boundary of Park Street, from the intersection of the original northwesterly boundary of Hiawatha Boulevard with said southwesterly boundary of Park Street;

RUNNING THENCE North 61 degrees 45 minutes 40 seconds West along said southwesterly boundary of Park Street, a distance of 168 feet to the easterly most corner of Parcel No. 1703 as shown on Map No. 1301 of lands appropriated from Samuel F. Albino by The People of the State of New York by instrument dated June 15, 1981 and recorded in Onondaga County Clerk’s Office June 17, 1981 in Book 2875 of Deeds at page 265;

THENCE South 28 degrees 14 minutes 20 seconds West along the southeasterly boundary of said Parcel No. 1703, a distance of 1.00 foot to the southerly most comer thereof;

THENCE North 61 degrees 45 minutes 40 seconds West parallel with said southwesterly boundary of Park Street, a distance of about 78 feet to the easterly most corner of lands conveyed by Samuel F. Albino to Anthony Russo by Deed dated July 23, 1947 and recorded in Onondaga County Clerk’s Office on July 23, 1947 in Book 1284 of Deeds at page 174;

THENCE South 28 degrees 11 minutes 30 seconds West along the southeasterly boundary of said lands conveyed to Russo, a distance of 95.6 feet to the southerly most corner thereof;

THENCE South 54 degrees 52 minutes 00 seconds East along the southwesterly Blue Line of the South Side Cut of the former Oswego Canal, a distance of 32.01 feet to an angle point therein;

THENCE South 54 degrees 58 minutes 00 seconds East continuing along said southwesterly Blue Line a distance of 31.32 feet to the northerly most corner of said lands conveyed to Albino in Book 1288 of Deeds at page 353;

THENCE South 38 degrees 15 minutes 30 seconds West along the northwesterly boundary of said lands conveyed to Albino, a distance of about 148 feet to the northerly most corner of Parcel No. 1702 as shown on said Map No. 1301 of the aforementioned lands appropriated by The People of the State of New York;

THENCE South 07 degrees 26 minutes 48 seconds East along the easterly boundary of said Parcel No. 1702, a distance of about 95 feet to the northeasterly boundary of Parcel No. 126 as shown on said Map No. 118 of lands appropriated from Samuel F. Albino by The People of the State of New York by instrument dated May 7, 1954 and recorded in Onondaga County Clerk’s Office July 20, 1955 in Book 1761 of Deeds at page 345, said northeasterly boundary also being the northeasterly boundary of parcel no. 821 as shown on Map No. 396 of lands appropriated from Samuel F. Albino by The People of the State of New York by instrument dated September 13, 1967 in Book 1761 of Deeds at page 345;

THENCE South 55 degrees 32 minutes 00 seconds East along the northeasterly boundary of said Parcel No. 126 a distance of 111.71 feet to the aforementioned southeasterly Blue Line of the South Side Cut of the former Oswego Canal;

THENCE North 33 degrees11 minutes 00 seconds East along said southeasterly Blue Line a distance of 69.55 feet to an angle point therein

THENCE North 31 degrees 51 minutes 00 seconds East continuing along said southeasterly Blue Line a distance of 33.53 feet to the westerly most corner of Fine Salt Lot 57;

THENCE South 61 degrees 46 minutes 40 seconds East along the southwesterly boundary of said Fine Salt Lot 57, a distance of 130.83 feet to an angle point therein;

THENCE northeasterly along a southeasterly boundary of said Fine Salt Lot 57, a distance of 10.0 feet to an angle therein;

THENCE southeasterly along a southwesterly boundary of said Fine Salt Lot 57, a distance of 83.0 feet to the southerly most corner thereof;

THENCE North 28 degrees 12 minutes 10 seconds East along the southeasterly boundary of Fine Salt Lots 57 and 58 a distance of 160.0 feet to the easterly most corner of said Fine Salt Lot 58;

THENCE North 61 degrees 45 minutes 40 seconds West along the northeasterly boundary of said Fine Salt Lot 58 a distance of 202.99 feet to the northerly most corner thereof, said corner also being in said southeasterly Blue Line of the South Side Cut of the former Oswego Canal;

THENCE North 31 degrees 51 minutes 20 seconds East along said southeasterly Blue Line a distance of 67.84 feet to the point of BEGINNING.

ALSO, ALL that piece or parcel of land, situate in Salt Lot No. 2, Former Village of Salina, City of Syracuse, County of Onondaga, State of New York, being more particularly bounded and described as follows:

BEGINNING at a point on the northerly boundary of existing North Salina Street at the intersection of said boundary with the division line between lands of the People of the State of New York on the East and lands now or formerly of Samuel F. Albino on the West, said point being 496.95 feet distant northeasterly measured at right angles from station 89 + 92.12 of the hereinafter described survey baseline of the construction of the Oswego Boulevard Arterial Highway;

THENCE along said division line between lands of the People of the State of New York on the East and South and said lands of Samuel F. Albino on the West and North the following six (6) courses and distances:

Northeasterly 70 feet, more or less, to an angle point;

Continuing northeasterly 34 feet, more or less to an angle point;

Southeasterly 125 feet, more or less, to an angle point;

Northeasterly 10 feet, more or less, to an angle point;

Southeasterly 83 feet, more or less to an angle point; and

Northeasterly 227 feet, more or les, to its intersection with the southerly boundary of Park Street;

THENCE southeasterly along said boundary of Park Street 34 feet, more or less, to its intersection with the new westerly boundary of Hiawatha Boulevard, said point being 180 feet, more or less, distant northwesterly measured at right angles from station 14 39 + 10, more or les, of the hereinafter described survey baseline for the proposed reconstruction of the Interstate Route No. 506-3-2.3, City of Syracuse, Oswego Boulevard;

THENCE along said new boundary of Hiawatha Boulevard South 5 degrees 13 minutes 29 seconds East 50 feet, more or less, and South 36 degrees 05 minutes 53 seconds West 326 feet, more or less, to a point in the northerly boundary of North Salina Street, said point being 167 feet northwesterly, measured at right angles from Station 14 35 + 21 more or less of above said survey baseline;

THENCE northwesterly along said street boundary 244 feet to the point of BEGINNING.

The above mentioned survey baseline is a portion of the survey baseline for the construction of the Oswego Boulevard Arterial Highway as shown map and plan on File in the Office of the New York State Department of Transportation and described as follows:

BEGINNING at Station 86 + 95.65;

THENCE North 22 degrees 23 minutes 50 seconds West to Station 105 + 21.62. All bearing referred to City of Syracuse Meridian.

ALSO, ALL that tract or parcel of land, situate in the City of Syracuse, County of Onondaga, and State of New York, being a part of Fine Salt Lots No. 55 and 56, in B.F. Green’s map of 1858 and part of the South Side Cut Oswego Canal Lands, and being more particularly described as follows;

BEGINNING at a point in the southerly line of Park Street, said point being located South 61 degrees 15 minutes 50 seconds East a distance of 25 feet from a monument located in the southerly line of Park Street at the first point of deflection West of East Hiawatha Boulevard;

THENCE South 61 degrees 15 minutes 50 seconds east along said southerly line of Park Street a distance of 30 feet to a point situate 565 feet west of the intersection of the westerly line of Hiawatha Boulevard and the southerly line of Park Street;

THENCE South 28 degrees 41 minutes 20 seconds West a distance of 96.6 feet; THENCE North 54 degrees 11 minutes 50 seconds West a distance of 30.1 feet;

THENCE North 28 degrees 41 minutes 20 seconds East a distance of 92.64 feet to the place of BEGINNING.

EXCEPTING and RESERVING THEREFROM, ALL that tract or parcel of land, hereinafter designated as Parcel No. 1704 situate in Fine Salt Lot Nos. 55 and 56 and part of South Side Cut Oswego Canal Lands, City of Syracuse, County of Onondaga, State of New York, as shown on a map prepared by the State of New York Department of Transportation being Map No. 1302 parcel 1704 and described as follows:

BEGINNING at a point on the southwesterly boundary of the existing Park Street at the intersection of the said boundary with the division line between the property of Jeanne Inserra (reputed owner) on the northwest, and the property of Samuel F. Albino (reputed owner( on the southeast and said point being 431 feet more or less distant northeasterly, measured at right angles from Station “A’ 213 + 9 more or less of the hereinafter described survey baseline for the proposed reconstruction of the Interstate Route No. 505-3-2.3, City of Syracuse, Oswego Boulevard;

THENCE southwesterly along said division line, 1 foot more or less to a point 430 feet more or less distant northeasterly, measured at right angles from Station “A” 213 + 90 more or less of said baseline;

THENCE thru the property of Jeannie Inserra (reputed owner) the following courses and distances:

North 60 degrees 46 minutes 20 seconds West 12 feet more or less to a point 424 feet more or less distant northeasterly, measured at right angles from Station “A” 213 + 99 more or less of said baseline and

South 28 degrees 27 minutes 54 seconds West 94 feet more or less to a point on the division line between the property of Jeanne Inserra (reputed owner) on the northeast and the property of Samuel J. Rotondo (reputed owner) on the southwest the last mentioned point being 345 feet more or less distant northeasterly, measured at right angles from Station “A” 213 + 49 more or less of the said baseline;

THENCE northwesterly along said division line 17 feet more or less to an angle point 339 feet more or less distant northeasterly measured at right angles from Section “A” 213 + 65 more or less of said baseline;

THENCE northeasterly along the said division line 93 feet more or less to a point on the southwesterly boundary of said existing street, the last mentioned point being 415 feet more or less distant northeasterly, measured at right angles from Station “A” 214 + 15 more or less of said baseline;

THENCE southeasterly along the last mentioned boundary of said existing street 30 feet more or less to the point of BEGINNING.

The above mentioned survey baseline is a portion of the survey baseline for the reconstruction of the Intestate Route No. 505-3-2.3, City of Syracuse, Oswego Boulevard as shown on a map and plan on file in the Office of the State Department of Transportation and described as follows:

BEGINNING at Station “A” 212 + 25.02; THENCE North 29 degrees 41 minutes 25 seconds West to Station “A” 214 + 49.50.

All bearing referred to true north. PARCEL B:

ALSO, ALL that certain plot, piece or parcel of land, with the building and improvements thereon erected, situate, lying and being in the City of Syracuse, County of Onondaga and State of New York, being part of the Onondaga Salts Springs Reservation known and distinguished as follows: Fine Salt Lot No. 59, according to a map of said lots made by B.F. Green, in 1858 and filed in the office of the Superintendent of the Onondaga Salts Springs and in the Office of the Clerk of Onondaga County, January 22, 1862.

LEGAL DESCRIPTION

TRU #

OH-6457

CTIC-NY-CSU #

1209-04053

Parcel No. 1

Situated in the Township of Bainbridge, County of Geauga, State of Ohio and’ known, as being Parcel 8A In Resubdivision Plat for SA. 8 — The Marketplace at Four Corners of part of Original Bainbridge Township Lots 29 & 30, as shown by the recorded plat in Volume 38, Page 70 of Geauga County Map Records.

Parcel No. 2

Situated in the Township of Bainbridge, County of Geauga, State of Ohio and known as being Sublet No. 4 (aka Outparcel D) in the Final Plat for The Marketplace at Four Corners of part of Original Bainbridge Township Lots 29 & 30, as shown by the recorded plat In Volume 35, Page 74 of Geauga County Map Records.

Together with those easements appurtenant to the above described parcels contained in Easements with Covenants and Restrictions Affecting Land Agreement by and between Bainbridge Land Development LLC and Wal-Mart Real Estate Business Trust, recorded October 24, 2003 In Volume 1702, Page 408 of Geauga County Records.

LEGAL DESCRIPTION

TRU #

OH-6457

CTIC-NY-CSU #

1209-04053

Parcel No. 1

Situated in the Township of Bainbridge, County of Geauga, State of Ohio and’ known, as being Parcel 8A In Resubdivision Plat for SA. 8 — The Marketplace at Four Corners of part of Original Bainbridge Township Lots 29 & 30, as shown by the recorded plat in Volume 38, Page 70 of Geauga County Map Records.

Parcel No. 2

Situated in the Township of Bainbridge, County of Geauga, State of Ohio and known as being Sublet No. 4 (aka Outparcel D) in the Final Plat for The Marketplace at Four Corners of part of Original Bainbridge Township Lots 29 & 30, as shown by the recorded plat In Volume 35, Page 74 of Geauga County Map Records.

Together with those easements appurtenant to the above described parcels contained in Easements with Covenants and Restrictions Affecting Land Agreement by and between Bainbridge Land Development LLC and Wal-Mart Real Estate Business Trust, recorded October 24, 2003 In Volume 1702, Page 408 of Geauga County Records.

LEGAL DESCRIPTION

TRU #

OH-8905

CTIC-NY-CSU #

1209-04053

PARCEL I

Situated in the State of Ohio, Hamilton County, Colerain Township, Section 10, Township 2, Entire Range 1 and being all of an original 1.230 acre parcel as conveyed to Toys R US of record in Vol. 6674, Page 297 and being all of Parcel 3 as conveyed to Toys R US of record in Volume 6674, Page 297 (all records being of the Recorder’s Office, Hamilton County, Ohio) and being more particularly described as follows:

Beginning for reference at the intersection of the south line of said Section 10 with the centerline of Colerain Avenue;

Thence North 22°35’17” West with the centerline of said Colerain Avenue passing a found monument at 1,021.18 feet, a total distance of 1,335.46 feet to a point;

Thence South 66°57’54” West crossing said Colerain Avenue, a distance of 55.44 feet to a 5/8” rebar set with a Floyd Browne Group cap on the westerly right of way line of said Colerain Avenue and being the true point of beginning;

Thence South 87°11’00” West with the southerly line of said 4.284 acre tract of land together with the northerly line of a 17.9213 acre tract of land as conveyed to Guardian Savings Bank SSB (Tax Parcel Number 510-111-20 as recorded in the Auditor’s Office, Hamilton County, Ohio) , a distance of 460.12 feet to a found survey nail being located North:0.22 feet and East:0.25 feet;

Thence with the easterly lines of said 17.9213 acre tract of land, the following six (6) courses:

1)	North 62°39’02” West, a distance of 29.81 feet to a found P.K. Nail being located South:0.02’ feet and East:0.16 feet;

2)	North 23°03’26” West, a distance of 105.00 feet to a 5/8” rebar set with a Floyd Browne Group cap;

3)	South 66°56’34” West, a distance of 38.00 feet to a 5/8” rebar set with a Floyd Browne Group cap;

4)	North 23°03’26” West, a distance of 19.70 feet to a 5/8” rebar set with a Floyd Browne Group cap;

5)	South 87°08’26” West, a distance of 60.73 feet to a found spike located South:0.09 feet and East:0.00 feet;

6)	North 02°51’34” West, a distance of 231.88 feet to a found iron pipe located South:0.08 feet and East:0.00 feet on the southerly limited access right of way line of Interstate 275;

Thence with the southerly limited access right of way line of said Interstate 275, the following three (3) courses:

1)	North 87°08’26” East, a distance of 220.39 feet to a found ‘A” rebar in concrete located North:0.02 feet and West:0.72 feet;

2)	North 56°50’02” East, a distance of 81.25 feet to a 5/8” rebar set with a Floyd Browne Group cap;

3)	North 66°56’34” East, a distance of 115.62 feet to a found 1/2” rebar located North 0.39 feet and West:0.05 feet and being a point on the westerly limited access right of way line of Colerain Avenue;

Thence with the westerly limited access right of way line of said Colerain Avenue, the following two (2) courses:

1)	South 30°38’09” East, a distance of 118.00 feet to a 5/8” rebar set with a Floyd Browne Group cap and passing a found iron pipe a distance of 115.64 feet and being located South:0.35 feet and West 2.36 feet;

2)	South 35°40’45” East, a distance of 69.25 feet to a 5/8” rebar set with a Floyd Browne Group cap; Thence crossing said Colerain Avenue, the following two (2) courses:

1)	South 51°33’09” East, a distance of 74.20 feet to a 5/8” rebar set with a Floyd Browne Group cap;

2)	North 65°17’42” East, a distance of 54.49 feet to a point in the centerline of said Colerain Avenue;

Thence South 22°35’17” East with the centerline of said Colerain Avenue, a distance of 28.04 feet to the northeasterly corner of a 0.329 acre tract of land as conveyed to the State of Ohio as recorded in Official Record 9288, Page 4414;

Thence crossing said Colerain Avenue and with the northerly and westerly limited access right of way lines of said Colerain Avenue, the following two (2) courses:

1)	South 66°57’54” West, a distance of 50.30 feet to a set mag nail;

2)	North 51°18’05” West, a distance of 74.20 feet to a 5/8” rebar set with a Floyd Browne Group cap on the westerly right of way line of said Colerain Avenue;

Thence with the westerly right of way line of said Colerain Avenue, the following four (4) courses:

1)	South 26°09’23” East, a distance of 89.95 feet a mag nail set;

2)	South 41°47’21” East, a distance of 36.86 feet to a 5/8” rebar set with a Floyd Browne Group cap;

3)	South 31°15’33” East, a distance of 86.02 feet to a 5/8” rebar set with a Floyd Browne Group cap;

South 22°25’32” East with the westerly right of way line of said Colerain Avenue, a distance of 62.90 feet to the true point of beginning.

PARCEL II

APPURTENANT EASEMENT FOR THE BENEFIT OF PARCEL III FOR AN ENCROACHMENT AS DESCRIBED IN ENCROACHMENT EASEMENT FILED MAY 9, 1984 IN DEED BOOK 4285, PAGE 741, RECORDER’S OFFICE, HAMILTON COUNTY, OHIO.

LEGAL DESCRIPTION

TRU #

OH-8908

CTIC-NY-CSU #

1209-04053

PARCEL A

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN CLERMONT COUNTY, OHIO, being more particularly described as follows:

PART OF THE MATTHEW’S MILITARY SURVEY NO. 1138, UNION TOWNSHIP, CLERMONT COUNTY, OHIO, MORE FULLY DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE CENTERLINE OF STATE ROUTE 32, KNOWN AS THE POINT OF INTERSECTION OF THE CENTERLINE OF STATE ROUTE 32 AND THE CENTERLINE OF THE PREVIOUS ALIGNMENT OF EASTGATE BOULEVARD, SAID POINT OF COMMENCEMENT LIES N. 65° 59’ 10” W., 1,011.29 FEET FROM THE INTERSECTION OF THE CENTERLINE OF STATE ROUTE 32 AND THE EASTERLY PROPERTY LINE OF PREMISES OWNED BY EASTGATE ASSOCIATES, (A JOINT VENTURE), BY DEED RECORDS IN VOLUME 544, PAGES 273 THROUGH 278 OF CLERMONT COUNTY RECORDS; THENCE ALONG THE CENTERLINE OF STATE ROUTE 32, N. 65° 59’ 10” W., 407.58 FEET; THENCE, N. 05° 02’ 42” E., 105.75 FEET TO A POINT ON THE NORTHEASTERLY RIGHT OF WAY LINE OF STATE ROUTE 32; THENCE ALONG THE NORTHEASTERLY RIGHT OF WAY LINE OF STATE ROUTE 32, S. 65° 59’ 10” E., 251.95 FEET TO A POINT ON THE WESTERLY RIGHT OF WAY LINE OF EASTGATE BOULEVARD; THENCE ALONG THE WESTERLY RIGHT OF WAY LINE OF EASTGATE BOULEVARD, ALONG THE ARC OF A 350.00 FOOT RADIUS CURVE, CONCAVE TO THE NORTHWEST, WHOSE CHORD BEARS N. 89° 31’ 24” E., 182.42 FEET; THENCE, ALONG THE ARC OF A 191.67 FOOT RADIUS CURVE, CONCAVE TO THE NORTHWEST, WHOSE CHORD BEARS N. 59° 04’ 49” E., 101.39 FEET; THENCE N. 43° 44’ 35” E., 212.57 FEET; THENCE N. 36° 09’ 34” E., 288.07 FEET TO A POINT; THENCE, ALONG THE ARC OF A 500.00 FOOT RADIUS CURVE, CONCAVE TO THE NORTHWEST, WHOSE CHORD BEARS N. 22° 01’ 55” E., 244.08 FEET TO POINT; THENCE ALONG THE ARC OF A 1,800.00 FOOT RADIUS CURVE, CONCAVE TO THE NORTHWEST, WHOSE CHORD BEARS N. 06° 13’ 06” E., 106.02 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE DEPARTING FROM THE WESTERLY RIGHT OF WAY LINE OF EASTGATE BOULEVARD, N. 62° 00’ 00” W., 145.17 FEET TO A POINT; THENCE, ALONG THE ARC OF A 1,210.00 FOOT RADIUS CURVE, CONCAVE TO THE SOUTH, WHOSE CHORD BEARS N. 68° 29’ 59” W., 273.95 FEET; THENCE N. 75° 00’ 00” W., 15.00 FEET; THENCE N. 15° 00’ 00” E., 215.00 FEET; THENCE N. 75° 00’ 00” W., 24.30 FEET; THENCE N. 15° 00’ 00” E., 207.40 FEET TO A POINT; THENCE, ALONG THE ARC OF A 310.00 FOOT RADIUS CURVE, CONCAVE TO THE NORTH, WHOSE CHORD BEARS N. 89° 11’ 24” E., 138.48 FEET; THENCE N. 76° 17’ 00” E., 114.82 FEET TO A POINT ON THE WESTERLY RIGHT OF

WAY LINE OF EASTGATE BOULEVARD; THENCE ALONG THE ARC OF A 45.00 FOOT RADIUS CURVE, CONCAVE TO THE SOUTHWEST, WHOSE CHORD BEARS S. 58° 43’ 00” E., 16.10 FEET; THENCE S. 13° 43’ 00” E., 163.07 FEET TO A POINT; THENCE ALONG THE ARC OF A 1,866.95 FOOT RADIUS CURVE, CONCAVE TO THE WEST, WHOSE CHORD BEARS S. 11° 43’ 00” E., 130.31 FEET TO A POINT; THENCE ALONG THE ARC OF A 1,389.39 FOOT RADIUS CURVE, CONCAVE TO THE WEST, WHOSE CHORD BEARS S. 03° 01’ 00” E., 324.20 FEET; THENCE N. 86° 19’ 01” W., 34.33 FEET TO THE POINT OF BEGINNING.

CONTAINING 4.267 ACRES, MORE OR LESS.

PARCEL B

TOGETHER WITH THE BENEFITS, IF ANY, OF THAT CERTAIN RIGHT OF WAY AND EASEMENT FOR INGRESS, EGRESS AND UTILITY PURPOSES FROM TACAN, INC. TO EASTGATE ASSOCIATES, A JOINT VENTURE, OF RECORD IN DEED BOOK 544, PAGE 272, RECORDER’S OFFICE, CLERMONT COUNTY, OHIO.

PARCEL C

TOGETHER WITH THE BENEFITS, IF ANY, OF THAT CERTAIN EASEMENT, RESTRICTION AND OPERATING AGREEMENT OF EASTGATE MALL OF RECORD IN DEED BOOK 598, PAGE 415 AND RE-RECORDED IN DEED BOOK 598, PAGE 613, BOTH OF THE RECORDER’S OFFICE, CLERMONT COUNTY, OHIO.

PARCEL D

TOGETHER WITH THE BENEFITS, IF ANY, OF THAT CERTAIN EASTGATE MALL PERIPHERAL LAND EASEMENT, RESTRICTION AND OPERATING AGREEMENT BETWEEN EASTGATE CO. AND TOYS “R’ US, INC., OF RECORD IN MISCELLANEOUS BOOK 46, PAGE 537 AND RE-RECORDED IN MISCELLANEOUS BOOK 47, PAGE 365, RECORDER’S OFFICE, CLERMONT COUNTY, OHIO.

LEGAL DESCRIPTION

TRU #

OH-8910

CTIC-NY-CSU #

1209-04053

(rev 11/19/09 by RL)

PARCEL A

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN Franklin County, Ohio, being more particularly described as follows:

SITUATED IN THE STATE OF OHIO, COUNTY OF FRANKLIN, CITY OF COLUMBUS, IN HALF SECTION 50 (WEST HALF OF SECTION 28), TOWNSHIP 12 NORTH, RANGE 21 WEST, REFUGEE LANDS, AND BEING A PORTION OF AN ORIGINAL 38.681 ACRE TRACT OF LAND CONVEYED AS PARCEL 2 TO HAMILTON-GROVES REALTY, LTD., BY DEED OF RECORD IN DEED BOOK 3560, PAGE 321, RECORDER’S OFFICE FRANKLIN COUNTY, OHIO, AND BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A P.K. NAIL FOUND IN THE CENTER LINE OF GROVES ROAD, IN THE NORTH LINE OF SAID HALF SECTION 50, AT A NORTHEAST CORNER OF SAID ORIGINAL 38.681 ACRE TRACT AND AT THE NORTHWEST CORNER OF A 0.7653 ACRE TRACT OF LAND LEASED TO SHELL OIL COMPANY BY LEASE OF RECORD 1N LEASE RECORD 198, PAGE 341, RECORDER’S OFFICE FRANKLIN COUNTY, OHIO, SAID P.K. NAIL BEING WEST A DISTANCE OF 277.00 FEET FROM A POINT AT THE INTERSECTION OF THE CENTER LINE OF GROVES ROAD WITH THE CENTER LINE OF SOUTH HAMILTON ROAD - OHIO ROUTE 317;

THENCE SOUTH, ALONG AN EAST LINE OF SAID ORIGINAL 38.681 ACRE TRACT, AND ALONG THE WEST LINE OF SAID 0.7653 ACRE TRACT A DISTANCE OF 215.00 FEET TO A 3/4 INCH I.D. IRON PIPE FOUND AT THE SOUTHWEST CORNER OF SAID 0.7653 ACRE TRACT AND IN THE NORTH LINE OF A 0.336 ACRE TRACT OF LAND CONVEYED OUT OF SAID ORIGINAL 38.681 ACRE TRACT TO HAMILTON-GROVES REALTY, LTD., BY DEED OF RECORD IN DEED BOOK 3728, PAGE 91, RECORDER’S OFFICE FRANKLIN COUNTY, OHIO (PASSING A 3/4 INCH I.D. IRON PIPE FOUND IN THE SOUTH RIGHT OF WAY LINE OF GROVES ROAD AT 40.00 FEET);

THENCE WEST ALONG A PORTION OF THE NORTH LINE OF SAID 0.336 ACRE TRACT, A DISTANCE OF 4.50 FEET TO A 3/4 INCH I.D. IRON PIPE FOUND AT THE NORTHWEST CORNER OF SAID 0.336 ACRE TRACT;

THENCE SOUTH ALONG THE WEST LINE OF SAID 0.336 ACRE TRACT, A DISTANCE OF 20.14 FEET TO A 3/4 INCH I.D. IRON PIPE FOUND AT A POINT OF CURVATURE:

THENCE SOUTHEASTERLY ALONG THE CURVED WEST LINE OF SAID 0.336 ACRE TRACT AND WITH A CURVE TO THE LEFT, DATA OF WHICH IS: RADIUS - 65.00 FEET AND DELTA -72° 34’ 30”, A CHORD DISTANCE OF 76.94 FEET BEARING SOUTH 36° 17’ 15” EAST TO A 3/4 INCH I.D. IRON PIPE FOUND AT A CORNER OF SAID 0.336 ACRE TRACT, IN A NORTH LINE OF A 4.282 ACRE TRACT OF LAND LEASED TO THE GLICK FURNITURE COMPANY BY LEASE OF RECORD IN LEASE RECORD 206, PAGE 129, RECORDER’S OFFICE FRANKLIN COUNTY, OHIO, AND IN A SOUTH LINE OF SAID ORIGINAL 38.681 ACRE TRACT;

THENCE SOUTH 89° 57’ 23” WEST, ALONG A PORTION OF A SOUTH LINE OF SAID ORIGINAL 38.681 ACRE TRACT AND ALONG A PORTION OF A NORTH LINE OF SAID 4.282 ACRE TRACT, A DISTANCE OF 521.58 FEET TO A 3/4 INCH I.D. IRON PIPE FOUND AT A CORNER OF SAID ORIGINAL 38.681 ACRE TRACT AND AT THE NORTHWEST CORNER OF SAID 4.282 ACRE TRACT;

THENCE SOUTH 0° 00’ 44” WEST, ALONG AN EAST LINE OF SAID ORIGINAL 38.681 ACRE TRACT AND ALONG THE WEST LINE OF SAID 4.282 ACRE TRACT A DISTANCE OF 283.00 FEET TO A 3/4 INCH I.D. IRON PIPE FOUND AT A CORNER OF SAID ORIGINAL 38.681 ACRE TRACT, AT THE SOUTHWEST CORNER OF SAID 4.282 ACRE TRACT AND IN THE NORTH LINE OF A 5.176 ACRE TRACT OF LAND LEASED TO K B MARKETING SYSTEMS, INC., BY LEASE OF RECORD IN LEASE RECORD 191, PAGE 622, RECORDER’S OFFICE FRANKLIN COUNTY, OHIO;

THENCE SOUTH 89° 57’ 23” WEST, ALONG A SOUTH LINE OF SAID ORIGINAL 38.681 ACRE TRACT AND ALONG A PORTION OF THE NORTH LINE OF SAID 5.176 ACRE TRACT, A DISTANCE OF 241.17 FEET TO A 3/4 INCH I.D. IRON PIPE FOUND AT A CORNER OF SAID ORIGINAL 38.681 ACRE TRACT AND AT THE NORTHWEST CORNER OF SAID 5.176 ACRE TRACT;

THENCE NORTH 0° 00’ 33” WEST, CROSSING SAID ORIGINAL 38.681 ACRE TRACT AND ALONG THE WEST LINE EXTENDED NORTHERLY OF SAID 5.176 ACRE TRACT, A DISTANCE OF 580.74 FEET TO A RAILROAD SPIKE SET IN THE CENTER LINE OF GROVES ROAD, IN THE NORTH LINE OF SAID HALF SECTION 50 AND IN A NORTH LINE OF SAID ORIGINAL 38,681 ACRE TRACT (PASSING A 3/4 INCH I.D. IRON PIPE SET IN THE SOUTH RIGHT OF WAY LINE OF GROVES ROAD AT 540.74 FEET);

THENCE EAST ALONG THE CENTER LINE OF GROVES ROAD, ALONG A PORTION OF THE NORTH LINE OF SAID HALF SECTION 50 AND ALONG A PORTION OF A NORTH LINE OF SAID ORIGINAL 38.681 ACRE TRACT, A DISTANCE OF 721.87 FEET TO THE PLACE OF BEGINNING.

THE ABOVE DESCRIPTION WAS PREPARED BY TED L. ROBINSON, OHIO SURVEYOR NO. 5361, OF C.F. BIRD & R.J. BULL, LTD., CONSULTING ENGINEERS & SURVEYORS, WORTHINGTON, OHIO. FROM AN ACTUAL FIELD SURVEY PERFORMED IN MARCH 1985. BASIS OF BEARINGS - THE DIRECTION OF THE

CENTER LINE OF GROVES ROAD WAS ASSUMED TO BE EAST AND WEST FOR THE PURPOSE OF THIS SURVEY ONLY AND ALL BEARINGS USED ARE RELATIVE TO EACH OTHER ONLY.

PARCEL B

TOGETHER WITH THE BENEFITS OF THAT NON-EXCLUSIVE EASEMENT FOR ACCESS, INGRESS AND PARKING ARISING UNDER THE TERMS AND CONDITIONS OF RECIPROCAL EASEMENT AND OPERATION AGREEMENT BY AND BETWEEN HAMILTON GROVES REALTY, LTD. AND TOYS “R” US, INC., AS PREDECESSOR TO TOYS “R” US- OHIO, INC.,

DATED MARCH 18, 1985 AND RECORDED MARCH 18, 1985 IN BOOK 5468, PAGE B17 IN THAT CERTAIN TRACT OR PARCEL OF LAND DESCRIBED AS FOLLOWS:

HAMILTON-GROVES SERVICE DRIVE

Situated in the State of Ohio, County of Franklin, City of Columbus, in half Section 50 (West Half of Section 28), Township 12 North, Range 21 West, Refugee Lands, and being a portion of a 4.282 acre tract of land leased to The Glick Furniture Company by lease of record in Lease Record 206, Page 129, Recorder’s Office, Franklin County, Ohio, and bounded and described as follows.

For reference, beginning at a P.K. Nail found in the center line of Groves Road, in the north line of said Half Section 50, at a northeast corner of an original 38.681 acre tract of land conveyed as Parcel 2 to Hamilton-Groves Realty, Ltd., by deed of record in Deed Book 3560, Page 321, Recorder’s Office, Franklin County, Ohio, and at the northwest corner of a 0.7653 acre tract of land leased to Shell Oil Company by lease of record in Lease Record 198, Page 341, Recorder’s Office, Franklin County, Ohio, said P.K. Nail being WEST a distance of 277.00 feet from a point at the intersection of the centerline of South Hamilton Road - Ohio Route 317;

thence SOUTH along an east line of said original 38.681 acre tract, and along the west line of said 0.7653 acre tract a distance of 215.00 feet to a 3/4-inch I.D. iron pipe found at the southwest corner of said 0.7653 acre tract and in the north line of a 0.336 acre tract of land conveyed out of said original 38.681 acre tract to Hamilton-Groves Realty, Ltd., by deed of record in Deed Book 3728, Page 91, Recorder’s Office, Franklin County, Ohio (passing a 3/4-inch I.D. iron pipe found in the south right-of-way line of Groves Road at 40.00 feet);

thence WEST along a portion of the north line of said 0.336 acre tract a distance of 4.50 feet to a 3/4-inch I.D. iron pipe found at the northwest corner of said 0.336 acre tract;

thence SOUTH along the west line of said 0.336 acre tract a distance of 20.14 feet to a 3/4-inch I.D. iron pine found at a point of curvature;

thence southeasterly along the curved west line of said 0.336 acre tract and with a curve to the left, data of which is: radius = 65.00 feet and delta = 72° 34’ 30”, a chord distance of 76.94 fact bearing S 36° 17’ 15” E to a 3/4-inch I.D. iron pipe found at a corner of said 0.336 acre tract, in a north line of said 4.282 acre;

tract of land, said iron pipe marking the True Place of Beginning of the herein described INGRESS AND EGRESS EASEMENT;

thence N 89° 57’ 23” E along a portion of a south line of said 0.336 acre tract and along a portion of a north line of said 4.282 acre tract, a distance of 23.91 feet to an angle point;

thence S 00° 02’ 37” E continuing along said line a distance of 3.00 feet to an angle point,

thence N 89° 57’ 23” E continuing along said line a distance of 114.51 feet to a point in the west line of a SERVICE ROAD for HAMILTON ROAD (S.R. 317), said point marking the southeast corner of said 0.336 acre tract and the northeast corner of said 4.282 acre tract;

thence S 00° 08’ 37” E along the west line of said SERVICE ROAD and along a portion of the east line of said 4.282 acre Bract, a distance of 23.00 feet to a point;

thence S 89° 57’ 23” W crossing said 4.282 acre tract a distance of 195.00 feet to a point;

thence N 00° 02’ 37” W a distance of 26.00 feet to a point in the north line of said 4.232 acre tract and in the south line of said original 38.681 acre tract;

thence N 89 ° 57’ 23” E along a portion of a south line of said original 38.681 acre tract and along a portion of a north line of said 4.282 acre tract a distance of 56.54 feet to the true Place of Beginning.

Containing 0.189 acre of land more or less and being subject to all legal highway easements and restrictions of record;

The above description was prepared by Ted L. Robinson, Ohio Surveyor No. 5361, of C. T. Bird & R. J. Bull, Ltd., Consulting Engineers & Surveyors Worthington, Ohio, from an actual field survey performed in March 1995. Basis of bearings = the direction of the centerline of Grove Road was assumed to be EAST and WEST for the purpose of this survey only and all bearings used for the relative to each other only.

LEGAL DESCRIPTION

TRU #

OH-8916

CTIC-NY-CSU #

1209-04053

PARCEL A

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN MONTGOMERY COUNTY, OHIO, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

SITUATE IN THE CITY OF MIAMISBURG, COUNTY OF MONTGOMERY, STATE OF OHIO AND BEING LOT NUMBER 5836 ON THE REVISED PLAT OF SAID CITY OF MIAMISBURG, OHIO.

PARCEL B

TOGETHER WITH THE BENEFITS, IF ANY, OF THE TERMS AND CONDITIONS OF THAT CERTAIN DECLARATIONS CONTAINED ON THE DEED OF RECORD IN DEED NO. 86-741B12, AND FIRST AMENDMENT TO DECLARATION OF RECORD IN DEED NO. 94-326A06, RECORDER’S OFFICE, MONTGOMERY COUNTY, OHIO.

BUT OMITTING ANY COVENANT OR RESTRICTION BASED ON RACE, COLOR, RELIGION, SEX, HANDICAP, FAMILIAL STATUS OR NATIONAL ORIGIN UNLESS AND ONLY TO THE EXTENT THAT SAID COVENANT (A) IS EXEMPT UNDER CHAPTER 42, SECTION 2607 OF THE UNITED STATES CODE OR (B) RELATES TO HANDICAPPED BUT DOES NOT DISCRIMINATE AGAINST HANDICAPPED PERSONS.

PARCEL C

TOGETHER WITH THE BENEFITS, IF ANY, OF THE TERMS AND CONDITIONS OF THAT CERTAIN EASEMENT AGREEMENT BETWEEN HIERONYMUS MANAGEMENT CO., AN OHIO GENERAL PARTNERSHIP AND TOYS “R” US, INC., A DELAWARE CORPORATION OF RECORD IN DEED NO. 86-742A01, AND FIRST AMENDMENT TO EASEMENT AGREEMENT RECORDED IN DEED NO. 94-737C07, RECORDER’ OFFICE, MONTGOMERY COUNTY, OHIO.

LEGAL DESCRIPTION

TRU #

OH-8922

CTIC-NY-CSU #

1209-04053

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN FRANKLIN COUNTY, OHIO, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

SITUATED IN THE STATE OF OHIO, COUNTY OF FRANKLIN, CITY OF DUBLIN, IN QUARTER TOWNSHIP 3, TOWNSHIP 2 NORTH, RANGE 19 WEST, UNITED STATES MILITARY LANDS, AND BEING ALL OR PORTIONS OF THE FOLLOWING FIVE (5) TRACTS OF LAND CONVEYED TO RESIDENTIAL SERVICE, INC.:

A PORTION OF AN ORIGINAL 41.975 ACRE TRACT CONVEYED AS PARCEL I BY DEED OF RECORD IN DEED BOOK 3132, PAGE 411, RECORDER’S OFFICE FRANKLIN COUNTY, OHIO;

A PORTION OF AN ORIGINAL 7.2367 ACRE TRACT CONVEYED BY DEED OF RECORD IN OFFICIAL RECORDS VOLUME 530, PAGE C15, RECORDER’S OFFICE FRANKLIN COUNTY, OHIO, SAID 7.2367 ACRE TRACT ALSO BEING A PORTION OF SAID ORIGINAL 41.975 ACRE TRACT;

ALL OF LOT NUMBER TEN (10) AND 6.20 FEET OFF THE ENTIRE SOUTH SIDE OF LOT NUMBER ELEVEN (11) IN MEADOWLAND HEIGHTS NO. 1, AS SHOWN OF RECORD IN PLAT BOOK 27, PAGE 60, RECORDER’S OFFICE FRANKLIN COUNTY, OHIO, AND CONVEYED AS PARCEL 2 BY DEED OF RECORD IN DEED BOOK 3190, PAGE 106, RECORDER’S OFFICE FRANKLIN COUNTY, OHIO;

ALL EXCEPT 6.20 FEET OFF THE ENTIRE SOUTH SIDE OF LOT NO. 11 AND 6.20 FEET OFF THE ENTIRE SOUTH SIDE OF LOT NUMBER TWELVE (12) IN SAID MEADOWLAND HEIGHTS NO. 1, AND AS CONVEYED BY DEED OF RECORD IN DEED BOOK 3717, PAGE 566, RECORDER’S OFFICE FRANKLIN COUNTY, OHIO;

5) A PORTION OF SAID LOT NO. 12 IN SAID MEADOWLAND HEIGHTS NO. 1 AS CONVEYED BY DEED OF RECORD IN DEED BOOK 3718, PAGE 485, RECORDER’S OFFICE FRANKLIN COUNTY, OHIO;

ALL BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING, FOR REFERENCE, AT A POINT IN THE WEST LINE OF SAWMILL ROAD, AT THE NORTHEAST CORNER OF SAID LOT NO. 13 AND AT THE SOUTHEAST END OF MEADOWLAND DRIVE (50 FEET WIDE) VACATED BY DUBLIN ORDINANCE NO. 44-85;

THENCE SOUTH 2° 31’ 52” WEST, ALONG THE WEST LINE OF SAWMILL ROAD, ALONG THE EAST LINE OF SAID LOT NO. 13 AND ALONG A PORTION OF THE EAST LINE OF SAID LOT NO. 12 A DISTANCE OF 178.13 FEET TO A POINT AT THE TRUE PLACE OF BEGINNING OF THE TRACT HEREIN INTENDED TO BE DESCRIBED;

THENCE CONTINUING SOUTH 2° 31’ 52” WEST, ALONG THE WEST LINE OF SAWMILL ROAD, ALONG A PORTION OF THE EAST LINE OF SAID LOT NO. 12 AND ALONG THE EAST LINES OF SAID LOTS NOS. 11 AND 10 A DISTANCE OF 229.59 FEET TO A POINT AT THE SOUTHEAST CORNER OF SAID LOT NO. 10 AND AT THE NORTHEAST CORNER OF LOT NUMBER NINE (9) IN SAID MEADOWLAND HEIGHTS NO. 1;

THENCE NORTH 86° 26’ 50” WEST, ALONG THE SOUTH LINE OF SAID LOT NO. 10 AND ALONG THE NORTH LINE OF SAID LOT NO. 9, A DISTANCE OF 200.08 FEET TO A POINT AT THE SOUTHWEST CORNER OF SAID LOT NO. 10, AT THE NORTHWEST CORNER OF SAID LOT NO. 9 AND IN THE EAST LINE OF SAID ORIGINAL 41.975 ACRE TRACT;

THENCE SOUTH 2° 31’ 52” WEST, ALONG A PORTION OF THE EAST LINE OF SAID ORIGINAL 41.975 ACRE TRACT, ALONG A PORTION OF THE EAST LINE OF SAID ORIGINAL 7.2367 ACRE TRACT, ALONG THE WEST LINE OF SAID LOT NO. 9, ALONG THE WEST LINE OF LOT NUMBER EIGHT (8) IN SAID MEADOWLAND HEIGHTS NO. 1, AND ALONG A PORTION OF THE WEST LINE OF LOT NUMBER SEVEN (7) IN SAID MEADOWLAND HEIGHTS NO. 1, A DISTANCE OF 220.00 FEET TO A POINT;

THENCE NORTH 86° 26’ 50” WEST, CROSSING A PORTION OF SAID ORIGINAL 7.2367 ACRE TRACT A DISTANCE OF 307.89 FEET TO A POINT OF CURVATURE;

THENCE WESTERLY CROSSING A PORTION OF SAID ORIGINAL 7.2367 ACRE TRACT AND WITH A CURVE TO THE RIGHT, DATA OF WHICH IS: RADIUS - 320.00 FEET AND DELTA - 4° 32’ 22”, A CHORD DISTANCE OF 25.35 FEET BEARING NORTH 84° 10’ 39” WEST TO THE POINT OF TANGENCY;

THENCE NORTH 81° 54’ 28” WEST, CROSSING A PORTION OF SAID ORIGINAL 7.2367 ACRE TRACT AND CROSSING A PORTION OF SAID ORIGINAL 41.975 ACRE TRACT, A DISTANCE OF 187.39 FEET TO A POINT OF CURVATURE;

THENCE NORTHWESTERLY, CROSSING A PORTION OF SAID ORIGINAL 41.975 ACRE TRACT AND WITH A CURVE TO THE RIGHT, DATA OF WHICH IS RADIUS - 35.00 FEET AND DELTA - 88° 35’ 08”, A CHORD DISTANCE OF 43.88 FEET BEARING NORTH 37° 36’ 54” WEST TO THE POINT OF TANGENCY;

THENCE NORTH 6° 40’ 40” EAST, CROSSING A PORTION OF SAID ORIGINAL 41.975 ACRE TRACT, A DISTANCE OF 429.02 FEET TO A POINT;

THENCE SOUTH 83° 19’ 20” EAST, CROSSING A PORTION OF SAID ORIGINAL 41.975 ACRE TRACT AND CROSSING A PORTION OF SAID LOT NO. 12, A DISTANCE OF 576.93 FEET TO A POINT;

THENCE SOUTH 86° 25’ 42” EAST, CROSSING A PORTION OF SAID LOT NO. 12, A DISTANCE OF 144.81 FEET TO THE TRUE PLACE OF BEGINNING;

CONTAINING 6.768 ACRES OF LAND, MORE OR LESS.

THE ABOVE DESCRIPTION WAS PREPARED BY RICHARD J. BULL, OHIO SURVEYOR NO. 4723, OF C.F. BIRD & R.J. BULL, INC., CONSULTING ENGINEERS & SURVEYORS, WORTHINGTON, OHIO, FROM AN ACTUAL FIELD SURVEY OF A 44.159 ACRE TRACT, OF WHICH THE ABOVE DESCRIBED 6.768 ACRES IS A PART, IN AUGUST, 1987. BASIS OF BEARINGS IS SAID PLAT OF DUBLIN VILLAGE CENTER (PLAT BOOK 65, PAGES 27 AND 28).

TOGETHER WITH THE BENEFITS, IF ANY, OF THAT CERTAIN FIRST AMENDMENT TO RECIPROCAL EASEMENT AND OPERATION AGREEMENT IN OFFICIAL RECORDS VOLUME 14140, PAGE A03, RECORDER’S OFFICE, FRANKLIN COUNTY, OHIO.

TOGETHER WITH THE BENEFITS, IF ANY, OF THE RESTRICTIONS CONTAINED IN WARRANTY DEED OF RECORD IN OFFICIAL RECORDS VOLUME 11249, PAGE G02, RECORDER’S OFFICE, DELAWARE COUNTY, OHIO, BUT OMITTING ANY COVENANT OR RESTRICTION BASED ON RACE, COLOR, RELIGION, SEX, HANDICAP, FAMILIAL STATUS OR NATIONAL ORIGIN UNLESS AND ONLY TO THE EXTENT THAT SAID COVENANT (A) IS EXEMPT UNDER CHAPTER 42, SECTION 3607 OF THE UNITED STATES CODE OR (B) RELATES TO HANDICAP BUT DOES NOT DISCRIMINATE AGAINST HANDICAPPED PERSONS.

EXCEPTING THEREFROM THE FOLLOWING:

SITUATED IN THE STATE OF OHIO, COUNTY OF FRANKLIN, CITY OF DUBLIN, LYING IN QUARTER TOWNSHIP 3, TOWNSHIP 2, RANGE 19, UNITED STATES MILITARY DISTRICT, BEING A PART OF RESERVE “B” OF THAT SUBDIVISION ENTITLED “DUBLIN CITY CENTER” AS SHOWN IN PLAT BOOK 69, PAGE 18, CONVEYED TO MPO PROPERTIES, LLC OF RECORD IN INSTRUMENT NUMBER

200509220198249, AND DESCRIBED AS FOLLOWS:

BEGINNING, FOR REFERENCE, AT THE CENTERLINE INTERSECTION OF SAWMILL ROAD WITH BANKER DRIVE AS SHOWN IN SAID “DUBLIN CITY CENTER”;

THENCE NORTH 86° 28’ 08” WEST, WITH THE CENTERLINE OF BANKER DRIVE, 245.63 FEET;

THENCE NORTH 03° 31’ 52” EAST, 30.00 FEET TO A 3/4 INCH IRON PIPE WITH A BIRD & BULL CAP FOUND AT A SOUTHEAST CORNER OF SAID RESERVE “B” AND IN THE NORTH RIGHT-OF-WAY LINE OF BANKER DRIVE;

THENCE NORTH 86° 28’ 08” WEST, WITH SAID NORTH RIGHT-OF-WAY LINE, 196.38 FEET TO AN IRON PIN SET, THE TRUE POINT OF BEGINNING;

THENCE WITH SAID NORTH RIGHT-OF-WAY LINE AND THE EAST RIGHT-OF-WAY LINE OF DUBLIN CENTER DRIVE AS SHOWN IN SAID “DUBLIN CITY CENTER”, THE FOLLOWING COURSES:

NORTH 86° 28’ 08” WEST, 111.51 FEET TO AN IRON PIN SET AT A POINT OF CURVATURE TO THE RIGHT;

WITH THE ARC OF SAID CURVE, HAVING A CENTRAL ANGLE OF 04° 32’ 22” A RADIUS OF 320.00 FEET, AN ARC LENGTH OF 25.35 FEET, A CHORD BEARING AND CHORD DISTANCE OF NORTH 84° 11’ 57” WEST, 25.35 FEET TO AN IRON PIN SET AT A POINT OF TANGENCY;

NORTH 81° 55’ 46” WEST, 187.39 FEET TO AN IRON PIN SET AT A POINT OF CURVATURE TO THE RIGHT;

WITH THE ARC OF SAID CURVE, HAVING A CENTRAL ANGLE OF 88° 35’ 08”, A RADIUS OF 35.00 FEET, AN ARC LENGTH OF 54.11 FEET, A CHORD BEARING AND CHORD DISTANCE OF NORTH 37° 38’ 12” WEST, 48.88 FEET TO AN IRON PIN SET AT A POINT OF TANGENCY;

NORTH 06° 39’ 22” EAST, 233.51 FEET TO AN IRON PIN SET;

THENCE ACROSS SAID RESERVE “B”, THE FOLLOWING COURSES;

SOUTH 83° 21’ 47” EAST, 357.83 FEET TO AN IRON PIN SET;

SOUTH 06° 35’ 05” WEST, 266.78 FEET TO THE TRUE POINT OF BEGINNING, CONTAINING 2.217 ACRES, MORE OR LESS.

BEARINGS ARE BASED ON THE OHIO STATE PLANE COORDINATE SYSTEM, SOUTH ZONE PER HAD83 (1986 ADJUSTMENT). CONTROL FOR BEARINGS WAS FROM COORDINATES OF MONUMENTS FCGS 74 & FCGS 174, ESTABLISHED BY THE FRANKLIN COUNTY ENGINEERING DEPARTMENT, RESULTING IN A BEARING OF NORTH 02° 30’ 34” EAST FOR A PORTION OF THE CENTERLINE OF SAWMILL ROAD.

ALL REFERENCES ARE TO THE RECORDS OF THE RECORDER’S OFFICE, FRANKLIN COUNTY, OHIO.

THIS SURVEY WAS PREPARED FROM EXISTING RECORDS AND ACTUAL FIELD SURVEYS PERFORMED IN AUGUST 2006.

IRON PINS SET, WHERE INDICATED, ARE IRON PIPES, THIRTEEN SIXTEENTHS (13/16) INCH INSIDE DIAMETER, THIRTY (30) INCHES LONG WITH A PLASTIC PLUG PLACED IN THE TOP BEARING THE INITIALS EMHT INC.

BOUNDARY DESCRIPTION OF 2.217 ACRES WEST SIDE OF SAWMILL ROAD SOUTH OF FEDERATED BOULEVARD.

SITUATED IN THE STATE OF OHIO, COUNTY OF FRANKLIN, CITY OF DUBLIN, LYING IN QUARTER TOWNSHIP 3, TOWNSHIP 2, RANGE 19, UNITED STATES MILITARY DISTRICT, BEING A PART OF RESERVE “B” OF THAT SUBDIVISION ENTITLED “DUBLIN CITY CENTER” AS SHOWN IN PLAT BOOK 69, PAGE 18, CONVEYED TO MPO PROPERTIES, LLC OF RECORD IN INSTRUMENT NUMBER

200509220198249, AND DESCRIBED AS FOLLOWS:

BEGINNING, FOR REFERENCE, AT THE CENTERLINE INTERSECTION OF SAWMILL ROAD WITH BANKER DRIVE AS SHOWN IN SAID “DUBLIN CITY CENTER”;

THENCE NORTH 86° 28’ 08” WEST, WITH THE CENTERLINE OF BANKER DRIVE, 245.63 FEET;

THENCE NORTH 03° 31’ 52” EAST, 30.00 FEET TO A 3/4 INCH IRON PIPE WITH A BIRD & BULL CAP FOUND AT A SOUTHEAST CORNER OF SAID RESERVE “B” AND IN THE NORTH RIGHT-OF-WAY LINE OF BANKER DRIVE’

THENCE NORTH 86° 28’ 08” WEST, WITH SAID NORTH RIGHT-OF-WAY LINE, 196.38 FEET TO AN IRON PIN SET, THE TRUE POINT OF BEGINNING;

THENCE WITH SAID NORTH RIGHT-OF-WAY LINE AND THE EAST RIGHT-OF-WAY LINE OF DUBLIN CENTER DRIVE AS SHOWN IN SAID “DUBLIN CITY CENTER”, THE FOLLOWING COURSES:

NORTH 86° 28’ 08” WEST, 111.51 FEET TO AN IRON PIN SET AT A POINT OF CURVATURE TO THE RIGHT;

WITH THE ARC OF SAID CURVE, HAVING A CENTRAL ANGLE OF 04° 32’ 22”, A RADIUS OF 320.00 FEET, AN ARC LENGTH OF 25.35 FEET, A CHORD BEARING AND CHORD DISTANCE OF NORTH 84° 11’ 57” WEST, 25.35 FEET TO AN IRON NORTH 81° 55’ 46” WEST, 187.39 FEET TO AN IRON PIN SET AT A POINT OF CURVATURE TO THE RIGHT;

WITH THE ARC OF SAID CURVE, HAVING A CENTRAL ANGLE OF 88° 35’ 08”, A RADIUS OF 35.00 FEET, AN ARC LENGTH OF 54.11 FEET, A CHORD BEARING AND CHORD DISTANCE OF NORTH 37° 38’ 12” WEST, 48.88 FEET TO AN IRON PIN SET AT A POINT OF TANGENCY;

NORTH 06° 39’ 22” EAST, 233.51 FEET TO AN IRON PIN SET; THENCE ACROSS SAID RESERVE “B”, THE FOLLOWING COURSES: SOUTH 83° 21’ 47” EAST, 357.83 FEET TO AN IRON PIN SET;

SOUTH 06° 35’ 05” WEST, 266.78 FEET TO THE TRUE POINT OF BEGINNING, CONTAINING 2.217 ACRES, MORE OR LESS.

SUBJECT, HOWEVER, TO ALL LEGAL RIGHTS-OF-WAY AND/OR EASEMENTS, IF ANY, OF PREVIOUS RECORD.

BEARINGS ARE BASED ON THE OHIO STATE PLANE COORDINATE SYSTEM, SOUTH ZONE PER NAD83 (1986 ADJUSTMENT). CONTROL FOR BEARINGS WAS FROM COORDINATES OF MONUMENTS FCGS 74 & FCGS 174, ESTABLISHED BY THE FRANKLIN COUNTY ENGINEERING DEPARTMENT, RESULTING IN A BEARING OF NORTH 02° 30’ 34” EAST FOR A PORTION OF THE CENTERLINE OF SAWMILL ROAD.

ALL REFERENCES ARE TO THE RECORDS OF THE RECORDER’S OFFICE, FRANKLIN COUNTY, OHIO.

THIS SURVEY WAS PREPARED FROM EXISTING RECORDS AND ACTUAL FIELD SURVEYS PERFORMED IN AUGUST 2006.

IRON PINS SET, WHERE INDICATED, ARE IRON PIPES, THIRTEEN SIXTEENTHS (13/16) INCH INSIDE DIAMETER, THIRTY (30) INCHES LONG WITH A PLASTIC PLUG PLACED IN THE TOP BEARING THE INITIALS EMHT INC.

PARCEL NUMBER 273-9083

LEGAL DESCRIPTION

TRU #

OH-8931

CTIC-NY-CSU #

1209-04053

ALL THAT CERTAIN LEASEHOLD PARCEL BEING A TRACT OR PARCEL OF LAND AND ALL BUILDINGS THEREON LYING OR BEING IN GREENE COUNTY, OHIO, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

SITUATE IN THE CITY OF BEAVERCREEK, COUNTY OF GREENE, STATE OF OHIO, BEING LOCATED IN SECTION 35, TOWN 3, RANGE 7, M.R.S., MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A STONE FOUND AT THE SOUTHEAST CORNER OF CONTINENTAL PLAT AS RECORDED IN PLAT CABINET 30, PAGES 175A & 175B OF THE GREENE COUNTY PLAT RECORDS;

THENCE ALONG THE EAST LINE OF SAID PLAT NORTH 05° 11’ 55” EAST, A DISTANCE OF 271.42 FEET TO A POINT;

THENCE LEAVING SAID EAST LINE NORTH 83° 09’ 03” WEST, A DISTANCE OF 210.87 FEET TO A POINT, BEING THE TRUE PLACE OF BEGINNING;

THENCE CONTINUING ALONG THE SAME BEARING NORTH 83° 09’ 03” WEST, A DISTANCE OF 237.83 FEET TO A POINT;

THENCE NORTH 06° 50’ 57” EAST, A DISTANCE OF 26.50 FEET TO A POINT;

THENCE NORTH 83° 09’ 03” WEST, A DISTANCE OF 10.34 FEET TO A POINT;

THENCE NORTH 06° 50’ 57” EAST, A DISTANCE OF 92.80 FEET TO A POINT;

THENCE SOUTH 83° 09’ 03” EAST, A DISTANCE OF 10.34 FEET TO A POINT;

THENCE NORTH 06° 50’ 57” EAST, A DISTANCE OF 26.53 FEET TO A POINT;

THENCE SOUTH 83° 09’ 03” EAST, A DISTANCE OF 200.50 FEET TO A POINT;

THENCE SOUTH 06° 50’ 57” WEST, A DISTANCE OF 27.20 FEET TO A POINT;

THENCE SOUTH 83° 09’ 03” EAST, A DISTANCE OF 25.00 FEET TO A POINT;

THENCE SOUTH 06° 50’ 57” WEST, A DISTANCE OF 76.22 FEET TO A POINT;

THENCE SOUTH 83° 09’ 03” EAST, A DISTANCE OF 12.33 FEET TO A POINT;

THENCE SOUTH 06° 50’ 57” WEST, A DISTANCE OF 42.42 FEET TO THE PLACE OF BEGINNING.

LEGAL DESCRIPTION

TRU #

OH-9203

CTIC-NY-CSU #

1209-04053

PARCEL A

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN SUMMIT County, OHIO, being more particularly described as follows:

SITUATED IN THE CITY OF CUYAHOGA FALLS, COUNTY OF SUMMIT, STATE OF OHIO AND KNOWN AS BEING PART OF LOT 2, TRACT 5, FORMERLY TALLMADGE TOWNSHIP AND MORE FULLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE CENTERLINE INTERSECTION OF HOWE AVENUE (66’ WIDE) AND IN MAIN STREET (60’ WIDE);

THENCE S 86° 30’ 00” E ALONG SAID HOWE AVENUE CENTERLINE A DISTANCE OF 2934.20 FEET TO A POINT;

THENCE S 03° 30’ 00” W A DISTANCE OF 33.00 FEET TO A POINT ON THE SOUTHERLY LINE OF SAID HOWE AVENUE AT THE TRUE PLACE OF BEGINNING FOR THE PARCEL OF LAND HEREIN DESCRIBED;

THENCE S 03° 24’ 30” W ALONG THE WESTERLY LINE OF A PARCEL OF LAND DEEDED TO THE CITY OF CUYAHOGA FALLS (D.V. 7086, PAGES 33 & 34) A DISTANCE OF 258.08 FEET TO A POINT;

THENCE N 86° 30’ 00” W A DISTANCE OF 649.06 FEET TO A POINT;

THENCE N 03° 30’ 00” E A DISTANCE OF 246.08 FEET TO A POINT ON THE NEW SOUTHERLY LINE OF SAID HOWE AVENUE (WIDENED 12 FEET);

THENCE 86° 30’ 00” E ALONG THE NEW SOUTHERLY LINE OF SAID HOWE AVENUE A DISTANCE OF 95.75 FEET TO A POINT;

THENCE N 03° 30’ 00” E A DISTANCE FO 120.00 FEET TO A POINT ON THE ORIGINALLY SOUTHERLY LINE OF SAID HOWE AVENUE;

THENCE S 86° 30’ 00” E ALONG THE ORIGINAL SOUTHERLY LINE OF SAID HOWE AVENUE A DISTANCE OF 554.25 FEET TO A POINT WHICH IS THE TRUE PLACE OF BEGINNING AND CONTAINING 3.8219 ACRES OF LAND, MORE OR LESS, AS DETERMINED IN NOVEMBER, 1985 BY GARY R. ROUSE, REGISTERED SURVEYOR WITH GIFFELS, BERGSTROM & FRICKER, NC., BUT SUBJECT TO ALL LEGAL HIGHWAYS.

PARCEL B-1

TOGETHER WITH THE BENEFITS CONTAINED IN THAT CERTAIN RECIPROCAL EASEMENT AND OPERATION AGREEMENT BETWEEN PLAZA CHAPEL HILL EAST CO, PLAZA CHAPEL HILL CO., HOWE-LOT 1 DEVELOPMENT CO., HOWE-LOT II DEVELOPMENT CO. AND PLAZA CHAPEL HILL AKRON CO., HOWE-LOT II DEVELOPMENT CO. AND PLAZA CHAPEL HILL

AKRON CO., ALL OHIO GENERAL PARTNERSHIPS, AND TOYS “R” US, INC., A DELAWARE CORPORATION, FILED FOR RECORD MAY 15, 1986 AND RECORDED IN VOLUME 7256, PAGE 550; AND AN AFFIDAVIT FOR ADDING MISSING PAGE 39 FILED AUGUST 3, 1990 AND RECORDED IN OFFICIAL RECORDS VOLUME 521, PAGE 254 OF SUMMIT COUNTY RECORDS.

PARCEL B-2

TOGETHER WITH THE BENEFITS CONTAINED IN THAT CERTAIN SUPPLEMENTAL AGREEMENT BETWEEN T.S. ORANGE PARTNERS, AN OHIO GENERAL PARTNERSHIP, AND TOYS “R” US-OHIO, INC., A DELAWARE CORPORATION, FILED SEPTEMBER 5, 2003 AND RECORDED IN INSTRUMENT NUMBER 54938157 OF SUMMIT COUNTY RECORDS.

LEGAL DESCRIPTION

TRU #

OH-9207

CTIC-NY-CSU #

1209-04053

SITUATED IN THE CITY OF MENTOR, COUNTY OF LAKE AND STATE OF OHIO., AND KNOWN AS BEING PART OF THE BLAKE LOT TRACT 5 IN ORIGINAL MENTOR TOWNSHIP AND IS BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE CENTERLINE OF MENTOR AVENUE (WIDTH VARIES) AT THE SOUTHEASTERLY CORNER OF LAND CONVEYED TO VIRGINIA M. YENTCH BY DEED RECORDED IN VOLUME 239, PAGE 545, AND VOLUME 893. PAGE 1297 OF COUNTY DEED RECORDS.

COURSE I: THENCE ALONG THE EASTERLY LINE OD SAID YENTCH’S NORTH 19°54’00” WEST, (PASSING THROUGH A PINCH PIPE FOUND IN THE NORTHERLY LINE OF MENTOR AVENUE) 223.59 FEET TO AN IRON PIPE FOUND.

COURSE II: THENCE CONTINUING ALONG SAID YENTCH’S EASTERLY LINE NORTH 00°12’00” EAST. 783.90 FEET TO AN IRON PIN FOUND IN THE SOUTHERLY RIGHT-OF-WAY LINE OF THE NORFOLK AND WESTERN RAILROAD COMPANY.

COURSE III: THENCE ALONG SAID RAILWAY COMPANY’S SOUTHERLY LINE NORTH 52°17’00” EAST, 555.82 FEET TO AN IRON PIN SET AT A NORTHWESTERLY CORNER OF LAND CONVEYED TO NORMAN AND ROSE CRAIG TRUSTEES ET. AL. BY DEED RECORDED IN VOLUME 2 PAGE 400 OF LAKE COUNTY RECORDS.

COURSE IV: THENCE ALONG THE WESTERLY LINE OF SAID CRAIG SOUTH 5°48’30” EAST, 860.43 FEET TO AN IRON PIN SET AT THE NORTHWESTERLY CORNER OF LAND CONVEYED TO EUGENE COHEN BY DEED RECORDED IN VOLUME. 786, PAGE 542 OF LAKE COUNTY DEED RECORDS

COURSE V: THENCE ALONG SAID COHEN’S NORTHERLY LINE SOUTH 70°06’00” WEST, 160.95 FEET TO AN IRON PIN SET.

COURSE VI: THENCE ALONG SAID COHEN’S WESTERLY LINE SOUTH 11°30’00” EAST, (PASSING THROUGH AN IRON PIN SET AT 225.00 FEET) 255.33 FEET TO A POINT IN THE CENTERLINE OF MENTOR AVENUE.

COURSE VII: THENCE ALONG SAID CENTERLINE SOUTH 70°06’00” WEST, 252.79 FEET TO AN ANGLE POINT THEREIN.

COURSE VIII: THENCE CONTINUING ALONG SAID CENTERLINE SOUTH 52°55’10” WEST, 144.47 FEET TO THE PLACE OF BEGINNING, AND CONTAINING 11.373 ACRES OF LAND AS SURVEYED AND DESCRIBED IN OCTOBER, 1985 BY DEBEVECSALO AND ASSOCIATES, INC., CIVIL ENGINEERS AND SURVEYORS BE THE SAME MORE OR LESS BUT SUBJECT TO ALL LEGAL HIGHWAYS.

EXCEPTING THEREFROM THAT PART CONVEYED BY DEED DATED OCTOBER 10, 2000 AND RECORDED AS INSTRUMENT NUMBER 200037515 OF LAKE COUNTY RECORDS AND BEING FURTHER BOUNDED AND DESCRIBED AS FOLLOWS:

SITUATED IN THE CITY OF MENTOR, COUNTY OF LAKE AND STATE OF OHIO, KNOWN AS BEING PART OF THE BLAKE LOT IN TRACT 5 OF ORIGINAL MENTOR TOWNSHIP, FURTHER KNOWN AS BEING PART OF LAND CONVEYED TO TOYS “R” US BY DEED RECORDED IN VOLUME 1079, PAGE 855 OF LAKE COUNTY OFFICIAL RECORDS.

BEGINNING IN THE CENTERLINE OF MENTOR AVENUE. (U.S. ROUTE 20, WIDTH VARIES) AT THE SOUTHEASTERLY CORNER OF LAND CONVEYED TO RICHARD M. OSBORNE JR. BY DOCUMENT NO. 970000569 OF LAKE COUNTY RECORDS.

THENCE NORTH 18°18’37” WEST, ALONG THE EASTERLY LINE OF LAND CONVEYED TO SAID RICHARD M. OSBORNE JR. A DISTANCE OF 31.23 FEET TO THE NORTHERLY SIDELINE OF SAID MENTOR AVENUE AND THE PRINCIPAL PLACE OF BEGINNING OF THE PREMISES HEREIN INTENDED TO BE DESCRIBED.

COURSE I: THENCE NORTH 18°18’37” WEST, CONTINUING ALONG THE EASTERLY LINE OF SAID OSBORNE, A DISTANCE OF 192.37 FEET TO A POINT.

COURSE II: THENCE NORTH 01°44’37” EAST, CONTINUING ALONG SAID EASTERLY LINE, A DISTANCE OF 137.60 FEET TO A POINT IN THE SOUTHWESTERLY LINE OF LAND CONVEYED TO THE CITY OF MENTOR BY DOCUMENT NO. 200016966 OF LAKE COUNTY RECORDS.

COURSE III: THENCE SOUTH 52°15’02” EAST, ALONG THE SOUTHWESTERLY LINE OF LAND CONVEYED TO SAID CITY OF MENTOR, A DISTANCE OF 110.59 FEET TO A POINT;

COURSE IV: THENCE ALONG THE ARC OF A CURVE IS SAID WESTERLY LINE DEFLECTING TO THE RIGHT, 140.00 FEET, SAID CURVE HAVING A RADIUS OF 290.00 FEET AND A CHORD WHICH BEARS SOUTH 38°25’11” EAST, A DISTANCE OF 138.65 FEET TO A POINT.

COURSE V: THENCE SOUTH 24°35’25” EAST, CONTINUING ALONG SAID SOUTHWESTERLY LINE, A DISTANCE OF 23.53 FEET TO A POINT.

COURSE VI: THENCE ALONG THE ARC OF A CURVE IS SAID WESTERLY LINE, DEFLECTING TO THE RIGHT, 48.95 FEET, SAID CURVE HAVING A RADIUS OF 35.00 FEET AND A CHORD WHICH BEARS SOUTH 15°28’27” WEST, A DISTANCE OF 45.06 FEET TO A POINT IN THE NORTHERLY SIDELINE OF SAID MENTOR AVENUE.

COURSE VII: THENCE SOUTH 55°32’20” WEST, ALONG THE NORTHERLY, SIDELINE OF SAID MENTOR AVENUE, A DISTANCE OF 139.62 FEET TO THE PRINCIPAL PLACE OF BEGINNING AND END CONTAINING 0.7856 ACRES OF LAND AS CALCULATED AND

7388 OF LDC, INC. BE THE SAME MORE OR LESS, BUT SUBJECT TO ALL LEGAL HIGHWAYS AND EASEMENTS OF RECORD. BEARINGS USED HEREIN ARE BASED ON A PREVIOUS SURVEY OF LDC, INC.

SUBJECT TO A PERMANENT BASEMENT FOR ROADWAY PURPOSES AS APPROPATED IN PROBATE COURT OF LAKE COUNTY CASE NO. 18-CV-135, FILED FOR RECORD MAY 15, 2000 AND RECORDED AS INSTRUMENT NUMBER 200016966 OF LAKE COUNTY RECORDS OF THE FOLLOWING:

SITUATED IN THE CITY OF MENTOR, COUNTY OF LAKE AND STATE OF OHIO. AND AS BEING PART OF THE BLAKE LOT, TRACT NO. 5 AND IS BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING ON THE CENTERLINE OF MENTOR AVENUE (U.S. ROUTE 20) TO THE SOUTHEASTERLY CORNER OF LAND CONVEYED TO RICHARD M. OSBORNE, TRUSTEE, BY INSTRUMENT RECORDED IN DOCUMENT NO 970000569 OF THE LAKE COUNTY OFFICIAL RECORDS.

COURSE I: THENCE NORTH 20°44’41” WEST ALONG THE EASTERLY LINE OF SAID LAND CONVEYED TO OSBORNE, A DISTANCE OF 21.23 FEET TO ITS INTERSECTION WITH THE NORTHERLY RIGHT-OF-WAY LINE OF MENTOR AVENUE (U.S. ROUTE 20).

COURSE II: THENCE NORTH 53°05’19” EAST, ALONG SAID NORTHERLY RIGHT-OF-WAY LINE OF MENTOR AVENUE, A DISTANCE OF 139.62 FEET TO A POINT OF CURVATURE.

COURSE III: THENCE ALONG THE ARC OF A CURVE DEFLECTING TO THE LEFT, THE RADIUS OF WHICH IS 35.00 FEET AND THE CHORD OF WHICH BEARS NORTH 13°01’26” EAST AND IS 45.06 FEET IN LENGTH, A DISTANCE OF 48.95 FEET TO THE POINT OF TANGENCY.

COURSE IV: THENCE NORTH 27°02’26” WEST, A DISTANCE OF 23.53 FEET TO A POINT OF CURVATURE.

COURSE V: THENCE ALONG THE ARC OF A CURVE DEFLECTING TO THE LEFT, THE RADIUS OF WHICH IS 290.00 FEET AND THE CHORD OF WHICH BEARS NORTH 40°52’15” WEST AND IS 138.65 FEET IN LENGTH, A DISTANCE OF 140.00 FEET TO A POINT OF TANGENCY.

COURSE VI: THENCE NORTH 54°42’03” WEST, A DISTANCE OF 110.59 FEET TO A POINT ON THE EASTERLY LINE OF SAID LAND CONVEYED TO OSBORNE.

COURSE VII: THENCE NORTH 0°35’13” WEST, ALONG THE LINE OF SAID LAND CONVEYED TO OSBORNE, A DISTANCE OF 74.06 FEET TO A POINT.

COURSE VIII: THENCE SOUTH 54°42’03” EAST, A DISTANCE OF 154.00 FEET TO A POINT OF CURVATURE.

COURSE IX: THENCE ALONG THE ARC OF A CURVE DEFLECTING TO THE RIGHT, THE RADIUS OF WHICH IS 350.00 FEET AND THE CHORD OF WHICH BEARS SOUTH 40°52’15”, EAST AND IS 167.33 FEET IN LENGTH, A DISTANCE OF 168.97 FEET TO A POINT OF TANGENCY.

COURSE X: THENCE SOUTH 27°02’26” EAST, A DISTANCE OF 10.13 FEET TO A POINT OF CURVATURE.

COURSE XI: THENCE ALONG THE ARC OF A CURVE DEFLECTING TO THE LEFT, THE RADIUS OF WHICH IS 60.00 FEET AND THE CHORD OF WHICH BEARS SOUTH 68°49’44” EAST AND IS 79.97 FEET IN LENGTH, A DISTANCE OF 87.52 FEET TO A POINT ON THE NORTHERLY RIGHT-OF-WAY LINE OF MENTOR AVENUE.

COURSE XII: THENCE SOUTH 20°37’01” EAST, A DISTANCE OF 30.00 FEET TO A POINT ON THE SAID CENTERLINE OF MENTOR AVENUE.

COURSE XIII: THENCE SOUTH 69°22’59” WEST, ALONG SAID CENTERLINE OF MENTOR AVENUE, A DISTANCE OF 123.87 FEET TO AN ANGLE POINT IN SAID CENTERLINE.

COURSE XIV: THENCE SOUTH 53°05’19” WEST, CONTINUING ALONG SAID CENTERLINE OF MENTOR AVENUE, A DISTANCE OF 159.17 FEET TO THE PLACE OF BEGINNING AND CONTAINING 0.691 ACRES OF LAND, INCLUDING THE PRESENT ROADWAY OF MENTOR AVENUE WHICH OCCUPIES 0.195 ACRES OF LAND, AS CALCULATED AND DESCRIBED BY RICHARD J. BILSKI, OHIO PROFESSIONAL SURVEYOR NO. 5244 OF CT CONSULTANTS INC.

TOGETHER WITH THE BENEFITS, IF ANY, CONTAINED IN THE FOLLOWING:

A.	EASEMENT AGREEMENT AMONG BEST PRODUCTS COMPANY, INC., AND TOYS “R” US INC. FILED FOR RECORD DECEMBER 15, 1986, AND RECORDED IN VOLUME 268, PAGE 259 OF LAKE COUNTY RECORDS.

B.	RECIPROCAL EASEMENT AND OPERATION AGREEMENT BY AND BETWEEN TOYS R US OHIO INC AND TRI-DB PETS LLC, FILED FOR RECORD SEPTEMBER 3, 2004, AND RECORDED IN INSTRUMENT NUMBER 2004R042219 OF LAKE COUNTY RECORDS.

C.	APPURTENANT EASEMENT FROM RICHARD M. OSBORNE, TRUSTEE, TERMS AND PROVISIONS OF TRUST TO TOYS R US OHIO INC, FILED FOR RECORD DECEMBER 20, 1999, ESTABLISHED BY THE INSTRUMENT RECORDED IN INSTRUMENT NUMBER 199957253 OF LAKE COUNTY RECORDS.

LEGAL DESCRIPTION

TRU #

OH-9208

CTIC-NY-CSU #

1209-04053

PARCEL A

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN LORAIN COUNTY, OHIO, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

SITUATED IN THE CITY OF ELYRIA, COUNTY OF LORAIN AND STATE OF OHIO AND KNOWN AS BEING KNOWN AS PART OF ORIGINAL ELYRIA TOWNSHIP LOT NOS. 172 AND 173, WEST OF BLACK RIVER, AND MORE DEFINITELY DESCRIBED AS FOLLOWS:

COMMENCING AT A MONUMENT FOUND SET AT THE INTERSECTION OF THE CENTERLINE OF WEST RIVER ROAD AND THE LINE BETWEEN ORIGINAL LOT NOS. 172 AND 173; THENCE NORTH 03° 24’ 05” EAST ALONG THE CENTERLINE OF WEST RIVER ROAD, 381.22 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING ALONG THE CENTERLINE OF WEST RIVER ROAD NORTH 03° 24’ 05” EAST, 332.03 FEET TO A POINT IN THE NORTHERLY LINE OF ORIGINAL LOT NO. 173; THENCE SOUTH 87° 25’ 04” EAST, 624.35 FEET; THENCE SOUTH 02° 34’ 56” WEST, 122.00 FEET; THENCE NORTH 87 DEGREES 25’ 04” WEST, 92.00 FEET; THENCE SOUTH 02° 34’ 56” WEST, 210.00 FEET; THENCE NORTH 87 DEGREES 25’ 04” WEST, 537.10 TO THE POINT OF BEGINNING (CONTAINING 4.333 ACRES MORE OR LESS).

EXCEPTING THEREFROM THAT MUCH OF PROPERTY CONVEYED BY JOURNAL ENTRY IN DEED VOLUME 1301, PAGE 349 TO THE CITY OF ELYRIA FOR STREET PURPOSES.

PARCEL B

TOGETHER WITH THE BENEFITS OF THE TERMS AND CONDITIONS OF THAT CERTAIN RECIPROCAL EASEMENT AND OPERATION AGREEMENT, BY AND BETWEEN MIDWAY CROSSING LIMITED PARTNERSHIP, (DEVELOPER), AND TOYS “R” US, INC. (TOYS), FILED FOR RECORD AUGUST 21, 1986, ESTABLISHED BY INSTRUMENT RECORDED IN VOLUME 1404, PAGE 87 OF LORAIN COUNTY RECORDS.

LEGAL DESCRIPTION

TRU #

OH-9210

CTIC-NY-CSU #

1209-04053

Parcel A

Situated in the Township of Boardman, County of Mahoning, and State of Ohio, and known as being Lot 1 of Toys “R” Us – Ohio Plat No. 1, as recorded in Volume 110, Page 87, of Mahoning County, Ohio Record of Plats.

Parcel B

The benefits, if any, set forth in that certain Reciprocal Easement and Operation Agreement between Toys “R” Us-Ohio Inc. and TRI-DB PETS, LLC, filed for record September 7, 2004, of record in official Records Volume 5472, Page 1376, Mahoning County Records.

LEGAL DESCRIPTION

TRU #

OH-9211

CTIC-NY-CSU #

1209-04053

Parcel A

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN STARK COUNTY, OHIO, being more particularly described as follows:

SITUATED IN THE TOWNSHIP OF PLAIN, COUNTY OF STARK, AND STATE OF OHIO:

AND KNOWN AS BEING PART OF THE S.W. QUARTER OF SECTION 19, TOWNSHIP 11, RANGE 8 OF SAID TOWNSHIP AND ALL OF LOTS 15, 16, AND 18-26 INCL. OF NORTH AVONDALE HEIGHTS ALLOTMENT NO. 2 AS RECORDED IN PLAT BOOK 33, PAGE 37 OF THE STARK COUNTY RECORDS OF PLATS AND MORE FULLY DESCRIBED AS FOLLOWS:

BEGINNING at a point at the northeast corner of said Lot 15 of the North Avondale Heights Allotment No. 2;

THENCE S. 04°50”00”W a distance of 231.45 feet to an iron pin;

THENCE S. 54°12’02”E a distance of 113.71 feet to an iron pin;

THENCE S. 04°50’00”W a distance of 638.20 feet to an iron pin;

THENCE N. 85°01’00”W along the northerly line of 47th Street, NW (30 feet wide), a distance of 227.50 feet to an iron pin;

THENCE N. 04°50’00”E a distance of 140.00 feet to a point;

THENCE N.85°01’00”W a distance of 239.00 feet to an iron pin;

THENCE N. 04°50’00” E a distance of 447.00 feet to a point;

THENCE S. 85°01’00”E a distance of 189.00 feet to an iron pin;

THENCE N. 04°50’00” E a distance of 340.00 feet to an iron pin;

THENCE S 85°01’00”E along the Southerly line of 50th Street, NW (60 feet wide), a distance of 180.00 feet to a point which is the true place of beginning and containing 7.1106 acres of land, more or less, as surveyed in February, 1987 by Gary R. Rouse, Registered Surveyor with Giffels, Bergstrom & Fricker, Inc.

BEING the same property conveyed to Toys “R” Us, Inc., a Delaware corporation, by Deed from Truck Improvement Corporation, an Ohio corporation, dated April 9, 1987, filed for record April 13, 1987 at 1:28 P.M. in Volume 550, Instrument No. 87-013457 of the Stark County Records.

Parcel B

Reciprocal Easement and Operation Agreement between Toys “R” Us-Ohio, Inc., a Delaware corporation and Tri-DB Pets, LLC, a Delaware limited liability company, filed for record September 3, 2004, of record in Inst. No. 200409030063594, Stark County Records.

Parcel C

Declaration of Restriction by Tri-DB Pets, LC, a Delaware limited liability company, filed for record September 3, 2004, of record in Inst. No. 200409030063595, Stark County Records.

Parcel D

Declaration of Restriction by Toys “R” Us-Ohio, Inc., a Delaware corporation, filed for record September 3, 2004, of record in Inst. No. 200409030063596, Stark County Records.

LEGAL DESCRIPTION

TRU #

OH-9212

CTIC-NY-CSU #

1209-04053

Situated in the Township of Richland, County of Belmont and State of Ohio:

Beginning at an iron pin located South 84 deg. 02’ 57” East and 981.08 feet from a point at a common corner to Sections 27, 28, 33 and 34, bearing on the division line between Sections 27 and 28 being South 86 deg. 57’ 50.4” East, said beginning iron pin also being in the Northeasterly line of the Ohio Valley Mall peripheral road;

Thence from said beginning iron pin and with said Northeasterly line the following Two (2) bearings and distances:

South 22 deg. 54’ 56.4” East 92.42 feet to an iron pin;

Thence South 17 deg. 12’ 18.3” East 58.69 feet to an iron pin;

Thence leaving said Peripheral Road North 67 deg. 05’ 04” East 237.96 feet to an iron pin in the Southwesterly line of Mall Road;

Thence with same the following Two (2) bearings and distances: North 41 deg. 50’ 46” West 238.33 feet to an iron pin;

Thence North 44 deg. 42’ 31” West 15.72 feet to an iron pin in the Southeasterly line of the mall entrance road;

Thence with same the following Two (2) bearings and distances: South 39 deg. 28’ 15.5” West 159.54 feet to an iron pin;

Thence South 03 deg. 35’ 55.2” West 17.05 feet to the place of beginning, containing by survey made by Stegman and Schellhaise, Inc., Civil Engineers and Surveyors, Wheeling, West Virginia 921/1000 of an acre (40,151.524 square feet), more or less.

PARCEL 2:

The non-exclusive right in common with all other persons entitled thereto to use the common areas of Ohio Valley Mall shopping center as granted to Franchise Realty Interstate Corporation by the Ohio Valley Mall Company in the Memorandum of Lease recorded in Volume 93, Page 692 of Belmont County Lease Records; said Ohio Valley Mall shopping center is bounded and described as follows:

Situated in the Township of Richland, County of Belmont and State of Ohio:

And known as being a part of the Northwest Quarter of Section 27, being a part of the Southwest Quarter of Section 28, being a part of the Southeast Quarter of Section 34, and being a part of the Northeast Quarter of Section 33, Township 6, Range 3:

Beginning at a common point being the Northeast corner of Section 33, the Southeast corner of Section 34, the Southwest corner of Section 28, and the Northwest corner of Section 27, Township 6, Range 3;

Thence South 88 deg. 11’ 4.7” East along the common section line between Section 28 and Section 27, a distance of 396.00 feet to a point;

Thence North 02 deg. 25’ 34.9” East a distance of 574.01 feet to a point on the Southerly right of way line of Interstate Route 7(1 and the true point of beginning of the parcel herein described;

Thence South 41 deg. 03’ 40” East a distance of 560.99 feet to a point;

Thence North 48 deg. 56’ 20” East a distance of 138.72 feet to a point; said point being on the West right of way line of Mall Road;

Thence along the right of way line South 41 deg. 50’ 46” East, a distance of 20.86 feet to a point;

Thence continuing along the right of way line South 44 deg. 42’ 31” East, a distance of 224.58 feet to a point;

Thence South 39 deg. 28’ 115.5” West: a distance of 159.54 feet to a point; Thence South 3 deg. :35’ 55.2” West a distance of 17.05 feet to a point; Thence South 22 deg. 54’ 56.4” East a distance of 92.42 feet to a point; Thence South 17 deg. 12’ 18.3” East a distance of 120.60 feet to a point; Thence South 22 deg. 54’ 55.4” East a distance of 230.00 feet to a point; Thence North 67 deg. 5’ 4” East a distance of 200.00 feet to a point;

Thence North 57 deg. 58’ 13.5” East a distance of 131.06 feet to a point, said point being on the West right of way line of Mall Road;

Thence along the right of way line which curves to the right, said curve being an arc length of 390.30 feet, a radius of 1094.92 feet, a chord bearing of South 25 deg. 03’ 40” East and a chord distance of 388.24 feet to a point;

Thence South 14 deg. 50’ 57” East, a distance of 508.78 feet to a point;

Thence along the right of way line which curves to the left, said curve being an arc length of 93.43 feet, a radius of 1196.92 feet, a chord bearing of South 17 deg. 5’ 7” East, and a chord distance of 93.41 feet to a point;

Thence South 24 deg. 2’ 43” West a distance of 72.03 feet to a point on the North right of way line of Township Road #314 (Banfield Road);

Thence along the right of way line which curves to the right, said curve being an arc length of 167.79 feet, a radius of 312.51 feet, a chord bearing of South 81 deg. 18’ 36” West and a chord distance of 165.78 feet to a point;

Thence North 83 deg. 18’ 31” West a distance of 244.83 feet to a point; Thence South 6 deg. 41’ 33.8” West a distance of 102.00 feet to a point;

Thence South 10 deg. 26’ 34.6” West a distance of 61.39 feet to a point; Thence South 48 deg. 43’ 3.6” West a distance of 134.92 feet to a point; Thence South 48 deg. 43’ 3.6” West a distance of 452.81 feet to a point; Thence South 3 deg. 43’ 3.6” West a distance of 750.00 feet to a point;

Thence North 88 deg. 3’ 43.1” West a distance of 1422.79 feet to a point; Thence 3 deg. 57’ 39.9” East a distance of 1872.79 feet to a point; Thence North 40 deg. 3’ 12.3” West a distance of 700.00 feet to a point;

Thence North 1 deg. 26” 0.3” West a distance of 339.29 feet to a point, said point being on the Southerly limited access line of Interstate #70 opposite and 340.00 feet from the center line Station 1045+00.00.

Thence along the limited access line North 57 deg. 43’ 46.8” East a distance of 722.09 feet to a point, said point being opposite and 125.88 feet from center line Station 1052+00.00.

Thence along the limited access line North 87 deg. 55’ 10” East a distance of 769.86 feet to the point of beginning; and containing in said boundaries 128.350 acres of land.

67681 Mall Road

St. Clairsville, Ohio 43950

PPN: 32-03140.000 (as to Outlot 12 - .521 acres)

0 Mall Road

St. Clairsville, Ohio 43950

PPN: 32-03141.000 (as to Outlot 14 - .711 acres)

PPN: 32-03609.000 (as to Outlot 9 – .476 acres)

PPN: 32-03142.000 (as to Outlot 16 PPN: 32-03138.000 (as to Outlot 10 – 677 acres) .5358 acres

LEGAL DESCRIPTION

TRU #

OH-9221

CTIC-NY-CSU #

1209-04053

Parcel One

Situated in the City of North Olmstead, County of Cuyahoga and State of Ohio and known as being part of Original Olmsted Township Lot 21 and bounded and described as follows:

Beginning on the centerline of Lorain Road, (80 feet wide) at a point distant North 51° 58’ 55” East 465.63 feet as measured along said centerline from its intersection with the centerline of Dover Center Road (80 feet wide);

Thence North 7° 00’ 06” West a distance of 212.00 feet;

Thence South 65° 41’ 14”West a distance of 95.00 feet to a point;

Thence South 6° 05’ 05” West a distance of 33.60 feet to a point;

Thence North 81° 31’ 00” West a distance of 51.74 feet to a point;

Thence due North a distance of 263.26 feet to a point;

Thence due West a distance of 200.00 feet to a point in the centerline of Dover Center Road;

Thence due North along the centerline of Dover Center Road a distance of 70.51 feet to a point;

Thence due East a distance of 250.00 feet to a point;

Thence due North a distance of 140.00 feet to a point;

Thence due East a distance of 308.00 feet to a point;

Thence South 0° 01’ 58” West a distance of 536.57 feet to the centerline of Lorain Road;

Thence 40.30 along the arc of a curve deflecting to the left, having a radius of 1910.08 feet and a chord distance of 40.30 that bears South 52° 35’ 11” West to a point of tangency;

Thence South 51° 58’ 55” West along the centerline of Lorain Road a distance of 202.42 feet to the place of beginning, be the same more or less, but subject to all legal highways.

Together with the benefits as contained in that Agreement between Adjoining Owners by and between Bess V. Corner, Trustee and Cianciolo Realty Company dated October 12, 1995, filed for record October 23, 1995 and recorded in Volume 95-09031, Page 41 of Cuyahoga County Records.

Excepting therefrom the following described premises:

Situated in the City of North Olmsted, County of Cuyahoga and State of Ohio and known as being part of Original Olmsted Township Lot No. 21 and bounded and described as follows:

Commencing at the intersection of the centerline of Lorain Road (80 feet wide) with the centerline of Dover Center Road;

Thence North 51° 58’ 55” East along the centerline of Lorain Road, distance of 355.63 feet to the Southeasterly corner of a parcel of land conveyed to Minotti’s Inc. by deed as recorded in Volume 14619, Page 789 of Cuyahoga County Deed Records;

Thence North 6° 05’ 05” West along the Easterly line of said Minotti’s Inc. parcel a distance of 240.00 feet to the principal place of beginning of land herein described;

Thence North 6° 05’ 05” West a distance of 12.00 feet to a point;

Thence North 77° 50’ 00” East a distance of 54.17 feet to a point;

Thence South 65° 41’ 14” West a distance of 56.71 feet to the principal place of beginning, be the same more or less, but subject to all legal highways.

LEGAL DESCRIPTION

TRU #

OH-9232

CTIC-NY-CSU #

1209-04053

PARCEL A

ALL THAT CERTAIN LEASEHOLD PARCEL BEING A PORTION OF A TRACT OR PARCEL OF LAND AND ALL BUILDINGS THEREON LYING OR BEING IN SUMMIT COUNTY, OHIO, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

SITUATED IN THE TOWNSHIP OF COPLEY, COUNTY OF SUMMIT, STATE OF OHIO AND KNOWN AS BEING PART OF ORIGINAL LOT 3 OF SAID TOWNSHIP AND MORE FULLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE CENTER LINE INTERSECTION OF SPRINGSIDE DRIVE (80’ WIDE) AS RECORDED IN CABINET G, SLIDES 940-943 IN THE SUMMIT COUNTY RECORDS AND MEDINA ROAD (S.R. 18) (WITNESSED BY A DRILL HOLE FOUND S. 00° 34’ 15” W AT A DISTANCE OF 30.00 FEET);

THENCE S. 00° 34’ 15” W, ALONG THE CENTER LINE OF SAID SPRINGSIDE DRIVE, A DISTANCE OF 481.16 FEET TO A POINT;

THENCE N. 89° 25’ 45” W A DISTANCE OF 40.00 FEET TO A 5/8” CAPPED REBAR FOUND AT THE TRUE PLACE OF BEGINNING FOR THE PARCEL OF LAND HEREIN DESCRIBED;

THENCE S. 00° 34’ 15” W, ALONG THE WESTERLY LINE OF SAID SPRINGSIDE DRIVE, A DISTANCE OF 496.33 FEET TO A 5/8” CAPPED REBAR FOUND AT A POINT OF CURVATURE;

THENCE ALONG THE NORTHERLY LINE OF SAID SPRINGSIDE DRIVE, ALONG THE ARC OF A CIRCLE CURVING TO THE RIGHT, HAVING A CENTRAL ANGLE OF 90° 00’ 00”, A RADIUS OF 25.00 FEET, A TANGENT OF 25.00 FEET, A CHORD OF 35.36 FEET, A CHORD BEARING OF S. 45° 34’ 15” W, AND AN ARC LENGTH OF 39.27 FEET TO A 5/8” CAPPED REBAR FOUND AT A POINT OF TANGENCY;

THENCE N. 89° 25’ 45” W, CONTINUING ALONG THE NORTHERLY LINE OF SAID SPRINGSIDE DRIVE (70’ WIDE) A DISTANCE OF 159.11 FEET TO A 5/8” CAPPED REBAR FOUND;

THENCE N. 11° 00’ 00” W, A DISTANCE OF 400.00 FEET TO A 5/8” CAPPED REBAR FOUND; THENCE N. 65° 04’ 02” W A DISTANCE OF 47.13 FEET TO A 5/8” CAPPED REBAR FOUND; THENCE N. 31° 03’ 40” E, A DISTANCE OF 71.35 FEET TO A 5/8” CAPPED REBAR FOUND;

THENCE ALONG THE ARC OF A CIRCLE CURVING TO THE RIGHT, HAVING A CENTRAL ANGLE OF 32° 39’ 06”, A RADIUS OF 300.00 FEET, A TANGENT OF 87.87 FEET, A CHORD OF 168.66 FEET, A CHORD BEARING OF N. 74° 00’ 27” E, AND AN ARC LENGTH OF 170.96 FEET TO A 5/8” CAPPED REBAR FOUND AT A POINT OF TANGENCY;

THENCE S. 89° 40’ 00” E, A DISTANCE OF 109.41 FEET TO A POINT WHICH IS THE TRUE PLACE OF BEGINNING AND CONTAINING 2.7917 ACRES OF LAND, MORE OR LESS, AS SURVEYED IN NOVEMBER, 2000, BY LOUIS J. GIFFELS, REGISTERED SURVEYOR NO. 7790, WITH GBC DESIGN, INC., BUT SUBJECT TO ALL LEGAL HIGHWAYS AND ANY RESTRICTIONS, RESERVATIONS OR EASEMENTS OF RECORD.

TOGETHER WITH THE BENEFITS OF:

DECLARATION OF RESTRICTIVE COVENANT FROM BURKHARDT CONSOLIDATED COMPANY TO MCDONALD’S CORPORATION, A DELAWARE CORPORATION FILED FOR RECORD JULY 15, 1980, OF RECORD IN VOLUME 6402, PAGE 545, SUMMIT COUNTY RECORDS.

DECLARATION OF RESTRICTIONS FROM MONTROSE DEVELOPMENT, INC., AN OHIO CORPORATION TO TOYS “R” US-OHIO, INC., A DELAWARE CORPORATION FILED FOR RECORD JULY 1, 1996, OF RECORD IN OFFICIAL RECORDS VOLUME 2207, PAGE 905, SUMMIT COUNTY RECORDS.

STORM DRAIN CONNECTION AGREEMENT BY AND BETWEEN MONTROSE DEVELOPMENT, INC., AN OHIO CORPORATION, TOYS “R” US-OHIO, INC., A DELAWARE CORPORATION AND RED ROOF INNS, INC., A DELAWARE CORPORATION, FILED FOR RECORD JULY 1, 1996, ESTABLISHED BY INSTRUMENT RECORDED IN OFFICIAL RECORDS VOLUME 2207, PAGE 916 OF SUMMIT COUNTY RECORDS.

RECIPROCAL EASEMENT FROM KMART CORPORATION, A MICHIGAN CORPORATION, TO MONTROSE DEVELOPMENT, INC., AN OHIO CORPORATION, FILED FOR RECORD JANUARY 15, 1993, ESTABLISHED BY INSTRUMENT RECORDED IN OFFICIAL RECORDS VOLUME 1202, PAGE 311 OF SUMMIT COUNTY RECORDS.

RECIPROCAL EASEMENT FROM KMART CORPORATION, A MICHIGAN CORPORATION, TO MONTROSE DEVELOPMENT, INC., AN OHIO CORPORATION, FILED FOR RECORD FEBRUARY 24, 1993, ESTABLISHED BY INSTRUMENT RECORDED IN OFFICIAL RECORDS VOLUME 1232, PAGE 856 OF SUMMIT COUNTY RECORDS.

LEGAL DESCRIPTION

TRU #

OH-9239

CTIC-NY-CSU #

1209-04053

PARCEL A:

Situated in the State of Ohio, County of Fairfield, City of Reynoldsburg, located in Section 20, Township 16, Range 20, Refugee Lands and being out that tract conveyed to NOCA, LTD. By deed of record in Deed Book 668, page 951 (all references refer to the records of the Recorder’s Office, Fairfield County, Ohio) and more particularly bounded and described as follows:

Beginning, for reference, at Franklin County Geodetic Survey Monument Number 2219 at a point marking the intersection of the Franklin, Fairfield and Licking County lines;

Thence South 86° 33’ 45” East, with the Fairfield/Licking County Line, a distance of 142.78 feet to a point;

Thence South 03° 26’ 15” West, leaving the Fairfield/Licking County Line, a distance of 1033.12 feet to an iron pin set in the southerly right-of-way line of Taylor Road Extension of record in Deed Book 684, page 944, being northwesterly corner of that 3.193 acre tract conveyed to Buckhill Farm by deed of record in Official Record 1245, page 2280, the True Point of Beginning;

Thence South 31° 06’ 28” East, with the westerly line of said 3.193 acre tract, a distance of 353.92 feet to an iron pin set at the southwesterly corner thereof, in the northerly limited access right-of-way line of Interstate 70;

Thence with said northerly limited access right-of-way line, the following courses and distances: South 69° 53; 21: West, a distance of 374.62 feet to an iron pin set at an angle point; and South 73° 23’ 35” West, a distance of 187.44 feet to an iron pin set;

Thence North 15° 59’ 57” West, across said NOCA,LTD tract, a distance of 353.65 feet to an iron pin set in the southerly right-of-way line of said Taylor Road Extension;

Thence northeasterly with said southerly right-of-way line, the arc of a curve to the left (Delta = 15° 29’ 44”, Radius = 1740.00 feet) a chord bearing and distance of North 71° 56’ 20” East, 469.15 feet to the True Point of Beginning, containing 4.070 acres of land, more or less.

PARCEL B:

Together with the non-exclusive rights, benefits and easements on and over other property of landlord to the extent granted unto tenant pursuant to the lease, subject to and upon the terms, conditions, provisions and limitations contained in such lease.

PARCEL C:

Together with the benefits of that certain Declaration of Easements made by NOCA Retail Development Limited and Buckhill Farm dated February 23, 2004 and recorded February 25, 2004 in Official Record 1329, page 2231, subject to and upon the term, conditions, provisions and limitations therein

PARCEL D:

Together with the benefits of that certain Declaration of Easements granted by NOCA Retail Development Limited dated July 13, 2004 and recorded August 13, 2004 recorded in Official Record 1354, Page 2235, subject to and upon the term, conditions, provisions and limitations therein

LEGAL DESCRIPTION

TRU #

OH-9254

CTIC-NY-CSU #

1209-04053

PARCEL A:

Situated in the Township of Boardman, County of Mahoning, State of Ohio and known as being part of Lot 10 in the Southland Crossing Subdivision Phase II of part of Great Lot No. 30, Third Subdivision as shown by the recorded plat in Volume 93, Page 160 of Mahoning County Records and is further bounded and described as follows:

Beginning at the Southeasterly corner of said Lot 10. Thence North 41° 29’ 12” West, a distance of 835.33 feet to the principal place of beginning of the land herein described:

Course 1:         Thence South 89° 13’ 13” West, a distance of 204.67 feet to a point;

Course 2:         Thence North 00° 46’ 47” West, a distance of 167.50 feet to a point;

Course 3:         Thence North 89° 13’ 13” East, a distance of 172.67 feet to a point;

Course 4:         Thence South 00° 46’ 47” East, a distance of 18.42 feet to a point;

Course 5:         Thence North 89° 13’ 13” East, a distance of 32.00 feet to a point;

Course 6:         Thence South 00° 46’ 47” East, a distance of 149.08 feet to the principal place of beginning and containing 0.7735 Acres (33,693 Square Feet) of land according to a survey made by Thomas J. Neff, Jr., Registered Surveyor No. 7065-Ohio in November of 1997. Be the same more or less, but subject to all legal highways.

PARCEL B:

Together with the non-exclusive rights, benefits and easements on and over other property of the landlord to the extent granted unto tenant pursuant to the lease, subject to and upon the terms, conditions, provisions and limitations contained in such lease.

PARCEL C:

Together with the benefits, if any, of that certain Deed of Declaration by Developers Diversified Realty Corporation, filed for record on October 29, 1996 in Volume OR3051, Page 57 of Mahoning County Records, subject to and upon the terms, conditions, provisions and limitations therein.

LEGAL DESCRIPTION

TRU #

OH-9267

CTIC-NY-CSU #

1209-04053

PARCEL A

ALL OF THAT PART OF LOT 10 IN FRANKLIN PARK MALL, A PLAT OF RECORD, RECORDED IN VOLUME 64, PAGE 28 AND 29, BOOK OF PLATS, LUCAS COUNTY, OHIO RECORDS, SITUATED IN SECTION 18, TOWN 9 SOUTH, RANGE 7 EAST, IN THE CITY OF TOLEDO, LUCAS COUNTY, OHIO, BEING MORE PARTICULARLY BOUNDED AND DESCRIBED AS FOLLOWS:

COMMENCING AT THE ORIGINAL NORTHERLY MOST CORNER OF THE SAID LOT 10, SAID POINT BEING 50.00 FEET SOUTHWESTERLY OF THE CENTERLINE OF MONROE STREET; THENCE SOUTH 27°19’10” WEST, RECORD, OR SOUTH 27°20’10” WEST, MEASURED ALONG THE NORTHWESTERLY LINE OF THE SAID LOT 10 (SAID NORTHWESTERLY LINE OF LOT 10 BEING DRAWN PERPENDICULAR TO THE CENTER LINE OF MONROE STREET), A DISTANCE OF 20.00 FEET, TO A POINT ON THE SOUTHWESTERLY RIGHT OF WAY LINE OF MONROE STREET AS ESTABLISHED BY INSTRUMENT RECORDED IN VOLUME 1973 OF DEEDS, PAGE 579, LUCAS COUNTY, OHIO DEED RECORDS, THE SAID BEING THE POINT OF BEGINNING; THENCE SOUTH 62°40’50” EAST, RECORD OR SOUTH 62°39’50” EAST, MEASURED, ALONG THE SAID SOUTHWESTERLY RIGHT OF WAY LINE OF MONROE STREET AS ESTABLISHED BY SAID INSTRUMENT RECORDED IN VOLUME 1973 OF DEEDS, PAGE 579, A DISTANCE OF 140.00 FEET, RECORD AND MEASURED, MORE OR LESS, TO THE NORTHWESTERLY CORNER OF A PARCEL OF LAND CONVEYED TO ROBERT L. WIRTH BY DEED RECORDED APRIL 27, 1977 IN LUCAS COUNTY, OHIO DEED RECORDS 77 212 D 06; THENCE SOUTH 27°20’10” WEST, MEASURED, ALONG THE NORTHWESTERLY LINE OF THE SAID PARCEL OF LAND CONVEYED BY SAID DEED RECORDED IN DEED RECORDS 77 212 D 06, SAID LINE BEING DRAWN PERPENDICULAR TO THE CENTER LINE OF MONROE STREET, A DISTANCE OF 274.51 FEET RECORD, OR 274.45 FEET, MEASURED MORE OR LESS, TO THE SOUTHWESTERLY CORNER OF THE SAID PARCEL OF LAND CONVEYED BY SAID DEED RECORDS 77 212 D 06; THENCE SOUTH 89°31’30” EAST, MEASURED, ALONG THE SOUTHERLY LINE OF THE SAID PARCEL OF LAND CONVEYED BY SAID DEED RECORDS 77 212 D 06, A DISTANCE OF 112.08 FEET; RECORD, OR 112.10 FEET MEASURED, MORE OR LESS, TO THE SOUTHEASTERLY CORNER OF THE SAID PARCEL OF LAND CONVEYED BY SAID DEED RECORDED IN DEED RECORDS 77 212 D 06; THENCE NORTH 27°20’10” EAST, MEASURED, ALONG THE SOUTHEASTERLY LINE OF SAID PARCEL OF LAND CONVEYED BY SAID DEED RECORDED IN DEED RECORDS 77 212 D 06; A DISTANCE OF 223.90 FEET, RECORD, OR 223.80 FEET, MEASURED, MORE OR LESS TO THE LAND CONVEYED BY DEED

RECORDED IN DEED RECORDS 77 212 D 06; THENCE SOUTH 62°40’50”EAST, RECORDED, OR SOUTH 62°39’50”, MEASURED, ALONG THE NORTHEASTERLY LINE OF SAID LOT 10, (SOUTHWESTERLY RIGHT OF WAY LINE OF MONROE STREET), A DISTANCE OF 537.13 FEET, RECORD, OR 537.07 FEET, MEASURED, MORE OR LESS, TO THE NORTHEASTERLY CORNER OF THE SAID LOT 10; THENCE SOUTH 27°19’10” WEST, RECORD AND MEASURED, ALONG THE SOUTHEASTERLY CORNER OF THE SAID LOT 10; THENCE NORTH 89°31’30” WEST, RECORD AND MEASURED, ALONG THE SOUTHERLY LINE OF THE SAID LOT 10, A DISTANCE OF 668.79 FEET, RECORD, OR 668.61 FEET MEASURED, MORE OR LESS, TO THE SOUTHWESTERLY CORNER OF THE SAID LOT 10, THENCE NORTH 00°28’30” EAST, RECORD AND MEASURED, ALONG THE WESTERLY LINE OF THE SAID LOT 10 (EASTERLY RIGHT OF WAY LINE OF TALMADGE ROAD), A DISTANCE OF 552.30 FEET, RECORD, OR 552.36 FEET, MEASURED MORE OR LESS, TO THE NORTHWESTERLY CORNER OF THE SAID LOT 10;

THENCE SOUTH 89°31’30” EAST, RECORD AND MEASURED; ALONG THE NORTHERLY LINE OF THE SAID LOT 10, A DISTANCE OF 97.30 FEET, RECORD, OR 97.31 FEET, MEASURED, MORE OR LESS, TO THE PROPERTY CORNER OF THE SAID LOT 10, THENCE NORTH 27°19’10” EAST, MEASURED, ALONG THE SAID NORTHWESTERLY LINE OF THE SAID LOT 10, A DISTANCE OF 129.30 FEET, RECORD, OR 129.27 FEET, MEASURED, MORE OR LESS, TO THE POINT OF BEGINNING; CONTAINING 8.729 ACRES OF LAND, MORE LESS, NOW KNOWN AS LOTS 1 THROUGH 6, BOTH INCLUSIVE, IN FRANKLIN PLAZA, A SUBDIVISION, IN THE CITY OF TOLEDO, LUCAS COUNTY, OHIO.

TOGETHER WITH REVERSIONARY RIGHTS PERTAINING TO THE WITHIN DESCRIBED PREMISES INURNING TO THE BENEFIT OF J.C. PENNEY COMPANY INC., ITS SUCCESSORS AND ASSIGNS, AS ESTABLISHED BY DEED FROM J.C. PENNEY COMPANY INC., A DELAWARE CORPORATION, TO THE CITY OF TOLEDO, DATED NOVEMBER 26, 1969 AND RECORDED DECEMBER 15, 1969, IN VOLUME 1973, PAGE 579.

TOGETHER WITH ALL RIGHT, TITLE AND INTEREST OF GRANTOR IN AND TO ANY STRIPS, GORES, EASEMENTS, AGREEMENTS, STREETS, RIGHTS OF WAY AND APPURTENENCES THERETO.

BEING THE SAME PREMISES CONVEYED TO THE GRANTOR HEREIN BY DEED OF J.C. PENNEY COMPANY INC., DATED JUNE 1, 1981, RECORDED JUNE 2, 1981 IN LUCAS COUNTY IN DEED RECORDS 81-211 C 06.

PARCEL B

TOGETHER WITH THE BENEFITS OF THAT RECIPROCAL EASEMENT AND OPERATION AGREEMENT BETWEEN TOYS “R” US-OHIO INC., AND TRI-DB PETS, LLC, FILED FOR RECORD SEPTEMBER 3, 2004 OF RECORD IN INSTRUMENT NUMBER 20040903-0072714, LUCAS COUNTY RECORDS.

LEGAL DESCRIPTION

TRU #

OH-9276

CTIC-NY-CSU #

1209-04053

PARCEL A

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN LUCAS County, OHIO, being more particularly described as follows:

LOT 6 AND THE WEST 125.00 FEET OF LOT 7 NEW TOWNE SQUARE IN THE CITY OF TOLEDO, LUCAS COUNTY, OHIO, SAID WEST 125.00 FEET OF LOT 7 BEING BOUNDED AND DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF LOT 7 IN NEW TOWNE SQUARE, A SUBDIVISION IN THE CITY OF TOLEDO, LUCAS COUNTY, OHIO AND RECORDED IN VOLUME 79, PAGES 51-55 BOOK OF PLATS, LUCAS COUNTY, OHIO RECORDS;

THENCE SOUTH 89°26’50” WEST ALONG THE SOUTH LINE OF SAID LOT 7 AND ALSO BEING ALONG THE NORTHERLY RIGHT-OF-WAY OF ALEXIS ROAD, A DISTANCE OF 335.00 FEET TO THE POINT OF BEGINNING; THENCE NORTH 00°33’10” WEST ALONG A LINE THAT IS PARALLEL WITH THE EAST LINE OF SAID LOT 7, A DISTANCE OF 259.92 FEET TO A POINT ON THE NORTH LINE OF SAID LOT 7; THENCE SOUTH 89°26’50” WEST ALONG THE NORTH LINE OF SAID LOT 7 AND ALSO BEING ALONG THE SOUTH RIGHT-OF-WAY LINE OF NEW TOWNE SQUARE DRIVE, A DISTANCE OF 125.00 FEET TO THE NORTHWEST CORNER OF SAID LOT 7; THENCE SOUTH 00°33’10” EAST ALONG THE WEST LINE OF SAID LOT 7, A DISTANCE OF 259.92 FEET TO THE SOUTHWEST CORNER OF SAID LOT 7; THENCE NORTH 89°26’50” EAST ALONG THE SOUTH LINE OF SAID LOT 7 AND ALSO BEING ALONG THE NORTHERLY RIGHT OF WAY LINE OF ALEXIS ROAD, A DISTANCE OF 125.00 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH:

DECLARATION OF RESTRICTIONS RECORDED IN LUCAS COUNTY, OHIO MORTGAGE RECORDS 79-224D08.

AMENDMENT OF DECLARATION OF RESTRICTIONS AND PROTECTIVE COVENANTS FILED FOR RECORD JUNE 12, 1990, OF RECORD IN VOLUME 90 761, PAGE B05, LUCAS COUNTY RECORDS.

SUPPLEMENT TO AMENDMENT OF DECLARATION OF RESTRICTIONS AND PROTECTIVE COVENANTS FILED FOR RECORD JUNE 12, 1990, OF RECORD IN VOLUME 90 761, PAGE D06, LUCAS COUNTY RECORDS.

LEGAL DESCRIPTION

TRU #

OH-9277

CTIC-NY-CSU #

1209-04053

Parcel 1

Situated in the State of Ohio, County of Erie, Township of Perkins, Section No. 2, and being part of Lot #3 of the Hallam Tract in Section No. 2, also being a 4.3833 acre parcel out of lands of Sandusky Center Partners, D.V. 557, page 254, D.V. 563, page 644, 645, 646, and 647, D.V. 558, page 622 and 624 and D.V. 559, page 265, all references herein to the records of the Recorder’s Office, Erie County, Ohio, and being more particularly described as follows:

Beginning for reference, at an iron pin found in a monument box at centerline sta. 244 + 36.14 of an Ohio Department of Transportation centerline survey for U.S. 250 (Milan Road), said iron pin bearing South 39°05’00” E., a distance of 5281.86 feet from a P.K. nail found at the intersection of the centerline of Milan Road and the westerly projection of the centerline of Hull Road; thence along the centerline of Milan Road N. 39°05’00” W., a distance of 1248.81 feet to a point; thence North 50°55’00” East, a distance of 45.00 feet to the true point of beginning for this description.

Thence North 39°05’00” W, with the right-of-way of U.S. 250, a distance of 333.75 feet to a point;

Thence North 50°55’00” F, a distance of 618.18 feet to a point;

Thence South 84°05’00” E., a distance of 49.50 feet to a point;

Thence South 39°05’00” E, a distance of 201.75 feet to a point;

Thence South 50°55’00” W, a distance of 272.67 feet to a point;

Thence South 39°05’00” E, a distance of 97.00 feet to a point;

Thence South 50°55’00” W, a distance of 380.51 feet to a point of beginning, containing 4.3833 acres of land more or less and subject to all legal highways, easements and restrictions of record.

This description was prepared by John Hancock R. S. No. 6918 from field surveys conducted in September 1987. Bearings herein are based on an assumed bearing for the centerline of U. S. 250 (Milan Road) of N. 39°05’00” W.

Parcel 2 (Easement)

Easements rights in favor of Toys “R” Us Parcel as created, limited, and defined under Reciprocal Easement Agreement between Sandusky Center Partners, an Ohio general partnership and Toys “R” Us, Inc., dated May 14, 1991, recorded in Book Volume 13, Page 871 Erie County, Ohio Official Records, as amended in Book 216, page 213, Volume 360, Page 946, as an Instrument No. RN200210088, Erie County Records.

Parcel 3 (Easement)

Storm sewer extreme rights, as created, limited and defined under The Easement Agreement recorded November 2, 1989, in Volume 557, Page 274 in the Records of The Records Office, County of Erie, State of Ohio.

Parcel 4 (Easement)

Easement rights in favor of Toys “R” Us parcel as created, limited, and defined under instrument known as Easements with Covenants and Restrictions Affecting Land (“ECR”) dated May 16, 1990, Volume 565, Page 538 Erie County Deed Records; as amended in Book 13, Page 365, Book 128, Page 517, Book 191, Page 605, and Instrument No. RN200210090.

Parcel 5 (Easement)

Together with the benefits, if any, as obtained in that certain Limited Warranty Deed filled for Record May 21, 1990 in Volume 563, Page 644, Erie County Records.

Parcel 6 (Easement)

Together with the benefits, if any, as contained in that certain Easement and Operating Restriction Agreement filed for Record March 5, 1991, in Book 6, Page 260, re-recorded April 11, 1991 in Book 9, Page 780, Erie County Records.

Amendment to Easement and Operating Restriction Agreement filed for record May 14, 1991, or record in Volume 13, Page 363, Erie County Records.

Parcel 7 (Easement)

Together with the benefits, if any, of that certain Reciprocal Easement and Operation Agreement between Sandusky Center Partners, and Ohio General Partnership, and Toys “R” Us, Inc., a Delaware Corporation, filed for record May 17, 1991, of record in Volume 13, page 871, and as referenced in Volume 13, Page 868, recorder’s office, Erie County, Ohio.

Parcel 8 (Easement)

Together with the benefits of that certain Terms and conditions of that certain Non-exclusive easement from the Port Lawrence National Agency, Inc., Trustee, to Sandusky Center Partners, an Ohio Partnership, filed for record May 21, 1990, established by instrument recorded in Volume 563, Page 644 of Erie County Records.

LEGAL DESCRIPTION

TRU #

OH-9279

CTIC-NY-CSU #

1209-04053

PARCEL A:

A parcel of land being part of the Southeast one-quarter ( 1/4 ) of Section fifteen (15), in Springfield Township, Lucas County, Ohio and being more particularly described as follows:

Commencing at the Northeast corner of Lot one (1) of Residence Inn Plat;

Thence Southerly along the East line of Lot one (1) of Residence Inn Plat, having an assumed bearing of South zero (0) degrees, seventeen (17) minutes, and fifty (50) seconds West, a distance of seventy-seven and forty-six hundredths (77.48) feet to a point;

Thence Easterly along a line having a bearing of South eighty-nine (89) degrees, forty-two (42) minutes, and ten (10) seconds East, a distance of sixty-five and twenty-five hundredths (65.25) feet to the True Point of Beginning;

Thence continuing Easterly along the previously described line, a distance of two hundred five and sixty-seven hundredths (205.67) feet;

Thence Southerly along a line having a bearing of South zero (0) degrees, seventeen (17) minutes, and fifty (50) seconds West, a distance of one hundred sixty-seven and thirty-three hundredths (167.33) feet;

Thence Westerly along a line having a bearing of North eighty-nine (89) degrees, forty-two (42) minutes, and ten (10) seconds West, a distance of two hundred five and sixty-seven hundredths (205.67) feet;

Thence Northerly along a line having a bearing of North zero (0) degrees, seventeen (17) minutes, and fifty (50) seconds East, a distance of one hundred sixty-seven and thirty-three hundredths (167.33) feet to the True Point of Beginning.

Containing 34,415 square feet, which is equal to seven hundred ninety thousandths (0.790) acres of land, more or less. Subject, however, to all legal highways and easements of record.

This legal description dated March 9, 1999, was prepared by Nicholas F. Ronau, Ohio Registered Surveyor No. 6735.

PARCEL B:

Together with the non-exclusive rights, benefits and easements on and over other property of the landlord to the extent granted unto tenant pursuant to the lease, subject to and upon the terms, conditions, provisions and limitations contained in such lease.

PARCEL C:

Together with the benefits of that certain Easements, Covenants and Restrictions contained in Deed to Schoen and Associates Limited, dated December 13, 1979, recorded December 19, 1979 in Microfiche No. 79-614-Al of Lucas County Records, which was assigned by Deed to Commerce Park Limited, filed for record on March 7, 1980 as Microfiche No. 80-95-D08 of Lucas County Records, and subsequently amended by Amendment to the Declaration of Easements, Covenants and Restrictions filed for record on October 7, 1980 as Microfiche No. 80-836-D12 of Lucas County Records, and further assigned by Deed to Developers Diversified Realty Corporation, filed for record on August 5, 1997 as Microfiche No. 972212-B05 of Lucas County Records, subject to and upon the terms, conditions, provisions and limitations therein.

PARCEL D:

Together with the benefits, if any, of that certain Declaration of Covenants, Conditions and Restrictions for SpringDale Parke made by The Port Lawrence Title and Trust Company, Trustee, dated August 18, 1987, recorded August 25, 1987 in Microfiche No. 87-1583-B12 of Lucas County Records, subject to and upon the terms, conditions, provisions and limitations therein.

PARCEL E:

Together with the benefits, if any, of that certain reservation of right of way for ingress and egress found in Deed from Ernest F. Dupuis et al., to The Board of Lucas County, Ohio Commissioners, dated August 21, 1987, recorded August 24, 1987, in Microfiche NO. 87-403-A05 a of Lucas County Records, subject to and upon the terms, conditions, provisions and limitations therein.

PARCEL F:

Together with the benefits, if any, of that certain reservation of right of way for ingress and egress found in Deed from Harold W. Breitner et al., to The Board of Lucas County, Ohio Commissioners, dated October 7, 1987, recorded October 9, 1987, in Microfiche No. 87-487-A09 of Lucas County Records, subject to and upon the terms, conditions, provisions and limitations therein.

LEGAL DESCRIPTION

TRU #

OR-8006

CTIC-NY-CSU #

1209-04053

Parcel A

Situated in the Southeast one-quarter of Section 27, Southwest one-quarter of Section 26, Northwest one-quarter of Section 35 and the Northeast one-quarter of Section 34, Township 1 South, Range 1 West, of the Willamette Meridian, in the County of Washington and State of Oregon, and bounded on the West by the Southern Pacific Railroad, on the Northwest by S.W. Scholl’s Ferry Road, on the North and East by SW Cascade Boulevard, more particularly described as follows:

Beginning at an iron rod with JSM cap set at the intersection of the Easterly right-of-way of the Southern Pacific Railroad and the North line of said Section 34, North 89°52’50” West 221.80 feet from a stone monument found at the Northeast corner of said Section 34, and running thence North 19’15’30” West on the Easterly 50 foot right-of-way line of said Railroad 190.52 feet to an iron rod with JSM cap set; thence North 70°54’ East 446.98 feet to an iron rod with JSM cap set on the Westerly right-of-way of SW Cascade Boulevard, being 50 feet from the Westerly right-of-way of Highway 217; thence South 19°55’25” East, along the Westerly right-of-way of SW Cascade Boulevard, 50 feet from and parallel to the Westerly right-of-way of Highway 217, as monumented 144.50 feet to an iron rod with JSM cap set opposite an iron rod with State Highway cap found at SH 331+00 (110)/JSM 331+00.11 (110); thence South 16°06’40” East 86.37 feet to an iron rod with JSM cap set opposite an iron rod with State Highway cap found at SH 331+88.14 P.S. (110)/JSM 331+88.14 P.S (110); thence on spiral curve (chord bears South 16°50’40” East 234.68 feet) 234.69 feet to an iron rod with JSM cap set at the Southeast corner of said Portland Chain property; thence South 70°44’30” West, leaving said Cascade Boulevard, 409.03 feet to an iron rod with JSM cap set on the Easterly 75 feet from the center line right-of-way of the Southern Pacific Railroad; thence North 19°15’30” West on said right-of-way 277.12 feet to an iron rod with JSM cap set on the aforesaid North line of Section 34; thence North 89°52’50” West on said line 26.50 feet to the beginning.

Parcel B

Together with the benefits of that certain Easement for construction and maintenance of a drainage ditch as disclosed by document recorded August 4, 1966 in Book 610 Page 395 (Affects Southerly 5 feet), subject to and upon the terms, conditions, provisions and limitations therein.

Parcel C

Together with the benefits of that certain sign easement as disclosed in agreement recorded June 12, 1981, recorder’s Fee No. 81-020294, and also disclosed in agreement recorded October 21, 1981, recorder’s Fee No.81-035722, subject to and upon the terms, conditions, provisions and limitations therein.

LEGAL DESCRIPTION

TRU #

OR-9574

CTIC-NY-CSU #

1209-04053

PARCEL A:

A portion of a tract of land in the Southwest one-quarter of Section 36, Township 1 South, Range 1 West, Willamette Meridian, in the City of Tigard, County of Washington and State of Oregon, described as Parcel 1, in a Bargain and Sale Deed to Supervalu Holdings, Inc., and recorded as Document No. 93003638, Deed Records of Washington County, Oregon, said portion being more particularly described as follows:

Beginning at a point on the North line of Parcel 2 of Partition Plat No. 1995-013 which bears North 05°04’28” West, 975.51 feet from the South one-quarter corner of said Section 36; thence along said North line, North 86°45’21” West, 21.07 feet to the centerline of Rock Creek and the Northwest corner of said Parcel 2; thence along said Rock Creek centerline and the West line of said Partition Plat the following twenty-eight courses:

South 58°43’05” West, 5.76 feet; thence South 04°12’11” West, 34.80 feet; thence South 51°41’12” West, 44.29 feet; thence South 15°53’22” East, 19.63 feet; thence South 26°50’41” West, 68.45 feet; thence South 78°47’53” West, 31.55 feet; thence South 28°58’14” West, 51.39 feet; thence South 71°42’53” West, 25.45 feet; thence South 13°12’08” East, 56.70 feet; thence South 26°18’07” West, 28.27 feet; thence South 56°08’24” West, 32.37 feet; thence South 24°39’15” West, 27.15 feet; thence South 19°40’08” East, 29.20 feet; thence South 47°21’43” West, 18.99 feet; thence South 14°11’18” East, 29.48 feet; thence South 59°58’35” West, 23.13 feet; thence South 09°44’38” West, 14.97 feet; thence South 66°43’03” West, 12.43 feet; thence South 17°55’29” West, 13.88 feet; thence South 71°08’07” West, 22.17 feet; thence South 30°38’58” West, 50.50 feet; thence South 04°36’13” East, 19,85 feet; thence South 63°54’34” West, 17.35 feet; thence South 40°04’35” West, 46.87 feet; thence South 04°35’05” East, 26.76 feet; thence South 87°53’43” West, 15.88 feet; thence. South 32°29’24” West, 35.45 feet; thence South 78°41’09” West, 2.49 feet to a point on the East line of a 70.00 foot wide strip of land granted to the City of Tigard, described as Parcel “C” per Deed Document No. 97080935; thence leaving said West line and creek centerline, along the Easterly line of said parcel, along a 465.00 feet radius curve to the right, being concave Easterly, through a central angle of 55°20’44”, 449.17 feet (chord bears North 07°51’52” West, 431.91 feet); thence continuing along said Easterly line, along a 535.00 feet radius reverse curve to the left, being concave Westerly, through a central angle of 42°08’48”, 393.55 feet (chord bears North 01°15’54” West, 384.73 feet), to the Northeast corner of said parcel; thence leaving said Easterly line, South 83°36’33” East, 440.87 feet; thence South 01°01’00” West, 152.26 feet to the point of beginning.

EXCEPTING THEREFROM those portions dedicated for road or street purposes by Deeds recorded September 3, 1999, as Fee Nos. 99103234 and 99103235.

PARCEL B:

TOGETHER WITH Agreement of Conveyance, Easements and Covenants recorded January 15, 1992 as Fee No. 92004083 and re-recorded January 22, 1992, as amended by instrument recorded March 20, 1995 as Fee No. 95017634, also amended by instrument recorded April 12, 1999 as Fee No. 99044504 and re-recorded August 12, 1999 as Fee No. 99094869, subject to and upon the terms, conditions, provisions and limitations therein.

LEGAL DESCRIPTION

TRU #

PA-6359

CTIC-NY-CSU #

1209-04053

Parcel A:

All that certain tract of land located in Whitehall Township, Lehigh County, Pennsylvania, bounded and described as follows, to wit:

Beginning at a drill hole in the sidewalk at the intersection of the Northerly property line of Grape Street 970 feet wide) with the Westerly line of Jordan Boulevard (60 feet wide); thence (1) from the point of beginning along the Northerly property line of Grape Street (parallel with and five feet North of the curb line of Grape Street), South 75° 35’ 30” W 282.59 feet to a drill hole in the sidewalk; thence (2) along the Easterly property line of Howard Johnson Company, North 14° 24’ 30” West 350.00 feet to an iron pipe; thence (3) along the Northerly property line of Howard Johnson Company and Monroe Kurlansik, South 75° 35’ 30” West 325.00 feet to an iron pipe; thence (4) along the Easterly property line of Jewelcor Inc., North 14° 24’ 30” West 232.26 feet to an iron pipe; thence (5) along the Easterly line of the Dent Hardware Company North 10° 57’ 40” East 121.36 feet to an iron pipe; thence along the Southerly property line of Jefferson Street (50 feet wide) parallel with and 8.5 feet South of the curb line of Jefferson Street and the three following courses and distances: (6) South 79° 02’ 20” East 72.19 feet to an iron pipe at a point of curvature, (7) on a curve to the left having a radius of 670.86 feet an arc length of 304.91 feet (chord bearing and distance North 87° 56’ 25” East 302.30 feet) to an iron pipe at a point of tangency); and (8) North 74° 55’ 10” East 188.57 to an iron pipe at the intersection of the Southerly property line of Jefferson Street with the Westerly property line of Jordan Boulevard; thence along the Westerly property line of Jordan Boulevard parallel with and 12 feet West of the Westerly curb line of Jordan Boulevard, South 15° 01’ 50” East 598.59 feet to a point.

EXCEPTING THEREOUT AND THEREFROM

All that certain tract of land located in Whitehall Township, Lehigh County, Pennsylvania, bounded and described as follows, to wit:

Commencing at a drill hole in the sidewalk at the intersection of the Northerly property line of Grape Street (70 feet wide) with the Westerly line of Jordan Boulevard (60 feet wide); thence from the point of commencement along the Northerly property line of Grape Street (parallel with and five feet North of the curb line of Grape Street), South 75° 35’ 30” West 282.59 feet to a drill hole in the sidewalk; thence along the Easterly property line of Howard Johnson Company, North 14° 24’ 39” West 350.00 feet to an iron pipe; thence along the Northerly property line of Howard Johnson Company and Monroe Kurlansik, South 75° 35’ 30” West 147.30 feet to an iron pipe, said iron pipe being the point of beginning; thence from the point of beginning along the Northerly property line of Howard Johnson Company and Monroe Kurlansik, South 75° 35’ 30”

West 177.70 feet to an iron pipe; thence along the Easterly property line of State Street Bank and Trust Company of Connecticut, W. Jeffrey Kramer, Boatman’s National Bank of St. Louis, and City National Bank of Florida North 14° 24’ 30” West 232.26 feet to an iron pipe; thence along the Easterly line of State Street Bank and Trust Company of Connecticut, W. Jeffrey Kramer, Boatman’s National Bank of St. Louis, and City National Bank of Florida North 10° 57’ 40” East 121.36 feet to an iron pipe; thence along the Southerly property line of Jefferson Street (50 feet wide) parallel with and 8.5 feet South of the curb line of Jefferson Street (50 feet wide) parallel with and 8.5 feet South of the curb line of Jefferson Street and the two following courses and distances: (1) South 79° 02’ 20” East 72.19 feet to an iron pipe at a point of curvature; and (2) on a curve to the left having a radius of 670.86 feet an arc length of 65.52 feet (chord bearing and distance North 81° 50’ 12” East 65.49 feet) to an iron pipe; thence along the westerly property line, of Toys “R” Us-Penn., Inc. South 14° 24’ 30” East 285.85 feet to the point of beginning.

Being designated as Parcel No. F9SE4-3-2 in the Tax Assessment Office of Lehigh County, Pennsylvania.

Being a portion of the same premises which was conveyed by Henry T. Newhard, Jr. and Eleanor C. Newhard to Toys “R” Us-Penn., Inc., a Pennsylvania corporation, in fee, by deed dated October 19, 1984 and recorded in Deed Book Volume 1343, page 1040.

Parcel B:

Together with the benefits, if any, of easements, restrictions, rights of way and all other matters appearing on the Plan of E. Grace Newhard as cited in Minor Subdivision Book Volume 3, page 251.

Parcel C:

Together with the benefits, if any, of the Declaration of Use Restrictions recorded in Deed Book Volume 937, page 279.

LEGAL DESCRIPTION

TRU #

PA-6361

CTIC-NY-CSU #

1209-04053

Parcel 1

All that tract or parcel of land lying or being in Luzerne County, Pa, being more particularly described as follows:

All the surface of right of soil of that certain lot, piece or parcel or tract of land,

Situate lying and being partly in the City of Wilkes-Barre and partly in the Township of Wilkes-Barre, County of Luzerne and Commonwealth of Pennsylvania, bounded and described as follows, to wit:

Beginning at a corner dividing lands quitclaimed to Edmund P. Davis, et al by the lands now or formerly of James J. Haggerty, Trustee in Bankruptcy of Blue Coal Corporation by Deed dated September 29, 1972 and recorded in the Luzerne County Deed Book 1761 page 379 and lands and or formerly of Blue Coal Corporation in the Northerly right-of-way line of Pennsylvania State Highway, Traffic Route No. 115, said corner being South 74 degrees 10 minutes East two hundred sixty and twenty-five one hundredths feet and South 73 degrees 38 minutes East four hundred seventy feet from the intersection of the Northerly right-of-way line of Pennsylvania State Highway, Traffic Route No. 115 and the former Southerly right-of-way line of the Central Railroad Company of New Jersey;

Thence along said dividing line in North 16 degrees twenty-two minutes East one hundred feet to a corner in line of lands quitclaimed to the City of Wilkes-Barre;

Thence along the same South 73 degrees 38 minutes East six hundred fourteen feet to a corner, in line of lands quitclaimed to the Humble Oil and Refining Company, thence along same South 16 degrees 22 minutes West one hundred feet to a corner in the Northerly right-of-way line of Pennsylvania State Highway, Traffic Route No. 115, aforesaid;

Thence along same, North 73 degrees 38 minutes West six hundred fourteen feet to a corner, the place of beginning.

Containing one and forty-one, one hundredths acres, more or less, of surface.

Parcel 2

All that certain piece, parcel or plot of land being

Situate in the City of Wilkes-Barre, County of Luzerne and the Commonwealth of Pennsylvania bounded and described as follows, to wit:

Beginning at a point, said point being common to the lands now or formerly of Edmund P. Davis and the Blue Coal Corporation and being 100 feet distant from the Northerly right-of-way line of State Highway 115;

Thence along the dividing line of Edmund P. Davis North 16 degrees 22 minutes East 378.47 feet more or less to a point along the bottom of an existing embankment;

Thence along the bottom of the embankment on a curve to the left having an arc distance of 481.60 feet and a chord bearing of South 79 degrees 34 minutes 01 seconds East 479.52 feet to a point;

Thence South 35 degrees 08 minutes West 34.59 feet to a point;

Thence South 47 degrees 47 minutes East 164.65 feet to a point along the lands of now or formerly Humble Oil Refining Company;

Thence along the dividing line of said Humble Oil Company South 16 degrees 22 minutes West 323.50 feet to a point along the aforesaid lands of now or formerly Blue Coal Corporation;

Thence along said lands of now or formerly Blue Coal Corporation North 73 degrees 38 minutes West 614.00 feet to a point, the place of beginning.

Containing 5.53 acres of land more or less

Excepting and Reserving from the above described parcel a 25 foot easement along the Westerly side line to the City of Wilkes-Barre for the purpose of ingress and egress.

Tax ID / Parcel No. 73-H1ONE4-005-01E-000

Being the same premises which Toys “R” Us-Penn, Inc. a Pennsylvania corporation by Deed dated 7-21-2005 and recorded
9-26-2005 in Luzerne County in Record Book 3005 Page 248862 conveyed unto MPO Properties, LLC, a Delaware limited liability company, in fee.

LEGAL DESCRIPTION

TRU #

PA-6362

CTIC-NY-CSU #

1209-04053

The land referred to in this Commitment is described as follows:

PARCEL A:

ALL that certain lot piece or parcel of land situate in the Borough of Dickson City, County of Lackawanna and State of Pennsylvania, bounded and described as follows:

BEGINNING at a corner, said corner being located the following (4) courses and distances from the intersection of the Rights of Way of U.S. Route 6 and Ravine Street (1) along the Right of Way of U.S. Route 6, South sixty-four (64) degrees, thirty-one (31’) minutes West 535.12 feet; (2) over and across lands now or formerly of Paul Rosenberg North seventy-one (71) degrees, twelve (12’) minutes, four (04”) seconds West 85.25 feet; (3) North twenty-give (25) degrees twenty-nine (29’) minutes West 14.00 feet and (4) North thirty (30) degrees, fifty-nine (59’) minutes West, thirty-three feet; thence continuing over and across lands now or formerly of Paul Rosenberg, et. Ux., the following (4) courses and distances: (1) South fifty-nine (59) degrees, one (01’) minute West 352.00 feet; (2) North thirty (30) degrees, fifty-nine (59’) minutes West 434.00 feet; (3) North fifty-nine (59) degrees, one (01’) minute East 352.00 feet and (4) South thirty (30) degrees, fifty-nine (59’) minutes East 424.00 feet to the place of beginning.

PARCEL B:

Together with a permanent driveway easement over the following property:

ALL of that certain lot, place or parcel of land situated in the Borough of Dickson City, County of Lackawanna and State of Pennsylvania bounded and described as follows:

BEGINNING at a point located along the northwesterly right-of-way of U.S. Route 6 said point also being located South sixty-four (64) degrees, thirty-one (31’) minutes West 545.12 feet from the intersection of the right-of-way of U.S. route 6 and the right-of-way of Ravine Street; thence continuing along the right-of-way of said U.S. Route 6 the following two (2) courses and distances (1) South sixty-four (64) degrees, thirty-one (31’) minutes West 165.00 feet and (2) on a curve to the left with a radius of 1908.24 feet and a chord bearing and distance of South fifty-eight (58) degrees, fifty-two (52’) minutes West, 304.93 feet; thence over and across lands now or formerly of Paula and Margery Rosenberg the following six (6) courses and distances (1) North twenty-six (26) degrees, twenty-eight (28’) minutes West, 49.27 feet; (2) North fifty-nine (59) degrees, one (01’) minute East, 420.19 feet (3) North twenty-five (25) degrees, twenty-nine (29’) minutes West 14.00 feet (4) North thirty (30) degrees, fifty-nine (59’) minutes West 33 feet to a point; (5) North thirty (30) degrees, fifty-nine (59’) minutes West, 273.00 feet along line of lands now or formerly to be conveyed to Anthony A. Petrarca; (6)

North fifty-nine (59) degrees, one (01’) minute East, 80.00 feet and (7) South twenty-five (25) degrees, five (05’) minutes, seventeen (17”) seconds East, 352.94 feet to the right-of-way of U.S. Route 6, the place beginning.

PARCEL C:

Together with the benefits, if any, of an easement in favor of Anthony A Petrarca, his successors and assigns, as contained in Lackawanna County Deed Book 1138, Pages 759-767, inclusive.

PARCEL D:

Together with the benefits, if any, of an easement in favor of Anthony A. Petrarca, his successors and assigns, as contained in Lackawanna County Deed Book 1138, Pages 773-780 inclusive.

PARCEL E:

Together with the benefits, if any, of an easement in favor the Anthony A. Petrarca, his successors and assigns, as contained in Lackawanna County Deed Book 1138, Pages 781-788, inclusive.

LEGAL DESCRIPTION

TRU #

PA-6449

CTIC-NY-CSU #

1209-04053

ALL THAT CERTAIN lot or piece of ground with the buildings and improvements thereon erected, Hereditaments and Appurtenances, SITUATE in Springfield Township, County of Delaware and State of Pennsylvania, bounded and described according to a Preliminary/Final Land Development Plans of Babies “R” Us made by Bohler Engineering, Inc., North Wales PA, dated December 28, 2000, last revised August 16, 2001 and recorded in Plan Volume 22 page 188 as follows, to wit:

BEGINNING at a point in the title line in the bed of Baltimore Pike, a corner of lands now or formerly of Springfield Realty; thence extending from said beginning point, along lands now or formerly of Springfield Realty, the 2 following courses and distances, (1) North 25 degrees 30 minutes West 568.57 feet to a point and (2) North 62 degrees 56 minutes 20 seconds East 282.58 feet to a point a corner of lands now or formerly of Golden Mile Properties; thence extending along same South 27 degrees 14 minutes 40 seconds East to the Northeasterly side of Baltimore Pike 578.18 feet to a point on the Ultimate Right of Way line of Baltimore Pike, aforesaid; thence extending along same South 64 degrees 48 minutes 30 seconds West 301.52 feet to a point, the first above mentioned point and place of beginning.

Premises also described in Record Book 2308 Page 387 To Wit:

ALL that certain tract of ground, situate in the Township of Springfield, County of Delaware and State of Pennsylvania and described according to a plan thereof made for Feinberg and McBurney by Damon and Foster, Civil Engineers of Sharon Hill, PA dated October 17, 1963 and revised November 18, 1963, as follows, to wit:

BEGINNING at a point on the northwesterly side of Baltimore Pike (100 feet wide), which point is located the two (2) following courses and distances from the point of intersection of the northwesterly side of Baltimore Pike (10 feet wide) with the northeasterly side of Woodland Avenue (40 feet wide):

North 67 degrees 10 minutes East, 11.63 feet; and

North 64 degrees 18 minutes 30 seconds East, 284.42 feet to the beginning point;

RUNNING THENCE from the beginning point and leaving the said side of Baltimore Pike, North 25 degrees 30 minutes West, 568.57 feet to a point;

THENCE North 62 degrees 56 minutes 20 seconds East, 282.58 feet to a point;

THENCE extending South 27 degrees 14 minutes 40 seconds East crossing over the northeasterly side of Baltimore Pike (100 feet wide), 625.52 feet to a point in the original center line and title line in the bed of Baltimore Pike (50 feet wide);

THENCE extending along the original center line of Baltimore Pike (50 feet wide), South 64 degrees 48 minutes 30 seconds West, 301.52 feet to a point;

THENCE leaving the center line of Baltimore Pike (50 feet wide), North 25 degrees 30 minutes West, 47.34 feet to the point and place of beginning on the northwesterly side of Baltimore Pike (100 feet wide).

BEING 770 Baltimore Pike. BEING Folio# 42-00-00485-00.

LEGAL DESCRIPTION

TRU #

PA-6462

CTIC-NY-CSU #

1209-04053

PARCEL A

ALL THAT CERTAIN tract of land, Hereditaments and Appurtenances, SITUATE in the Township of Montgomery, County of Montgomery and State of Pennsylvania, bounded and described according to an ALTA/ACSM Land Title & Topographic Survey titled “Integral Development Associates Baby Superstore, Inc., Bethlehem Pike, Units 8, 9 & 10, Block 11”, dated 8/30/2000, last revised 12/31/2001 and being more fully described as follows, to wit:

BEGINNING at a point along the Southwesterly Ultimate Right-of-Way line of Bethlehem Pike (A.K.A. Route 309, A.K.A. L.R. 153, 86 feet wide Legal Right-of Way, 100 feet wide Ultimate Right-of-Way), said point being distant the following (2) courses and distances from the intersection of the title line in the bed of said Bethlehem Pike with the centerline of Stump Road (60 feet wide Right-of-Way): (A) North 23 degrees, 45 minutes, 0 seconds West, a distance of 254.72 feet to a point; thence (B) South 66 degrees, 15 minutes, 0 seconds West, a distance of 38.27 feet to the true point and place of beginning, and from said point of beginning running, thence the following (2) courses and distances along the dividing line between Retail Parcel “A” and Unit 61, Block 11, lands now or late of Union National Bank and Trust Company of Souderton: (1) South 66 degrees, 15 minutes, 0 seconds West, a distance of 344.81 feet to a point; thence (2) South 44 degrees, 59 minutes, 0 seconds East, a distance of 146.25 feet to a point; thence (3) along the dividing line between Retail Parcel “A” and Unit 60, Block 11, lands now or late of Upper Hanover Township Industrial Development Authority, South 45 degrees, 1 minute, 0 seconds West, a distance of 249.97 feet to a point; thence (4) along the dividing line between Retail Parcel “A” and Unit 1, Block 11, lands now or late of Montgomery Square Partnership, North 23 degrees, 45 minutes, 0 seconds West, a distance of 602.52 feet to a point; thence the (3) following courses and distances along the dividing line between Retail Parcel “A” and Retail Parcel “B”: (5) North 66 degrees, 15 minutes, 0 seconds East, a distance of 291.33 feet to a point; thence (6) North 23 degrees, 45 minutes, 0 seconds West, a distance of 10.33 feet to a point; thence (7) North 66 degrees, 15 minutes, 0 seconds East, a distance of 233.50 feet to a point on the Southwesterly Ultimate Right-of-Way line of said Bethlehem Pike; thence (8) along the Southwesterly Ultimate Right-of-Way line of said Bethlehem Pike, South 23 degrees, 45 minutes, 0 seconds East, a distance of 386 feet to the point and place of beginning.

PARCEL B

ALL THAT CERTAIN tract of land, Hereditaments and Appurtenances, SITUATE in the Township of Montgomery, County of Montgomery and State of Pennsylvania, bounded and described according to an ALTA/ACSM Land Title & Topographic Survey titled “Integral Development Associates Baby Superstore, Inc., Bethlehem Pike, Units 8, 9 & 10, Block 11”, dated 8/30/2000, last revised 12/31/2001 and being more fully described as follows, to wit:

BEGINNING at a point along the Southwesterly Ultimate Right-of-Way line of Bethlehem Pike (A.K.A. S.R. 309, A.K.A. L.R. 153, 86 feet wide Legal Right-of-Way, 100 feet wide Ultimate Right-of-Way), said point being distant the following (2) courses and distances from the intersection of the title line in the bed of said Bethlehem Pike with the centerline of Stump Road (60 feet wide Right-of-Way): (A) North 23 degrees, 45 minutes, 0 seconds West, a distance of 640.07 feet to a point; thence (B) South 66 degrees, 15 minutes, 0 seconds West, a distance of 38.27 feet to the true point and place of beginning, and from said point of beginning running, thence the following (3) courses and distances along the dividing line between Retail Parcel “B” and Retail Parcel “A”: (1) South 66 degrees, 15 minutes, 0 seconds West, a distance of 233.50 feet to a point; thence (2) South 23 degrees, 45 minutes, 0 seconds East, a distance of 10.33 feet to a point; thence (3) South 66 degrees, 15 minutes, 0 seconds West, a distance of 291.33 feet to a point; thence the following (2) courses and distances along Retail Parcels “B” and “C” and Unit 1, Block 11, lands now or late of Montgomery Square Partnership, (4) North 23 degrees, 45 minutes, 0 seconds West, a distance of 669.48 feet to a point; thence North 66 degrees, 15 minutes, 0 seconds East, a distance of 519.24 feet to a point on the Southwesterly required Right-of-Way line of said Bethlehem Pike; thence the following (6) courses and distances along the Southwesterly required Right-of-Way line of said Bethlehem Pike; (6) South 23 degrees, 44 minutes, 40 seconds East, a distance of 241.46 feet to a point; thence (7) South 16 degrees, 50 minutes, 17 seconds East, a distance of 101.71 feet to a point; thence (8) South 25 degrees, 41 minutes, 0 seconds East, a distance of 108.88 feet to a point; thence (9) South 25 degrees, 30 minutes, 29 seconds East, a distance of 61.96 feet to a point; thence (10) South 26 degrees, 22 minutes, 36 seconds East, a distance of 96.14 feet to a point; thence (11) North 66 degrees, 15 minutes, 21 seconds East, a distance of 7.87 feet to a point on the Southwesterly Ultimate Right-of-Way line of said Bethlehem Pike; thence (12) along the Southwesterly Ultimate Right-of-Way line of said Bethlehem Pike, South 23 degrees, 45 minutes, 0 seconds East, a distance of 49.94 feet to the point and place of beginning.

PARCEL C

ALL THAT CERTAIN tract of land, Hereditaments and Appurtenances, SITUATE in the Township of Montgomery, County of Montgomery and State of Pennsylvania, being shown as Proposed Access Easement on an ALTA/ACSM Land Title Survey prepared by Control Point Associates, Inc. titled “Integral Development Corporation, Bethlehem Pike, Units 8, 9 & 10, Block 11”, dated 8/30/2000 and being more fully described as follows, to wit:

BEGINNING at a point on the dividing line between Unit 1, Block 11 and Block 10, Block 11, lands now or late of Hatfield Township Industrial Development Authority, said point being measured North 23 degrees, 45 minutes, 0 seconds West, a distance of 226.85 feet from a concrete monument found at the common corner of Unit 1, Block 11, Unit 10, Block 11 and Unit 60, Block 11, lands now or late of Upper Hanover Township Industrial Development Authority, and from said point of beginning running, thence: (1) along a line through Unit 1, Block 11, South 66 degrees, 15 minutes, 0 seconds West, a distance of 5.90 feet to a point of curvature; thence (2) continuing through the same, along the arc of a circle curving to the left having a radius of 30 feet, a central angle of 86 degrees, 29 minutes, 26 seconds, an arc length of 45.29 feet, a chord bearing South 23 degrees, 0 minutes, 17 seconds West and a chord distance of 41.11 feet to a point of cusp along the Northeasterly Right-of-Way line of Witchwood Road (60 feet wide Right-of-Way); thence (3) along the Northeasterly Right-of-Way line of Witchwood Road, along the arc of a non-tangent circle curving to the left having a radius of 330 feet, a central angle of 16 degrees, 22 minutes, 49 seconds, an arc length of 94.34 feet, a chord bearing North 28 degrees, 25 minutes, 50 seconds West and a chord distance of 94.02 feet to a point of cusp; thence (4) along a line through Unit 1, Block 11, along the arc of a non-tangent circle curving to the left having a radius of 20 feet, a central angle of 77 degrees, 7 minutes, 46 seconds, an arc length of 26.92 feet, a chord bearing South 75 degrees, 11 minutes, 7 seconds East and a chord distance of 24.94 feet to a point of tangency; thence (5) continuing through the same, North 66 degrees, 15 minutes, 0 seconds East, a distance of 24.02 feet to a point on the dividing line between Unit 1, Block 11 and Unit 10, Block 11, thence (6) along the dividing line between Unit 1, Block 11 and Unit 10, Block 11, South 23 degrees, 45 minutes, 0 seconds East, a distance of 50 feet to the point and place of beginning.

PARCEL D

Together with the benefits of that certain Reciprocal Easement & Operation Agreement by and between Integral Development Associates and Baby Superstore, Inc. dated May 9, 2002 and recorded May 30, 2002 in Deed Book 5410 page 1280, subject to and upon the terms, conditions, provisions and limitations therein.

PARCEL E

Together with the benefits of that certain Easement grant by Baby Superstore, Inc to Township of Montgomery dated May 17, 2002 and recorded May 30, 2002 in Deed Book 5410 page 1268, subject to and upon the terms, conditions, provisions and limitations therein.

PARCEL F

Together with the benefits of that certain Easement Agreement granted by Montgomery Square Partnership to Baby Superstore, Inc. and Integral Development Associates dated July 23, 2002 recorded September 12, 2002 in Deed Book 5423 Page 2114, subject to and upon the terms, conditions, provisions and limitations therein.

BEING Parcel Number 46-00-00313-50-5.

LEGAL DESCRIPTION

TRU #

PA-8303

CTIC-NY-CSU #

1209-04053

(rev 11/19/09)

PARCEL A:

Lot 2 – Toys “R” Us – Legal Description

ALL THAT CERTAIN parcel of land SITUATE in Upper Merion Township, Montgomery County, Pennsylvania being shown as Lot 2 on Subdivision Plan for Toys ‘R’ Us, Inc., dated March 21, 2005 and last revised February 24, 2006 by Chester Valley Engineers, Inc., Paoli, Pennsylvania, and being more fully described as follows:

BEGINNING at a corner in common of Lots 1 and 2 and lands now or late of the Montgomery County Industrial Development Authority; thence from the point of beginning, along Lot 1, the following two (2) courses and distances: (1) North 07 degrees 18 minutes 17 seconds East 78.95 feet; (2) North 15 degrees 55 minutes 34 seconds West 733.65 feet to a point on the southerly Legal Right of Way Line for Limited Access of the Pennsylvania Turnpike; thence along said right of way line, the following two (2) courses and distances: (1) along a curve to the right having a radius of 7,539.49 feet, an arc length of 616.64 feet, and a chord bearing South 70 degrees 33 minutes 05 seconds East 616.46 feet to a point of tangency; (2) South 68 degrees 12 minutes 30 seconds East 65.36 feet to a corner of Lot 3; thence along Lot 3, the following four (4) courses and distances; (1) South 21 degrees 47 minutes 30 seconds West 108.85 feet; (2) South 68 degrees 21 minutes 46 seconds East 32.12 feet; (3) South 21 degrees 38 minutes 14 seconds West 198.42 feet; (4) South 19 degrees 12 minutes 00 seconds East 71.94 feet to a point on line of lands now or late of KP Hotel Partners II; thence along said lands the following six (6) courses and distances: (1) South 70 degrees 48 minutes 00 seconds West 145.53 feet; (2) North 80 degrees 39 minutes 05 seconds West 196.40 feet; (3) South 09 degrees 20 minutes 55 seconds West 28.00 feet; (4) South 00 degrees 34 minutes 07 seconds East 126.21 feet; (5) North 89 degrees 25 minutes 53 seconds East 15.00 feet; (6) South 02 degrees 01 minutes 57 seconds West 58.57 feet to a point of the northeasterly right of way line of Mall Boulevard, 100 feet wide; thence along said right of way line, along a curve to the left having a radius of 1,091.74 feet an arc length of 116.89 feet, and a chord bearing North 78 degrees 29 minutes 38 seconds West 116.83 feet to the corner of the aforesaid lands now or late of the Montgomery County Industrial Development Authority; thence leaving said right of way line, along said lands, North 70 degrees 48 minutes, 00 seconds East 48.22 feet to the point of beginning; and CONTAINING 6.164 acres of land, be the same, more or less.

BEING part of Parcel No. 58-00-08473-001.

BEING part of the same premises which Chrysler Corporation (Delaware Corp.) by Deed dated August 27, 1980 and recorded in Montgomery County and conveyed unto Toys “R” Us, Inc. ( a Delaware Corporation) in fee.

AND BEING part of the same premises which Toys “R” Us - Delaware, Inc., a Delaware Corporation, successor-in-interest to Toys “R” Us, Inc., by Deed dated 8-21-2005 and recorded in Montgomery County in Deed Book 5569 page 1101 conveyed unto MPO Properties, LLC, a Delaware Limited Liability Company, in fee.

Lot 3 – Toys “R” Us – Legal Description

ALL THAT CERTAIN parcel of land SITUATE in Upper Merion Township, Montgomery County, Pennsylvania being shown as Lot 3 on Subdivision Plan for Toys ‘R’ Us, Inc., dated March 21, 2005 and last revised February 24, 2006 by Chester Valley Engineers, Inc., Paoli, Pennsylvania, and being more fully described as follows:

BEGINNING at a corner in common of Lots 2 and 3, a point on line of lands now or late of KP Hotel Partners II; thence from the point of beginning, along Lot 2, the following four (4) courses and distances: (1) North 19 degrees 12 minutes 00 seconds West 71.94 feet; (2) North 21 degrees 38 minutes 14 seconds East 198.42 feet; (3) North 68 degrees 21 minutes 46 seconds West 32.12 feet; (4) North 21 degrees 47 minutes 30 seconds East 108.85 feet to a point on the southerly Legal Right of Way Line for Limited Access of the Pennsylvania Turnpike; thence along said right of way line South 68 degrees 12 minutes 30 seconds East572.03 feet to a corner of lands now or late of King Star Enterprises, L.P.; thence leaving said right of way line, along said lands, South 70 degrees 48 minutes 00 seconds West 232.16 feet to a point on line of lands now or late of KP Hotel Partners II; thence along said lands, the following two (2) courses and distances: (1) North 14 degrees 12 minutes 30 seconds West 50.19 feet; (2) South 70 degrees 48 minutes 00 seconds West 380.83 feet to the point of beginning; and CONTAINING 2.395 acres of land, be the same, more or less.

BEING part of Parcel No. 58-00-08473-001.

BEING part of the same premises which Chrysler Corporation (Delaware Corp.) by Deed dated August 27, 1980 and recorded in Montgomery County and conveyed unto Toys “R” Us, Inc. ( a Delaware Corporation) in fee.

AND BEING part of the same premises which Toys “R” Us - Delaware, Inc., a Delaware Corporation, successor-in-interest to Toys “R” Us, Inc., by Deed dated 8-21-2005 and recorded in Montgomery County in Deed Book 5569 page 1101 conveyed unto MPO Properties, LLC, a Delaware Limited Liability Company, in fee.

Excepting therefrom and thereout the following tract of ground conveyed unto KP Hotel Partners, II, a Pennsylvania limited partnership as in Deed dated 1-14-2008 and recorded 1-17-2008 in Deed Book 5679 page 498.

Together with the benefit, if any, of the terms and conditions of Lease Agreement Dated 412-1978, as amended 3-28-1979 between Chrysler Realty Corporation, as Lessor whose interest as Lessor was assigned to by Assignment Dated 10-1-1979 and D.P. Chevrot, Inc. d/b/a Penske Chevrolet, as Tenant and Assignment of Lease Dated 9-4-1980 in Deed Book 4572 Page 49. As evidenced by Memorandum of Lease between TOYS “R” US - PENN., INC., Landlord and David Penske Chevrolet, Inc. Dated 12-4-1989 Tenant in Deed Book 4934 Page 91.

Together with the benefits, if any, of the Perpetual Easement as in Deed Book 2515 page 156.

Together with the benefits, if any, of the deed of Sanitary Sewer Easement as in Deed Book 5113 page 1414.

PARCEL B:

Together with the benefits, if any, of the Terms and Conditions of Lease by and between Chrysler Realty Corporation (whose interest as Lessor was assigned to Chrysler Corporation by Assignment dated 10/1/1979) and D.P. Chevrolet, Inc. d/b/a David Penske Chevrolet, dated 3/28/1979 (unrecorded) and further Assigned to Toys “R” Us, Inc., by Assignment of Lease dated 8/27/1980 and recorded in Deed Book 4572 page 49 and evidenced by terms and conditions of that certain Memorandum of Lease recorded in Deed Book 4934, Page 91.

PARCEL C:

Together with the benefits, if any, of the Perpetual Easement as in Deed Book 2515 page 156.

PARCEL D:

Together with the benefits, if any, of the Deed of Sanitary Sewer easement as in Deed Book 5113 page 1414.

LEGAL DESCRIPTION

TRU #

PA-8310

CTIC-NY-CSU #

1209-04053

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN YORK COUNTY, PENNSYLVANIA, being more particularly described as follows:

TRACT NO. 1:

ALL THAT CERTAIN tract of land situate in the TOWNSHIP OF WEST MANCHESTER, County of York and Commonwealth of Pennsylvania, known as Lot No. 2F and described in accordance to a plan titled Final Subdivision Plan for property located along Kenneth Road and Rodney Road prepared by Land Survey Consultants, Inc., dated February 19,1988, last revised March 22,1988, Drawing No. 426-2, which plan is recorded in the Office of the Recorder of Deeds of York County Pennsylvania, in Plan Book II, page 579, as follows:

BEGINNING at a point at the northwesterly corner of Lot No. 2B - Toys “R” Us - Penn, Inc., on the northeasterly line of lands now or formerly of West Manchester Mall; extending thence along said last mentioned lands North 34 degrees 15 minutes 25 seconds West a distance of 37.25 feet to a point at Lot No. 2 - Westgate Associates; extending thence along said Lot No. 2, North 34 degrees 23 minutes 39 seconds East a distance of 89.02 feet; extending thence along the some South 47 degrees 52 minutes 37 seconds East a distance of 21.79 feet to a point at the aforementioned Lot 218 - Toys “R” Us - Penn, Inc.; extending thence along said Lot No. 2B South 26 degrees 54 minutes 15 seconds West a distance of 100.51 feet to a point on the northeasterly line of lands now or formerly of West Manchester Mall and the point of Beginning.

BEING the same premises which Robert D. Gersten, Joseph H. Swolaky and Joseph W. Deerin, Copartners t/a The Lanecor Group of Pennsylvania, by deed dated September 27, 1988 and recorded in the Office of the Recorder of Deeds for York County, Pennsylvania in Deed Book 100-U, page 1111, granted and conveyed unto Toys “R” Us, Inc., a Delaware corporation.

TRACT NO. 2:

ALL THAT CERTAIN TRACT OF LAND SITUATE IN THE TOWNSHIP OF WEST MANCHESTER, COUNTY OF YORK AND COMMONWEALTH OF PENNSYLVANIA, DESCRIBED ACCORDING TO A PLAN TITLED WESTGATE - FINAL SUBDIVISION PLAN OF LAND TO BE CONVEYED TO TOYS “R” US, PREPARED BY LAND SURVEY CONSULTANTS, INC., DATED 3-3-82, REVISED 4-6-82, DRAWING No. 10137E, WHICH PLAN IS RECORDED IN THE; OFFICE OF THE RECORDER OF DEEDS FOR YORK COUNTY, PENNSYLVANIA, IN PLAN BOOK DD, PAGE 530, AS FOLLOWS:

BEGINNING at a point on the westerly right of way line of U.S. Route 30 L. R. 1070 (a 220’ wide public road), said point being located southwardly from the southwest corner of the intersection of said Route 30 and Kenneth Road ( a 62’ wide public street) as measured by a curve to the left having a radius of 3384.17 feet for a distance of 140.92 feet, the chord of which extends South 28 degrees 53 minutes 49 seconds West a distance of 140.01 feet; extending thence along the westerly right of way line of said U. S. Route 30 the following 2 courses and distances, namely: 1) by a curve to the left having a radius of 3384.17 feet for a distance of 47.32 feet, the chord of which extends South 27 degrees 18 minutes 17 seconds West a distance of 47.32 feet; 2) South 26 degrees 54 minutes 15 seconds West a distance of 727.68 feet to a point in a concrete drainage flume at lands now or formerly of Crown American Corp.; extending thence along said last mentioned lands and in and through said concrete drainage flume the following 2 courses and distances namely: 1) North 47 degrees 34 minutes 25 seconds West a distance of 334.04 feet; 2) by a curve to the right having a radius of 145.69 feet for a distance of 33.86 feet, the chord of which extends North 40 degrees 54 minutes 55 seconds West a distance of 33.79 feet to a point at lands now or formerly of York Stone & Supply Company; extending thence along said last mentioned lands North 26 degrees 54 minutes 15 seconds East a distance of 405 feet; extending thence along the same and across a 25 feet private access drive North 6 degrees 49 minutes 33 seconds West a distance of 52.08 feet to a point in the centerline of said private access drive; extending thence along the centerline of said private access drive and along lands now or formerly of said York Stone & Supply Company the following 2 courses and distances namely: 1) by a carve to the left having a radius of 100 feet for a distance of 107.19 feet, the chord of which extends North 69 degrees 15 minutes 13 seconds East a distance of 102.13 feet; 2) North 38 degrees 32 minutes 41 seconds East a distance of 158.07 feet to a point at the centerline intersection of said private access drive with a 25 feet wide common use driveway; extending thence along the centerline of said common use driveway and along lands bow or formerly of said York Stone & Supply Company the following 2 courses and distances, namely: 1) by a curve to the left having a radius of 280.19 feet for a distance of 56.93 feet, the chord of which extends South 57 degrees 16 minutes 32 seconds East a distance of 56.83 feet; 2) South 63 degrees 5 minutes 45 seconds East a distance of 225.16 feet to a point an the westerly right of way line of U. S. Route 30 L.R. 1070 and the point of Beginning. Containing 5.681 acres and designated Parcel 2B on said plan.

BEING the same premises which York Stone & Supply. Company, a Pennsylvania corporation, by its deed dated December 15, 1982 and recorded in the Office of the Recorder of Deeds for York County, Pennsylvania in Deed Book 85-D, page 823, granted and conveyed unto TRU Realty Corporation, a Delaware corporation.

EXCEPTING THEREFROM from Tract No. 2 herein premises known as Lot No. 2E on Plan Book II, Page 579 and part of Parcel 2B on Plan Book DD, Page 530, which Toys “R” Us, Inc., as successor by merger to TRU Realty Corporation, by Deed dated October 10, 1988 and recorded in Record Book 100U, Page 1114, sold and conveyed to Robert D. Gersten, Joseph H. Swolsky and Joseph W. Deerin, Co-Partners t/a The Lanecor Group of Pennsylvania.

TRACT NO. 3

Together with the benefits, if any, of free ingress, egress and regress in and to the bed of adjoining U.S. Route 30 as recorded in Record Book 85-D, page 823.

TRACT NO. 4

Together with the benefits, if any, of the Easement Agreement as set forth in Record Book 85-D, page 828, shown on Plan Book GG, page 69, and First Amendment as recorded in Record Book 100-U, page 1100.

LEGAL DESCRIPTION

TRU #

PA-8311

CTIC-NY-CSU #

1209-04053

PARCEL A:

ALL THAT CERTAIN piece or parcel of ground, situate in the Township of Middletown, County of Bucks and Commonwealth of Pennsylvania bounded and described according to a Plan of “Toys “R” Us, Inc.” made by Huth Engineers, Inc., dated April 12, 1982, revised November 16, 1982, as follows, to wit:

BEGINNING at a point on the title line in the bed of Lincoln Highway (U.S. 1, L.R. 281, 125 feet wide) a corner of lands now or late of John W. Merriam; thence extending from said point of beginning South 89 degrees 51 minutes East along the title line in the bed of Lincoln Highway 375.01 feet to a point a corner of other lands now or late of John W. Merriam; thence extending South 00 degrees 10 minutes 03 seconds West crossing the Southerly side of Lincoln Highway 685.37 feet to a point in line of lands now or late of Neshaminy School District; thence extending North 89 degrees 49 minutes 57 seconds West along lands now or late of Neshaminy School District 375.00 feet to a point in line of lands now or late of John W. Merriam, aforesaid; thence extending North 00 degrees 10 minutes 03 seconds East along lands now or late of John W. Merriam and recrossing the Southerly side of Lincoln Highway 685.26 feet to the first mentioned point and place of beginning.

COUNTY PARCEL NO. 22-040-026-008.

BEING the same premises which John W. Merriam, by Deed dated April 21, 1983 and recorded April 25, 1983 in Montgomery County in Deed Book 2499 page 121 granted and conveyed unto Tru Realty Corporation, a Delaware Corporation, in fee.

PARCEL B:

Together with the benefits, if any, of the easement over portion of the property for highway purposes, within the legal right of way property line of Lincoln Highway as depicted on plan made by Huth Engineers, Inc., dated April 12, 1982, as described in Deed of Easement recorded in Deed Book 2024 page 455 and as shown by State Highway Plan filed in State Highway Plan Book 3 page 14.

PARCEL C:

Together with the benefits, if any, of the Agreement by and between John W. Merriam and TRU Realty Corporation, a Delaware Corporation dated March 15, 1983 and recorded April 25, 1983 in Deed Book 2499 page 110.

LEGAL DESCRIPTION

TRU #

PA-8312

CTIC-NY-CSU #

1209-04053

ALL THAT CERTAIN tract or parcel of land SITUATED in Middletown Township, Delaware County, Commonwealth of Pennsylvania, described according to a plan prepared by George E. Regester, Jr. & Sons, Inc., dated April 1, 1983, being Plan No. M-423-T and being Tract No. 1 on the said Plan and being more fully described as follows:

BEGINNING at a point set in the center line of a Public Road, known as Baltimore Pike, said road leading in an Easterly direction to Media and in a Westerly direction to Lima, said point of beginning marking a corner of this and a corner of lands of Med. Tex Associates; thence leaving said point of beginning and along lands of Med. Tex Associates the following 4 courses and distances to wit: (1) South 10 degrees 29 minutes 42 seconds East 43 feet to a point, (2) crossing the Southerly side of the said Baltimore Pike, by a curved line, curving to the right, having a radius of 175 feet and an arc length of 101.32 feet to a drill hole in a curb, (3) South 67 degrees 19 minutes 22 seconds East 69.91 feet to an iron pin set in a 20 foot wide drainage easement, (4) North 79 degrees 30 minutes 18 seconds East 45 feet to an iron pin marking a corner of this, being set in line of lands of Med. Tex Associates, aforementioned, and marking a corner of The Holiday Company; thence along lands of The Holiday Company South 10 degrees 29 minutes 42 seconds East 323.26 feet to an iron pin marking a corner of this tract or parcel of land and a corner of The Holiday Company and being in line of lands of Granite Run Tennis Club; thence along lands of Granite Run Tennis Club the following 2 courses and distances to wit: (1) South 79 degrees 30 minutes 18 seconds West 100 feet to an iron pin, (2) South 10 degrees 29 minutes 42 seconds East 95 feet to a point marking a corner of this tract or parcel of land and being set in line of lands of Granite Run Tennis Club and a corner of the Green Area on said Plan; thence along the Green Area and also along Tract No. 2 on said Plan, South 77 degrees 50 minutes 3 seconds West crossing a 50 foot wide right-of-way known as Granite Drive 428.02 feet to a point, marking a corner of this tract or parcel of land and a corner of Tract No. 2, and being set in line of lands of the development known as Riddlewood; thence along said development North 41 degrees 3 minutes 42 seconds West 389.71 feet to a stone marking a corner of this tract or parcel of land and a corner of said Riddlewood Development and a corner of the Provident National Bank; thence along lands of the Provident National Bank North 46 degrees 0 minutes 42 seconds West recrossing the aforementioned Southerly side of Baltimore Pike 216.06 feet to a point set in the center line of the Public Road known as Baltimore Pike, aforementioned; thence along the center line of the Public Road known as Baltimore Pike the following 3 courses and distances to wit: (1) North 67 degrees 34 minutes 0 seconds East 315.88 feet to a point, (2) by a curved line, curving to the right, having a radius of 1432.69 feet and an arc length of 298.52 feet to a point, (3) North 79 degrees 30 minutes 18 seconds East 171.13 feet to a point being the first mentioned point and place of beginning.

TOGETHER with the benefits, if any, of the Easement Agreement as set forth in Volume 80 Page 2061.

BEING NO. 1154 West Baltimore Pike.

Tax ID / Parcel No. 27-00-00075-04

Being the same premises which Toys “R” US Delaware, Inc., a Delaware Corporation by Deed dated 7/21/2005 and recorded 9/1/2005 in Delaware County in Volume 3585 Page 1577 conveyed unto MPO Properties, LLC, a Delaware limited liability company, in fee.

LEGAL DESCRIPTION

TRU #

PA-8323

CTIC-NY-CSU #

1209-04053

Parcel A:

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN LYCOMING COUNTY, PENNSYLVANIA, being more particularly described as follows:

All that certain tract or parcel of land situate in Muncy Township, Lycoming County and Commonwealth of Pennsylvania bounded and described according to a survey made by Mid-Penn Engineering Corp., consulting Engineers & Surveyors, dated June 1993 and last revised September 13, 1993 as follows, to-wit:

Beginning at the Northeast corner of Parcel Point-3;

1) Thence along the land now or formerly of Crown American, South thirty six degrees five minutes and eighteen seconds West (S 36º 05’ 18” W) a distance of three hundred thirteen and eighty-five hundredths (313.85) feet to a point;

2) Thence along the same sixty-one degrees fifty- four minutes and twenty-one seconds West (N 61º 54’ 21” W) a distance of two hundred seventy-five and forty-nine hundredths (275.49) feet to a point;

3) Thence along the same North sixty-five degrees fifty-four minutes and forty-two seconds West (N 65º 54’ 42” W) a distance of two hundred eighty-six and forty-nine hundredths (28649) feet to a point;

4) Thence along the same North twenty-four degrees seven minutes and twenty seconds East (N 24º 07’ 20” E) a distance of one hundred and seventy-nine and nineteen hundredths (179.19) feet to a point;

5) Thence along the same South sixty-two degrees fifty minutes and two seconds East (S 62º 50’ 02” E) a distance of twenty and thirty-seven hundredths (20.37) feet to a point;

6) Thence along the same North eighty five degrees fifty-five minutes and twenty-seven seconds East (N 85º 55’ 27” E) a distance of two hundred ninety-eight and fifty-one hundredths (298.51) feet to a point;

7) Thence along the same South sixty-five degrees fifty-four minutes and forty-two seconds East (S 65º 54’ 42” E) a distance of one hundred fifty-six and twenty-one hundredths (156.21) feet to a point;

8) Thence along the same South fifty-six degrees twenty-four minutes and forty-two seconds East (S 56º 24’ 42”E) a distance of one hundred eighty-nine and thirty-three hundredths (189.33) feet to the place of beginning.

Being shown as Parcel Point-3 on the above mentioned survey.

Parcel ID# 41+,352.0-0111.12-000+

Also together with all rights as granted in the Declaration of Reciprocal Easements dated as of August 17, 1993 by Crown American Corporation recorded August 19,1993 in Record Book 2108 at Page 79.

Also together with all rights as granted in the undeveloped Land Agreement including without limitation, thereof, dated as of August 17, 1993 by and among Crown American Realty Trust, Crown American Financing Partnership and Crown American Corporation recorded August 19, 1993 in Record Book 2108 at Page 129.

Also together with the rights granted under Utility Service Agreement dated as of August 8, 1994 between Crown Lycoming Service Associates and Toys “R” Us—Penn, Inc. for which a Memorandum of Utility Service Agreement is recorded August 8, 1994 in Record Book 2299 at Page 290.

Also together with the rights granted under the Sign Agreement dated as of August 8, 1994 between Crown Investments Trust, Crown American Financing Partnership and Toys “R” Us-Penn, Inc., recorded August 8, 1994 in Record Book 229 at page 211.

BEING THE SAME PROPERTY which Crown Investments Trust, a Delaware Business Trust by deed dated August 5, 1994 and recorded August 8, 1994, in and for the Office of the Recorder of Deed for Lycoming County, Corporation, in Fee.

Parcel B:

Together with the benefits of Reciprocal Easement Agreement and Declaration of Restrictions dated as of August 8, 1994 between Crown Investments Trust, Crown American Financing Partnership and Toys “R” Us-Penn, Inc. recorded August 8, 1994 in Record Book 2299 at Page 116. As affected by Consent and Acknowledgment by Mellon Bank recorded August 8, 1994 in Record Book 2299 at Page 203. As further affected by Acknowledgment by Toys “R” Us-Penn, Inc. recorded September 21, 1994 in Record Book 2320 at Page 47.

LEGAL DESCRIPTION

TRU #

PA-8329

CTIC-NY-CSU #

1209-04053

PARCEL A

ALL THAT CERTAIN tract or parcel of land and premises situated in the City of Philadelphia, County of Philadelphia, Commonwealth of Pennsylvania and being shown a plan entitled “Parcel Transfer Plan” of Parcel C-22/23, prepared by Pennoni Associates, Inc., dated June 8, 1990, and being more particularly described as follows:

BEGINNING at a point on the easterlymost house line of Byberry Road (variable width) the following three (3) courses and distances from a point being the intersection of the easterlymost right of way line of Woodhaven Road (State Hwy 0063) (variable width) and the northerlymost houseline of Byberry Road:

(a)	Along said houseline, S 46°36’34” E, a distance of 456.54 feet to a point;

(b)	Along the same, S 79°40’00” E, a distance of 431.30 feet to a point;

(c)	Along the same, S 10°20’00” W, a distance of 71.47 feet to the aforementioned point of BEGINNING;

THENCE (1) Leaving said houseline along the westerly street line of Franklin Mills Circle (Private Road) on a curve to the right having a radius of 24.00 feet, an arc length of 14.95 feet, and a chord which bears S 79°30’02” W, to a point of compound curvature;

THENCE (2) Along the same, on a curve to the right having a radius of 173.42 feet, an arc length of 151.87 feet to a point;

THENCE (3) Along the same S 32°28’43” E, a distance of 205.49 feet to a point of curvature;

THENCE (4) Along the same, on a curve to the left having a radius of 336.86 feet, an arc length of 210.84 feet to a point;

THENCE (5) Leaving said line S 31°25’00” W, a distance of 420.86 feet to a point;

THENCE (6) Along a line parallel to the easterly line of Byberry Road (33’ wide), N 42°19’14” W, a distance of 142.06 feet to a point at the southeasterly terminus of Byberry Road (54’ wide);

THENCE (7) Along the easterly houseline of Byberry Road, N 42°19’14” W, a distance of 137.75 feet to a point of curvature;

THENCE (8) Along the same, on a curve to the right having a radius of 246.00 feet, an arc length of 226.07 feet to a point;

THENCE (9) Along the same N 10°20’00” E, a distance of 329.59 feet to the first mentioned point of BEGINNING.

CONTAINING 189,585 Square Feet of Land More or Less Philadelphia District Standard)

CONTAINING 190,556 Square Feet of Land More or Less (U.S. Standard)

PARCEL B

Together with the benefits, if any, of the Master Declaration and Agreement of Easements, Covenants, Conditions and Restrictions between Liberty Mills Limited Partnership and Liberty Mills Residual Limited Partnership dated 6/28/1988 recorded 6/30/1988 in Deed Book FHS 1111 page 508.

PARCEL C

Together with the benefits, if any, of Easement Agreement between Philadelphia Home & Design Centre Joint Venture, Liberty Mills Limited Partnership and Carrefour (U.S.A.) Properties, Inc. dated 12/31/1987 and recorded in Deed Book FHS 1159 page 268.

PARCEL D

Together with the benefits, if any, of the Declaration of Restrictions between Liberty Mills Limited Partnership and PMI Associates dated 8/15/1988 and recorded in Deed Book FHS 1155 page 206.

PARCEL E

Together with the benefits, if any, of the Construction, Operation and Reciprocal Easement Agreement between Liberty Mills Residual Limited Partnership and. Philadelphia Home and Design Joint Venture dated 6/22/1987 and recorded in Deed Book FHS 817 page 291.

PARCEL F

Together with the benefits, if any, of the Declaration of Restrictions between Liberty Mills Residual Limited Partnership and Knights Realty, Corp. dated 6/29/1988 and recorded in Deed Book FHS 1111 page 596

PARCEL G

Together with the benefits, if any, of the Easement Agreement by and among Franklin Mills Associates Limited Partnership, Franklin Mills Residual Limited Partnership and Marriott Family Restaurants dated 3/16/1989 and recorded in Deed Book FHS 1351 page 293.

PARCEL H

Together with the benefits, if any, of the Declaration of Covenants and Restrictions as in Deed Book FHS 691 page 416, as amended by Amendment to Declaration of Covenants and Restrictions as in Deed Book FHS 876 page 357, as further amended by Amendment to Declaration of Covenants and Restrictions as in Deed Book FHS 1133 page 214, as further amended by Second Amendment to Declaration of Covenants and Restrictions as in Deed Book FHS 1448 page 396.

LEGAL DESCRIPTION

TRU #

PA-8366

CTIC-NY-CSU #

1209-04053

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN BERKS COUNTY, PENNSYLVANIA being more particularly described as follows:

PARCEL NO. 1:

ALL THAT CERTAIN tract of land Situate between Woodland Road and Berkshire Boulevard, Borough of Wyomissing, Berks County, Pennsylvania being Lot No. 1-C as shown on the “Land Title Survey for Woodmill Commons” as prepared by DeMuro Associates, Inc., Allentown, PA and revised through November 25, 1996.

BEGINNING at a point being the common Southerly corner of Lots Nos. 1-C and 1-D as shown on the “Land Title Survey for Woodmill Commons”, said beginning point the following 2 courses from the terminus of a small curve that connects the new Southwesterly sideline of Paper Mill Road with the new Northwesterly sideline of Woodland Road (set 40 feet off centerline): (A) along the new sideline of Woodland Road, South 39 degrees 1 minute 0 seconds West, 81.53 feet to a point; thence (B) leaving Woodland Road, North 51 degrees 1 minute 10 seconds West, 403.15 feet to the place of beginning and running: (1) South 38 degrees 58 minutes 50 seconds West, a distance of 47.61 feet to a point and corner; thence (2) South 51 degrees 1 minute 10 seconds East, a distance of 1.95 feet to a point and corner; thence (3) South 38 degrees 58 minutes 50 seconds West, a distance of 10 feet to a point and corner; thence (4) on a curve to the right, having a radius of 122.41 feet, a delta of 44 degrees 20 minutes 16 seconds, an arc length of 94.73 feet to a point and corner, thence (5) South 38 degrees 58 minutes 50 seconds West, a distance of 10 feet to a point and corner; thence (6) North 51 degrees 1 minute 10 seconds West, a distance of 1.95 feet to a point and corner; thence (7) South 38 degrees 58 minutes 50 seconds West, a distance of 42.01 feet to a point and corner; thence (8) North 51 degrees 1 minute 10 seconds West, a distance of 212.67 feet to a point and corner; thence (9) North 38 degrees 58 minutes 50 seconds East, a distance of 17.64 feet to a point and corner; thence (10) North 51 degrees 1 minute 10 seconds West, a distance of 27 feet to a point and corner; thence (11) North 38 degrees 58 minutes 50 seconds East, a distance of 127.05 feet to a point and corner; thence (12) South 51 degrees 1 minute 10 seconds East, a distance of 27 feet to a point and corner; thence (13) North 38 degrees 58 minutes 50 seconds East, a distance of 57.31 feet to a point and corner; thence (14) South 51 degrees 1 minute 10 seconds East, a distance of 212.67 feet to the place and point of beginning.

BEING Lot 1-C.

BEING Pin No. 4397-15-53-7726 and Account No. 96-134732.

BEING the same premises which KMART CORPORATION, A ‘MICHIGAN CORPORATION, by Indenture bearing date December 11, 1996 and recorded December 12, 1996 in the Office of the Recorder of Deeds, in and for the County of BERKS in Record Book 2790 page 1416 etc., granted and conveyed unto TOYS “R” US-PENN., INC., A PENNSYLVANIA CORPORATION. in fee.

PARCEL NO. 2:

ALL THAT CERTAIN tract of land Situate between Woodland Road and Berkshire Boulevard, Borough of Wyomissing, Berks County, Pennsylvania, being Lot No. 1-D as shown on the “Land Title Survey for Woodmill Commons” as prepared by DeMuro Associates, Inc., Allentown, PA and revised through November 25, 1996.

BEGINNING at a point being the common Southerly corner of Lots Nos. 1-C and 1-D as shown on the “Land Title Survey for Woodmill Commons”, said beginning point the following 2 courses from the terminus of a small curve (25 feet radius) that connects the new Southwesterly sideline of Paper Mill Road with the new Northwesterly sideline of Woodland Road (set 40 feet off centerline): (A) along the new sideline of Woodland Road, South 39 degrees 1 minute 0 seconds West, 81.53 feet to a point; thence (B) leaving Woodland Road, north 51 degrees 1 minute 10 seconds West, 403.15 feet to the place of beginning and running: (1) North 51 degrees 1 minute 10 seconds West, a distance of 171 feet to a point and corner; thence (2) North 38 degrees 58 minutes 50 seconds East, a distance of 46 feet to a point and corner; thence (3) South 83 degrees 58 minutes 50 seconds West, a distance of 60 feet to a point and corner; thence (4) North 6 degrees 1 minute 10 seconds West, a distance of 18.38 feet to a point and corner; thence (5) North 83 degrees 58 minutes 50 seconds East, a distance of 60 feet to a point and corner; thence (6) North 38 degrees 58 minutes 50 seconds East, a distance of 23 feet to a point and corner; thence (7) North 83 degrees 58 minutes 50 seconds East, a distance of 18.38 feet to a point and corner; thence (8) South 51 degrees 1 minute 10 seconds East, a distance of 171 feet to a point and corner; thence (9) South 38 degrees 58 minutes 50 seconds West, a distance of 95 feet to the place and point of beginning.

BEING Lot 1-D.

BEING Pin No. 4397-15-53-8847 and Account No. 96-134733.

BEING the same premises which KMART CORPORATION, A MICHIGAN CORPORATION, by Indenture bearing date December 11, 1996 and recorded December 11, 1996 in the Office of the Recorder of Deeds, in and for the County of BERKS in Record Book 2709 page 1422 etc., granted and conveyed unto TOYS “R” US-PENN., INC., A PENNSYLVANIA CORPORATION, in fee.

PARCEL NO. 3:

Together with the benefits if any of the Declaration of Covenants, Easements and Restrictions (deleting therefrom any restrictions indicating any preference limitation discrimination based on race, color, sex, handicap, familial status or national origin) as in Record Book 2790 Page 1434.

PARCEL NO. 4:

Together with the benefits if any of the Easement Area Declaration as set forth in Record book 3075 Page 1149.

LEGAL DESCRIPTION

TRU #

PA-8370

CTIC-NY-CSU #

1209-04053

PARCEL A

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN CAMBRIA COUNTY, PENNSYLVANIA, being more particularly described as follows.

All that certain tract or parcel of land situate, lying and being in the Township of Richland, County of Cambria and Commonwealth of Pennsylvania, bounded and described as follows.

Beginning at a drill hole on the Northerly line of Ring Road, said point being the common corner of Lot Nos. B-2 and B-3 as shown on the Subdivision Plan of Parcel B-1 by Johnstown Zamias Limited Partnership, said plan being recorded in Plat Book 7, page 367; thence along the common boundary of Lot Nos. B-2 and B-3 by the following courses and distances: North 31 degrees 14’ 57” East, 570.66 feet to a drill hole; South 58 degrees, 45’ 03” East, 19.85 feet to a pk nail; North 31 degrees 14’ 57” East, 298.83 feet to an iron pin in concrete; South 58 degrees 45’ 03” East, 60.00 feet to a pk nail; North 31 degrees, 14’ 57” East, 94.90 feet to an iron pin in concrete on line of land of Berwind Corporation; thence along land of Berwind Corporation South 59 degrees 31’ 58” East, 50.00 feet to an iron pin in concrete; South 29 degrees 31’ 36” West, 153.92 feet to an iron pin; South 57 degrees 44’ 57” West, 318.37 feet to a pk nail; South 31 degrees 14’ 57” West, 499.32 feet to a drill hole on the Northerly line of Ring Road; thence along the Northerly line of Ring Road, North 58 degrees 45’ 04” West, 81.12 feet to a drill hole; thence continuing along said Northerly line by a curve to the left having a radius of 309.06 feet, a chord which bears North 63 18’ 44” West, 49.24 feet, an arc length of 49.29 feet, to the place of beginning.

Being known and numbered as Parcel B3-A1 as shown on the Subdivision Plan of Parcel B3-A by Johnstown Zamias Limited Partnership, dated January 23, 1995, and recorded March 15, 1995, in Plat Book Volume 7, page 516.

Being the same premises conveyed to Toys “R” US – Penn., Inc., a Delaware corporation, by deed dated March 29, 1995 and recorded June 23, 1995 in Deed Book Volume 1362, page 613.

Being further identified by Cambria County Tax Map No. 50-004.-188,000.

PARCEL B

Together with the benefits of the Amended and Restated Declaration of Easements of Johnstown Zamias Limited Partnership, dated August 17, 1992 and recorded on August 21, 1992 in Deed Book Volume 1270, page 303 and as shown on survey prepared by Hinks & Locher Engineers, Inc., for Toys “R” US Parcel B-3A, dated June 15, 1995.

PARCEL C

Together with the benefits of the Reciprocal Easement and Operation Agreement between Johnstown Zamias Limited Partnership and Wal-Mart Stores, Inc., dated August 20, 1992 and recorded on August 24, 1992 in Deed Book Volume 1270, page 359.

PARCEL D

Together with the benefits of the Amended and Restated Reciprocal Easement and Operation Agreement between Johnstown Zamias Limited partnership and Wal-Mart Stores, Inc., dated December 29, 1992 and recorded on April 15, 1993 in Deed Book Volume 1279, page 952.

PARCEL E

Together with the benefits if any of the terms and conditions of Construction, Operation and Reciprocal Easement Agreement among Johnstown Zamias Limited Partnership; Sears, Roebuck and Company; Boscov’s Department Store, Inc., and Pax Mall Realty Company, dated November 13, 1990 and recorded on June 18, 1991 in Deed Book Volume 1252, page 688, as amended by Amended and Restated First Amendment to Construction, Operation and Reciprocal Easement Agreement between Johnstown Zamias Limited Partnership and Sears, Roebuck and Company, and Boscov’s Department Store, Inc. and Pax Mall Realty Company, and the Bon-Ton Stores, dated May 31, 1991 and recorded on December 3, 1991 in Deed Book Volume 1260, page 13.

LEGAL DESCRIPTION

TRU #

PA-9209

CTIC-NY-CSU #

1209-04053

MILLCREEK TOWNSHIP, ERIE COUNTY, PENNSYLVANIA

PARCEL A

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN ERIE COUNTY, PENNSYLVANIA, being more particularly described as follows:

BEING DESIGNATED as Erie County Tax ID No. (33) 167-667-46

BEING a portion of the same premises conveyed to Toys “R” Us-Penn., Inc., a Pennsylvania corporation, by deed dated December 23, 1986 and recorded in Deed Book Volume 1662, Page 559.

All that certain piece or parcel of land situated in the Township of Millcreek, County of Erie, State of Pennsylvania, being part of Tract 347 and being more particularly described as follows, to wit:

BEGINNING at the southwesterly corner of the piece at an iron survey point in the northerly line of Edinboro Road – Penna. Route 99 (variable width) at its intersection with the easterly line of lands of Harry J. Nelson as per record in Erie County Deed Book 441, Page 286, said northerly line of Edinboro Road being located 50 feet, as measured at right angles, north of the center line of said Edinboro Road;

THENCE North 0 Degrees, 21 Minutes, 20 Seconds East, along the easterly line of lands of said Nelson and along the easterly line of lands of the Millcreek Mall Corporation, passing over a concrete monument at the northeasterly corner of lands of said Nelson at a distance of 230.66 feet, a total distance of 545.18 feet to an iron survey point in the southerly line of other lands of the Millcreek Mall Corporation;

THENCE South 88 Degrees, 36 Minutes East, along the southerly line of lands of said Millcreek Mall Corporation, a distance of 456.22 feet to a concrete monument;

THENCE South 89 Degrees, 14 Minutes East, continuing along the southerly line of lands of said Millcreek Mall Corporation, a distance of 99.59 feet to a concrete monument;

THENCE North 89 degrees, 07 Minutes, 10 Seconds East, continuing along the southerly line of lands of said Millcreek Mall Corporation, passing over iron survey points at distances of 32.34 feet and 399.56 feet, a total distance of 462.25 feet to an iron survey point in the westerly line of Peach Street-U.S. Route 19 (variable width);

THENCE South 19 Degrees, 19 Minutes West, along the westerly line of Peach Street, a distance of 152.54 feet to an iron point;

THENCE South 35 Degrees, 25 Minutes, 08 Seconds West, continuing along the westerly line of said Peach Street, a distance of 86.27 feet to an iron survey point in the northerly line of said Edinboro Road (variable width);

THENCE South 72 Degrees, 24 Minutes, 02 Seconds West, along the northerly line of said Edinboro Road, a distance of 102.77 feet to an iron survey point;

THENCE in a southwesterly direction, continuing along the northerly line of said Edinboro Road and along a curve to the left, having a radius of 1,235.92 feet and an arc distance of 336.50 feet to an iron survey point;

THENCE North 14 Degrees, 54 Minutes, 37 Seconds West, continuing along the northerly line of said Edinboro Road, a distance of 20 feet to an iron survey point;

THENCE in a southwesterly direction, continuing along the northerly line of said Edinboro Road and along a curve to the left, having a radius of 1,255.92 feet and an arc distance 169.53 to an iron survey point;

THENCE generally, in a southwesterly direction, the following five course and distances continuing along the northerly line of said Edinboro Road:

South 67 Degrees, 21 Minutes, 20 Seconds West, 45.31 feet to an iron survey point;

South 22 Degrees, 38 Minutes, 40 Seconds East, 30 feet to an iron survey point;

South 67 Degrees, 21 Minutes, 20 Seconds West, 100 feet to an iron survey point;

South 22 Degrees, 38 Minutes, 40 Seconds East, 30 feet to an iron survey point;

South 67 Degrees, 21 Minutes, 20 Seconds West, 259.14 feet to a point and the place of beginning.

Containing 7.512 acres of land, therein, net measure.

Excepting and reserving therefrom:

All that certain piece or parcel of land, situate in Tract 347, Millcreek Township, Erie County, Pennsylvania, being Lot A as shown on map entitled “Plot of Survey for Part of the Land of Toys ‘R’ Us-Penn, Inc.”, by Henry T. Welka & Associates, dated January 28, 2000 and to be recorded in the Office of the Erie Recorder of Deeds and being more particularly bounded and described as follows, to-wit:

Beginning at the southeasterly corner of the piece herein described, at a Point in the northerly right-of-way line of State Road 99 (Edinboro Road), a variable width right-of-way, said point being N. 22°38’20” W., a distance of 80.00 feet from the centerline of State Route 99 at Station 90+00, said Station being designated on Commonwealth of Pennsylvania Department of Transportation Highway Maps, recorded in right-of-way Book 13, page 1;

thence S. 67°21’40” W., along the northerly right-of-way of State Route 99, 50.00 feet to a point;

thence N. 22°38’20” W., along the residue of the lands of Toys “R” Us-Penn., Inc., (Deed Book 1662, page 559), 52.79 feet to a point;

thence S. 61°58’27” W., continuing along the residue of the lands of Toys “R” Us-Penn., Inc., 5.47 feet to a point of curvature;

thence continuing along the residue of the lands of Toys “R” Us-Penn., Inc. in a southwesterly direction, along a curve to the right, having a radius of 15.00 feet, an arc distance of 7.72 feet to a point of tangency;

thence N. 88°31’51” W., continuing along the residue of the lands of Toys “R” Us-Penn., Inc., 10.37 feet to a point;

thence S. 01°28’09” W. continuing along the residue of the lands of Toys “R” Us-Penn., Inc., 15.00 feet to a point;

thence N. 88°31’51” W., continuing along the residue of the lands of Toys “R” Us-Penn., Inc., 65.08 feet to a point on the face of the easterly wall of the existing “Kids ‘R’ Us” building;

thence N. 01°24’42” E., along said wall face, and continuing along the residue of the lands of Toys “R” Us-Penn., Inc., in all 120.18 feet to a point;

thence S. 88°21’54” E.,, continuing along the residue of the lands of Toys “R” Us-Penn., Inc. 143.62 feet to a point of curvature;

thence continuing along the residue of the lands of Toys “R” Us-Penn., Inc., in a southeasterly direction, along a curve to the right, having a radius of 6.00 feet, an arc distance of 9.40 feet to a point of tangency’

thence S. 01°23’47” W., continuing along the residue of the lands of Toys “R” Us-Penn., Inc., 50.31 feet to a point of curvature;

thence continuing along the residue of the lands of Toys “R” Us-Penn., Inc., in a southwesterly direction, along a curve to the right, having a radius of 15.00 feet, and arc distance of 15.86 feet to a point of tangency;

thence S. 61°58”27 W., continuing along the residue of the lands of Toys “R” Us-Penn., Inc., 12.20 feet to a point;

thence S. 22°38’20” E., continuing along the residue of the lands of Toys “R” Us-Penn., Inc. passing over an angle point in the northerly right-of-way line of State Route 99, and also along said northerly right-of-way line, in all 57.71 feet to the Point of Beginning.

Being a portion of the same premises conveyed Toys “R” Us-Penn., Inc. by deed dated December 23, 1986, and recorded December 24, 1986 in Deed Book 1662, Page 559.

Being known and designated as part of Erie County Tax Parcel No. (33) 167-667-46.

Containing 18,020 square feet (0.414 acre) of land, more or less.

And further excepting and reserving therefrom:

All that certain piece or parcel of land, situate in Tract 347, Millcreek Township, Erie County, Pennsylvania, being Lot ‘B’ as shown on map entitled “Plot of Survey for Part of the Land of Toys ‘R’ Us-Penn, Inc.”, by Henry T. Welka & Associates, dated January 15, 2004 and recorded as Erie County Map Number 2005-60, and being more particularly bounded and described as follows, to-wit:

Beginning at the southeasterly corner of the piece herein described, at a Point in the northerly right-of-way line of State Road 99 (Edinboro Road), a variable width Right-of-Way, said point being N. 22°38’20” W., a distance of 80 feet from the centerline of State Route 99 at Station 89+50, said Station being designated on Commonwealth of Pennsylvania Department of Transportation Highway Maps, recorded in Right-of-Way Book 13, page 1;

thence S. 67°21’40” W., along the northerly right-of-way of Edinboro Road, 50.00 feet to a point;

thence S. 22°38’18” E., continuing along the northerly right-of-way of Edinboro Road, 30.00 feet to a point;

thence S. 67°21’40” W., continuing along the northerly right-of-way of Edinboro Road, 213.51 feet to a point;

thence N. 01°31’16” E., along a line common to the residue of the lands of Toys “R” Us – Penn, Inc., 72.09 feet to a point;

thence S. 88°44’04” E., continuing along a line common to the residue of the lands of Toys “R” Us – Penn, Inc., 20.00 feet to a point;

thence N. 01°31’16” E., continuing along a line common to the residue of the lands of Toys “R” Us – Penn, Inc., 401.08 feet to a point;

thence S. 88°29’13” E., continuing along a line common to the residue of the lands of Toys “R” Us – Penn, Inc., 224.31 feet to a point;

thence S. 02°16’02” W., continuing along a line common to the residue of the lands of Toys “R” Us – Penn, Inc., 10.60 feet to a point;

thence N. 88°36’46” W., continuing along a line common to the residue of the lands of Toys “R” Us – Penn, Inc., 48.74 feet to a point;

thence S. 01°30’27” W., continuing along a line common to the residue of the lands of Toys “R” Us – Penn, Inc., 178.89 feet to a point;

thence N. 88°21’54” W., continuing along a line common to the residue of the lands of Toys “R” Us – Penn, Inc., 76.74 feet to a point;

thence S. 01°24’41” W., continuing along a line common to the residue of the lands of Toys “R” Us – Penn, Inc. and along Lot A as shown on Erie County Map No. 2000-152, a distance of 120.16 feet to a point;

thence S. 88°31’51” E., along a line common to said Lot A, 65.08 feet to a point;

thence N. 01°28’09” E., continuing along a line common to said Lot A, 15.00 feet to a point;

thence S. 88°31’51” E., continuing along a line common to said Lot A, 10.37 feet to a point of curvature;

thence continuing along a line common to Lot A, along a curve to the left, having a radius of 15.00 feet, an arc length of 7.72 feet, a chord bearing of N. 76°43’18” E., and a chord length of 7.64 feet to a point of tangency;

thence N. 61°58’27” E., continuing along a line common to said Lot A, 5.47 feet to an iron survey point;

thence S. 22°38’21” E., continuing along a line common to said Lot A, 52.97 feet to the Point of Beginning.

Containing 1.571 acres of land.

(a)	PARCEL B

Together with the benefits, if any, of the Declaration of Easement Land Development with No Public Facilities between Toys “R” Us-Penn., Inc. and Erie Pet Investors, L.P., dated May 15, 2000, and recorded May 24, 2000, in Record Book 705, page 708.

(b)	PARCEL C

Together with the benefits, if any, of the Reciprocal Easement Agreement and Restrictive Covenant Agreement between Toys “R” Us-Penn., Inc. and Erie Pet Investors, L.P., dated May 15, 2000, and recorded May 24, 2000, in Record Book 705, page 660.

(c)	PARCEL D

Together with the benefits, if any, of the Easement Agreement by and among Toys “R” Us-Penn., Inc., Millcreek Plaza Company Limited Partnership, and Millcreek Mall Corp., dated July 28, 1987 and recorded August 19, 1987 in Record Book 24, page 666.

LEGAL DESCRIPTION

TRU #

PA-9213

CTIC-NY-CSU #

1209-04053

Parcel A:

All that certain piece of ground situate in the Municipality of Monroeville (formerly Borough of Monroeville), County of Allegheny and Commonwealth of Pennsylvania, being designated as Parcel 2 on the Plan of Subdivision for Bob Evans Farms, Inc., recorded in the Department of Real Estate of Allegheny County, Pennsylvania, in Plan Book Volume 144, pages 40 and 41.

Being designated as Block 638-R, Lot 75 in the Deed Registry Office of Allegheny County, Pennsylvania.

Parcel B:

Together with the benefits of the Reciprocal Easement Agreement between Bob Evans Farms, Inc. and Toys “R” Us - Penn, Inc., dated March 16, 1987 and recorded in Deed Book Volume 7512, page 415.

Parcel C:

Together with the benefits, if any, of the matters shown on the Plan of Subdivision for Bob Evans Farms, Inc., recorded in Plan Book Volume 144, pages 40 and 41.

LEGAL DESCRIPTION

TRU #

PA-9215

CTIC-NY-CSU #

1209-04053

All that certain lot or parcel of land located in the Township of Ross, County of Allegheny and Commonwealth of Pennsylvania, being designated as Lot 301 on the Ross Park Mall Plan Revision No. 3 as recorded in the Department of Real Estate of Allegheny County, Pennsylvania, in Plan Book Volume 143, pages 45 and 46, more particularly bounded and described as follows:

Beginning at a point on the Easterly right of way line of Old McKnight Road, 60.00 feet wide, at the line dividing Lot No. 301 in the Ross Park Mall Plan Revision No. 3 as recorded in the Office of the Department of Real Estate of Allegheny County, Pennsylvania, in Plan Book Volume 143, pages 45 and 46, and Lot No. 401-A in the Ross Park Mall Plan Revision No. 7 as recorded in the Department of Real Estate of Allegheny County, Pennsylvania, in Plan Book Volume 203, pages 143 through 144; thence from said point of beginning by the line dividing Lot No. 301 in said Ross Park Mall Plan Revision No. 3 and Lot No. 401-A in said Ross Park Mall Plan Revision No. 7, North 66° 20’ 30” East a distance of 199.91 feet to a point; thence continuing by same North 77° 16’ 00” East a distance of 439.92 feet to a point on the Westerly right of way line of Cheryl Drive, 50.00 feet wide; thence by the Westerly right of way line of Cheryl Drive the following three (3) courses and distances: (1) South 28° 07’ 21” West a distance of 402.50 feet; (2) South 30° 24’ 47” West a distance of 250.20 feet to a point of curvature; (3) in a Southwesterly direction by a curve bearing to the right having a radius of 240.00 feet through an arc distance of 106.32 feet to a point on the line dividing Lot No. 301 and Lot No. 302 in said Ross Park Mall Plan Revision No. 3; thence by the line dividing Lot No. 301 and Lot No. 302 in said Ross Park Mall Plan Revision No. 3 the following three (3) courses and distances: (1) North 49° 37’ 38” West a distance of 165.00 feet; (2) South 53° 39’ 13” West a distance of 90.00 feet; (3) South 23° 17’ 36” West a distance of 90.00 feet to a point on the Northerly right of way line of said Cheryl Drive; thence by the Northerly right of way line of said Cheryl Drive in a Westerly direction by a curve bearing to the right having a radius of 240.00 feet through an arc distance of 52.00 feet to a point of compound curvature; thence continuing by same in a Northwesterly direction by a curve bearing to the right having a radius of 35.00 feet through an arc distance of 42.22 feet to a point of tangency on the Easterly right of way line of said Old McKnight Road; thence by the Easterly right of way line of said Old McKnight Road, North 13° 49’ 00” East a distance of 261.35 feet to a point of curvature; thence continuing by same in a Northerly direction by a curve bearing to the left having a radius of 430.00 feet through an arc distance of 188.37 feet to a point on the line dividing Lot No. 301 in said Ross Park Mall Plan Revision No. 3 and Lot No. 401-A in said Ross Park Mall Plan Revision No. 7, at the point of beginning.

Together with all rights established in the Covenants, Conditions and Restrictions Agreement, Toys ‘R Us Outlot, Ross Park Mall, Pittsburgh, Pennsylvania, by and between Penn Ross Joint Venture (as Seller) and Stowsan Limited Partnership, Susan Sandelman as Successor Trustee of the Diajeff Trust, and Susan Sandelman as Trustee of the Alisan Trust (collectively, as Purchaser), dated November 12, 2002, but made effective as of November 14, 2002, and recorded on December 13, 2002 in Deed Book Volume 11527, page 131.

LEGAL DESCRIPTION

TRU #

PA-9218

CTIC-NY-CSU #

1209-04053

PARCEL A:

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN BEAVER County, Pennsylvania, being more particularly described as follows:

All that certain parcel of land situate in the Township of Center, County of Beaver and Commonwealth of Pennsylvania being bounded and described as follows:

Beginning at an iron pin on the Northerly line of PA S.R. 0018, being L.R. 115, Section 11-A right of way and the Westerly line of James A. Tate and William J. Tate; thence along the Northerly line of S.R. 0018 the following three courses and distances: (1) South 81° 01’ 40” West, 185.00 feet to a P.K. nail; (2) South 08° 58’ 20” East, 40.00 feet to a P.K. nail; and (3) South 81° 01’ 40” West, 197.30 feet to an iron pin; thence along the center line of Old Route 18, North 59° 41’00” West, 41.92 feet to a point; thence South 22° 30’ 59” West, 31.13 feet to the Northerly line of S.R. 0018; thence along the Northerly line of S.R. 0018, South 81° 01’40” West, 127.74 feet to the Easterly line of Valley View Drive; thence along the Easterly line of Valley View Drive, North 08° 58’20” West, 236.46 feet to an iron pin; thence continuing along the Easterly line of Valley View Drive by a curve to the right, having a radius of 160.95 feet, a distance of 176.89 feet to an iron pin; thence continuing along the Southerly line of Valley View Drive, North 53° 59’45” East, 571.47 feet to the Westerly line of Fairview Drive; thence along the Westerly line of Fairview Drive, South 32° 28’0011 East, 101.59 feet to a point; thence along lands of Center Township Water Authority, South 57° 32’ 00” West, 100.00 feet to a point; thence continuing along lands of Center Township Water Authority, South 59° 39’00” West, 40.00 feet to an iron pin; thence continuing along lands of Center Township Water Authority, South 32° 28’ 00” East, 100.00 feet to an iron pin; thence continuing along lands of Center Township Water Authority, North 59° 39’00” East, 40.00 feet to an iron pin; thence continuing along lands of Center Township Water Authority, South 32° 28’ 00” East, 233.60 feet to an iron pin on lands of James A. Tate and William J. Tate; thence along lands of James A. Tate and William J. Tate, South 54° 37’30” West, 171.45 feet to an iron pin; thence continuing along lands of James A. Tate and William J. Tate, South 30° 44’ 30” East, 90.82 feet to the point of beginning.

Being the same premises conveyed to Toys “R” Us – Penn. Inc. based upon the following deeds:

a. Deed from EPC Properties Company, a corporation, to Toys “R” Us – Penn. Inc., a Pennsylvania corporation, dated September 24, 1987 and recorded in the Recorder’s Office of Beaver County, Pennsylvania on October 2, 1987 in the amount of $515,000.00.

b. Deed from Francis W. Sullivan and Rosemary C. Sullivan, Executors of the Estate of William F. Sullivan, deceased, and Irving Cypen, Administrator ad litem of the Estate of William F. Sullivan, to Toys “R” Us – Penn. Inc., a Pennsylvania corporation, dated September 23, 1987 and recorded in the Recorder’s Office of Beaver County, Pennsylvania on October 2, 1987 in the amount of $45,000.00.

c. Deed from George F. Kolson, Jr., Joann T. Kolson, his wife, to Toys “R” Us – Penn. Inc., a Pennsylvania corporation, dated September 29, 1987 and recorded in the Recorder’s Office of Beaver County, Pennsylvania, on October 2, 1987 in the amount of $45,000.00.

PARCEL B:

Easement Agreement from Francis W. Sullivan and Rosemary C. Sullivan, Executors of the Estate of William F. Sullivan, deceased, and Irving Cypen, Administrator ad litem of the Estate of William F. Sullivan, The Township at Center and State of California Public Employees’ Retirement System to Toys “R” Us – Penn. Inc., a Pennsylvania corporation, dated July 23, 1987 and recorded in the Recorder’s Office of Beaver County, Pennsylvania on October 2, 1987, Deed Book Volume 1317 Page 719.

PARCEL C:

Together with the benefits, if any, of the easements and restrictions recited in Deed Book 1195, page 233.

PARCEL D:

Together with the benefits, if any, of the Blanket Assignment and Assumption of Leases and Reciprocal Easement Agreement between the Beaver Valley Mall, Inc. and the State of California Public Employees Retirement System, dated March 20, 1985 and recorded March 21, 1985 in Deed Book Volume 1238, page 613.

LEGAL DESCRIPTION

TRU #

PA-9234

CTIC-NY-CSU #

1209-04053

ALL THAT CERTAIN LEASEHOLD PARCEL BEING A PORTION OF A TRACT OR PARCEL OF LAND AND ALL BUILDINGS THEREON LYING OR BEING IN BUTLER COUNTY, PENNSYLVANIA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL A

ALL THAT CERTAIN parcel of land situate in Cranberry Township, Butler County, Pennsylvania, being Lot 2-2D Second Revision in the Cranberry Square/Wal-Mart Revision No. 1 Plan of Subdivision as recorded in Plan Book Volume 273, pages 28 to 29, described as follows:

BEGINNING at the Northeast corner of the parcel herein described common with the Southerly right of way line of Cranberry Square Drive (T-970) and the Northwest corner of lands now or formerly of Scott Rodgers recorded in Deed Book Volume 2596, page 444; thence along the Westerly line of said lands of Scott Rodgers South 03° 00’ 00” West, 215.82 feet to the Northwest corner of lands of JBCO I Mgt. LLC; thence along the Westerly line of said JBCO I Mgt. LLC South 26° 29’ 02” East, 277.84 feet; thence continuing along the Westerly line of lands of JBCO I Mgt. LLC, South 03° 00’ 00” West, 23.86 feet; thence along the Northerly line of Lot 2-1 Second Revision as recorded in said Cranberry/Wal-Mart Revision No. 1 Plan the following five courses: North 87° 04’ 24” West, 488.11 feet; South 02°56’ 01” West, 2.40 feet; North 87° 03’ 59” West, 182.81 feet to Lot 2-1 in the Terra Cranberry Plan No. 2 recorded in Plan Book Volume 147, page 12; thence along said Lot 2-1 the following two courses: North 03° 00’ 00” East, 81.82 feet; and North 87° 00’ 00” West, 200.00 feet to the Easterly line of lands of Cranberry Corporate Center recorded in Deed Book Volume 1483, page 995; thence along said lands of Cranberry Corporate Center the following three courses: North 03° 00’ 00” East, 64.43 feet; South 77° 22’ 00” West, 459.18 feet; and South 61° 41’ 10” West, 106.47 feet to the Easterly right of way line of Executive Drive (T-936); thence along the Easterly right of way line of Executive Drive the following two courses: by a curve to the right, radius 545.00 feet, an arc distance of 31.50 feet (chord: North 10° 32’ 12” East, 31.49 feet); and North 12° 11’ 21” East, 210.62 feet to the Southerly right of way line of Cranberry Square Drive; thence along the Southerly right of way line of Cranberry Square Drive the following five courses: by a curve to the right, radius 35.00 feet, an arc distance of 48.11 feet (chord: North 51°34’ 04” East, 44.41 feet); by a curve to the left radius 255.00 feet, an arc distance of 161.65 feet (chord: North 72°46’44” East, 158.96 feet); North 54° 37’ 06”East, 201.30 feet; by a curve to the right, radius 320.00 feet, an arc distance of 214.36 feet (chord: North 73° 48’ 34” East, 210.37 feet); and South 87° 00’ 00” East, 690.67 feet to the point of beginning.

CONTAINING an area of 496,939 square feet or 11.409 acres.

BEING designated as part of Tax Parcel No. 130-4F110-7C in the Tax Assessment Office of Butler County, Pennsylvania.

EXCEPTING the following:

All those two certain parcels of land situate in the Township of Cranberry, County of Butler and Commonwealth of Pennsylvania, being part of Lot 2-2D Second Revised in the Cranberry Square/WalMart Revision No. 1 Plan of Subdivision recorded in Plan Book Volume 273, page 28 and 29, more particularly described as follows:

FIRST:

BEGINNING at a point no the Westerly line of said Lot 2-2D Second Revised common with the Westerly right of way line of Executive Drive, T-936, and the Southerly right of way line of Cranberry Square Drive, T-970; thence from said point of beginning along the Southerly right of way of Cranberry Square Drive by a curve to the right, radius 35.00 feet an arc distance of 48.11 feet (chord: North 51’ 34’ 04” East, 44.41 feet); thence continuing along the Southerly right of way line of Cranberry Square Drive by a curve to the left, radius 255.00 feet, an arc distance of 13.43 feet; thence through Lot 2-2-D Second Revised South 60° 05’ 14” West, 55.62 feet to the point of beginning.

Containing an area of 423 square feet or 0.004 acre.

SECOND:

BEGINNING at the Southwest corner of Lot 2-2D Second Revised common with the Easterly right of way line of Executive Drive, T-936; thence from said point of beginning along the Easterly right of way line of Executive Drive by a curve to the right, radius 545.00 feet, an arc distance of 31.50 feet (chord: North 10° 32’ 12” East, 31.49 feet); thence continuing along said right of way line North 12° 11’ 21” East, 66.82 feet; thence through Lot 2-2D Second Revised the following two courses: South 16° 56’ 35” East, 7.55 feet; and South 08° 57’ 05” West, 85.36 feet to the Southerly line of Lot 2-2D Second Revised; thence along said Southerly line South 61° 41’ 10” West, 9.98 feet to the point of beginning.

Containing an area of 547 square feet or 0.013 acre.

BEING a portion of the same premises conveyed to Inland Western Cranberry DST, a Delaware Business trust, by deed dated July 12, 2004, and recorded July 19, 2004 at Instrument No. 200407190023543.

An easement under and over the Common Areas for incidental encroachments as Tenant may from time to time deem necessary or desirable (other than those over the southerly boundary line of Tenant’s Pad onto Landlord’s Parcel), including without limitation, encroachments of footings for support of foundations and for overhangs for roof projections, signs, canopies, building overhangs, lights and lighting devices, vestibules, customer pick up areas and other similar appurtenances.

PARCEL B

Together with the benefits, if any of the easements, conditions, restrictions and covenants related to facilities for water, sewer, storm water drainage, electric and gas, as shown on the recorded Sub-Division of Cranberry Square Associates, L.P., recorded in Plan Book Volume 189, pages 45 and 46, and in the Warrendale Industrial Park Plan No. 7, recorded in Plan Book Volume 172, page 44 which is (inter alia) a resubdivision of Lot 4-C1 in Plan Book Volume 152, page 44 (Plan No. 6) in Plan Book Volume 120; page 2, and as shown on “As Built” Surveys prepared for Cranberry Square Associates recorded at Plan Book Volume 197, page 27, as Drawings As-Built 1001, As-Built 1002 and As-Built 1003.

LEGAL DESCRIPTION

TRU #

SC-8822

CTIC-NY-CSU #

1209-04053

Parcel A

ALL that certain piece, parcel or tract of land located, lying and being in the City and County of Greenville, State of South Carolina, containing 9.888 acres, more or less, as shown on plan entitled, “Survey for Toys R Us”, prepared by the Piedmont Group, dated April 25, 1985, revised May 6, 1985, and recorded in the Register of Deeds Office for Greenville County, June 11, 1985, in Plat Book 1-P at Page 31, reference being made to said plat to the exact metes and bounds thereof.

LESS HOWEVER:

All that certain piece, parcel or tract of land located in the County of Greenville, State of South Carolina, containing 5.612 acres located at the intersection of Airport Road and Woods Crossing Road as shown on plat of survey for Crosspointe Limited Partnership, dated March 6, 1990, prepared by John A. Simmons, R.L.S. #2212, recorded in RMC Office for Greenville County, South Carolina in Plat Book 18-L at Pages 27 & 28, reference being made hereto said plat to the exact metes and bounds thereof.

Parcel B

Together with the benefits, if any, of the Ten ($10.00) Easement from Daniel International Corporation recorded in Deed Book 1241 at Page 454 on June 10, 1985, in aforesaid records.

Parcel C

Together with the benefits, if any, of any of the Easement, Operation and Maintenance Agreement recorded on August 7, 1985, in Deed Book 1246 at Page 44, and amended on November 5, 1997 in Deed Book 1725 at Page 498.

Parcel D

Together with the benefits of Reciprocal Easement and Operation Agreement to Crosspointe Plaza Limited Partnership recorded on March 28, 1990 in Deed Book 1393 at Page 772 and first amended on June 24, 1992 in Deed Book 1478 at Page 674.

LEGAL DESCRIPTION

TRU #

SC-8890

CTIC-NY-CSU #

1209-04053

PARCEL A

All that certain piece, parcel or tract of land, and any improvements thereon, located near Irmo, in the County of Lexington, State of South Carolina, designated as Tract No. 4 Harbison Court and as shown and delineated on that certain survey prepared for Sports & Recreation, Inc., by Johnson, Knowles, Burgin & Bouknight dated March 25, 1997, revised on April 14, 1998 and further described as follows: Beginning at the Point of Beginning (POB) of Tract No. 4, being an old P. K. nail; thence S65 14’52”W, 222.33 feet along the line of Tract No. 1 and 4 to an old P. K. nail; thence N24 45’08”W, 210.04 feet along the line of Tract No. 1 and 4 to an P. K. Nail; thence N65 14’52”E, 40.00 feet along the line of Tract No. 1 and 4 to an old hold in concrete; thence S24 45’08”E, 9.96 feet along the line of Tract No. 1 and 4 to a point; thence N65 14’52”E, 182.33 feet along the line of Tract No. 1 and 4 to an old hole on concrete curb; thence S24 45’08”E, 200.08 feet along line of Tract No. 1, 20’ access easement to Tract No. 4 to the Point of Beginning of Tract No. 4 and containing 1.03 acres or 44,882 sq. ft.

PARCEL B

Together with the easements subject to the terms and conditions thereof granted to Brendle’s Stores, Inc., or otherwise inuring to the property by reason of being granted to or reserved by Brendle’s Stores, Inc., or its predecessors in title to the property, under or pursuant to that certain non-exclusive perpetual Easement for Ingress and Egress recorded in Book 1661 at page 89, in the Office of the Register of Deeds for Lexington County, South Carolina and being assigned by that Assignment and Assumption Agreement between Brendle’s Stores and Sports & Recreation, Inc., recorded in Book 2451 at page 313, in the Office of the Register of Deeds for Lexington County, to run with the land, over, under and across that certain land running from the above Parcel A in a northerly direction to the southern edge of the right-of-way of Harbison Boulevard (S. C. Road S-32-757), said easement being 20 feet in width at its southernmost point and 45 feet in width at its intersection with Harbison Boulevard and being more particularly described as follows: Beginning at the Point of Beginning (POB) on the southern right-of-way of Harbison Boulevard (S. C. Road S-32-757) and being 1,005.09’ southeast of the intersection of the center lines of Harbison Boulevard (S. C. Road S-32-757) and Columbiana Drive (formerly Mall Road); thence S24 45’08”E, 181.34 feet to a point; thence S50 58’25”E to a new P. K/ nail, being the Point of Beginning (POB) of tract No. 4; thence N24 45’08”W, 386.54 feet to a point thence N50 58’25”W, 17.28 feet to a point; thence N24 45’08”W, 151.89 feet along the eastern line of tract No. 3 to a point; thence along a curve to the left with a length of 27.31 feet and a radius of 3- feet with a chord of N50 49’28”W, 26.37 feet to a point; thence N76 54’19”W, 16.98 feet to a point on the existing southern right-of-way of Harbison Boulevard (S. C. Road 5-32757); thence N 65 14’52”E, 45 feet along said right-of-way of Harbison Boulevard (S. C. Road S. C. Road S-32-757); thence N65 14152”E, 45.00 feet along said right-of-way to the Point of Beginning (POB) and containing 0.277 acres (12,070 sq. ft.)

PARCEL C

Together with the easements subject to the terms and conditions thereof, granted to Brendle’s Stores, Inc., or otherwise inuring to the property by reason of being granted to or reserved by Brendle’s Stores, Inc., or its predecessors in title to the property, under or pursuant to that certain Reciprocal Easement Agreement recorded in Book 1661 at page 96 for the purposes described in the said Reciprocal Easement Agreement, as amended by Book 2310 at page 19.

PARCEL D

TOGETHER WITH THE BENEFITS OF those certain easements and restrictions contained in the Common Area Maintenance Agreement and Reciprocal Easement Agreement between General Mills Restaurant, Inc. and Reliance Woodmont Limited Partnership recorded in Book 1601 at page 160, subject to and upon the terms, conditions, provisions and limitations therein. (Parcels B and C)

PARCEL E

TOGETHER WITH THE BENEFITS OF that certain Common Area Maintenance Agreement between Reliance Woodmont Limited Partnership, Brendle’s Stores, Inc., General Mills Restaurants, Inc., Pier Group, Inc., recorded in Book 1661 at page 182, as amended in Book 2310 at page 19, and restrictions and maintenance charges contained therein, subject to and upon the terms, conditions, provisions and limitations therein..

PARCEL F

TOGETHER WITH THE BENEFIT OF that certain Reciprocal Easement and Operation Agreement and Common Area Maintenance Agreement between Brendle’s Stores, Inc., Pier Group, Inc., General Mills Restaurant, Inc. and Reliance Woodmont Limited Partnership recorded in Book 1661 at page 96 (REA) and Book 1661 at page 182 (CAM) and easements, encroachments, restrictions, right of first refusal in Developer and repurchase option of Developer contained therein, subject to and upon the terms, conditions, provisions and limitations therein. (Parcels A, B, and C)

PARCEL G

Together with the benefits of that certain Declaration of Covenants, Restrictions, Easements, Charges and Liens for Harbison recorded in Book 210 at page 31, as amended in Book 621 at page 61 and Book 549 at page 177, subject to and upon the terms, conditions, provisions and limitations therein (Parcels A, B and C).

PARCEL H

Together with the benefits of that certain Common Area Maintenance and Reciprocal Easement Agreement between Pier Group, Inc. and Reliance Limited Partnership recorded in Book 1590 at page 191, subject to and upon the terms, conditions, provisions and limitations therein.

LEGAL DESCRIPTION

TRU #

TN-8371

CTIC-NY-CSU #

1209-04053

Land lying in the Ninth Civil District of Washington County, Tennessee, being more particularly described as follows:

Tract 1:

BEGINNING at an iron pin in the northeasterly side of U.S. Highway 11-E, 19-W and 23, which point of beginning is located a distance of 1403 feet northwesterly from the point of intersection of the northeasterly side of U.S. Highway 11-E, 19-W and 23 with the northerly side of Hillside Road, said point of beginning being corner to Lots Nos. 30 and 31 in Block A of the Sequoyah Hills Addition near the City of Johnson City, Tennessee; thence along the northeasterly side of said Highway N 21° W a distance of 100 feet to an iron pin, corner to Lots 32 and 33; thence along the dividing line between Lots 32 and 33 N 70°E a distance of 414 feet to an iron pin corner for said Lots 12 and 13; thence S 21° E a distance of 100 feet to an iron pin corner for Lots 30 and 31; thence along the dividing line between Lots 30 and 31 S 70° W a distance of 414 feet to the point of beginning, and being Lots Nos. 31 and 32 in Block A of the Sequoyah Hills Addition near the City of Johnson City, Tennessee, as shown by revised map or plat of said Addition made by C.E. Slonaker dated August 3, 1945, the foregoing description being taken from plat of R.F. Boone, Civil Engineer, dated November 24, 1956.

Being the same property conveyed to Toys “R” Us, Inc., a Delaware corporation by Deed of record in Deed Book 657, Page 117, Register’s Office for Washington County, Tennessee.

Tract 2:

BEGINNING at an iron pin in the easterly right-of-way of U.S. Highway 11-E, 19W and 23, said point of beginning being located a distance of 1103 feet in a northwesterly direction from the point of intersection of the easterly side of U.S. Highway 11-E, 19-W and 23, with the northerly side of hillside Road, said point of beginning being corner to Lots 22 and 23 in Block A of the Sequoyah Hills Addition to the City of Johnson City, Tennessee, and also corner to Crowder; thence with the dividing line between said Lot 22 and 23 and with the line of Crowder, North 70°00’ E., a distance of 412.9 to an iron pin; thence 20°30’ W a distance of 150 feet to an iron pin, corner to Lots 25 and 26 in Block A of the Sequoyah Hills Addition and corner to Nidifer; thence with the dividing line between said Lots 25 and 26, and with the line of Nidifer, South 70°00’ W, a distance of 413.7 feet to an iron pin in the easterly right-of-way line of said U.S. Highway 11-E, 19-W and 23; thence with said highway S 21°00’E., a distance of 150 feet to the point of BEGINNING, all as shown by survey made by R.F. Boone, Surveyor, dated March 17, 1955.

Being the same property conveyed to Toys “R” Us, Inc., a Delaware corporation by Deed of record in Deed Book 657, Page 120, Register’s Office for Washington County, Tennessee.

Tract 3

Parcel A: BEGINNING on an iron pin that is 1300 feet from the intersection of Hillside Road and Federal Highways 11-E, 19-W and 23 (North Roan Street), this corner being on the East side of the above-mentioned Federal highways and on the North side of Hillside Road; thence North 70° E. and along the divisional line between Lots 27 and 27, 414 feet and 6 inches to an iron pin; thence N 20°30’ W., 100 feet to an iron pin, corner to Lots 28 and 29; thence South along the division line of Lots 28 and 29, 70° W, 414 feet and 6 inches to an iron pin in the Northeast boundary line of Federal Highways 11-E, 19-W and 23 (North Roan Street); thence along the Northeast boundary line of said Highways S 21° E, 100 feet to the point of BEGINNING, as shown by unrecorded map or plat of said Addition.

Parcel B: BEGINNING on an iron pin that is located in the Northeast right-of-way line of Federal Highways 11-E, 19-W and 23 (North roan Street) and 1250 feet North of the intersection of hillside Road and the above-mentioned Highways; thence N 70° E, 413 feet and 8 inches and along the divisional line between Lots 25 and 26 to an iron pin; thence N 20°30’ W., 50 feet to an iron pin; thence S 70°W, 414 feet to an iron pin and along the divisional line between Lots 26 and 27, to an iron pin in the Northeast boundary line of said Federal Highways, thence S 21° E, 50 feet and along the Northeast boundary line of the above-mentioned Federal Highways to the point of BEGINNING, being Lot 26 in Block “A” of the Sequoyah Hills Addition to Johnson City, as shown by unrecorded map or plat of said Addition.

Being the same property conveyed to Toys “R” Us, Inc., a Delaware corporation by Deed of record in Deed Book 657, Page 123, Register’s Office for Washington County, Tennessee.

Tract 4:

BEGINNING at an iron pin in the northeasterly side of U.S. Highways 11-E, 19-W and 23 which point of beginning is located a distance of sixteen hundred and three (1603) feet northwesterly from the point of intersection of the northeasterly side of U.S. Highways 11-E, 19-W and 23 with the northerly side of Hillside Road, said point of beginning being corner to Lots Nos. 32 and 33 in Block “A” of the Sequoyah Hills Addition near the City of Johnson City, Tennessee; thence along the dividing line between Lots 32 and 33 N 70°00’ E a distance of 414.0 feet to an iron pin; thence N 21°00’ W a distance of 100 feet to an iron pin corner to Lots Nos. 34 and 35;

thence along the divisional line between Lost Nos. 34 and 35 S 70°00’ W a distance of 414.0 feet to an iron pin in the northeasterly side of U.S. Highways 11-E, 19-W and 23, said point being located a distance of 511.0 feet southeasterly from the southerly property line of Dr. J.P. Metzer; thence along the northeasterly side of U.S. Highways 11-E, 19-W and 23 S 21°00’ E a distance of 100.0 feet to the point of BEGINNING, and being Lots Nos. 33 and 34 in Block “A” of the Sequoyah Hills Addition near the City of Johnson City, Tennessee, as shown by the revised map of said addition by C.E. Slonaker dated August 3, 1945, forthwith to be recorded.

Being the same property conveyed to Toys “R” Us, Inc., a Delaware corporation by Deed of record in Deed Book 657, Page 126, Register’s Office for Washington County, Tennessee.

Tract 5:

Beginning at an iron pin on the Easterly side of U.S. Highway 11-E, 19-W and 23, said point of beginning being located a distance of 1,403 feet in a northerly direction from the point of intersection of the easterly side of U.S. Highways 1-E, 19-W and 23, with the northerly side of Hillside Road and said point of beginning being corner to Lots 28 and 29, Block “A” of the Sequoyah Hills Addition to the City of Johnson City, Tennessee; thence with the dividing line of said Lots N 70°E, a distance of 414 feet to an iron pin; thence N 21° W, a distance of 100 feet to an iron pin, corner to Lots 30 and 31, Block “A” of the Sequoyah Hills Addition to the City of Johnson City, Tennessee; thence with the dividing line of said Lots Nos. 30 and 31 S 70° W, a distance of 414 feet to an iron pin in the easterly side of U.S. Highway 1- E,19-W and 23; thence with the Easterly line of said highway in a southerly direction S 21° E, a distance of 100 feet to the point of beginning; being Lots Nos. 29 and 30 in Block “A” of the Sequoyah Hills Addition to the City of Johnson City, Tennessee.

Being the same property conveyed to Toys “R” Us, Inc., a Delaware corporation by Deed of record in Deed Book 657, Page 129, Register’s Office for Washington County, Tennessee.

LESS AND EXCEPT that portion of subject property conveyed to Modernage, Inc., by deed recorded at Roll 4, Image 2050, Register’s Office for Washington County.

Tract 6:

Together with the benefits of Terms and Conditions of Reciprocal Easement and Operation Agreement as of record at Roll 4, Image 2058.

LEGAL DESCRIPTION

TRU #

TN-8802

CTIC-NY-CSU #

1209-04053

Tract I:

Land in the 10th Civil District of Davidson County, Tennessee, and being parts of Lots 1 and 2 on the unrecorded plan of H. T. Cotton’s Re-subdivision of certain lots on the plans of R.W. Grizzard Lands and North Edgefield Junction, of record in Book 57, page 48, Register’s Office for Davidson County, Tennessee, and as described according to a survey by Bruce Rainey and Associates, dated December 18, 1981, as follows.

Beginning at a point in the northwesterly margin of the right-of-way of Gallatin Road, said point being the southeasterly corner of the property described herein; thence with said margin of the right-of-way of Gallatin Road, S 34°57’00” West, 311.71 feet to a point; thence N 55°03’ West, 4.0 feet to a point; thence S 34°57’00” West, 130.0 feet to a point; thence, along a curve to the right having a radius of 110.00 feet, a distance of 174.2 feet to a point in the easterly right-of-way of Two Mile Pike; thence N 18°34’37” West, 320.92 feet to a point, said point being the common westerly corner of the property described herein and the Rivergate Mall Shopping Center property; thence with the common boundary line of said properties, northeasterly, 271.78 feet to a point; thence S 55°25’02” East, 416.18 feet to the point of beginning, containing 3.89 acres more or less.

Tract II:

A tract or parcel of land located in Davidson County, Tennessee and being a portion of the “Reserved” Parcel as shown on the plan of Lot “Feet” of Rivergate Park of record in Plat Book 4300, page 107, Register’s Office of Davidson County, Tennessee, and being more particularly described as follows:

Beginning at an iron pin on the easterly margin of Two Mile Pike, said point of beginning being the southwestern-most common corner of Lot No. “F” and this reserved parcel as shown on the aforesaid subdivision plan; thence leaving the margin of said road North 35°51’47” East 264.58 feet to a point; thence with the line of said Lot “F” South 55°07’22” East 25.17 feet to an iron pin; thence leaving the said Lot “Feet” South 35°18’00” West 285.01 feet to an iron pin set on the easterly margin of the aforesaid Two Mile Pike; thence with the margin of the said Two Mile Pike North 18°35’00” West 34.26 feet to the point of beginning, containing 7,286 square feet more or less.

Being the same property conveyed to Tru Realty Corporation by Deed of record in Book 5947, Page 461, Register’s Office for Davidson County, Tennessee.

Tract III:

Being a parcel of land in the Second Civil District of Davidson County, Tennessee, located on the westerly margin of Gallatin Pike, being part of Lot No. 3 on the plan of H.T. Cotton’s resubdivision of certain lots on the plan of North Edgefield Junction, unrecorded and being more particularly described as follows:

Beginning at a point in the westerly margin of Gallatin Pike, said point being the southeast corner of the resubdivision of Lots J and K, Rivergate Park, of record in Book 4300, page 134, Register’s Office for Davidson County, Tennessee, said point also being 750 plus or minus feet northeasterly from the northerly margin of Two Mile Parkway; thence, with said margin of Gallatin Pike S 37°09’ W, 194.93 feet to an iron pin; thence, leaving said margin N 54°46’ W 399.00 feet to an iron pin in the southerly line of the resubdivision of Lots D, E, and F, Rivergate Park of record in Book 4300, page 107, Register’s Office for Davidson County, Tennessee; thence, with said southerly line N 35°18’ E 105.49 feet to an iron pin in the southerly margin of a 35-foot wide access, drainage and utilities easement shown on Rivergate Park of record in Book 4175, page 107, Register’s Office for Davidson County, Tennessee; thence, with said easement with a curve to the left 76.60 feet to an iron pin, said curve having a radius of 85.00 feet, a central angle of 51°38’, a tangent distance of 41.90 feet and a chord of N 77°14’ E, 74.03 feet; thence, continuing with said easement N 51°25’ E, 35.29 feet the an iron pin, the southwester corner of Lot K; thence, with the southerly line of said Lot K S 54°50’13” E, 346.00 feet to the westerly margin of Gallatin Pike to the point of beginning.

Being the same property conveyed to Tru Realty Corporation by Deed of record in Book 6031, Page 960, Register’s Office for Davidson County, Tennessee.

LEGAL DESCRIPTION

TRU #

TN-8843

CTIC-NY-CSU #

1209-04053

PARCEL 1:

Land located in the City of Franklin, 8th Civil District of Williamson County, Tennessee being Lot Seventeen (17), Final Plat of the Galleria Commercial Complex Subdivision, Revision Seven (7), recorded in Plat Book 16, Page 45, in the Register’s Office of Williamson County, Tennessee.

Together with a perpetual, non-exclusive easement for access, ingress and egress to and from Mallory Lane over and across that certain 36’ Perpetual Access Easement connecting the above described property and Mallory Lane as shown on the aforesaid plat.

Being the same property conveyed to Toys “R” Us, Inc., a Delaware corporation by Deed of record in Book 974, Page 644 Register’s Office for Williamson County, Tennessee (“ROWCT”).

PARCEL 2:

Together with the benefits of Reciprocal Easement and Operating Agreement among Coolsprings Crossing Limited Partnership, Service Merchandise Company, Inc. and Dayton Hudson Corporation dated May 7, 1991, recorded in Book 901, Page 921 in the ROWCT, as amended by Agreement dated February 14, 1992, recorded in Book 974, Page 648 and Book 1962, page 118 in the ROWCT.

PARCEL 3:

Together with the benefits, if any, of Contract dated July 27, 1990 among Mallory Valley Utility District of Williamson County, Tennessee, The Galleria Associates, L.P. and CBL-SW-M, Ltd. recorded on September 16, 1991 in Book 925, Page 115 in the ROWCT, as supplemented by Supplement to Contract dated January 23, 1992, recorded in Book 970, Page 453 in the ROWCT.

LEGAL DESCRIPTION

TRU #

TN-8867

CTIC-NY-CSU #

1209-04053

PARCEL A:

Commencing at a point on the west line of Germantown Parkway (right-of-way varies) +/- 1,522.33 feet south of the south line of U.S. Hwy 64, said point being the southeast corner of the L&G Development property as recorded in Instrument No. CY-2288; thence along the north line of said L&G Development Property S 89°51’24” W a distance of 476.29 feet to the POINT OF BEGINNING; thence S 00°00’0” W a distance of 365.11 feet to a point; thence N 90°00’00” W a distance of 9.82 feet to a point; thence S 00°00’00” W a distance of 162.50 feet to a point thence N 90°00’00” W a distance of 31.00 feet to a point; thence S 00°00’00” W a distance of 132.75 feet to a point; thence S 19°59’01”E a distance of 66.58 feet to a point; thence along a 165.00 feet radius curve to the right an arc distance of 61.25 feet (chord S 79°21’56” W, 60.90 feet) to a point of tangency; thence N 90°00’00”E a distance of 360.06 feet to a point; thence S 90°00’00”E a distance of 55.82 feet the a point; thence N 00°00’00” E a distance of 55.82 feet to a point; thence N 00°00’00” E a distance of 373.60 feet to a point on the south line of said L&G Development property; thence along said south line N 89°51’24” E a distance of 202.00 feet to the point of beginning and containing 159,068 square feet or 3.652 acres.

PARCEL C:

Together with the benefits of Construction, Operation and Reciprocal Easement Agreement by and between Home Depot U.S.A., Inc. and Faison-Memphis Limited Partnership, recorded at Instrument No. FS 5933, as amended at Instrument No. FX 2351, in the Register’s Office of Shelby County, Tennessee.

PARCEL D:

Together with the benefits of Reciprocal Access Easement Agreement by and between Volunteer ‘91 Limited Partnership, a Texas limited partnership, Kraft Food Ingredients Company, St. Louis Investment Properties, Inc., a Missouri corporation, and Faison-Memphis, Limited Partnership, a North Carolina limited partnership, recorded at Instrument No. FP 2012 in the aforesaid Register’s Office.

PARCEL E:

Together with the benefits of Reciprocal Easement for access, ingress and egress by and between L&G Development, LLC, Dayton Hudson Corporation, Anthony Giacosa, Charles Giacosa, and Faison-Memphis Limited Partnership, a North Carolina limited partnership, recorded at Instrument No. FM 5344, rerecorded at Instrument No. FM 5852 in the aforesaid Register’s Office.

LEGAL DESCRIPTION

TRU #

TX-7010

CTIC-NY-CSU #

1209-04053

Travis County-Austin-#Lot 2-A, BRODIE OAKS CENTER AMENDED, an Addition in TRAVIS County, Texas, according to the map or plat thereof recorded in Plat Book 83, Pages 149D and 150A of the Plat Records of TRAVIS County, Texas. Together with Easements as set forth in that certain Declaration recorded in/under Volume 8017, Page 641 and Volume 7953, Page 416 of the Real Property Records of TRAVIS County, Texas.

LEGAL DESCRIPTION

TRU #

TX-7014

CTIC-NY-CSU #

1209-04053

Lot Two (2), Block Eight (8), CULLEN PLACE UNIT 1, an addition in the City of Corpus Christi, Texas as shown by map or plat thereof recorded in Volume 51, Page 158, Map Records of Nueces County, Texas, more particularly described by metes and bounds in Warranty Deed dated January 30, 1994, recorded under Clerk’s File No. 903775, Official Public Records of Nueces County, Texas; and as attached hereto as Exhibit “A-1”.

Together with easements contained in Reciprocal Easement Operation Agreement dated January 13, 1986 between Nueces Associates, Ltd.., a Texas limited partnership and Toys “R” Us-Nytex, Inc., a New York corporation recorded under Clerk’s File No. 473117, Volume 1997, Page 710, Deed Records of Nueces County, Texas. First Amendment to Reciprocal Easement and Operation Agreement dated November 9, 1987 recorded under Clerk’s File No. 588374, Volume 2090, page 295, Deed Records of Nueces County, Texas.

A tract of land, being all of Lot 2, Block 8, Cullen Place Unit 1, a map of which is recorded in Volume 51, Page 158, of the Map Records of Nueces County, Texas, said Lot 2 as further described by metes and bounds as follows:

BEGINNING at a 5/8 inch iron rod set in the East right-of-way line of McArdle Road which bears South 02 degrees 28 minutes 00 seconds West 345.60 feet from the Northernmost corner of said Block 8, said beginning point for a Westerly corner of this tract and being the common Westernmost corner of said Lot 2 and Lot 3, said Block 8;

THENCE along the common boundary line between said Lots 2 and 3 to 5/8 inch iron rods set as follows:

South 87 degrees 32 minutes 00 seconds East 50.33 feet, North 31 degrees 48 minutes 00 seconds East 176.96 feet, South 58 degrees 12 minutes 00 seconds East 35.00 feet, and North 31 degrees 48 minutes 00 seconds East 133.00 feet to a 5/8 inch iron rod set for the Northernmost corner of this tract and being in the Northeast boundary line of said Block 8;

THENCE along said Northeast boundary line of Block 8 South 58 degrees 12 minutes 00 seconds East 188.65 feet to a 3/4 inch iron pipe found for an Easterly corner of this tract and being in a circular curve to the left having an initial tangent bearing of South 06 degrees 21 minutes 56 seconds West, a radius of 417.15 feet, a central angle of 21 degrees 48 minutes 26 seconds, and a tangent length of 80.36 feet;

THENCE along the arc of said circular curve to the left being the East boundary line of said Block 8, an arc distance of 158.77 feet to a 5/8 inch iron rod found at the point of tangency of a circular curve to the right having a central angle of 07 degrees 55 minutes 41 seconds, a radius of 520.00 feet and a tangent length of 36.03 feet;

THENCE along said circular curve to the right being said East boundary line of Block 8, an arc distance of 71.95 feet to a 5/8 inch iron rod set for an Easterly corner of this tract and being the common Easternmost corner between said Lot 2 and Lot 1, said Block 8,

THENCE along the common boundary line between said Lots 1 and 2 to a 5/8 inch iron rods set as follows:

North 87 degrees 32 minutes 00 seconds West 138.07 feet, South 31 degrees 48 minutes 00 seconds West 96.06 feet, South 02 degrees 28 minutes 00 seconds West 210.50 feet, and North 87 degrees 32 minutes 00 seconds West 248.59 feet to a 5/8 inch iron rod set in said East right-of-way line of Airline Road for the Southwest corner of this tract;

THENCE North 02 degrees 28 minutes 00 seconds East 360.00 feet along said East right-of-way line of Airline Road to the POINT OF BEGINNING.

LEGAL DESCRIPTION

TRU #

TX-7030

CTIC-NY-CSU #

1209-04053

Lot One (1), TOYS ‘R’-US SUBDIVISION, A Subdivision in the City of McAllen, Hidalgo County, Texas, as shown by the map or plat thereof recorded in Volume 27, Page 31-A, Map Records of Hidalgo County, Texas to which reference is heremade for all purposes.

LEGAL DESCRIPTION

TRU #

TX-7817

CTIC-NY-CSU #

1209-04053

TRACT I:

Being Lot 6C, of HOMART ADDITION, an Addition to the City of ARLINGTON, TARRANT County, Texas, according to the Revised Plat thereof recorded in Volume 388-214, Page 26, Plat Records, TARRANT County, Texas.

TRACT II:

(As to Easement rights only)Non-exclusive easements created under instrument entitled “Construction, Operation and Reciprocal Easement Agreement” dated April 6, 1987, recorded in Volume 8899, Page 587, Tarrant County Records of TARRANT County, Texas; as amended in Volume 9408, Page 831, Tarrant County Records of TARRANT County, Texas.

TRACT III:

(As to Easement rights only)Easements created under Easement Agreement dated March 15, 1988, by and between HOMART DEVELOPMENT COMPANY and WIMBLEDON COURT, LTD., filed for record March 15, 1988, recorded in Volume 9215, Page 2074, Tarrant County Records, TARRANT County, Texas.

TRACT IV:

(As to Easement rights only)Easements created in Reciprocal Easement and Operating Agreement dated March 15, 1988, by and between WIMBLEDON COURT, LTD., a Texas limited partnership and TOYS “R” US-NYTEX, INC., a New York corporation filed for record March 15, 1988, recorded in Volume 9216, Page 1106, Tarrant County Records, TARRANT County, Texas.

TRACT V:

(As to Easement rights only)Easements created in Reciprocal Easement Agreement dated March 15, 1988 by and between WIMBLEDON COURT, LTD., a Texas limited partnership and MELLON-PIER 1 PROPERTIES, LIMITED PARTNERSHIP I, a Delaware limited partnership, filed for record March 15, 1988, recorded in Volume 9216, Page 1244, Tarrant County Records, TARRANT County, Texas.

LEGAL DESCRIPTION

TRU #

TX-7822

CTIC-NY-CSU #

1209-04053

Denton County – Lewisville - #7822-2412 S. Stemmons Frwy, Lewisville, TX

TRACT I

SITUATED in the City of Lewisville, DENTON County, Texas, and being all of Lot 3, Block H, LAKEPOINTE PHASE V, as shown on plat thereof recorded in Cabinet H, Slides 124-126, of the DENTON County Deed Records, and said Lot 3 being more fully described as follows:

BEGINNING at the Southeast or most Southerly corner of said Lot 3, being also the Southwest corner of Lot 4, in said Block H, in the Northwesterly line of Interstate Highway 35E (I-35E) (variable width right of way at this point);

THENCE North 57 degrees 25 minutes 38 seconds West, with said Northeasterly line of I-35E and with the Southwesterly line of said Lot 3, 222.78 feet to a Southwest corner of said Lot 3, said point being the South end of a corner clip at the intersection of said Northeasterly line of I-35E with an Easterly line of Roberts Drive (variable width right of way at this point);

THENCE North 15 degrees 20 Minutes 12 seconds West with a Westerly line of said Lot 3 and with the Easterly line of said corner clip, 51.95 feet to the North end of said corner clip and the most Westerly Southwest corner of said Lot 3, in the Southeasterly line of said Roberts Drive (begins 60 foot wide right of way at this point);

THENCE with said Southeasterly line of Roberts Drive and a Northwesterly line of said Lot 3, the following courses and distances:

North 26 degrees 45 minutes 21 seconds East, 206.59 feet to the beginning of a curve whose center bears North 63 degrees 14 minutes 39 seconds West, 200.50 feet;

Northerly with said curve, a distance of 155.07 feet to the most Westerly Northwest corner of said Lot 3 and the most Southerly corner of Lot 1 in said Block H, said Lot 1 as shown on plat there of in said Cabinet H, Slides 11-14, of said Plat Records;

THENCE with the common lines between said Lots 3 and 1, North 72 degrees 26 minutes 36 seconds East, 68.79 feet to an angle point in said common line, and North 29 degrees 12 minutes 48 seconds East, 153.16 feet to the most Northerly Northwest corner of said Lot 3 and the Northeast corner of said Lot 1, in the Southwesterly line of Timber Creek (a 270 foot wide channel right of way), said point being on a curve whose center bears South 29 degrees 11 minutes 45 seconds West, 6575.94 feet;

THENCE Southeasterly with said curve and with the Northeasterly line of said Lot 3 and said Southwesterly line of Timber Creek, a distance of 2.02 feet to the end of said curve;

THENCE South 60 degrees 47 minutes 12 seconds East, continuing with said Northeasterly line of Lot 3 and Southwesterly line of Timber Creek, 239.36 feet to the Southeast corner of said Lot 3 and the Northwest corner of said Lot 4;

THENCE with the common lines between said Lots 3 and 4, South 29 degrees 12 minutes 48 seconds West, 317.65 feet to an “L” corner in said common line, South 60 degrees 47 minutes 12 seconds East, 42.19 feet to an “L” corner in said common line and South 29 degrees 12 minutes 48 seconds West, 279.60 feet to the PLACE OF BEGINNING and containing 3.438 acres (149,753 square feet).

TRACT II

Together with easements set forth in a non-exclusive perpetual easement estate as created in that certain Reciprocal Easement and Operation Agreement, executed by and between RELIANCE WOODMONT LIMITED PARTNERSHIP and TOYS “R” US-NYTEX, INC., dated December 16, 1988, filed December 21, 1988, recorded in Volume 2505, Page 22, Deed Records, DENTON County, Texas; as amended by instruments recorded in Volume 2760,

Page 805, Volume 2768, Page 689, Volume 3319, Page 772, Clerk’s File No. 94-R0005494, Clerk’s File No. 97-R0001596, Volume 4407, Page 650, Clerk’s File No. 01-R0098694 and Volume 4925, Page 494, Deed Records, DENTON County, Texas, in and to the property described therein.

LEGAL DESCRIPTION

TRU #

TX-9549

CTIC-NY-CSU #

1209-04053

TRACT I:

Lot 11, Block 1, New City Block 15328, Hill Country 410 Advisors LLD Subdivision, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 9532, Page 66, Deed/Map and Plat records of Bexar County, Texas.

Said property also being described as follows, to wit:

Being 3.820 acres of land out of and part of Lot 8, Block 1, New City Block 15328, WESTPARK SUBDIVISION UNIT 1, as recorded in Volume 9405, Pages 63-70, and Lot 9, Block 1, Hill Country 410 Ltd. as recorded in Volume 9531, Page 168, Bexar County Deed and Plat records and being further described by metes and bounds as follows:

BEGINNING at an iron pin set on the westerly right of way line of NW Loop 410, said point being N 35 deg. 57’20” E, 713.24 feet from the southeast corner of Lot 8, Block 1, NCB 15328, Westpark Subdivision Unit 1, and being the southeast corner of this tract;

THENCE N 54 deg.02’40” W, a distance of 486.60 feet to an iron pin set for the southwesterly corner of this tract and being on a line of a variable width drainage easement;

THENCE N 36 deg. 25’50” E, a distance of 343.01 feet to an iron pin set for the northwest corner of this tract;

THENCE S 54 deg.02’40” E, a distance of 483.76 feet to an iron pin set for the westerly right of way line of NW Loop 410, for the northeasterly corner of this tract;

THENCE S 35 deg.57’20”W, a distance of 343.00 feet to the POINT OF BEGINNING.

TRACT II:

EASEMENT ESTATE as created and established in that certain Reciprocal Easement and Operation Agreement dated July 14, 1995 recorded in Volume 6475, Page 391, Real Property Records of Bexar County, Texas.

LEGAL DESCRIPTION

TRU #

UT-6515

CTIC-NY-CSU #

1209-04053

PARCEL 1:

Beginning at the Northeast corner of the Northwest Quarter of Section 8, Township 5 North, Range 1 West, Salt Lake Base and Meridian, said point also being the South quarter corner of Section 5, Township 5 North, Range 1 West, Salt Lake Base and Meridian; thence South 00°28’00” West 104.97 feet to a point on a 175.00 foot radius curve to the right (bearing to the center of curve bears North 84°32’59” West and has a central angle of 28°48°00”); thence 87.96 feet along the arc of said curve; thence South 34°15’00” West 296.32 feet; thence North 51°39’00” West 375.41 feet; thence North 38°21’00” East 71.03 feet; thence North 51°39’00” West 450.94 feet to the East line of Riverdale Road; thence North 38°21’00” East 187.86 feet along said East line to the westernmost corner of the YU Parcel, and the following 4 calls being along said Yu Parcel; thence South 49°03’42” East 88.96 feet; thence South 37°45’00” East 153.70 feet; thence North 38°12’00” East 103.34 feet; thence South 57°45’00” East 367.20 feet; thence East along a section line 135.30 feet to the point of beginning.

PARCEL 2:

A part of the Southwest quarter of Section 5, Township 5 North, Range 1 West, Salt Lake Base and Meridian, U.S. Survey: Beginning at a point on the Easterly line of Riverdale Road, North 89°49’ West 135.3 feet and North 57°45’ West 608 feet from the Southeast Corner of said Quarter Section, and running thence South 38°12’ West 52.2 feet, more or less, along the Easterly line of Riverdale Road to the Northeast Corner of the property conveyed by Warranty Deed recorded in Book 748 at Page 462 of Records; thence South 49°30’ East 87.07 feet; thence South 37°45’ West 36.22 feet; thence South 57°37’ East 153.7 feet; thence North 38°12’ East 100.24 feet, more or less, to a point which bears South 57°45’ East from the place of beginning; thence North 57°45’ West 241 feet to the point of beginning.

PARCEL 3:

Benefits, if any, contained in CROSS-EASEMENT AGREEMENT, dated April 1, 1990, by and among SHOPKO STORES, INC., d/b/a UVALKO SHOPKO STORES, INC., a Minnesota corporation, F.C. STANGLE III, d/b/a F. C. STANGL CONSTRUCTION COMPANY, a Utah proprietorship. ALAN CANTER, an individual, and TOYS “R” US, INC., a Delaware corporation, recorded May 1, 1990, as Entry No, 1107699, in Book 1579, at Page 2298, records of Weber County, State of Utah.

LEGAL DESCRIPTION

TRU #

VA-6393

CTIC-NY-CSU #

1209-04053

PARCEL A

ALL that certain lot, piece or parcel of land, with the improvements thereon and the appurtenances thereto belonging, lying and being in Loudoun County, Virginia, and more particularly described as follows:

Lot 1A, Mirror Ridge-South, as the same is shown on Plat of Boundary Line Adjustment, Lots 1 and 2, Mirror Ridge-South, recorded in Deed Book 1778 at page 694, among the land records of Loudoun County, Virginia.

TOGETHER WITH those certain non-exclusive easements for ingress, egress, parking and utilities set forth in that certain Operation and Easement Agreement between Kohl’s Department Stores, Inc., and Mirror Ridge Associates L.C., recorded in Deed Book 1499 at page 1081, as amended by First Amendment to Operation and Easement Agreement recorded in Deed Book 1700 at page 1686; SUBJECT TO the terms, provisions and conditions set forth in said Agreement, as amended.

PARCEL B

Together with the benefits, if any, of that certain Declaration of Covenants, Conditions, Easements and Restrictions and limitations, requirements, easements and/or assessments as set forth in recorded in Deed Book 1786, page(s) 2482; but omitting any covenant, condition or restriction, if any, based on race, color, religion, sex, handicap, familial status, or national origin unless and only to the extent that the covenant, condition or restriction (a) is exempt under Title 42 of the United States Code, or (b) relates to handicap, but does not discriminate against handicapped persons; a violation of these restrictions will not cause a forfeiture or reversion of title.

PARCEL C

Together with the benefits, if any, of that certain Easement and Encroachment Agreement between Mirror Ridge Associates, L.C. and Baby Superstore, Inc., dated November 28, 2000 and recorded in Deed Book 1852, page 748.

LEGAL DESCRIPTION

TRU #

VA-8340

CTIC-NY-CSU #

1209-04053

All that certain land and all improvements located thereon located in the City of Winchester, Virginia, and more particularly described as follows:

PARCEL 1:

Beginning at an iron pipe found in the southerly right of way of Jubal Early Drive (right of way varies), said iron pipe found also being in the westerly line of N/F Royal Lumber Company; thence departing said iron pipe found S 63°44’20” W a distance of 373.93 feet to a concrete monument found; thence departing said concrete monument found S 37°04’46” E a distance of 70.00 feet to a concrete monument found; thence departing said concrete monument found S 45°30’14” W a distance of 50.00 feet to a concrete monument found; thence departing said concrete monument found S 37°15’46” E a distance of 162.80 feet to a concrete monument found, said concrete monument found in the line of N/F C & D Vaden, Inc.; thence departing said concrete monument found S 31°55’14” W a distance of 163.49 feet to an iron pipe set, said iron pipe set being the common corner of Apple Blossom Mall Trustees and N/F C & D Vaden, Inc.; thence departing said iron pipe set S 63°29’16” W a distance of 178.16 feet to a point of curvature, said point of curvature being an iron pipe set; thence 130.90 feet along the arc of a curve to the right with a radius of 300.00 feet whose chord bearing and chord are S 75°5917” W a distance of 129.86 feet to an iron pipe set; thence departing said iron pipe set S. 88°29’16” W a distance of. 92.43 feet to an iron pipe set, said iron pipe set being in the easterly line of Apple Blossom Drive (private drive); thence departing said iron pipe set N 01°25’10” W a distance of 70.74 feet to a point of curvature, said point of curvature being an iron pipe set; thence 86.87 feet along the arc of a curve to the right, whose radius is 311.82 feet and whose chord bearing and chord are N 06°33’41” E a distance of 86.59 feet to an iron pipe set; thence departing said iron pipe set N 17°15’23” E a distance of 94.59 feet to an iron pipe set; thence departing said iron pipe set N 16°12’38” E a distance of 529.37 feet to an iron pipe set; thence 68.88 feet along the arc of a curve to the right whose radius is 40.00 feet, whose chord bearing and chord are N 63°59’02” E a distance of 60.68 feet to an iron pipe found; thence departing, said iron pipe found S 79°47’15” E a distance of 152.04 feet to an iron pipe found; thence departing said iron pipe found S 75°57’17” E a distance of 46.26 feet to a point of curvature, said point of curvature being an iron pipe found; thence 95.52 feet along the arc of a curve to the right, with a radius of 912.93 feet, whose chord bearing and chord are S 73°52’09” E a distance of 95.48 feet to an Iron pipe found; thence departing said iron pipe found S 31°52’09” E a distance of 19.34 feet to an iron pipe found; thence departing said iron pipe found N 61°22’22” E a distance of 15.95 feet to a point of curvature, said point of curvature being an iron pipe found; thence 161.89 feet along the arc of a curve to the right with a radius of 912.93 feet, whose chord bearing and chord are S 64°10’32” E a distance of 161.68 feet to the point of beginning, containing 6.311 acres, more or less.

PARCEL 2-A:

Beginning at a point in the southerly right-of-way of Jubal Early Drive (right-of-way varies), said point also being in the northerly line of the remainder of Section Two; thence 63.59 feet along the arc of a curve to the right with a radius of 48.50 feet, whose chord bearing and chord are South 21°14’37” East a distance of 59.13 feet to a paint in the westerly line of the Mall Access Road; thence South 16°19’10” West a distance of 324.21 feet to a point in the line of Winchester Development Company; thence South 45°38’51” East a distance of 4.86 feet to a point in the westerly line of the Mall Access Road; thence South 16°19’10” West a distance of 176.38 feet to a point of curvature; thence 38.67 feet along the arc of a curve to the right with a radius of 48.50 feet, whose chord bearing and chord are South 01°51’45” East a distance of 37.65 feet to a point; thence South 20°58’34” West a distance of 41.48 feet to a point of curvature; thence 167.16 feet along the arc of a curve to the left with a radius of 427.66 feet, whose chord bearing and chord are South 09°46’42” West a distance of 166.10 feet to a point;, thence South 01°25’10’ East a distance of 70.84 feet to a point in the northerly line of Apple Blossom Mall Section One; thence North 88°29’16” East a distance of 56.31 feet to a point, said point being the southwestern corner of Parcel 1, Apple Blossom Mall Section Two, said point also being in the easterly line of the Mall Access Road; thence North 01°25’10” West a distance of 70.74 feet to a point of curvature; thence 86.87 feet along the arc of a curve to the right with a radius of 311.82 feet, whose chord bearing and chord are North 06°33’41” East a distance of 86.59 feet to a point; thence North 17°15’23” East a distance of 94.59 feet to a point; thence North 16°12’38” East a distance of 529.37 feet to a point of curvature; thence 65.09 feet along the arc of a curve to the right with a radius of 40.00 feet, whose chord bearing and chord are ‘North 61°16’11” East a distance of 58.14 feet to a point of curvature, said point of curvature in the southerly right-of-way of Jubal Early Drive (right-of-way varies); thence 150.48 feet along the arc of a curve to the right with a radius of 720.00 feet, whose chord bearing and chord are North 64°22’29” West a distance of 150.20 feet to the Point of Beginning.

PARCEL 2-B:

Beginning at a point in the westerly line of an ingress-egress easement as shown on the final plat of Apple Blossom Mall, Section Two, said point also being 220.00 feet from the northerly line of Apple Blossom Mall, Section One; thence South 88°29’16” West a distance of 318.23 feet to a point in the line of the Mall Access Road; thence 197.62 feet along the arc of a curve to the right with a radius of 364.30 feet, whose chord bearing and chord are North 60°11’36” East a distance of 195.21 feet; thence North 75°44’03” East a distance of 114.93 feet to a point of curvature; thence 106.02 feet along the arc of a curve to the right with a radius of 48.50 feet, whose chord bearing and chord are South 41°38’42” East a distance of 86.13 feet; thence South 20°58’34” West a distance of 41.48 feet to a point of curvature; thence 14.75 feet along the arc of a curve to the left with a radius of 427.66 feet, whose chord bearing and chord are South 19°59’17” West a distance of 14.75 feet to the Point of Beginning.

TOGETHER WITH non-exclusive easements as the same are set forth in instrument recorded in Deed Book 255 at Page 691, among the aforesaid land records.

LEGAL DESCRIPTION

TRU #

VA-8342

CTIC-NY-CSU #

1209-04053

(rev 11/19/09 by NJM to add Exh A)

PARCEL I:

All that certain tract, piece or parcel of land, situate, lying and being in the City of Fredericksburg, Virginia, and designated and described as “3.724 Acres” as shown on that certain plat entitled “Plat of Survey 3.724 Acres,” made by Reid, Bagby and Caldwell, P.C., dated August 20, 1992, and recorded in the Clerk’s Office of the Circuit Court of Fredericksburg, Virginia, in Plat Book 6, at page 97.

Parcel I is more particularly described by metes and bounds on “Page 4 of 4” of the attached exhibit.

PARCEL II:

Together with those rights over the Theater Road Access Area, the Sheraton Road Access Area, and Areas A, B, and C, as described in a Reciprocal Easement Agreement between Carl D. Silver and Toys “R” Us, Inc., a Delaware corporation, dated October 8, 1992, and recorded in Deed Book 254, at page 688.

Parcel I and Areas A, B, and C of Parcel II are more particularly described by metes and bounds on the attached exhibit.

Being the same property conveyed to Toys “R” Us, Inc., a Delaware corporation, by deed from Carl D. Silver, dated October 8, 1992, filed for record in the Clerk’s Office of the Circuit Court of the City of Fredericksburg, Virginia, on October 21, 1992, in Deed Book 254, at page 685; and the same easements conveyed to Toys R Us, Inc., in Reciprocal Easement Agreement, dated October 8, 1992, and recorded in Deed Book 254, at page 688.

DESCRIPTION OF AREA “A”

PART OF SHERATON TRACT

CITY OF FREDERICKSBURG, VIRGINIA

JOB # 20175-4

OCTOBER 7, 1992

Beginning at a point on the northerly right-of-way line of Route 3 – Plank Road, said point also being in the easterly line of a 3.724 acre parcel for Toys “R” Us thence leaving the said right-of-way and running with Toys “R” Us N21°39’47”W 210.48 feet to a point; thence N68°20’13”E 30.00 feet to a point; thence N21°39’47”W 224.83 feet to a point; thence leaving Toys “R” Us and running through the Sheraton Tract N68°20’13”E 470.00 feet to a point; thence S21°39’47”E 280.08 feet to a point; thence S80°25’23”E 183.90 feet to a point on a curve, thence along the curve deflecting to the left, having a radius of 110.00 feet, having an arc of 156.27 feet, having a delta of 30°54’59”, having a tangent of 85.73 feet, having a chord bearing and distance of S10°20’21”W 165.25 feet to a point of tangency; thence S05°07’09”E 21.76 feet to a point on the northerly right-of-way line of Route 3 – Plank Road; thence running with said right-of-way S80°37’36”W 73.23 feet to a point; thence S78°38’18”W 101.45 feet to a point; thence S72°06’19”W 103.79 feet to a point; thence S87°47’22”W 235.18 feet to a point; thence S53°27’32”W 69.09 feet to the point of beginning having an area of 5.811 acres of land.

DESCRIPTION OF AREA “B”

PART OF SHERATON TRACT

FREDERICKSBURG, VIRGINIA

JOB # 20175-4

Beginning at a point on the easterly right-of-way line of the entrance road of the Sheraton Tract said point also being 28.00 feet southwest of the northwesterly most corner of the 3.724 acre parcel for Toys “R” Us, thence leaving Toys “R” Us and running with said entrance road N21°40’40”W 141.53 feet to a point of curvature whose curve is deflecting to the left, having a radius of 600.00, an arc of 56.33 feet, having a delta 05°22’46”, a tangent of 28.19 feet, and a chord bearing and distance of N24°22’03”W 56.31 feet to a point; thence leaving the said entrance road and running through the Sheraton Tract N68°20’13”E 222.64 feet to a point; thence S21°40’40E 197.78 feet to a point being in the northerly line of said Toys “R” Us, thence running with Toys “R” Us S68°20’13”W 220.00 feet to the point of beginning having an area of 1.000 acres of land.

DESCRIPTION OF AREA “C”

PART OF SHERATON TRACT

FREDERICKSBURG, VIRGINIA

JOB # 20175-4

Beginning at a point of curvature on the easterly line of the entrance road to the Sheraton Tract (Private Street) said point also being the northwesterly most corner of area “B” part of the Sheraton Tract; thence leaving area “B” and running with the entrance road along a curve deflecting to the left having a radius of 600.00 feet and an arc of 132.16 feet, a delta of 12°37’14”, a tangent of 66.35 feet, and having a chord bearing and distance of N33°22’03”W 131.89 feet to a point of reverse curvature deflecting to the right having a radius of 178.07 feet, an arc of 237.61 feet, a delta of 76°27’16”, a tangent of 140.26 feet, and having a chord bearing and distance of N01°27’02” 220.37 feet to a point of tangency; thence N36°46’36”E 246.47 feet to a point of curvature whose curve is deflecting to the left having radius of 610.00 feet, an arc of 185.35 feet, a delta of 17’24’35”, a tangent of 93.40 feet, and having a chord bearing and distance of N28°04’19”E 184.64 feet to a point of tangency; thence N19°22’01”E 189.00 feet to a point; thence leaving the easterly line of the entrance road and running though the Sheraton Tact S70°37’59”E 60.00 feet to a point; thence S13°13’00”W 116.67 feet to a point; thence S70°37’59”E 17.50 feet to a point; thence S19°22’01”W 73.00 feet to a point of curvature deflecting to the right, having a radius of 700.00 feet, having an arc of 212.70 feet, a delta if 17°24’35”, a tangent of 107.18 feet, and a chord bearing and distance of S28°04’18”W 211.88 feet to a point of tangency, thence S36°46’36”W 20.00 feet to a point; thence S53°13’24”E 110.00 feet to a point; thence S36°46’36”W 53.00 feet to a point; thence S53°13’24”E 20.00 feet to a point; thence S36°46’36”W 105.33 feet to a point; thence S21°40’40”E 184.16 feet to a point said point also being the northeasterly most corner of area “B”, thence running with area “B” S68°20’13”W 222.64 feet to the point of beginning having an area of 3.253 acres of land.

DESCRIPTION OF TOYS “R” US AREA

PART OF THE SHERATON TRACT

FREDERICKSBURG, VIRGINIA

JOB # 20175-5

Beginning at a point on the northerly right-of-way line of Route 3 – Plank Road said point also being the easterly most line of the Exxon Corporation, thence leaving the right-of-way of Route 3 and running with Exxon N29°42’27” W 142.83 feet to a point, thence S68°20’13” W 234.25 feet to a point of curvature on the easterly right-of-way of an entrance road, thence running with the entrance road and leaving the Exxon Corporation on a curve deflecting to the left having a radius of 374.49 feet, an arc of 123.15 feet, having a delta of 18°50’32”, a tangent of 62.14 feet, and a chord bearing and distance of N31°05’02” W 122.60 feet to a point, thence N21°40’40”W 238.58 feet to a point being the southerly most point of area “B”, thence leaving the entrance road and running with Area “B” and continuing on N68°20’13” E 419.68 feet to a point, thence S21°39’47” E 259.83 feet to a point, thence S68°20’13” W 30.00 feet to a point, thence S21°39’47” E 210.48 feet to a point on the northerly right-of-way of said Route 3, thence running with Route 3 S53°27’32” W 119.31 feet to the point of beginning having an area of 3.724 acres of land, more or less.

LEGAL DESCRIPTION

TRU #

VA-8352

CTIC-NY-CSU #

1209-04053

PARCEL ONE:

ALL THOSE certain pieces or parcels of land, with the improvements thereon and the appurtenances thereto pertaining, situate, lying and being in the City of Norfolk (formerly Kempsville Magisterial District of Princess Anne County), State of Virginia, known, numbered and designated as part of LOT ONE HUNDRED AND TEN (110), as shown on a certain plat entitled “SECTION NO. 2, NORTH ROLLESTON, revised July 8, 1946”, which plat is duly of record in the Clerk’s Office of the Circuit Court of the City of Virginia Beach, Virginia, in Map Book 18, at page 19, reference to which plat is hereby made for a more particular description of said lots and parts of lots, the said property being more particularly bounded and described as follows, to-wit:

BEGINNING at a pin in the relocated eastern line of Military Highway (U.S. Route No. 13), which pin marks the intersection of the dividing line between Lots One Hundred Nine (109) and One Hundred Ten (110), as shown on the aforesaid plat, which the aforesaid relocated eastern line of Military Highway, and from said point of beginning proceeding thence along the relocated eastern line of Military Highway N. 0° 27’ W., a distance of one hundred (100) feet to a pin; thence proceeding N. 89° 57’ E., a distance of one hundred eighty-two and thirty hundredths (182.30) feet to a pin; thence proceeding S. 0°03’ E., a distance of one hundred (100) feet to a pin; thence proceeding S. 89° 57’ W., a distance of one hundred eight-one and sixty hundredths (181.60) feet to a pin, the point of beginning.

It being the same property conveyed to TOYS “R” US, INC, a Delaware Corporation, by deed from Thomas R. Frantz, Trustee under that certain Trust Agreement dated the 22nd day of October, 1980, between Lloyd T. Tarbutton and Thomas R. Frantz, and filed for record October 22, 1980, in Deed Book 1550, page 490.

PARCEL TWO:

ALL THOSE certain lots, pieces or parcels of land, with the buildings and improvements thereon, situate in the City of Norfolk, State of Virginia, being more particularly described as follows:

ALL THOSE certain lots, pieces or parcels of land now situate in the City of Norfolk, State of Virginia, being known, numbered and designated as Lots 111 and 112, on the plat of Section 2, North Rolleston, revised, which plat is recorded in the Clerk’s Office of the Circuit Court of the City of Virginia Beach, Virginia, in Map Book 18, at Page 19, less so much thereof as was condemned by the Commonwealth of Virginia for the widening of U. S. Route 13 (Military Highway) by Certificate of Taking, dated September 15th, 1964, and recorded in the Circuit Court of the City of Norfolk, Virginia, in Deed Book 994, at page 154.

It being the same property conveyed to TOYS “R” US, INC, a Delaware Corporation, by deed from Samuel Sandler and Reba S. Sandler, his wife and Harry Sandler, dated September 26, 1980, and filed for record October 22, 1980, in Deed Book 1550, page 493.

PARCEL THREE:

ALL THAT certain parcel of land with the buildings and improvements thereon and the appurtenances thereunto belonging, lying, situate and being in the City of Norfolk, State of Virginia, known, numbered and designated as PART OF LOTS NUMBERED ONE HUNDRED EIGHT (108), and ONE HUNDRED NINE (109), and ALL OF LOTS NUMBERED ONE HUNDRED FIVE (105), ONE HUNDRED SIX (106), ONE HUNDRED SEVEN (107), as shown on that certain plat entitled, “Section No. 2, North Rolleston”, revised July 8, 1946, and recorded in the Clerk’s Office, Circuit Court, City of Virginia Beach, formerly Princess Anne County, Virginia, in Map Book 18, at page 19, said property being more particularly bounded and described as follows, to-wit:

BEGINNING at a point in the intersection of the eastern right of way line of North Military Highway (Virginia State Route 13), and the dividing line between LOTS NUMBERED ONE HUNDRED NINE (109) and ONE HUNDRED TEN (110) as shown on the aforementioned plat, thence running along the dividing line between LOTS NUMBERED ONE HUNDRED TEN (110), ONE HUNDRED TWELVE (112), ONE HUNDRED THIRTEEN (113), and ONE HUNDRED FOURTEEN (114), and LOTS NUMBERED ONE HUNDRED NINE (109), ONE HUNDRED SEVEN (107), ONE HUNDRED SIX (106), and ONE HUNDRED FIVE (105), North 89° 57 minutes East 508.31 feet to a point; thence turning and running along the dividing line of LOTS NUMBERED ONE HUNDRED FIVE (105) and ONE HUNDRED FOUR (104) on the aforementioned plat South 0° 03 minutes 30 seconds East 200.0 feet to the northern right of way line of Chambers Street; thence turning and running along the northern right of way line of Chambers Street South 89° 57 minutes West 481.99 feet to a point; thence turning and running along an arc, having a radius of 25 feet, 39.08 feet to a point; thence running along the eastern right of way line of North Military Highway (Virginia State Route 13), North 0° 27 minutes West 175.19 feet to the point of beginning.

It being the same property conveyed to TOYS “R” US, INC, a Delaware Corporation, by deed from Alice M. Hudson, widow and unremarried; Mary A. Holard, divorced and unremarried; Anne Lee Baker and Otis L. Baker, her husband; Frances Marie H. Gamel and Ronald F. Gamel, her husband; Peggy Jean Collins and Charles Robert Collins, her husband, dated September 11, 1980, and filed for record October 22, 1980, in Deed Book 1556, page 496.

PARCEL FOUR:

ALL THAT certain lot, piece or parcel of land, with the buildings and improvements thereon, situate in the City of Norfolk, State of Virginia, being known, numbered and designated as Lot 113, on the plat of Section No. 2, North Rolleston, Property of Norfolk - Rolleston Co., Princess Anne Co., Va., March 1946; Revised July 8, 1946, which plat is recorded in the Clerk’s Office of the Circuit Court of the City of Norfolk, Virginia, in Map Book 18, at page 19.

It being the same property conveyed to TOYS “R” US, INC, a Delaware Corporation, by deed from Vivian L. Gauthier Duquette and Wilfred A. Duquette, husband and wife and Charles H. Duff, III, Administrator of the Estate of Theodore R. Gauthier, deceased, dated October 7, 1980, and filed for record October 27, 1980, in Deed Book 1557, page 22.

LESS AND EXCEPT so much thereof as was condemned by the Certificate of Taking recorded in Deed Book 2735, page 850 and Order recorded in Deed Book 2985, page 461 and shown in State Highway Map Book 9, at pages 47 through 50.

LEGAL DESCRIPTION

TRU #

WI-6035

CTIC-NY-CSU #

1209-04053

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN MILWAUKEE COUNTY, WISCONSIN, being more particularly described as follows:

PARCEL I:

That part of the Northwest 1/4 of Section 19, in Town 6 North, Range 22 East, in the City of Milwaukee, County of Milwaukee, State of Wisconsin, which is bounded and described as follows:

Commencing at a point 80 feet East and 414.92 feet South of the Northwest corner of the Northwest 1/4 of Section 19, Town 6 North, Range 22 East; thence South on a line 80 feet East and parallel to the West line of said 1/4 Section 200 feet to a point; thence East and parallel to the North line of said 1/4 Section, 360 feet to a point; thence North and parallel to the West line of said 1/4 Section, 200 feet to a point; thence West 360 feet to the point of beginning.

PARCEL II:

That part of the Northwest 1/4 of Section 19, Town 6 North, Range 22 East, in the City of Milwaukee, County of Milwaukee, State of Wisconsin, bounded and described as follows: Commencing at the Northwest corner of said 1/4 Section; running thence East along the North line of said 1/4 Section, 330.52 feet to a point; thence South and parallel to the East line of said 1/4 Section, 414.66 feet to a point in the South line of the North 25 acres of said 1/4 Section; thence West along said South line, 335.20 feet to the point in the West line of said 1/4 Section; thence North along the West line of said 1/4 Section, 414.92 feet to the place of commencement. EXCEPTING the West 80 feet and the North 55 feet there, and further excepting the premises described in warranty Deed recorded as Document No. 2621035 and further excepting the premises described in Warranty Deed recorded as Document No. 3704591.

Tax Key No.:

577-9998-110-8

ADDRESS:

3920 S. 27TH Street

LEGAL DESCRIPTION

TRU #

WI-6037

CTIC-NY-CSU #

1209-04053

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN WAUKESHA COUNTY, WISCONSIN, being more particularly described as follows:

PARCEL A:

Parcel 1 of Certified Survey Map No. 4532, recorded on June 1, 1984, in Volume 36 of Certified Survey Maps on Pages 165-168, as Document No.1259053, being a part of the Southeast 1/4 and the Northeast 1/4 of the Northeast 1/4 of Section 34, Town 7 North, Range 20 East, in the City of Brookfield, County of Waukesha, State of Wisconsin.

Tax Key No.:

BRC 1141.998.005

ADDRESS:

355 S. Moorland Rd

TOGETHER WITH THE BENEFITS OF THE FOLLOWING PARCELS:

PARCEL B:

Non-exclusive ingress, egress and parking easements set forth in Brookfield Peripheral Land Easement, Restriction and Operating Agreement recorded June 1, 1984, as Document No.1259055 and First Amendment to Easement, Restriction and Operating Agreement recorded November 14, 1984, as Document No.1277913, subject to and upon the terms conditions, provisions and limitations therein.

PARCEL C:

Non-exclusive ingress and egress easement set forth in Declaration and Grant of Easement recorded February 4, 1977, as Document No. 983777, subject to and upon the terms conditions, provisions and limitations therein.

PARCEL D:

Cross Parking Agreement recorded as Document No.1097201, subject to and upon the terms conditions, provisions and limitations therein.

LEGAL DESCRIPTION

TRU #

WI-6039

CTIC-NY-CSU #

1209-04053

Parcel 1:

All that part of the Northwest  1/4 of Section 29, Township 21 North, Range 17 East, Town of Grand Chute, Outagamie County, Wisconsin, bounded and described as follows: Commencing at the West corner of said Section 29; thence North 0°01’20” West, along the West line of the Northwest  1/4 of Section 29, a distance of 2030.00 feet; thence North 89°41’05” East, 376.51 feet to the point of beginning; thence North 0°00’42” West, 316.00 feet; thence North 89°50’00” East, 434.55 feet; thence South 0°00’42” East, 7.35 feet; thence North 89°50’00” East, 179.36 feet to the Westerly right-of-way line of a public road; thence South 0° 00’ 42” East, along said Westerly right-of-way line, 61.30 feet; thence South 43°40’42” East, along said Westerly right-of-way line 173.95 feet; thence South 42°36’35” West along said Westerly right-of-way line, 140.37 feet; thence North 47°23’25” West, along the Easterly right-of-way line of said public road, 34.05 feet; thence South 0°00’42” East, along the Westerly right-of-way line of said public road, 50.28 feet; thence South 42°36’35” West, 33.71 feet; thence Southwesterly 4.77 feet along the arc of a 1162.74 foot radius curve having a chord of South 42°29’32” West 4.77 feet; thence North 59°49’18” West, 76.50 feet; thence South 89°41’05” West, 521.74 feet to the point of beginning.

Parcel 2:

Together with those nonexclusive easement rights for ingress and egress as described in Reciprocal Easement and Operation Agreement between Fox River Mall Limited Partnership and Toys “R” Us, Inc. recorded November 5, 1985, in Jacket 5843, Image 34 to Jacket 5844, Image 14, as Document No. 874026, and those easement rights in the Monument Sign Easement Agreement by and between Fox River Mall Limited Partnership Agreement by and between Fox River Mall Limited Partnership and Toys “R” Us, Inc. recorded November 5, 1985, in Jacket 5843, Image 25-33, as Document No. 874025.

LEGAL DESCRIPTION

TRU #

WI-6051

CTIC-NY-CSU #

1209-04053

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN RACINE COUNTY, WISCONSIN, being more particularly described as follows:

PARCEL I:

Parcel 1 of CERTIFIED SURVEY MAP NO. 1528, recorded in the office of the Register of Deeds for Racine County, Wisconsin on July 2, 1991 in Volume 4 of Certified Survey Maps, page 699-700 as Document No. 1343824, being a re-division of a portion of Lot 1 of Certified Survey Map No. 1395, in the Northwest 1/4 of the Southwest 1/4 of Section 24 and unplatted lands located in the Northwest 1/4 of the Southwest 1/4 of Section 24, Town 3 North, Range 22 East, in the City of Racine, County of Racine and State of Wisconsin

Tax Parcel Identifier Number:

276-00-00-23-876-042

Address:

2433 S. Green Bay Road, Racine, Wisconsin

PARCEL II:

A non-exclusive perpetual easement and right of use appurtenant to and for the benefit of Parcel I to and from adjacent public roads in and over that portion of the Common Areas located on parcel of land designated “K-Mart Parcel” as designated and as further described in Reciprocal Easement and Operation Agreement dated July 2, 1991 and recorded July 2, 1991 in the office of the Register of Deeds for Racine County in Volume 2078 of Records, page(s) 789, as Document No. 1343832, as amended by that First Amendment to Reciprocal Easement and Operation Agreement dated June 25, 1992 and recorded October 19, 1992 in Volume 2194, page 169, as Document No. 1393873, as affected by that Consent Agreement dated January 7, 2000, and recorded February 2, 2000 in Volume 3001, page 91, as Document No. 1716541, subject to and upon the terms, conditions, provisions and limitations therein.

LEGAL DESCRIPTION

TRU #

WI-6552 (fka 6030)

CTIC-NY-CSU #

1209-04053

Parcel A:

Lot 2, Certified Survey Map 6452, recorded in Vol. 31 of Certified Survey Maps, page 223, as #2273111, in the City of Madison, Dane County, Wisconsin.

Parcel B:

The rights appurtenant to Parcel A above, created in the Cross Easement and Operating Agreement recorded in Vol. 9350 of Records, page 84, as #1 9891 71; amended in Vol. 16222 of Records, page 27, as #2273104; amended in Vol. 16222 of Records, page 41, as #2273105.

Parcel C:

The rights appurtenant to Parcel A above, created in the Three Party Driveway Agreement recorded in Vol. 16222 of Records, page 53, as #2273107; amended in Vol. 16223 of Records, page 1, as #2273108.

Parcel D:

The rights appurtenant to Parcel A above, created in the Reciprocal Easement and Operation Agreement recorded in Vol. 16223 of Records, page 63, as #2273120; re-recorded in Vol. 16367 of Records, page 1, as #2277698.

Parcel E:

Benefits, if any, contained in Covenants, Conditions and Restrictions recorded in Vol. 9891 of Records, page 64, #201 3034; modified in Vol. 16223 of Records, page 24, #2273112.

Parcel F:

Benefits, if any, contained in Agreement of Restrictions, Covenants and Use of Real Estate recorded in Vol. 6965 of Records, page 43, #1887159; amended in Vol. 16223 of Records, page 16, #2273110.

Parcel G:

Benefits, if any, contained in Covenants, Conditions, Easements, and Restrictions recorded as #3061 569; amended as #31 71 21 8.

Form of

Exhibit B

Individual Leased Property Base Rent, as well as Ground Lease and Ground Lease Expiration Dates

Store No.	Owned/Leased	City	State	Type	Lease Expiry (including options) (if applicable)	Annual Master Lease Rent (in dollars)

Total Properties: 129

Total Master Lease Rent: $90,502,973

Exhibit C

Subordination, Nondisturbance and Attornment Agreement

This Instrument Prepared by:

Arthur S. Adler, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Telephone: (212) 558-4000

After Recording, Please Return to:

Athy Mobilia Esq.

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10004

Telephone: (212) 701-3000

SUBORDINATION,

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Between

THE BANK OF NEW YORK MELLON, as Collateral Agent for the

benefit of the Secured Parties,

having an address at

101 Barclay Street, 8 West

New York, New York 10286

And

TOYS R US-DELAWARE, INC.

having an address at

One Geoffrey Way

Wayne, New Jersey 07470

As Agreed & Consented To by

TOYS “R” US PROPERTY COMPANY II, LLC

(formerly known as GIRAFFE PROPERTIES, LLC), a Delaware limited liability company,

having an address at

c/o Toys “R” Us, Inc.

One Geoffrey Way

Wayne, New Jersey 07470

Dated as of November 20, 2009

MICHIGAN

This Instrument Prepared by:

Arthur S. Adler, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Telephone: (212) 558-4000

After Recording, Please Return to:

Athy Mobilia Esq.

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10004

Telephone: (212) 701-3000

SUBORDINATION,

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Between

THE BANK OF NEW YORK MELLON, as Collateral Agent for the

benefit of the Secured Parties,

having an address at

101 Barclay Street, 8 West

New York, New York 10286

And

TOYS R US-DELAWARE, INC.

having an address at

One Geoffrey Way

Wayne, New Jersey 07470

As Agreed & Consented To by

TOYS “R” US PROPERTY COMPANY II, LLC

(formerly known as GIRAFFE PROPERTIES, LLC), a Delaware limited liability company,

having an address at

c/o Toys “R” Us, Inc.

One Geoffrey Way

Wayne, New Jersey 07470

Dated as of November 20, 2009

NEW HAMPSHIRE

         of

For recorder’s use:

Tax Stamp: $ 00.00

Recording Fee: $

Return to:

This Instrument Prepared by:

Arthur S. Adler, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Telephone: (212) 558-4000

After Recording, Please Return to:

Athy Mobilia Esq.

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10004

Telephone: (212) 701-3000

SUBORDINATION,

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Between

THE BANK OF NEW YORK MELLON, as Collateral Agent for the

benefit of the Secured Parties,

having an address at

101 Barclay Street, 8 West

New York, New York 10286

And

TOYS R US-DELAWARE, INC.

having an address at

One Geoffrey Way

Wayne, New Jersey 07470

As Agreed & Consented To by

TOYS “R” US PROPERTY COMPANY II, LLC (formerly known as GIRAFFE PROPERTIES,

LLC), a Delaware limited liability company,

having an address at

c/o Toys “R” Us, Inc.

One Geoffrey Way

Wayne, New Jersey 07470

Dated as of November 20, 2009

With respect to the Individual Properties located in the State of New Hampshire:

Salem, Rockingham County, New Hampshire

Manchester, Hillsborough County, New Hampshire

PENNSYLVANIA

(Allegheny County: Monroeville and Ross Park Mall)

This Instrument Prepared by:

Arthur S. Adler, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Telephone: (212) 558-4000

After Recording, Please Return to:

Athy Mobilia Esq.

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10004

Telephone: (212) 701-3000

Parcel Identification Number: Block 638-R, Lot 75; Block 431-F, Lot 287 (Lot 301 on the Ross Park Mall Plan Revision No. 3)

SUBORDINATION,

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Between

THE BANK OF NEW YORK MELLON, as Collateral Agent for the

benefit of the Secured Parties,

having an address at

101 Barclay Street, 8 West

New York, New York 10286

And

TOYS R US-DELAWARE, INC.

having an address at

One Geoffrey Way

Wayne, New Jersey 07470

As Agreed & Consented To by

TOYS “R” US PROPERTY COMPANY II, LLC (formerly known as GIRAFFE PROPERTIES,

LLC), a Delaware limited liability company,

having an address at

c/o Toys “R” Us, Inc.

One Geoffrey Way

Wayne, New Jersey 07470

Dated as of November 20, 2009

PENNSYLVANIA

(Beaver County: Beaver Valley)

This Instrument Prepared by:

Arthur S. Adler, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Telephone: (212) 558-4000

After Recording, Please Return to:

Athy Mobilia Esq.

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10004

Telephone: (212) 701-3000

Parcel Identification Number: Tax Parcels Nos. 56-011-0508.001, 56-011-0600.001, 56-011-0604.00 and 56 -011-0608.000

SUBORDINATION,

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Between

THE BANK OF NEW YORK MELLON, as Collateral Agent for the

benefit of the Secured Parties,

having an address at

101 Barclay Street, 8 West

New York, New York 10286

And

TOYS R US-DELAWARE, INC.

having an address at

One Geoffrey Way

Wayne, New Jersey 07470

As Agreed & Consented To by

TOYS “R” US PROPERTY COMPANY II, LLC (formerly known as GIRAFFE PROPERTIES,

LLC), a Delaware limited liability company,

having an address at

c/o Toys “R” Us, Inc.

One Geoffrey Way

Wayne, New Jersey 07470

Dated as of November 20, 2009

PENNSYLVANIA

(Berks County: Reading)

This Instrument Prepared by:

Arthur S. Adler, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Telephone: (212) 558-4000

After Recording, Please Return to:

Athy Mobilia Esq.

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10004

Telephone: (212) 701-3000

Parcel Identification Number: Tax ID/ Parcel No. 4397-15-53-8847

SUBORDINATION,

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Between

THE BANK OF NEW YORK MELLON, as Collateral Agent for the

benefit of the Secured Parties,

having an address at

101 Barclay Street, 8 West

New York, New York 10286

And

TOYS R US-DELAWARE, INC.

having an address at

One Geoffrey Way

Wayne, New Jersey 07470

As Agreed & Consented To by

TOYS “R” US PROPERTY COMPANY II, LLC (formerly known as GIRAFFE PROPERTIES,

LLC), a Delaware limited liability company,

having an address at

c/o Toys “R” Us, Inc.

One Geoffrey Way

Wayne, New Jersey 07470

Dated as of November 20, 2009

PENNSYLVANIA

(Bucks County: Oxford Valley)

This Instrument Prepared by:

Arthur S. Adler, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Telephone: (212) 558-4000

After Recording, Please Return to:

Athy Mobilia Esq.

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10004

Telephone: (212) 701-3000

Parcel Identification Number: Tax ID/ Parcel No. 22-040-026-008

SUBORDINATION,

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Between

THE BANK OF NEW YORK MELLON, as Collateral Agent for the

benefit of the Secured Parties,

having an address at

101 Barclay Street, 8 West

New York, New York 10286

And

TOYS R US-DELAWARE, INC.

having an address at

One Geoffrey Way

Wayne, New Jersey 07470

As Agreed & Consented To by

TOYS “R” US PROPERTY COMPANY II, LLC (formerly known as GIRAFFE PROPERTIES,

LLC), a Delaware limited liability company,

having an address at

c/o Toys “R” Us, Inc.

One Geoffrey Way

Wayne, New Jersey 07470

Dated as of November 20, 2009

PENNSYLVANIA

(Butler County: Cranberry Township)

This Instrument Prepared by:

Arthur S. Adler, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Telephone: (212) 558-4000

After Recording, Please Return to:

Athy Mobilia Esq.

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10004

Telephone: (212) 701-3000

Parcel Identification Number: Part of Tax Parcel No. 130-4F110-7C

SUBORDINATION,

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Between

THE BANK OF NEW YORK MELLON, as Collateral Agent for the

benefit of the Secured Parties,

having an address at

101 Barclay Street, 8 West

New York, New York 10286

And

TOYS R US-DELAWARE, INC.

having an address at

One Geoffrey Way

Wayne, New Jersey 07470

As Agreed & Consented To by

TOYS “R” US PROPERTY COMPANY II, LLC (formerly known as GIRAFFE PROPERTIES,

LLC), a Delaware limited liability company,

having an address at

c/o Toys “R” Us, Inc.

One Geoffrey Way

Wayne, New Jersey 07470

Dated as of November 20, 2009

PENNSYLVANIA

(Cambria County: Johnstown)

This Instrument Prepared by:

Arthur S. Adler, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Telephone: (212) 558-4000

After Recording, Please Return to:

Athy Mobilia Esq.

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10004

Telephone: (212) 701-3000

Parcel Identification Number: Tax Map No. 50-004-188.000, Control No. 50-118148

SUBORDINATION,

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Between

THE BANK OF NEW YORK MELLON, as Collateral Agent for the

benefit of the Secured Parties,

having an address at

101 Barclay Street, 8 West

New York, New York 10286

And

TOYS R US-DELAWARE, INC.

having an address at

One Geoffrey Way

Wayne, New Jersey 07470

As Agreed & Consented To by

TOYS “R” US PROPERTY COMPANY II, LLC (formerly known as GIRAFFE PROPERTIES,

LLC), a Delaware limited liability company,

having an address at

c/o Toys “R” Us, Inc.

One Geoffrey Way

Wayne, New Jersey 07470

Dated as of November 20, 2009

PENNSYLVANIA

(Delaware County: Media and Springfield)

This Instrument Prepared by:

Arthur S. Adler, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Telephone: (212) 558-4000

After Recording, Please Return to:

Athy Mobilia Esq.

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10004

Telephone: (212) 701-3000

Parcel Identification Number: Tax ID/ Parcel No. 27-00-00075-04; Tax ID/ Parcel No. 42-00-00485-00

SUBORDINATION,

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Between

THE BANK OF NEW YORK MELLON, as Collateral Agent for the

benefit of the Secured Parties,

having an address at

101 Barclay Street, 8 West

New York, New York 10286

And

TOYS R US-DELAWARE, INC.

having an address at

One Geoffrey Way

Wayne, New Jersey 07470

As Agreed & Consented To by

TOYS “R” US PROPERTY COMPANY II, LLC (formerly known as GIRAFFE PROPERTIES,

LLC), a Delaware limited liability company,

having an address at

c/o Toys “R” Us, Inc.

One Geoffrey Way

Wayne, New Jersey 07470

Dated as of November 20, 2009

PENNSYLVANIA

(Erie County: Erie)

This Instrument Prepared by:

Arthur S. Adler, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Telephone: (212) 558-4000

After Recording, Please Return to:

Athy Mobilia Esq.

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10004

Telephone: (212) 701-3000

Parcel Identification Number: Tax Parcel No. 33167667004614

SUBORDINATION,

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Between

THE BANK OF NEW YORK MELLON, as Collateral Agent for the

benefit of the Secured Parties,

having an address at

101 Barclay Street, 8 West

New York, New York 10286

And

TOYS R US-DELAWARE, INC.

having an address at

One Geoffrey Way

Wayne, New Jersey 07470

As Agreed & Consented To by

TOYS “R” US PROPERTY COMPANY II, LLC (formerly known as GIRAFFE PROPERTIES,

LLC), a Delaware limited liability company,

having an address at

c/o Toys “R” Us, Inc.

One Geoffrey Way

Wayne, New Jersey 07470

Dated as of November 20, 2009

PENNSYLVANIA

(Lackawanna County: Scranton)

This Instrument Prepared by:

Arthur S. Adler, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Telephone: (212) 558-4000

After Recording, Please Return to:

Athy Mobilia Esq.

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10004

Telephone: (212) 701-3000

Parcel Identification Number: Tax ID/ Parcel No. 11204-020-00102

SUBORDINATION,

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Between

THE BANK OF NEW YORK MELLON, as Collateral Agent for the

benefit of the Secured Parties,

having an address at

101 Barclay Street, 8 West

New York, New York 10286

And

TOYS R US-DELAWARE, INC.

having an address at

One Geoffrey Way

Wayne, New Jersey 07470

As Agreed & Consented To by

TOYS “R” US PROPERTY COMPANY II, LLC (formerly known as GIRAFFE PROPERTIES,

LLC), a Delaware limited liability company,

having an address at

c/o Toys “R” Us, Inc.

One Geoffrey Way

Wayne, New Jersey 07470

Dated as of November 20, 2009

PENNSYLVANIA

(Lehigh County: Whitehall)

This Instrument Prepared by:

Arthur S. Adler, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Telephone: (212) 558-4000

After Recording, Please Return to:

Athy Mobilia Esq.

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10004

Telephone: (212) 701-3000

Parcel Identification Number: Tax Parcel No. 549882435797-1 (Parcel No. F9SE4-3-2 in the Tax Assessment Office of Lehigh County)

SUBORDINATION,

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Between

THE BANK OF NEW YORK MELLON, as Collateral Agent for the

benefit of the Secured Parties,

having an address at

101 Barclay Street, 8 West

New York, New York 10286

And

TOYS R US-DELAWARE, INC.

having an address at

One Geoffrey Way

Wayne, New Jersey 07470

As Agreed & Consented To by

TOYS “R” US PROPERTY COMPANY II, LLC (formerly known as GIRAFFE PROPERTIES,

LLC), a Delaware limited liability company,

having an address at

c/o Toys “R” Us, Inc.

One Geoffrey Way

Wayne, New Jersey 07470

Dated as of November 20, 2009

PENNSYLVANIA

(Luzerne County: Wilkes-Barre)

This Instrument Prepared by:

Arthur S. Adler, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Telephone: (212) 558-4000

After Recording, Please Return to:

Athy Mobilia Esq.

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10004

Telephone: (212) 701-3000

Parcel Identification Number: Tax ID/ Parcel No. 73-H10NE4-005-01E-000

SUBORDINATION,

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Between

THE BANK OF NEW YORK MELLON, as Collateral Agent for the

benefit of the Secured Parties,

having an address at

101 Barclay Street, 8 West

New York, New York 10286

And

TOYS R US-DELAWARE, INC.

having an address at

One Geoffrey Way

Wayne, New Jersey 07470

As Agreed & Consented To by

TOYS “R” US PROPERTY COMPANY II, LLC (formerly known as GIRAFFE PROPERTIES, LLC),

a Delaware limited liability company,

having an address at

c/o Toys “R” Us, Inc.

One Geoffrey Way

Wayne, New Jersey 07470

Dated as of November 20, 2009

PENNSYLVANIA

(Lycoming County: Williamsport)

This Instrument Prepared by:

Arthur S. Adler, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Telephone: (212) 558-4000

After Recording, Please Return to:

Athy Mobilia Esq.

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10004

Telephone: (212) 701-3000

Parcel Identification Number: Tax ID/ Parcel No. 41-352.0-0111.12-000

SUBORDINATION,

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Between

THE BANK OF NEW YORK MELLON, as Collateral Agent for the

benefit of the Secured Parties,

having an address at

101 Barclay Street, 8 West

New York, New York 10286

And

TOYS R US-DELAWARE, INC.

having an address at

One Geoffrey Way

Wayne, New Jersey 07470

As Agreed & Consented To by

TOYS “R” US PROPERTY COMPANY II, LLC (formerly known as GIRAFFE PROPERTIES,

LLC), a Delaware limited liability company,

having an address at

c/o Toys “R” Us, Inc.

One Geoffrey Way

Wayne, New Jersey 07470

Dated as of November 20, 2009

PENNSYLVANIA

(Montgomery County: King of Prussia and Montgomeryville)

This Instrument Prepared by:

Arthur S. Adler, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Telephone: (212) 558-4000

After Recording, Please Return to:

Athy Mobilia Esq.

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10004

Telephone: (212) 701-3000

Parcel Identification Number: Tax ID/ Parcel No. 58-00-08473-00-1 (lot-2),

58-00-08473-10-9 (lot-1) and 58-00-08473-11-8 (lot-3); Tax ID/ Parcel No. 46-00-00313-50-5

SUBORDINATION,

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Between

THE BANK OF NEW YORK MELLON, as Collateral Agent for the

benefit of the Secured Parties,

having an address at

101 Barclay Street, 8 West

New York, New York 10286

And

TOYS R US-DELAWARE, INC.

having an address at

One Geoffrey Way

Wayne, New Jersey 07470

As Agreed & Consented To by

TOYS “R” US PROPERTY COMPANY II, LLC (formerly known as GIRAFFE PROPERTIES,

LLC), a Delaware limited liability company,

having an address at

c/o Toys “R” Us, Inc.

One Geoffrey Way

Wayne, New Jersey 07470

Dated as of November 20, 2009

PENNSYLVANIA

(Philadelphia County: Franklin Mills)

This Instrument Prepared by:

Arthur S. Adler, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Telephone: (212) 558-4000

After Recording, Please Return to:

Athy Mobilia Esq.

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10004

Telephone: (212) 701-3000

Parcel Identification Number: BRT Tax No. 88-2-6907-00 and 88-2-6930-11

SUBORDINATION,

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Between

THE BANK OF NEW YORK MELLON, as Collateral Agent for the

benefit of the Secured Parties,

having an address at

101 Barclay Street, 8 West

New York, New York 10286

And

TOYS R US-DELAWARE, INC.

having an address at

One Geoffrey Way

Wayne, New Jersey 07470

As Agreed & Consented To by

TOYS “R” US PROPERTY COMPANY II, LLC (formerly known as GIRAFFE PROPERTIES,

LLC), a Delaware limited liability company,

having an address at

c/o Toys “R” Us, Inc.

One Geoffrey Way

Wayne, New Jersey 07470

Dated as of November 20, 2009

PENNSYLVANIA

(York County: York)

This Instrument Prepared by:

Arthur S. Adler, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Telephone: (212) 558-4000

After Recording, Please Return to:

Athy Mobilia Esq.

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10004

Telephone: (212) 701-3000

Parcel Identification Number: 51-000-30-0025.00 and 51-000-30-0025.A0

SUBORDINATION,

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Between

THE BANK OF NEW YORK MELLON, as Collateral Agent for the

benefit of the Secured Parties,

having an address at

101 Barclay Street, 8 West

New York, New York 10286

And

TOYS R US-DELAWARE, INC.

having an address at

One Geoffrey Way

Wayne, New Jersey 07470

As Agreed & Consented To by

TOYS “R” US PROPERTY COMPANY II, LLC (formerly known as GIRAFFE PROPERTIES,

LLC), a Delaware limited liability company,

having an address at

c/o Toys “R” Us, Inc.

One Geoffrey Way

Wayne, New Jersey 07470

Dated as of November 20, 2009

TENNESSEE

(Johnson City)

This Instrument Prepared by:

Arthur S. Adler, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Telephone: (212) 558-4000

After Recording, Please Return to:

Athy Mobilia Esq.

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10004

Telephone: (212) 701-3000

SUBORDINATION,

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Between

THE BANK OF NEW YORK MELLON, as Collateral Agent for the

benefit of the Secured Parties,

having an address at

101 Barclay Street, 8 West

New York, New York 10286

And

TOYS R US-DELAWARE, INC.

having an address at

One Geoffrey Way

Wayne, New Jersey 07470

As Agreed & Consented To by

TOYS “R” US PROPERTY COMPANY II, LLC (formerly known as GIRAFFE PROPERTIES,

LLC), a Delaware limited liability company,

having an address at

c/o Toys “R” Us, Inc.

One Geoffrey Way

Wayne, New Jersey 07470

Dated as of November 20, 2009

The maximum principal indebtedness for Tennessee recording tax purposes (Johnson City) is $4,742,323.46.

This Agreement is Made for Commercial Purposes and Secures Obligatory Advances.

EXHIBIT A

LEGAL DESCRIPTIONS

SEE ATTACHED

Being the same property conveyed to Grantor by instrument of record in                             , Register’s Office for                             , Tennessee.

TENNESSEE

(Rivergate)

This Instrument Prepared by:

Arthur S. Adler, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Telephone: (212) 558-4000

After Recording, Please Return to:

Athy Mobilia Esq.

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10004

Telephone: (212) 701-3000

SUBORDINATION,

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Between

THE BANK OF NEW YORK MELLON, as Collateral Agent for the

benefit of the Secured Parties,

having an address at

101 Barclay Street, 8 West

New York, New York 10286

And

TOYS R US-DELAWARE, INC.

having an address at

One Geoffrey Way

Wayne, New Jersey 07470

As Agreed & Consented To by

TOYS “R” US PROPERTY COMPANY II, LLC (formerly known as GIRAFFE PROPERTIES,

LLC), a Delaware limited liability company,

having an address at

c/o Toys “R” Us, Inc.

One Geoffrey Way

Wayne, New Jersey 07470

Dated as of November 20, 2009

The maximum principal indebtedness for Tennessee recording tax purposes (Rivergate) is $4,370,805.03.

This Agreement is Made for Commercial Purposes and Secures Obligatory Advances.

EXHIBIT A

LEGAL DESCRIPTIONS

SEE ATTACHED

Being the same property conveyed to Grantor by instrument of record in                             , Register’s Office for                             , Tennessee.

TENNESSEE

(Cool Springs)

This Instrument Prepared by:

Arthur S. Adler, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Telephone: (212) 558-4000

After Recording, Please Return to:

Athy Mobilia Esq.

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10004

Telephone: (212) 701-3000

SUBORDINATION,

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Between

THE BANK OF NEW YORK MELLON, as Collateral Agent for the

benefit of the Secured Parties,

having an address at

101 Barclay Street, 8 West

New York, New York 10286

And

TOYS R US-DELAWARE, INC.

having an address at

One Geoffrey Way

Wayne, New Jersey 07470

As Agreed & Consented To by

TOYS “R” US PROPERTY COMPANY II, LLC (formerly known as GIRAFFE PROPERTIES,

LLC), a Delaware limited liability company,

having an address at

c/o Toys “R” Us, Inc.

One Geoffrey Way

Wayne, New Jersey 07470

Dated as of November 20, 2009

The maximum principal indebtedness for Tennessee recording tax purposes (Cool Springs) is $4,960,863.71.

This Agreement is Made for Commercial Purposes and Secures Obligatory Advances.

EXHIBIT A

LEGAL DESCRIPTIONS

SEE ATTACHED

Being the same property conveyed to Grantor by instrument of record in                             , Register’s Office for                             , Tennessee.

TENNESSEE

(Germantown)

This Instrument Prepared by:

Arthur S. Adler, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Telephone: (212) 558-4000

After Recording, Please Return to:

Athy Mobilia Esq.

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10004

Telephone: (212) 701-3000

SUBORDINATION,

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Between

THE BANK OF NEW YORK MELLON, as Collateral Agent for the

benefit of the Secured Parties,

having an address at

101 Barclay Street, 8 West

New York, New York 10286

And

TOYS R US-DELAWARE, INC.

having an address at

One Geoffrey Way

Wayne, New Jersey 07470

As Agreed & Consented To by

TOYS “R” US PROPERTY COMPANY II, LLC (formerly known as GIRAFFE PROPERTIES,

LLC), a Delaware limited liability company,

having an address at

c/o Toys “R” Us, Inc.

One Geoffrey Way

Wayne, New Jersey 07470

Dated as of November 20, 2009

The maximum principal indebtedness for Tennessee recording tax purposes (Germantown) is $6,993,288.05.

This Agreement is Made for Commercial Purposes and Secures Obligatory Advances.

EXHIBIT A

LEGAL DESCRIPTIONS

SEE ATTACHED

Being the same property conveyed to Grantor by instrument of record in                             , Register’s Office for                             , Tennessee.

WISCONSIN

Document Number	SUBORDINATION, NON- DISBURBANCE AND ATTORNMENT AGREEMENT
Recording Area
Name and Return Address Athy Mobilia, Esq. Cahill Gordon & Reindel LLP 80 Pine Street New York, New York 10005
Parcel Identification Number(s) (PIN)

COLLATERAL AGENT:

THE BANK OF NEW YORK MELLON, AS COLLATERAL AGENT FOR THE

BENEFIT OF THE SECURED PARTIES,

MASTER LESSEE:

TOYS R US-DELAWARE, INC.

As Agreed & Consented To by

MASTER LESSOR

TOYS “R” US PROPERTY COMPANY II, LLC

(formerly known as GIRAFFE PROPERTIES, LLC)

Dated as of November 20, 2009

Drafted by:

Arthur S. Adler, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Telephone: (212) 558-4000

After Recording, Please Return to:

Athy Mobilia Esq.

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10004

Telephone: (212) 701-3000

SUBORDINATION,

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT, dated as the date of the earliest acknowledgment, but effective as of November 20, 2009, between THE BANK OF NEW YORK MELLON, a New York banking corporation, having an address at 101 Barclay Street, 8 West, New York, New York 10286, as collateral agent under the Indenture (as hereafter defined) (in such capacity, together with any successors in such capacity, hereinafter called “Collateral Agent”), and TOYS “R” US-DELAWARE, INC., a Delaware corporation, having an address at One Geoffrey Way, Wayne, NJ 07470 (hereinafter called “Master Lessee”).

RECITALS:

WHEREAS, by that certain Amended and Restated Master Lease (as the same may be amended or modified from time to time in accordance with the terms thereof, the “Lease”), dated as of November 20, 2009, between Toys “R” Us Property Company II, LLC, a Delaware limited liability company (hereinafter called “Master Lessor”), as master lessor, and Master Lessee, as master lessee, Master Lessor has agreed to lease to Master Lessee the parcels of land and improvements located thereon more particularly described in Schedule “A” annexed hereto and made a part hereof (such parcels and improvements, less any parcels and improvements as are released, plus such parcels and improvements as are added, in each case pursuant to a written agreement between Master Lessee and Master Lessor, collectively, the “Property”);

WHEREAS, pursuant to (i) an Indenture, dated the date hereof (as the same may be replaced, amended, supplemented, extended or otherwise modified, the “Indenture”), between Master Lessor, as issuer, Toys “R” Us, Inc. (“TRU”) (solely with respect to certain covenants) and The Bank of New York Mellon, as trustee and Collateral Agent, and (ii) a Purchase

Agreement dated November 10, 2009 (as supplemented pursuant to that certain Joinder Agreement thereto by Grantor and as further amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”) among the several Initial Purchasers named in Schedule A thereto (the “Initial Purchasers”), Banc of America Securities LLC, Goldman, Sachs & Co., Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC, as the other representatives of the Initial Purchasers, and TRU (solely to the extent expressly set forth therein), Master Lessor has issued $725,000,000 aggregate principal amount of its 8.5% Senior Secured Notes due 2017 (such notes, together with any Additional Notes issued from time to time under the Indenture, the “Notes”) upon the terms and subject to the conditions set forth therein, which Notes shall be secured by, among other things, a Combined Fee and Leasehold Multistate Mortgage, Deed to Secure Debt, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Master Lease, Subleases, Rents and Security Deposits dated as of the date hereof from the Master Lessor in favor of Collateral Agent (which instrument, and all amendments, renewals, increases, modifications, replacements, substitutions, extensions, spreaders and consolidations thereof and all re-advances thereunder and additions thereto, are referred to as the “Multistate Mortgage”), an Amended and Restated Combined Fee and Leasehold Multistate Mortgage, Deed to Secure Debt, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Master Lease, Subleases, Rents and Security Deposits dated as of the date hereof from the Master Lessor in favor of Collateral Agent (which instrument, and all amendments, renewals, increases, modifications, replacements, substitutions, extensions, spreaders and consolidations thereof and all re-advances thereunder and additions thereto, are referred to as the “Amended and Restated Mortgage”) and an Assignment of Master Lease, Subleases, Rents and Security deposits dated as of the date hereof from the Master Lessor in favor of Collateral Agent (which instrument, and all amendments, renewals, increases, modifications, replacements, substitutions, extensions, spreaders and consolidations thereof and all re-advances thereunder and additions thereto, are referred to as the “Assignment of Master Lease” and, together with the Multistate Mortgage and the Amended and Restated Mortgage, the “Security Instrument”) encumbering the Property; and

WHEREAS, Collateral Agent and Master Lessee desire to confirm their understanding and agreement with respect to the Lease and the Security Instrument.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, Collateral Agent and Master Lessee hereby agree and covenant as follows:

ARTICLE IIThe Lease, and all of the terms, covenants, provisions and conditions thereof (including, without limitation, any right of first refusal, right of first offer, option or any similar right with respect to the sale or purchase of the Property, or any portion thereof) is, shall be and shall at all times remain and continue to be subject and subordinate in all respects to the lien, terms, covenants, provisions and conditions of the Security Instrument and to all advances and re-advances made thereunder and all sums secured thereby. This provision shall be self-operative but Master Lessee shall execute and deliver any additional instruments which Collateral Agent may reasonably require to effect such subordination.

ARTICLE III 3.1 So long as no default by Master Lessee in the payment of rent or other amounts due under the Lease, or in the performance or observance of any of the other terms, covenants, provisions or conditions of the Lease on Master Lessee’s part to be performed or observed, has occurred and has continued to exist for such period of time (after the giving of any notice required to be given under the Lease) as would entitle Master Lessor to terminate the Lease (hereinafter, an “Event of Default”): (a) Master Lessee’s possession of the Property and Master Lessee’s leasehold interest, rights and privileges under the Lease including any extensions or renewals thereof which may be effected in accordance with any option therefor which is contained in the Lease, shall not be diminished, disturbed or interfered with by Collateral Agent, and Master Lessee’s occupancy of the Property shall not be disturbed by Collateral Agent for any reason whatsoever during the term of the Lease or any such extensions or renewals thereof and (b) Collateral Agent will not join Master Lessee as a party defendant in any action or proceeding to foreclose the Security Instrument or to enforce any rights or remedies of Collateral Agent under the Security Instrument which would cut-off, destroy, terminate or extinguish the Lease or Master Lessee’s interest and estate under the Lease. Notwithstanding the foregoing provisions of this paragraph, if it would be procedurally disadvantageous for Collateral Agent not to name or join Master Lessee as a party in a foreclosure proceeding with respect to the Security Instrument, Collateral Agent may so name or join Master Lessee provided that the same may not and shall not diminish or otherwise affect the rights and privileges granted to, or inuring to the benefit of, Master Lessee under this Agreement.

3.2 Upon the occurrence and during the continuance of an Event of Default (as defined in the Lease) on the part of Master Lessee under the Lease and the acceleration of the Notes as a result of the occurrence and continuance of an “Event of Default” (as such term is defined in the Indenture, an “Indenture Event of Default”) under the Indenture, Collateral Agent shall have the absolute and unconditional right to (i) terminate the Lease, or cause Master Lessor to terminate the Lease at Collateral Agent’s direction, with respect to all or any portion of the Property by providing written notice thereof to Master Lessor, at which time Master Lessee shall immediately pay directly to Collateral Agent all sums payable under the Lease to and including the Termination Date and immediately vacate the Property on the Termination Date, or (ii) exercise and enforce or cause Master Lessor to exercise and enforce any rights of Master Lessor under the Lease. As used herein, “Termination Date” shall mean the date specified in written notice from Collateral Agent to Master Lessee that Collateral Agent has elected to terminate the Lease in accordance with the terms thereof.

ARTICLE IV 4.1 If Collateral Agent (or its nominee or designee) shall succeed to the rights of Master Lessor under the Lease through possession or foreclosure action, delivery of a deed or otherwise, or another person purchases the Property or a portion thereof upon or following foreclosure of the Security Instrument or in connection with any bankruptcy case commenced by or against Master Lessor (Collateral Agent, its nominees and designees, and such purchaser, and their respective successors and assigns, each being a “Successor-Master Lessor”), then, Master Lessee shall attorn to and recognize Successor-Master Lessor as the Master Lessor under the Lease. Upon such attornment, the Lease shall continue in full force and effect as, or as if it were, a direct lease between Successor-Master Lessor and Master Lessee upon all terms, conditions and covenants as are set forth in the Lease. If the Lease shall have terminated by operation of law or otherwise as a result of or in connection with a bankruptcy case commenced by or against Master Lessor or a foreclosure action or proceeding or delivery of a deed in lieu of foreclosure or otherwise, upon request of Successor-Master Lessor, Master Lessee shall promptly execute and deliver a direct lease with Successor-Master Lessor which direct lease shall be on the same terms and conditions as the Lease (subject, however, to the provisions of clauses (i)-(v) of this paragraph 3(A)) and shall be effective as of the day the Lease shall have terminated as aforesaid. Notwithstanding the continuation of the Lease and the attornment of Master Lessee thereunder or the execution of a direct lease between Successor-Master Lessor and Master Lessee as aforesaid, Successor-Master Lessor shall not:

4.1.1 be liable for any act or omission of Master Lessor under the Lease;

4.1.2 be subject to any off-set, defense or counterclaim which shall have theretofore accrued to Master Lessee against Master Lessor;

4.1.3 be bound by any modification of the Lease or by any previous prepayment of rent or additional rent made more than one (1) month prior to the date same was due which Master Lessee might have paid to Master Lessor, unless such modification or prepayment shall have been expressly approved in writing by Collateral Agent or was otherwise permitted under the terms of the Indenture;

4.1.4 be liable for any security deposited under the Lease unless such security has been physically delivered to Collateral Agent or Successor-Master Lessor;

4.1.5 be liable or obligated to comply with or fulfill any of the obligations of the Master Lessor under the Lease or any agreement relating thereto with respect to the construction of, or payment for, improvements on or above the Property (or any portion thereof), leasehold improvements, Master Lessee work letters and/or similar items (other than pursuant to the casualty/condemnation restoration provisions of the Lease to the extent of casualty proceeds or condemnation awards paid to Collateral Agent or successor Master Lessor);

4.1.6 be bound by any obligation to provide or pay for any services, repairs, maintenance or restoration provided for under the Lease arising prior to the date that Collateral Agent or Successor-Master Lessor becomes the Master Lessor of Master Lessee (except to the extent of casualty proceeds or condemnation awards paid to Collateral Agent or successor Master Lessor); or

4.1.7 be bound by any obligation to repair, replace, rebuild, or restore the Property or any part thereof, in the event of damage by fire or other casualty, or in the event of partial condemnation (other than pursuant to the casualty/condemnation restoration provisions of the Lease to the extent of casualty proceeds or condemnation awards paid to Collateral Agent or successor Master Lessor).

ARTICLE V Intentionally omitted.

ARTICLE VI 6.1 Master Lessee shall promptly notify Collateral Agent of any default by Master Lessor under the Lease and of any act or omission of Master Lessor which in either case would give Master Lessee the right to cancel or terminate the Lease or to claim a partial or total eviction.

6.2 In the event of a default by Master Lessor under the Lease which would give Master Lessee the right, immediately or after the lapse of a period of time, to cancel or terminate the Lease, to claim a partial or total eviction, or entitle Master Lessee to an off-set against rent under the Lease, or in the event of any other act or omission of Master Lessor which would give Master Lessee the right to cancel or terminate the Lease, Master Lessee shall not exercise such right (i) until Master Lessee has given written notice of such default, act or omission to Collateral Agent and (ii) unless Collateral Agent has failed, within thirty (30) days after Collateral Agent receives such notice, to cure or remedy the default, act or omission or, if such default, act or omission shall be one which is not reasonably capable of being remedied by Collateral Agent within such thirty (30) day period, until a reasonable period for remedying such default, act or omission shall have elapsed following the giving of such notice and following the time when Collateral Agent shall have become entitled under the Security Instrument to remedy the same (which reasonable period shall in no event be less than the period to which Master Lessor would be entitled under the Lease or otherwise, after similar notice, to effect such remedy), provided that Collateral Agent shall with due diligence give Master Lessee written notice of its intention to and shall commence and continue to, remedy such default, act or omission. If Collateral Agent cannot reasonably remedy a default, act or omission of Master Lessor until after Collateral Agent obtains possession of the Property, Master Lessee may not terminate or cancel the Lease or claim a partial or total eviction by reason of such default, act or omission until the expiration of a reasonable period necessary for the remedy after Collateral Agent secures possession of the Property.

6.3 Notwithstanding the foregoing, Collateral Agent shall have no obligation hereunder to remedy such default, act or omission.

6.4 Notwithstanding the foregoing, for so long as the Successor Master-Lessor shall not have succeeded to the interest of the Master Lessor, the provisions of this Section 5 shall not be applicable to any termination of the Master Lease pursuant to Sections 1.3, 10.2 or 10.3 thereof. From and after the time that the Master Lessor shall have succeeded to the interest of the Master Lessor, Successor Master-Lessor shall have the same rights of Master Lessor with respect to any termination of the Master Lease pursuant to Sections 1.3, 10.2 and 10.3 thereof.

ARTICLE VII To the extent that the Lease shall entitle Master Lessee to notice of the existence of any mortgage and the identity of any mortgagee or any ground lessor, this Agreement shall constitute such notice to Master Lessee with respect to the Security Instrument and Collateral Agent.

ARTICLE VIII Upon the full acceleration of the Notes as a result of the occurrence and continuance of an Indenture Event of Default, Collateral Agent shall be entitled, but not obligated, to exercise the claims, rights, powers, privileges and remedies of Master Lessor under the Lease and shall be further entitled to the benefits of, and to receive and enforce performance of, all of the covenants to be performed by Master Lessee under the Lease as though Collateral Agent were named therein as Master Lessor.

ARTICLE IX Anything herein or in the Lease to the contrary notwithstanding, in the event that a Successor-Master Lessor shall acquire title to the Property or a portion thereof, Successor-Master Lessor shall have no obligation, nor incur any liability, beyond Successor-Master Lessor’s then interest, if any, in the Property, and Master Lessee shall look exclusively to such interest, if any, of Successor-Master Lessor in the Property for the payment and discharge of any obligations imposed upon Successor-Master Lessor hereunder or under the Lease. Master Lessee agrees that, with respect to any money judgment which may be obtained or secured by Master Lessee against Successor-Master Lessor, Master Lessee shall look solely to the estate or interest owned by Successor-Master Lessor in the Property (including, without limitation, the rents, issues and profits therefrom), and Master Lessee will not collect or attempt to collect any such judgment out of any other assets of Successor-Master Lessor.

ARTICLE X Except as specifically provided in this Agreement, Collateral Agent shall not, by virtue of this Agreement, the Security Instrument or any other instrument to which Collateral Agent may be a party, be or become subject to any liability or obligation to Master Lessee under the Lease or otherwise.

ARTICLE XI 11.1 Master Lessee acknowledges and agrees that this Agreement satisfies and complies in all respects with the provisions of Sections 14.2 and 14.3 of the Lease and that this Agreement supersedes (but only to the extent inconsistent with) the provisions of such Sections and any other provision of the Lease relating to the priority or subordination of the Lease and the interests or estates created thereby to the Security Instrument.

11.2 Master Lessee agrees to enter into a subordination, non-disturbance and attornment agreement with any Collateral Agent which shall succeed Collateral Agent as Collateral Agent with respect to the Property, or any portion thereof, provided such agreement is in the same form as this Agreement. Master Lessee does herewith irrevocably appoint and constitute Collateral Agent as its true and lawful attorney-in-fact in its name, place and stead to execute such subordination, non-disturbance and attornment agreement, without any obligation on the part of Collateral Agent to do so. This power, being coupled with an interest, shall be irrevocable as long as the Indebtedness secured by the Security Instrument remains unpaid. Collateral Agent agrees not to exercise its rights under the preceding two sentences if Master Lessee promptly enters into the subordination, non-disturbance and attornment agreement as required pursuant to the first sentence of this subparagraph (B).

ARTICLE XII 12.1 Any notice required or permitted to be given by Master Lessee to Master Lessor shall be simultaneously given also to Collateral Agent. Performance by Collateral Agent shall satisfy any conditions of the Lease requiring performance by Master Lessor, and Collateral Agent shall have a reasonable time to complete such performance as provided in Paragraph 5 hereof.

12.2 All notices or other communications required or permitted to be given to Master Lessee or to Collateral Agent pursuant to the provisions of this Agreement shall be in writing and shall be deemed given only if mailed by United States registered mail, postage prepaid, or if sent by nationally recognized overnight delivery service (such as Federal Express or United States Postal Service Express Mail), addressed as follows: to Master Lessee, at the address first set forth above, Attention: Chief Financial Officer; to Collateral Agent, at the address first set forth above, Attention: Toys “R” Us Property Company II as Collateral Agent, with a copy to Winston & Strawn LLP, Attention: Jeffrey Elkin; or to such other address or number as such party may hereafter designate by notice delivered in accordance herewith. All such notices shall be deemed given three (3) business days after delivery to the United States Post office registry clerk if given by registered mail, or on the next business day after delivery to an overnight delivery courier.

ARTICLE XIII This Agreement may be modified only by an agreement in writing signed by the parties hereto, or their respective successors-in-interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and assigns. The term “Collateral Agent” shall mean the then holder of the Security Instrument. The term “Master Lessor” shall mean the then holder of the Master Lessor’s interest in the Lease. The term “Master Lessee” shall mean the then holder of the Master Lessee’s interest in the Lease. The term “person” shall mean an individual, joint venture, corporation, partnership, trust, limited liability company, unincorporated association or other entity. All references herein to the Lease shall mean the Lease as modified by this Agreement and to any amendments or modifications to the Lease made in accordance with the Indenture. Any inconsistency between the Lease and the provisions of this Agreement shall be resolved, to the extent of such inconsistency, in favor of this Agreement.

ARTICLE XIV Master Lessee hereby represents to Collateral Agent as follows:

14.1 The Lease is in full force and effect and has not been further amended.

14.2 There has been no assignment of the Lease.

14.3 There are no oral or written agreements or understandings between Master Lessor and Master Lessee relating to the premises demised under the Lease or the Lease transaction except as set forth in the Lease.

14.4 The execution of the Lease was duly authorized and the Lease is in full force and effect and to the best of Master Lessee’s knowledge there exists no default (beyond any applicable grace period) on the part of either Master Lessee or Master Lessor under the Lease.

14.5 There has not been filed by or against nor to the best of the knowledge and belief of Master Lessee is there threatened against Master Lessee, any petition under the bankruptcy laws of the United States.

14.6 To the best of Master Lessee’s knowledge, there has not been any assignment, hypothecation or pledge of the Lease or rents accruing under the Lease by Master Lessor, other than pursuant to the terms of the Lease or to Collateral Agent and other than the previous assignment thereof to the lender being repaid contemporaneously with the issuance of the Notes and the execution and delivery hereof.

14.7 The parties hereby acknowledge that Master Lessor and Master Lessee have represented in the Lease that the Lease is a true lease. The Initial Purchasers have relied, among other things, upon the characterization of the Lease as a true lease, and not as a financing to Master Lessee, in purchasing the Notes.

ARTICLE XV Whenever, from time to time, reasonably requested by Collateral Agent (but not more than once during any calendar year), Master Lessee shall execute and deliver to or at the direction of Collateral Agent, and without charge to Collateral Agent, one or more written certifications, in a form acceptable to Master Lessee, of all of the matters set forth in Paragraph 13 above, with such exceptions thereto as may be specified in such certifications, and any other information Collateral Agent may reasonably require to confirm the current status of the Lease.

ARTICLE XVI The provisions of this Agreement are severable, and if anyone clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Agreement.

ARTICLE XVII BOTH MASTER LESSEE AND COLLATERAL AGENT HEREBY IRREVOCABLY KNOWINGLY AND VOLUNTARILY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

This Agreement as it applies to any Property shall be governed by and construed in accordance with the laws of the State in which such Property is located.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned, pursuant to proper authority of its operating agreement and/or bylaws, has duly executed, sealed, acknowledged and delivered this Subordination, Non-Disturbance and Attornment Agreement as of the day and year first above written.

Witness #1 as to Properties in CT, DE, FL, GA, LA, PA & SC:		COLLATERAL AGENT THE BANK OF NEW YORK MELLON, a New York banking corporation

Name:		By:
Name:
Title:

Witness #2 as to Properties in CT, DE, FL, GA, LA, PA & SC:		MASTER LESSEE

TOYS “R” US – DELAWARE, INC., a Delaware corporation

By:
Name:
Title:
Name:
Notary Public as to Properties in GA & LA:		AGREED AND CONSENTED TO AS TO PARAGRAPH 2(B): MASTER LESSOR: TOYS “R” US PROPERTY COMPANY II, LLC (formerly known as Giraffe Properties, LLC), a Delaware limited liability company
Name:
Title:	Notary Public
By:
Name:
Title:

The following acknowledgment page, including notary execution, is hereby incorporated by reference into this page as if set forth hereon in its entirety.

SNDA – Execution Page

County of NY, State of NY:

Multi-State LLC (by Individual) Acknowledgment:

On 11/18/09, before me, the undersigned officer, personally appeared                                         , who acknowledged himself / herself to me (or proved to me on the basis of satisfactory evidence) to be the                                               of the executing limited liability company (hereinafter, the “LLC”), and that as such officer, being duly authorized to do so pursuant to its operating agreement &/or bylaws, executed, subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the LLC by himself / herself in his / her authorized capacity as such as his / her free and voluntary act and deed and the free and voluntary act and deed of said LLC *** Witness my hand and official seal.

Uniform Acknowledgment, which is supplemental to the foregoing:

On 11/18/09, before me, the undersigned, a Notary Public in and for said State, personally appeared                                         , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he / she / they executed the same in his / her / their authorized capacity(ies), and that by his / her / their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument. *** [If notarized in CA — I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.] *** Witness my hand and official seal.

Notary Public

SNDA – Execution Page

OHIO PREPARER’S STATEMENT

This instrument prepared by:	Arthur S. Adler, Esq.
Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004

Schedule 1.1

Additional Properties

Store No.	Address
6383	450 Grossman Drive, Braintree, MA
7522	105 Campanelli Industrial Drive, Brockton, MA
6443	12 Mystic Road, Gateway Shopping Center, Everett, MA
7520	8 Gallen Road, Kingston, MA
7524	1190 S. Washington St., No. Attleboro, MA
7534	492 State Rd., Dartmouth Town Ctr., N. Dartmouth, MA
6388	1255 So. Washington St., No. Attleboro, MA
9203	590 Howe Ave., Cuyahoga Falls, OH
6457	7055 North Aurora Road, Aurora, OH
8931	2626 N. Fairfield Rd., Beavercreek, OH
9254	1240 Doral Drive, Boardman, OH
9210	317 Boardman Poland Rd., Boardman, OH
9211	4822 N.W. Wipple Ave., Canton, OH
8908	4585 Eastgate Blvd., Cincinnati, OH
8905	9959 Colerain Ave., Cincinnati, OH
8922	6547 Sawmill Road, Dublin, OH
9208	1601 West River Road North, Elyria, OH
8910	4285 Groves Rd., Columbus, OH
9279	1360 S. Holland-Sylvania Road, Holland, Ohio
9207	7723 Mentor Ave., Mentor, OH

Store No.	Address
8916	2859 Miamisburg Centerville Rd, Miamisburg,OH
9232	52 Springside Drive @ Highway 18, Montrose,OH
9221	27048 Lorraine Ave., North Olmsted, OH
9276	340 New Town Square Drive, Toledo, OH
9239	2686 Taylor Road, Reynoldsburg, OH
9277	5500 Milan Road, Sandusky, OH
9212	67681 Mall Rd., St. Clairsville, OH
9267	5025 Monroe, St., Toledo, OH
9218	Route 18/Valley View Dr., Monaca, PA
9234	20281 Route 19, Cranberry, PA
9209	1920 Edinboro Rd., Erie, PA
8329	201 Franklin Mills Circle, Philadelphia, PA
8370	620 Galleria Drive, Johnstown, PA
8303	250 Mall Blvd., King of Prussia, PA
8312	1154 West Baltimore Pike, Media, PA
9213	3735 William Penn Hwy., Monroeville, PA
6462	980 Bethlenham Pike, Montgomeryville, PA
8311	2345 East Lincoln Hwy., Langhorne, PA
8366	1055 Woodland Road, Wyomissing, PA
9215	2003 Cheryl Drive, Pittsburgh, PA
6362	Rt. 6, Scranton Carbondale Rd. Scranton, PA
6449	770 Baltimore Pike, Springfield, PA
6359	955 Grape Street, Whitehall Twp., PA

Store No.	Address
6361	620 Kidder St., Wilkes-Barre, PA
8323	2000 Lycoming Mall Rd., Muncy, PA
8310	1410 Kenneth Rd., York, PA

Schedule 1.2

Excluded Properties

Store No.	Address
5601	1110 W. Merrill Avenue, Rialto, CA
9501	420 S.E. Thompson Road, Lee Summit, MO
6301	703 Bartley Chester Road, Flanders, NJ
7701	3800 Railport Parkway, Midlothian, TX
6034	7150 N. Cherryvale Blvd., Chicago, IL
7812	300 Lexington Drive, Plano, TX

Schedule 6.1(h)

Reporting Requirements

1.1 Books and Records. Tenant shall keep and maintain on a fiscal year basis proper books and records, in which accurate and complete entries shall be made of all dealings or transactions of or in relation to this Lease, the Leased Properties and the business and affairs of Tenant relating to the Leased Properties which shall reflect all items of income and expense in connection with the operation of the Leased Properties and in connection with any services, equipment or furnishings provided in connection with the operation of the Leased Properties, in accordance with GAAP. Subject to Article XXIV of this Lease, Landlord, Landlord’s Lender and their respective authorized representatives shall have the right at reasonable times and upon reasonable notice to examine the books and records of Tenant relating to the operation of the Leased Properties and to make such copies or extracts thereof as they may reasonably require.

1.2 Financial Statements.

1.2.1 Quarterly Reports. Commencing not later than forty-five (45) days following the end of each Fiscal Quarter (commencing with the current Fiscal Quarter), Tenant shall deliver to Landlord and Landlord’s Lender quarterly sales reports in respect of the Leased Properties and unaudited financial statements, internally prepared on an accrual basis, reporting TTM EBITDAR as of the end of such Fiscal Quarter and for the corresponding Fiscal Quarter of the previous year, including a statement of net income (in respect of the Leased Properties) for the year to date and a statement of revenues and expenses for such Fiscal Quarter, and a comparison of the year to date results with the results for the same period of the previous year, and a calculation of the Variable Additional Charges and Scheduled Additional Charges for such period. Such statements for each Fiscal Quarter shall be accompanied by an Officer’s Certificate certifying to the best of the signer’s knowledge, (A) that such statements fairly represent the financial condition and results of operations of Tenant, (B) that as of the date of such Officer’s Certificate, no Event of Default exists under this Lease or, if so, specifying the nature and status of each such Event of Default and the action then being taken by Tenant or proposed to be taken to remedy such Event of Default, and (C) that as of the date of each Officer’s Certificate, no litigation exists involving Tenant or any of the Leased Properties in which the amount involved is $2,000,000 (in the aggregate) or more (unless all or substantially all of the potential liability is covered by insurance), or, if so, specifying such litigation and the actions being taking in relation thereto. All of such information shall be prepared on an aggregate basis for all of the Leased Properties.

1.2.2 Annual Reports. Not later than one-hundred twenty (120) days after the end of each Fiscal Year of Tenant’s operations (commencing with the Fiscal Year ending in 2009), Tenant shall deliver to Landlord and Landlord’s Lender annual sales reports in respect of the Leased Properties prepared on an aggregate basis for all of the Leased Properties (except as specified below in this clause 1.2.2) and audited financial statements for Tenant certified by an Independent Accountant in accordance with GAAP which shall contain unaudited schedules as follows: a calculation of Variable Additional Charges and Scheduled Additional Charges for such period. Such annual financial statements shall also be accompanied by an Officer’s Certificate in the form required pursuant to clause 1.2.2. Such report shall also a summary description of each contest being conducted by Tenant as of the end of such Fiscal Year in accordance with Section 6.1(b)(ii) of this Lease, where such contest, if determined adversely to Tenant, would have a material adverse effect on value of the Leased Property.

1.2.3 Disclosure Restrictions. Notwithstanding anything to the contrary contained in this schedule, unless such information is otherwise disclosed publicly by Tenant or any of its Affiliates, Tenant shall not be required to deliver financial information hereunder to Landlord or Landlord’s Lender to the limited extent and only during any such period that any applicable federal or state securities laws or regulations promulgated thereunder (a) expressly prohibit such delivery or (b) permit such delivery to be made to Landlord or Landlord’s Lender only when also disclosed publicly.

1.2.4 Capital Expenditures Summaries. Tenant shall, within ninety (90) days after the end of each Fiscal Year of Tenant, deliver to Landlord and Landlord’s Lender an annual summary of any and all capital expenditures made at the Leased Properties during the prior Fiscal Year.

Schedule 15.1

Landlord’s Debt Documents as of the Date Hereof

1.	Indenture, dated as of even date herewith, by and among Toys “R” Us Property Company II, LLC (formerly known as Giraffe Properties, LLC), Toys “R” Us, Inc., and any future subsidiaries of Toys “R” Us Property Company II, LLC, as guarantors thereunder, and The Bank of New York Mellon, as trustee.

2.	Combined Fee and Leasehold Multistate Mortgage, Deed to Secure Debt, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Master Lease, Subleases, Rents and Security Agreement, by Toys “R” Us Property Company II, LLC in favor or The Bank of New York Mellon, as collateral agent.

3.	Amended and Restated Combined Fee and Leasehold Multistate Mortgage, Deed to Secure Debt, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Master Lease, Subleases, Rents and Security Agreement, by Toys “R” Us Property Company II, LLC in favor or The Bank of New York Mellon, as collateral agent.

4.	Assignment of Master Leases, Subleases, Rents and Security Deposits, by Toys “R” Us Property Company II, LLC in favor or The Bank of New York Mellon, as collateral agent.